                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67597
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
INTERMET CORP.                              )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]       Operating Statement                         (Form 2)

     [X]       Balance Sheet                               (Form 3)

     [X]       Summary of Operations                       (Form 4)

     [X]       Monthly Cash Statement                      (Form 5)

     [X]       Statement of Compensation                   (Form 6)

     [X]       Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)
                                                         YES  [X]      NO  [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                         YES  [X]      NO  [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                                         YES  [X]      NO  [ ]

5.    All United States Trustee Quarterly fees have been paid and are current
                                                         YES  [X]      NO  [ ]

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                         YES  [X]      NO  [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   APRIL 20, 2005                 /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        ----------------------------------------
                                        Title                     Phone

      INTERNET CORP. AND SUBSIDIARIES
      OPERATING STATEMENT
      FOR THE MONTH ENDED 3-31-05
      ($000'S)

                                                 CASE # 04-67597
                                                    INTERMET
                                                     CORP(*)
                                       ------------------------------------
                                       Current Month     Total Since Filing
                                       -------------     ------------------
Net Sales                                $  62,094            $ 340,594

Cost of Goods Sold
Materials and Freight                       19,006              114,884
Wages - Hourly                               9,680               54,539
Wages-Salary                                 2,603               16,463
Employee Benefits and Pension                5,878               37,649
 Repairs & Maintenance                       2,965               15,529
Supplies                                     3,200               17,388
Utilities                                    3,417               20,054
Purchased Components/Services                3,973               24,600
Income(loss) from Pattern Sales                404                  894
 Fixed Asset - (gain/loss)                     194                  547
 MIS Expense                                   213                1,409
 Travel & Entertainment                         84                  318
 Other Variable Costs                        3,392               12,143
 Depreciation & Amortization                 2,647               16,767
 Other Allocated Fixed Costs                   465                2,222
 Other Fixed Costs                           1,357                6,945
                                        ----------           ----------
Cost of Goods Sold                          59,478              342,351

Gross Profit                                 2,616               (1,757)

Plant SG&A Expense                             145                  817
SG&A Expense - Allocation (Sched 1)          2,250               20,651
 Other Operating Expenses                      136              196,498
                                        ----------           ----------
 Total Operating Expenses                    2,531              217,966

 Operating Profit                               85             (219,723)

 Outside Interest Income                       (23)                 371
 Outside Interest (Expense)                 (1,954)             (10,972)
 Intercompany Interest Income                2,555                6,011
 Intercompany Interest (Expense)            (2,554)              (6,010)
 Charges (From) Affiliates                  (1,648)              (9,553)
 Charges To Affiliates                       1,722                9,968
Income/Loss From European Operations           706                3,818
 Other Income/(Expense)                     (2,285)              (7,856)
                                        ----------           ----------
 Total Non-Operating Expenses               (3,481)             (14,223)

 Income Before Income Taxes                 (3,396)            (233,946)

 Income Tax Expense                             85                  (22)
                                        ----------           ----------
 Net Income                             ($   3,481)          ($ 233,924)
                                        ==========           ==========

(*) Intermet Corporate includes the consolidated results of Intermet Corporate and its domestic subsidiaries as well as the income from European Operations.

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   March
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                March
                                             ----------
Officer Compensation                         $      189
Salary Expense other Employees                      919
Employee Benefits and Pension                       105
Payroll Taxes                                        60
Other Taxes                                           0
Rent and Lease Expense                              216
Interest Expense
Insurance                                            62
Automobile and Truck Expense                         11
Utilities(Gas Electric,Phone)                        68
Depreciation                                         87
Travel and Entertainment                             80
Repairs and Maintenance                              51
Advertising/Promotion                                 0
Supplies, Office Expense                             32

OTHER:
Contributions                                         0
Professional Fees - Audit/Tax                       350
Bank Fees                                            15
Public Reporting Fees                                16
Employee Relocation/Training                          2
Data Processing                                      29
Dues and Subscriptions                               36
Outside Services                                    172
Project Development Costs net of Billings            73
Director Fees                                        25
Miscellaneous                                         4
Legal Fees                                            1
Cost Allocation - Europe                            (78)
Cost Allocation - Out                              (273)
                                             ----------
                                             $    2,250
                                             ==========

Allocation:
Wagner Castings                                     191
Northern Castings                                    51
Ironton Iron                                          0
Lynchburg Foundry                                   193
Columbus Foundry                                    313
Wagner Havana                                         0
Intermet U.S. Holdings                              261
Cast-Matic Corp.                                     82
Diversified Diemakers                               257
Ganton Technologies                                 168
Tool Products                                       137
Corporate                                           597
                                             ----------
Total                                        $    2,250
                                             ==========

      INTERNET Corp. and Subsidiaries
      Balance Sheet as of 03-31-05

                                                        MARCH             FEBRUARY
                                                   CASE # 04-67597     CASE # 04-67597
                                                   ---------------     ---------------
                                                      INTERMET            INTERMET
                                                    CORP (NOTE 1)       CORP (NOTE 1)
                                                   ---------------     ---------------

Cash And Equivalents                                 $    2,301          $    2,722
Accounts Receivable                                      82,218              94,689
Short-Term Intercompany Receivables                          (8)                 (5)
Inventories                                              53,517              51,050
Other Current Assets                                      9,566              11,011
                                                     ----------          ----------
   TOTAL CURRENT ASSETS                                 147,594             159,467

Land and Buildings                                      113,968             113,968
 Machinery & Equipment                                  407,632             409,445
 Construction In Progress                                 5,333               4,620
                                                     ----------          ----------
 Total Fixed Assets                                     526,933             528,033
 Accumulated Depreciation                              (334,527)           (333,615)
                                                     ----------          ----------
    NET FIXED ASSETS                                    192,406             194,418

 Investment In Subsidiaries                                  (2)                 (2)
Investment In European Operations (Note #2)              93,839              95,152
 Long-Term Intercompany Receivables                          (3)                  0
 Deferred Taxes, Long-Term Asset                            661                 661
 Other Assets                                            21,936              21,404
                                                     ----------          ----------

    TOTAL ASSETS                                     $  456,431          $  471,100
                                                     ==========          ==========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                     $    9,020          $   11,056
Wages and Salaries  (See schedule)                        5,234               5,299
Taxes Payable - (See schedule)                            5,381               4,162
                                                     ----------          ----------
  TOTAL POST PETITION LIABILITIES                        19,635              20,517

SECURED LIABILITIES:
SECURED BANK DEBT                                       178,355             186,226

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                       607                 607
 Accrued Tax - State                                       (313)               (313)
 Accrued Property Taxes                                     156                 220
 Accrued Workers Comp                                     7,285               7,535
 Accrued Payroll                                          2,843               2,854
Accrued Payroll Taxes                                         0                   0
                                                     ----------          ----------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES               10,578              10,903

Unsecured Liabilities
Accounts Payable                                         63,542              63,841
Senior & IDR Bonds                                      177,000             177,000
                                                     ----------          ----------
TOTAL UNSECURED LIABILITIES                             240,542             240,841

OTHER LIABILITIES
Accrued Liabilities                                      36,887              36,752
Short-Term Intercompany Payables                              2                   1
Capital Leases                                              364                 406
 Retirement Benefits                                     84,296              83,677
 Deferred Taxes - Long-Term Liability                    (3,838)             (3,838)
 Other Long-Term Liabilities                              6,980               7,405
 Long-Term Intercompany Payables                           (934)               (859)
                                                              0                   0
                                                     ----------          ----------
 TOTAL LIABILITIES                                      572,867             582,031

Common Stock                                              2,605               2,605
Capital In Excess Of Par Value                           36,201              36,201
Retained Earnings - Prepetition                           8,831               8,831
Retained Earnings - Post Petition                      (237,483)           (233,295)
Equity In European Operations                            93,839              95,152
Accumulated Translation Adjustment                        3,855               3,859
Minimum Pension Liability Adjustment                    (24,093)            (24,093)
Unearned Restricted Stock                                  (191)               (191)
                                                     ----------          ----------
TOTAL SHAREHOLDER EQUITY                               (116,436)           (110,931)
                                                     ----------          ----------
 TOTAL LIABILITIES AND EQUITY                        $  456,431          $  471,100
                                                     ==========          ==========

Note 1:

The financial information contained in the operating statement and balance sheet in the monthly operating statement for Intermet Corporation represents the consolidation of all of its domestic subsidiaries that are debtors, other than Intermet Holding Company. Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries.

Note 2

The "Investment in European Operations" is net of $41,842 in March and $42,619 in February representing an intercompany liability of Intermet Corporation to our non-debtor European Operations. If this amount were to be reclassified as a separate intercompany liability rather than a reduction in the amount of Intermet's Investment in European Operations, it could be subject to cancellation or compromise. We are currently evaluating the treatment of this intercompany liability with our tax and other advisors in order to determine the ultimate effect of this intercompany liability, if any, upon the Debtors.

PERIOD ENDED: 03-31-05          INTERMET CORPORATION              CASE #04-67597
                           CORPORATE BOOKS ONLY - NO SUBS
                       SCHEDULE OF POST-PETITION TAX LIABILITY

                                           Balance                                            Balance
                                            as of           Accrued /      Payments /          as of
                                          2/28/2005         Withheld        Deposits         3/31/2005
                                        ------------      ------------    ------------      ------------
Income tax withheld: Federal             $         0       $         0     $         0       $         0
Income tax withheld: State                         0                 0               0                 0
Income tax withheld: Local                         0                 0               0                 0
FICA Withheld                                      0                 0               0                 0
Employers FICA                                     0                 0               0                 0
Unemployment Tax: Federal                         (0)                0               0                (0)
Unemployment Tax: State                            0                 0               0                 0
All Other Payroll W/H                        143,999          (963,110)        409,034          (410,077)

State Taxes: Inc./Sales/Use/Excise        (3,284,740)           69,457         (45,156)       (3,260,439)
                                           2,281,446                 0               0         2,281,446
Property Taxes                                (8,000)           (2,451)              0           (10,451)

Workers Compensation                               0           428,994        (926,276)         (497,282)
                                        ------------      ------------    ------------      ------------

Total                                   ($   867,295)     ($   467,110)   ($   562,398)     ($ 1,896,803)

Wages and Salaries                        (2,483,991)          (72,503)              0        (2,556,494)
                                        ------------      ------------    ------------      ------------

Grand Total                             ($ 3,351,286)     ($   539,613)   ($   562,398)     ($ 4,453,297)
                                        ============      ============    ============      ============

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                Total           0-30 Days      30-60 Days       Over 60 Days
Accounts Payable                         $1,348,548        $1,245,641       $102,908
Accounts Receivable                         N/A

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                        MONTHLY CASH STATEMENT
MONTH ENDED 3/31/2005

                                CASE # 04-67597
--------------------------------------------------------------------------------
                              INTERMET CORPORATION

     ACCOUNT TYPE           CONCEN.       CONCEN.      CONCEN.    DEPOSIT    DEPOSITORY      AP          PR
      Account #           1054530796    1851811305     1599333   5401086482   1096643    2770716377  2770716716
         Bank             Stan. Fed.     Comerica     Bank One   Stan. Fed.   Bank One   Stan. Fed.  Stan. Fed.
----------------------  --------------  -----------  ----------  ----------  ----------  ----------  ----------
BEGINNING BANK BALANCE         650,329    1,004,027     641,022           -           -           -           -
RECEIPTS                    16,088,130            -     478,388   6,216,774       2,911           -           -
TRANSFERS IN                50,338,916   18,831,389   6,201,913           -           -   1,501,118     577,730
DIP INFLOW                  27,229,605            -           -           -           -           -           -
DISBURSEMENTS           (37,684,276.80)    (908,055)   (367,807)          -           -  (1,501,118)   (577,730)
                               A             B            C
TRANSFERS OUT           (24,136,452.82) (14,030,717) (6,700,000) (6,216,774)     (2,911)          -           -
DIP REPAYMENT              (31,243,180)  (4,586,426)          -           -           -           -           -
                        --------------  -----------  ----------  ----------  ----------  ----------  ----------
ENDING BANK BALANCE          1,243,072      310,217     253,516           -           -           -           -


     ACCOUNT TYPE       BENEFITS  MEDICAL - MALLOY  BENEFITS   METLIFE    CHECKING  ENVIRONMENTAL
      ACCOUNT #          502756     5402307572       611996   5402307564   1385313     400806.1
         BANK           Bank One    Stan. Fed.      Bank One  Stan. Fed.  Bank One     Lasalle
----------------------  --------  ----------------  --------  ----------  --------  -------------
BEGINNING BANK BALANCE      -            -           -                 -      -         3,095,750
RECEIPTS                    -            -                 -           -      -             4,533
TRANSFERS IN                -            -           172,353      75,539      -                 -
DIP INFLOW                  -            -                 -           -      -                 -
DISBURSEMENTS               -            -          (172,353)    (75,539)     -            (4,145)

TRANSFERS OUT               -            -                 -           -      -                 -
DIP REPAYMENT               -            -                 -           -      -                 -
                        --------  ----------------  --------  ----------  --------  -------------
ENDING BANK BALANCE         -                              -           -      -      3,096,138.26

CORPORATE DISBURSEMENTS PAID FOR CORPORATE (INCLUDES CORPORATE PAYROLL OF $ 995,650)     E 10,171,286
MATERIAL WIRES PAID BY CORPORATE ON BEHALF OF PLANTS                                       25,219,790
PAYROLL WIRES PAID BY CORPORATE ON BEHALF OF PLANTS                                         3,569,063
                                                                                          -----------
TOTAL WIRES & OTHER DISBURSEMENTS BY CORPORATE (EXCLUDES CORPORATE CHECKS)               D 38,960,139
CORPORATE CHECKS ISSUED PERTAINING TO CORPORATE                                          E    808,732
CORPORATE CHECKS ISSUED PERTAINING TO PLANTS                                                  317,770
                                                                                          -----------
TOTAL CORPORATE DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                    $40,086,641
                                                                                          ===========

OUTSTANDING CHECKS AS OF FEBRUARY 28                                                          467,832
VOIDED CHECKS OUTSTANDING AS OF FEBRUARY 28                                                    (1,570)
CHECKS ISSUED IN MARCH                                                                      1,126,502
CHECK CLEARED IN MARCH                                                                     (1,500,568) Excludes EFT of $550 for
                                                                                                       Payroll Tax Fees
                                                                                          -----------
OUTSTANDING CHECKS AS OF MARCH 31 (SEE OUTSTANDING CHECKLIST)                             $    92,196
                                                                                          ===========

A          37,684,277    Standard Fed Concentration Disbursement
B             908,055    Comerica Concentration Disbursement
C             367,807    Bank One Concentration Disbursement
         ------------
D        $ 38,960,139

   SUM OF E $ 10,980,018 REPESENTS TOTAL DISBURSEMENTS PERTAINING TO CORPORATE

INTERMET CORPORATE                   CASE # 04-67597
CASH DISBURSEMENTS
MARCH 2005

              VENDOR                 TOTAL DISBURSEMENTS
--------------------------------     -------------------
ABC Coke                                    651,170.18
ADP INVESTOR COMMUNICATION                      332.50
ADP, INC                                        865.00
AEROSPACE SERVICES & PRODUCTS                   518.00
AIAG                                          5,000.00
ALABAMA DEPT OF REVENUE                       9,200.00
ALABAMA POWER                                   881.55
Alcan Aluminum Corporation                  432,408.00
Alcast Company                               14,367.00
Alcoa Aluminum                            1,110,285.80
ALFE Heat Treating                          216,431.24
Allied Mineral Products                      73,479.61
Alter Trading                                60,000.00
Aluar Aluminum                              691,047.60
Aluminum Resources                          211,076.50
AMERICAN ELECTRIC POWER                     207,703.00
AMERICAN FOUNDRY SOCIETY                      3,750.00
AMTECH INTERNATIONAL GROUP,LTD               38,286.00
ANDREWS, THOMAS                               6,579.81
ANX EBUSINESS                                 3,456.00
APPALACHIAN POWER                             1,630.07
ARCET EQUIPMENT COMPANY                          85.82
ARCH CONSULTING ASSOCIATES                      850.00
ASTM                                            400.00
AT&T                                            228.47
AT&T-UNIVERSAL BILLER                         1,987.25
AUTOMATED MAILING SOLUTIONS                     170.68
B & B X-RAY SALES SERVICE                       980.00
BANK OF NOVA SCOTIA                       2,170,929.79
BEGLIN, JUSTIN                                1,051.68
Behr Metals                                 370,000.00
BELLSOUTH                                     2,100.40
BELTS, ROBERT                                    29.75
Bent Tube Inc.                                1,097.49
Bentonite Performance Minerals              102,000.00
BERWYN GROUP, THE                                 9.50
B-H Transfer                                 36,721.92
BLUE CROSS BLUE SHIELDS                   1,754,395.89
BODYCOTE IMT INC                              1,225.00
BOWNE OF CHICAGO                              7,395.00
BRUECHERT, PAUL                                  48.75
BSW, INC                                         50.00
BUCCIERO & ASSOCIATES, P.C                    5,000.00
BUREAU OF NATIONAL                              681.00
BURGE, CRAIG                                    915.91
BURTON, GLEN                                     71.03
BUS-TECH                                        818.75
CACHEAUX, CAVAZOS & NEWTON                      636.80
CAMPBELL COUNTY                              10,415.40
CAPRETTA, DAVID                                  41.99
CAPSTONE                                    463,673.45
CARSON, FISCHER, P.L.C                        3,748.12

              VENDOR                 TOTAL DISBURSEMENTS
--------------------------------     -------------------
CAST METALS INSTITUTE, INC.                     620.00
CCMA                                        261,845.19
CENTRIC SOFTWARE, INC.                       42,400.00
CESSNA AIRCRAFT COMPANY                       1,184.02
CFI CHILD SUPPORT                            48,255.78
CHICAGO SOFT                                    184.00
CIMMETRY SYSTEMS, INC.                        1,874.25
CINTAS CORPORATION                               69.96
CITY OF RADFORD                              13,490.52
COLUMBUS CONSOLIDATED                            51.79
COLUMBUS WATER WORKS                             69.84
COM ED                                          228.28
Cometals                                    268,328.50
COMPUTER ASSOCIATES INTL INC.                22,494.00
CONCENTRA MEDICAL CENTERS                       137.00
CONWAY MACKENZIE & DUNLEAVY               1,171,454.37
COR SOLUTIONS, INC.                          29,448.51
CORPORATE PAYROLL                           298,490.93
COX, MICHAEL                                    205.50
Crest Products                                8,451.97
CSC                                           7,612.80
CUSTOM CONTRACTING, INC.                     41,884.00
DALTON'S SERVICES, INC.                       1,800.00
Dana                                        876,847.77
Dead Sea Magnesium                          907,429.23
DECATUR PAYROLL                             906,062.81
DEL PRINTING, INC.                            1,211.00
DELL MARKETING L.P.                           2,582.44
DICKSON ALLAN                                 6,836.26
DILLIN DEVELOPMENT CORP.                        540.00
Dimetek                                      16,172.50
DME RR                                       66,670.35
DORSEY & WHITNEY LLP                          6,602.39
DOYLE, PAT                                    1,604.75
DRUSCHITZ, ALAN P.                            1,084.58
DUCTILE IRON SOCIETY                          2,000.00
DUN & BRADSTREET                                237.59
Eastern Alloys, inc.                        251,082.71
EASTERN COMPUTER EXCHANGE, INC.               5,457.00
EDWIN B. BRANCH                              16,831.97
EGH/TIMBERLAND THREE L.L.C.                  60,062.27
Elkem Metals, Inc.                          314,102.93
Enbridge Gas Services                        82,936.97
ENTERPRISE FLEET SERVICES                    15,639.10
EPICOR SOFTWARE CORPORATION                   4,435.53
ERNST & YOUNG                               884,691.00
EXEC-U-CARE                                   6,309.82
EXECUTIVE COFFEE SYSTEMS                        555.51
Fairmont Minerals                            30,571.00
FEDERAL RESERVE BANK OF                         550.00
FIDELITY SAVINGS AND PROFIT PLAN             40,683.41
FOCAL COMM. OF MICHIGAN                         590.82
FOLEY, LARDNER                              444,719.80
Forest City Technologies, Inc.                1,380.00
Foseco Metallurgical Inc.                    65,933.12
Freudenberg NOK                              17,468.34
FTI RESTRUCTURING                           465,445.37
G & H Diversified Mfg.                       20,028.00

              VENDOR                 TOTAL DISBURSEMENTS
--------------------------------     -------------------
GE CAPITAL                                   19,512.14
GEORGIA DEPT OF REVENUE                      55,500.00
GEORGIA POWER                                 2,751.90
GEORGIA SALES TAX - CFI                      40,040.92
GIERC, DANIEL                                   109.01
GILLILAND, TIM                                  765.37
GLOBAL ENGINEERING DOCUMENTS                     20.16
GLOBAL EXCHANGE SERVICES                      1,344.65
Globe                                       597,637.80
GOPAL, NANDA P N                              2,134.95
GT SOFTWARE, INC.                             1,589.07
HA International LLC                         59,734.88
HAMILTON, MILLER, HUDSON &                       45.00
HEMING, DANIEL                                1,032.55
HOOVER, ROB                                     778.16
HORN, REGINA                                    262.39
HOWARD & HOWARD                              15,276.50
Hydro Magnesium                             325,357.74
Hydro Magnesium (Norsk Hydro)               385,995.68
IBM CORPORATION                              35,338.34
IBM LIMITED SPECIAL BILLING                     240.36
ICS                                             217.35
IKON FINANCIAL SERVICES                       3,373.84
IKON OFFICE SOLUTIONS                         8,998.19
IMCO Recycling                            1,747,374.40
IMPECCABLE MACHINING                         22,899.99
INFORMATION HANDLING SERVICES                 9,165.64
INSTRUMENT CALIBRATION & TECH                    85.00
IRON MOUNTAIN RECORDS MGMT                      259.98
J.W. MARTIN                                      82.54
JACKSON PAYROLL                             182,797.42
JACKSON, SHIELDS, YEISER, HOLT                1,704.12
JACOBSEN'S FLOWERS INC.                          47.69
JAFFE, RAITT, HEUER & WIESS                  99,559.23
JAMES DAVIS CLEANING SERVICE                    500.00
JOCK ABELL LANDSCAPING                          360.00
KARJALA, MARY JO                                 70.09
KLEIN, KYLE                                     203.93
KPMG                                        400,000.00
KUZINSKI, MARK                                  475.25
LAEMPE + REICH COMPANIES                     14,710.88
Land Transportation                         128,909.33
Larpen Metallurgical Service                167,700.00
LEONARD BROS. DATA MANAGEMENT                   478.08
LIEBERT GLOBAL SERVICES                       1,474.75
LINDA LUMPKIN                                   454.04
LISIO, JOHN                                   1,007.45
LONGHURST, JOHN                               2,214.61
LUMPKIN, LINDA                                   45.00
MACKINNEY SYSTEMS                               195.00
MAGMA FOUNDRY TECHNOLOGIES                    3,000.00
MAINLINE INFORMATION SYSTEMS                  2,300.00
MALECKI, ELIZABETH                            1,380.00
MALLON, ROBERT                                1,052.31
MALLOY - 611996                             172,338.48
MARSH USA INC.                               56,250.00
MARTINEZ, FRED                                2,562.81
MAYER,BROWN,ROWE & MAW                          232.50

              VENDOR                 TOTAL DISBURSEMENTS
--------------------------------     -------------------
MCCOLLUM, WILLIAM E.                          1,200.21
MCI                                             622.74
MEDCO HEALTH                                461,131.36
Metallurg                                    25,677.11
METLIFE                                      20,654.53
METLIFE DENTAL                               75,539.21
METRO METAL PRODUCTS                          3,525.76
METRO METAL PRODUCTS                          8,000.00
Midland Industries, Inc.                     63,641.06
MILBANK TWEED HADLEY MCCLOY LLP             230,325.19
Miller & Co.                                312,124.37
MILLER, ALAN                                    673.45
MINNEAPOLIS PAYROLL                         947,895.49
MINNEAPOLIS SALES TAX                         5,788.00
MINNESOTA DEPT OF HEALTH                        125.00
MONROE PAYROLL                            1,284,833.87
MOORE, TERRY                                  2,070.77
MPC                                          15,472.80
MSC Industrial Supply                         3,370.52
National Material Trading                   691,125.64
NEMSHICK, DAVID                                  48.53
Noranda Aluminum                            129,271.46
Norfolk Southern                             80,000.00
OFFICE DEPOT, INC.                            2,999.76
Ohio Screw Products                          37,555.50
O'MELVENY & MYERS                            44,327.82
OmniSource Corporation-Copper               159,740.00
OmniSource Corporation-Steel              7,891,452.57
Oneok Energy Marketing                       27,329.62
PAGE, SCRANTOM, SPROUSE,                      1,943.07
PAMS, GENE                                       22.75
Parker Hannifin                              25,118.54
PATZWALDT, JEFF                                 932.57
PBCC                                              5.31
PC MALL, INC.                                   340.10
PEPPER HAMILTON LLP                         154,725.97
Per Mar Security Services                     1,921.50
PLANTERRA GREENHOUSES                            87.00
PLASKO, RANDALL                                 338.69
PLYMOUTH WAYNE, INC.                             18.70
Porter Warner Industries                     76,293.92
PREMIER TECHNOLOGY GROUP, LLC                   449.08
Primetrade, Inc.                          1,162,836.49
PROFORMA                                      1,819.75
PRUCHA, TOM                                   1,098.61
PUTNAM 401K                                 144,832.31
QWEST                                             5.14
RACINE PAYROLL                              162,380.70
RAR HOLDINGS, INC.                            3,322.00
REINHART,BOERNER,VAN DEUREN,                    567.71
RES Manufacturing                            24,471.42
RI Lampus                                    39,784.96
RIDLEY'S BAKERY CAFE                            125.80
ROBERT HALF TECHNOLOGY                        7,332.00
ROBERTS, DONALD                                 805.33
RUFF, GARY F.                                   131.70
RUTHERFORD, JOHN                              1,416.55
SANDERS, S. DAVID                               891.68

              VENDOR                 TOTAL DISBURSEMENTS
--------------------------------     -------------------
SAS INSTITUTE INC                             7,000.47
SBC                                           2,390.27
SECRETARY OF STATE, GEORGIA                     120.00
SECRETARY OF STATE-TN                            40.00
SENIORSCRIPS                                  2,515.00
SHOWALTER, ERIC                                 769.68
SHRED-IT DETROIT                                 79.80
SILBERT, RICHARD                              2,992.11
SOCHOR, NATHAN                                  336.74
SOUTHERN AIR                                    662.04
Spartan Light Metal Products                 57,394.50
Spectro Alloys Corporation                1,463,017.45
Spray-rite                                   53,338.99
SPRINT                                       41,699.81
SPRINT CONFERENCING SERVICES                  1,247.39
SPROUSE, JANE                                   127.53
SQUIRE,SANDERS & DEMPSEY LLP                  4,589.22
SRI QUALITY SYSTEM REGISTRAR                 13,166.53
STANDARD FEDERAL                             14,448.64
STATE OF MICHIGAN                             1,457.11
STERLING COMMERCE-73199                         395.49
STEVENSVILLE PAYROLL                         85,092.58
STOUT RISISIUS ROSS                          43,870.84
SUNGARD AVAILABILITY SERVICES                   834.00
Superior Graphite Co.                        24,153.76
TAX EXECUTIVES INSTITUTE, INC                    40.00
Tenneco Automotive                           12,540.00
TERMINIX INTERNATIONAL                           32.00
THOMSON FINANCIAL                            11,609.06
Thyssen Specialty Steels, Inc.                2,039.04
Tinnerman Palnut                             15,447.44
T-MOBILE                                        149.27
TOURNAMENT PLAYERS CLUB                      23,160.00
Toyota Tsusho                               130,188.87
TRADEWINDS AVIATION                           8,610.41
Trans Man Logistics, Inc.                   771,069.74
Trelleborg                                   28,980.00
TSBY RR                                      29,433.50
U.S. TRUSTEE                                 10,000.00
UGS CORP.                                       570.00
UMETCO Inc.                                 104,580.00
Unimin Corporation                           71,617.90
UNITED AMERICAN INSURANCE CO.                29,892.00
US Magnesium LLC                            975,603.71
VALUE OPTIONS                                25,520.37
VALUEOPTIONS, INC                            14,446.02
VANGUARD                                     55,559.21
VANGUARD GROUP 401K                         182,974.73
VASS, S. REID                                 1,572.56
VERIZON WIRELESS MESSAGING SVC                   73.57
VERIZON WIRELESS-GREAT LAKES                  2,003.91
Vesuvius                                     19,425.29
VIRGINIA DEPT OF TAXATION                        44.73
VIRGINIA DEPT. OF TAXATION                       28.67
VISHAY MEASUREMENTS GROUP                     1,511.54
VISUAL IMPRESSIONS                              241.68
VOSS, DAVID                                      43.97
W.E.L. INC.                                   4,819.49

              VENDOR                 TOTAL DISBURSEMENTS
--------------------------------     -------------------
WACHTELL LIPTON ROSEN KATZ                  227,045.97
WALKER, SEAN                                    310.87
WASTE MANAGEMENT                                 90.82
WAYNE BOOTH INVESTMENTS                      25,300.00
Wheelabrator Abrasives                      126,955.00
WINKLE, TOM                                     272.24
WITH OUR COMPLIMENTS, INC                        55.00
WOODLAND CAFE                                   116.60
WOODS, ROGERS & HAZLEGROVE PLC                2,792.24
WPI                                           3,750.00
XEROX CORPORATION                               426.11
XPEDX - LYNCHBURG                               158.55
ZEIMET, RANDY                                 1,144.57
                                      ----------------
                                      $  40,086,641.01

INTERMET COPORATION
CASE # 04-67597
AT 3/31/05

CORPORATE - BANK RECONCILIATION

Bank Balance                                 $       -

Actual Outstanding Checks                    92,196.16
Misc Reconciling Items Adjusted in
April                                            (0.91)
                                             ---------
                                             92,195.25

Unadjusted GL Balance                        92,195.25
                                             ---------

Difference                                   $       -
                                             =========

INTERMET CORPORATION
OUTSTANDING CHECKS
CASE #04-67597

  DATE    CHECK   OUTSTANDING
10/22/04  91412   $    503.39
12/29/04  92113        616.32
 1/14/05  92218         70.35
 1/28/05  92417        616.32
  2/4/05  92456         79.10
 2/25/05  92698        616.32
  3/9/05  92799      9,200.00
  3/9/05  92800        711.60
  3/9/05  92816        132.29
 3/18/05  92864        690.86
 3/18/05  92913         64.50
 3/24/05  92931      2,878.14
 3/24/05  92935         29.75
 3/24/05  92937      1,874.25
 3/24/05  92939         51.79
 3/24/05  92942      7,417.60
 3/24/05  92947        824.42
 3/24/05  92949      5,457.00
 3/24/05  92954        116.00
 3/24/05  92957      1,589.07
 3/24/05  92958        835.96
 3/24/05  92961        240.36
 3/24/05  92965        500.00
 3/24/05  92967         45.00
 3/24/05  92972      1,347.24
 3/24/05  92973         48.53
 3/24/05  92983      1,434.00
 3/24/05  92984         40.00
 3/24/05  92985        120.00
 3/24/05  92989        272.24
 3/24/05  92990         19.39
 3/24/05  92996         90.82
 3/24/05  92998        158.55
 3/24/05  93001     28,205.00
 3/24/05  93002     25,300.00

                  $ 92,196.16

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET CORP.              Capacity:     ___      Shareholder
      Case Number:  04-67597                    ___      Officer
                                                ___      Director
                                                ___      Insider

PLEASE SEE COMPANY PREPARED SCHEDULE ATTACHED.

CURRENT COMPENSATION PAID:          Weekly             or                Monthly

                                    _______                              _______

CURRENT BENEFITS PAID:              Weekly             or                Monthly

           Health Insurance         _______                              _______

           Life Insurance           _______                              _______

           Retirement               _______                              _______

           Company Vehicle          _______                              _______

           Entertainment            _______                              _______

           Travel                   _______                              _______

           Other Benefits           _______                              _______

           Total Benefits           _______                              _______

CURRENT OTHER BENEFITS PAID:        Weekly             or                Monthly

           Rent Paid                _______                              _______

           Loans                    _______                              _______

           Other (Describe)         _______                              _______

           Other (Describe)         _______                              _______

           Other (Describe)         _______                              _______

           Total Other Payments     _______                              _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly             or                Monthly

                                    _______                              $0

Dated: APRIL 20, 2005            ______________________________________________
                                    PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

Intermet Corporation
Month Ended March 31, 2005

NAME:                            GARY        ROBERT E.                      JOHN B.      TODD       THOMAS E.          ALAN J.
                                 RUFF          BELTS        TIMOTHY R.     RUTHERFORD   HEAVIN       PRUCHA            MILLER
JOB DUTIES:                  Chairman & CEO  VP Finance     GILLILAND      VP-Sales &  VP-Ferrous  VP-Technical  VP, General Counsel
                                Director      and CFO    VP- Light Metals  Marketing     Metals      Services      Ass't Secretary
                                --------      -------    ----------------  ---------     ------      --------      ---------------
(MONTHLY)
COMPENSATION:                   $ 41,667      $21,667       $   16,667      $ 16,667    $ 17,500     $ 14,583          $ 18,750
                                ----------------------------------------------------------------------------------------------------
BENEFITS PAID:
Health Insurance                     772          772              546           546         772          546               546
Exec-U-Care                          358          358              358           358         358          358               358
Long Term Disability                 142          142              142           142         142          124               142
Life Insurance                       364          190              148           148         154          128               164
Deferred Comp
Retirement                             0            0                0             0           0            0                 0
Company Vehicle                    1,104          850              850           850         855          722               850
Cell Phone                                         62                             85          64

(EXPENSE REIMBURSE):
Meals & Entertainment                                              280           336                      162
Travel                                56           30              353           654                      331                73
Communications (cell phone,
internet on travel, etc.)             76                           132                                     58
Dues & Subscriptions
Misc--Meeting/ Conference/
Luncheon                                                                         426                      520
Misc--Auto                                                                                                 28
Misc--Software fee                                                                                                          600

OTHER PAYMENTS:
Rents Paid
Loans
Other (Describe)
Social Club Membership dues                     7,720                          7,720                                      7,720
Dues & Subscriptions                                                                                                        681

                                ----------------------------------------------------------------------------------------------------
TOTAL OF ALL PAYMENTS           $ 44,538      $31,790       $   19,476      $ 27,932    $ 19,844     $ 17,560          $ 29,885
                                ====================================================================================================

NAME:                                                  GREG
                                   BYTHA             WAHOWIAK       MICHAEL
JOB DUTIES:                        MILLS         Business Systems  SKRZYPCAK  MARY JO KARJALA
                             VP- Administration      Director      Treasurer     Secretary       Total
                             ------------------      --------      ---------     ---------       -----
(MONTHLY)
COMPENSATION:                     $ 12,500           $ 11,917      $  10,833      $ 6,000      $ 188,750
                             ---------------------------------------------------------------------------
BENEFITS PAID:
Health Insurance                       284                487            772          546          6,586
Exec-U-Care                            358                358              0            0          3,225
Long Term Disability                   106                101             92           51          1,325
Life Insurance                         109                103             94           54          1,657
Deferred Comp                                                                                          0
Retirement                               0                  0              0            0              0
Company Vehicle                        850                650              0            0          7,580
Cell Phone                                                 42             41                         294

(EXPENSE REIMBURSE):                                                                                   0
Meals & Entertainment                                                                                778
Travel                                                                                             1,498
Communications (cell phone,
internet on travel, etc.)                                                                            266
Dues & Subscriptions                                                                                   0
Misc--Meeting/ Conference/
Luncheon                                                                               70          1,016
Misc--Auto                                                                                            28
Misc--Software fee                                                                                   600

OTHER PAYMENTS:                                                                                        0
Rents Paid                                                                                             0
Loans                                                                                                  0
Other (Describe)                                                                                       0
Social Club Membership dues                                                                       23,160
Dues & Subscriptions                                                                                 681
                                                                                                       0
                             ---------------------------------------------------------------------------
TOTAL OF ALL PAYMENTS             $ 14,208           $ 13,658      $  11,833      $ 6,721      $ 237,444
                             ===========================================================================

                                                                  Intermet Corp.
                                                           Case Number: 04-67597

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                  CARRIER                POLICY PERIOD
--------------                  -------                -------------
Property                      Lloyds                  11/1/04-11/1/05
Boiler/Machine                Hartford                11/1/04-11/1/05
Cargo                         Fireman's Fund          11/1/04-11/1/05
Truck Cargo                   Fireman's Fund          11/1/04-11/1/05

Aviation                      USAIG                   11/1/04-11/1/05

Fiduciary                     St. Paul                11/1/04-11/1/05

Primary D&O                   St. Paul                11/1/04-11/1/05
Excess D&O                    Chubb                   11/1/04-11/1/05
Excess D&O                    Platte River            11/1/04-11/1/05

Crime                         AIG                     12/1/04-12/1/05

General Liability             ACE                     12/22/04-12/22/05
Umbrella                      National Union          12/22/04-12/22/05

Workers' Comp                 ACE                     12/22/04-6/22/05
Excess Workers' Comp          ACE                     12/22/04-12/22/05

Auto                          ACE                     12/22/04-12/22/05

Foreign (DIC)                 ACE                     12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )        CASE NO: 04-67599
                                    )        Chapter 11
                                    )        Judge: Marci B. McIvor
ALEXANDER CITY CASTING CO., INC.    )
                          Debtor    )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]    Operating Statement                   (Form 2)

     [X]    Balance Sheet                         (Form 3)

     [X]    Summary of Operations                 (Form 4)

     [X]    Monthly Cash Statement                (Form 5)

     [X]    Statement of Compensation             (Form 6)

     [X]    Schedule of In-Force Insurance        (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                          YES [X]    NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                          YES [X]    NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                          YES [X]    NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                          YES [X]    NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                          YES [X]    NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: APRIL 20, 2005                   /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                      Phone

Internet Corp. and Subsidiaries
Operating Statement
For the Month Ended 3-31-05
($000's)

                                                                  CASE # 04-67599
                                                                     ALEXANDER
                                                                 CITY CASTING CO.
                                                       -----------------------------------------
                                                       Current Month          Total Since Filing
                                                       -------------          ------------------
 Net Sales                                                 $  0                   $     0

Cost of Goods Sold
Materials and Freight                                         -                         -
Wages - Hourly                                                -                         -
Wages-Salary                                                  -                         -
Employee Benefits and Pension                                 -                         -
 Repairs & Maintenance                                        -                         -
Supplies                                                      -                         -
Utilities                                                     -                         -
Purchased Components/Services                                 -                         -
Income(loss) from Pattern Sales                               -                         -
 Fixed Asset-(gain/loss)                                      -                         -
 MIS Expense                                                  -                         -
 Travel & Entertainment                                       -                         -
 Other Variable Costs                                         -                        68
 Depreciation & Amortization                                  -                         -
 Other Allocated Fixed Costs                                  -                         -
 Other Fixed Costs                                            -                         -
                                                           ----                   -------
Cost of Goods Sold                                            -                        68

Gross Profit                                                  -                       (68)

Plant SG&A Expense                                            -                         -
SG&A Expense - Allocation (Sched 1)                           -                         -
 Other Operating Expenses                                     3                     1,580
                                                           ----                   -------
 Total Operating Expenses                                     3                     1,580

 Operating Profit                                            (3)                   (1,648)

 Outside Interest Income                                      -                         -
 Outside Interest (Expense)                                   -                         -
 Intercompany Interest Income                                 -                         -
 Intercompany Interest (Expense)                              -                         -
 Charges (From) Affiliates                                    -                         -
 Charges To Affiliates                                        -                         -
Income/Loss From European Operations                          -                         -
 Other Income/(Expense)                                       -                         1
                                                           ----                   -------
 Total Non-Operating Expenses                                 -                         1

 Income Before Income Taxes                                  (3)                   (1,647)

 Income Tax Expense                                          (1)                        6
                                                           ----                   -------
 Net Income                                                 ($2)                  ($1,653)
                                                           ====                   =======

Intermet Corp and Subsidiaries
Corporate Selling, General and Administrative Costs
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                      Schedule 1
                                                                      March

                                               March
                                              ------
Officer Compensation                          $  189
Salary Expense other Employees                   919
Employee Benefits and Pension                    105
Payroll Taxes                                     60
Other Taxes                                        0
Rent and Lease Expense                           216
Interest Expense
Insurance                                         62
Automobile and Truck Expense                      11
Utilities(Gas Electric,Phone)                     68
Depreciation                                      87
Travel and Entertainment                          80
Repairs and Maintenance                           51
Advertising/Promotion                              0
Supplies, Office Expense                          32

OTHER:
Contributions                                      0
Professional Fees-Audit/Tax                      350
Bank Fees                                         15
Public Reporting Fees                             16
Employee Relocation/Training                       2
Data Processing                                   29
Dues and Subscriptions                            36
Outside Services                                 172
Project Development Costs net of Billings         73
Director Fees                                     25
Miscellaneous                                      4
Legal Fees                                         1
Cost Allocation-Europe                           (78)
Cost Allocation-Out                             (273)
                                              ------
                                              $2,250
                                              ======

Allocation:
Wagner Castings                                  191
Northern Castings                                 51
Ironton Iron                                       0
Lynchburg Foundry                                193
Columbus Foundry                                 313
Wagner Havana                                      0
Intermet U.S. Holdings                           261
Cast-Matic Corp.                                  82
Diversified Diemakers                            257
Ganton Technologies                              168
Tool Products                                    137
Corporate                                        597
                                              ------
Total                                         $2,250
                                              ======

INTERNET Corp. and Subsidiaries
Balance Sheet as of 03-31-05

                                                  CASE # 04-67599
                                                     ALEXANDER
                                                  CITY CASTING CO.
                                                  ----------------
Cash And Equivalents                                   $     0
Accounts Receivable                                          0
Short-Term Intercompany Receivables                          0
Inventories                                                133
Other Current Assets                                         0
                                                      --------
   TOTAL CURRENT ASSETS                                    133

Land and Buildings                                         537
 Machinery & Equipment                                   1,592
 Construction In Progress                                    0
                                                      --------
 Total Fixed Assets                                      2,129
 Accumulated Depreciation                               (1,572)
                                                      --------
    NET FIXED ASSETS                                       557

 Investment In Subsidiaries                                  0
Investment In European Operations                            0
 Long-Term Intercompany Receivables                          0
 Deferred Taxes, Long-Term Asset                             0
 Other Assets                                                0
                                                      --------
    TOTAL ASSETS                                      $    690
                                                      ========

Liabilities and Shareholder Equity

POST PETITION LIABILITIES
Accounts Payable                                      $      0
Wages and Salaries  (See schedule)                           0
Taxes Payable-(See schedule)                                 2
                                                      --------
  Total Post Petition Liabilities                            2

SECURED LIABILITIES:
SECURED BANK DEBT                                            0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                        0
 Accrued Tax-State                                           0
 Accrued Property Taxes                                      0
 Accrued Workers Comp.                                       0
 Accrued Payroll                                             0
Accrued Payroll Taxes                                        0
                                                      --------
Total Taxes and Other Priority Liabilities                   0

Unsecured Liabilities
Accounts Payable                                             0
Senior  & IDR Bonds                                          0
                                                      --------
Total Unsecured Liabilities                                  0

OTHER LIABILITIES
Accrued Liabilities                                        152
Short-Term Intercompany Payables                             0
Capital Leases                                               0
 Retirement Benefits                                         0
 Deferred Taxes - Long-Term Liability                        0
 Other Long-Term Liabilities                                 0
 Long-Term Intercompany Payables                        36,950
 Minority Interest                                           0
                                                      --------
 TOTAL LIABILITIES                                      37,104

 Common Stock                                               10
 Capital In Excess Of Par Value                             90
Retained Earnings - Prepetition                        (34,861)
Retained Earnings - Post Petition                       (1,653)
Equity In European Operations
 Accumulated Translation Adjustment                          0
 Minimum Pension Liability Adjustment                        0
 Unearned Restricted Stock                                   0
                                                      --------
TOTAL SHAREHOLDER EQUITY                               (36,414)
                                                      --------

 TOTAL LIABILITIES AND EQUITY                         $    690
                                                      ========

PERIOD ENDED: 03-31-05     ALEXANDER CITY CASTING CO., INC.      CASE #04-67599

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                     Balance                                     Balance
                                      as of       Accrued /    Payments /        as of
                                    2/28/2005     Withheld     Deposits         3/31/2005
                                    ---------     ---------    ----------       ---------
Income tax withheld: Federal        $       0     $       0    $        0       $      0
Income tax withheld: State          $       0     $       0    $        0       $      0
Income tax withheld: Local          $       0     $       0    $        0       $      0
FICA Withheld                       $       0     $       0    $        0       $      0
Employers FICA                      $       0     $       0    $        0       $      0
Unemployment Tax: Federal           $       0     $       0    $        0       $      0
Unemployment Tax: State             $       0     $       0    $        0       $      0
All Other Payroll W/H               $       0     $       0    $        0       $      0
                                    $       0     $       0    $        0       $      0
State Taxes: Inc./Sales/Use/Excise  $   1,800     $     474    $        0       $  2,274
Property Taxes                      $       0     $       0    $        0       $      0
                                    $       0
Workers Compensation                        0             0             0              0
                                    ---------     ---------    ----------       ---------
Total                               $       0     $       0    $        0       $      0

Wages and Salaries                          0             0             0              0
                                    ---------     ---------    ----------       ---------
Grand Total                         $       0     $       0    $        0       $      0
                                    =========     =========    ==========       =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)        0-30 Days     30-60 Days   Over 60 Days
Accounts Payable                    $       0     $       0    $        0
Accounts Receivable                 $       0     $       0    $        0

                             MONTHLY CASH STATEMENT

                          Period Ending: MARCH 31, 2005

                                                ALEXANDER CITY CASTING CO., INC.
                                                Case Number: 04-67599

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                               General        Payroll       Tax           Cash Coll.     Petty Cash
                               Acct.          Acct.         Acct.         Acct.            Acct.
A. Beginning Balance            _____          _____        _____           _____          _____

B. Receipts                     _____          _____        _____           _____          _____
   (Attach separate schedule)

C. Balance Available            _____          _____        _____           _____          _____
   (A+B)

D. Less Disbursements           _____          _____        _____           _____          _____
   (Attach separate schedule)

E. Ending Balance                             N/A - COMPANY HAS NO BANK ACCOUNTS
   (C-D)

    (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:
        1. Depository Name & Location   _____________________________

        2. Account Number               _____________________________

Payroll Account:
        1. Depository Name & Location   _____________________________

        2. Account Number               _____________________________

Tax Account:
        1. Depository Name & Location   _____________________________

        2. Account Number               _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

________________________________________________________________________________

________________________________________________________________________________

Date: APRIL 20, 2005                        ______________________________
                                            Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: ALEXANDER CITY CASTING CO., INC. Capacity:     ___    Shareholder
      Case Number:  04-67599                         ___    Officer
                                                     ___    Director
                                                     ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly         or           Monthly

CURRENT BENEFITS PAID:              Weekly         or           Monthly

           Health Insurance         _______                     _______

           Life Insurance           _______                     _______

           Retirement               _______                     _______

           Company Vehicle          _______                     _______

           Entertainment            _______                     _______

           Travel                   _______                     _______

           Other Benefits           _______                     _______

           Total Benefits           _______                     _______

CURRENT OTHER BENEFITS PAID:        Weekly         or            Monthly

           Rent Paid                _______                     _______

           Loans                    _______                     _______

           Other (Describe)         _______                     _______

           Other (Describe)         _______                     _______

           Other (Describe)         _______                     _______

           Total Other Payments     _______                     _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly         or           Monthly

                                    _______                     $     0

Dated: APRIL 20, 2005               ___________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                Alexander City Casting Co., Inc.
                                                Case Number: 04-67599

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                  CARRIER                   POLICY PERIOD
--------------------            --------------            -----------------
Property                        Lloyds                    11/1/04-11/1/05
Boiler/Machine                  Hartford                  11/1/04-11/1/05
Cargo                           Fireman's Fund            11/1/04-11/1/05
Truck Cargo                     Fireman's Fund            11/1/04-11/1/05

Aviation                        USAIG                     11/1/04-11/1/05

Fiduciary                       St. Paul                  11/1/04-11/1/05

Primary D&O                     St. Paul                  11/1/04-11/1/05
Excess D&O                      Chubb                     11/1/04-11/1/05
Excess D&O                      Platte River              11/1/04-11/1/05

Crime                           AIG                       12/1/04-12/1/05

General Liability               ACE                       12/22/04-12/22/05
Umbrella                        National Union            12/22/04-12/22/05

Workers' Comp                   ACE                       12/22/04-6/22/05
Excess Workers' Comp            ACE                       12/22/04-12/22/05

Auto                            ACE                       12/22/04-12/22/05

Foreign (DIC)                   ACE                       12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )       CASE NO: 04-67605
                                    )       Chapter 11
                                    )       Judge: Marci B. McIvor
CAST-MATIC CORPORATION              )
                      Debtor        )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]     Operating Statement                 (Form 2)

      [X]     Balance Sheet                       (Form 3)

      [X]     Summary of Operations               (Form 4)

      [X]     Monthly Cash Statement              (Form 5)

      [X]     Statement of Compensation           (Form 6)

      [X]     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                             YES  [X]   NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                             YES  [X]   NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                             YES  [X]   NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                             YES  [X]   NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                             YES  [X]   NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: APRIL 20, 2005                    /s/ Robert E. Belts
                                         -------------------------------
                                         Debtor In Possession

                                         Chief Financial Officer  (248) 952-2500
                                         -----------------------   -------------
                                         Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 3-31-05
($000's)

                                                               CASE #04-67605
                                                                 CAST-MATIC
                                                                    CORP
                                                     -----------------------------------
                                                     Current Month    Total Since Filing
                                                     -------------    ------------------
 Net Sales                                              $ 4,101             $21,722

Cost of Goods Sold
Materials and Freight                                     2,401              12,648
Wages - Hourly                                              273               1,554
Wages-Salary                                                140                 808
Employee Benefits and Pension                                93                 626
 Repairs & Maintenance                                       66                 495
Supplies                                                    254               1,165
Utilities                                                   110                 659
Purchased Components/Services                               191               1,001
Income(loss) from Pattern Sales                               -                   -
 Fixed Asset - (gain/loss)                                    -                   -
 MIS Expense                                                  9                  57
 Travel & Entertainment                                       2                  12
 Other Variable Costs                                       127                 845
 Depreciation & Amortization                                158                 967
 Other Allocated Fixed Costs                                  -                  (2)
 Other Fixed Costs                                          100                 495
                                                        -------            --------
Cost of Goods Sold                                        3,924              21,330

Gross Profit                                                177                 392

Plant SG&A Expense                                            -                   -
SG&A Expense - Allocation (Sched 1)                          82                 475
 Other Operating Expenses                                     -                  55
                                                        -------            --------
 Total Operating Expenses                                    82                 530

 Operating Profit                                            95                (138)

 Outside Interest Income                                      -                   -
 Outside Interest (Expense)                                   -                   -
 Intercompany Interest Income                                 -                   -
 Intercompany Interest (Expense)                            (84)               (265)
 Charges (From) Affiliates                                    -                   -
 Charges To Affiliates                                        -                   -
Income/Loss From European Operations                          -                   -
 Other Income/(Expense)                                       -                   9
                                                        -------            --------
 Total Non-Operating Expenses                               (84)               (256)

 Income Before Income Taxes                                  11                (394)

 Income Tax Expense                                           9                 103
                                                        -------            --------
 Net Income                                             $     2            ($   497)
                                                        =======            ========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   March
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                               March
                                              ------
Officer Compensation                          $  189
Salary Expense other Employees                   919
Employee Benefits and Pension                    105
Payroll Taxes                                     60
Other Taxes                                        0
Rent and Lease Expense                           216
Interest Expense
Insurance                                         62
Automobile and Truck Expense                      11
Utilities(Gas Electric,Phone)                     68
Depreciation                                      87
Travel and Entertainment                          80
Repairs and Maintenance                           51
Advertising/Promotion                              0
Supplies, Office Expense                          32

OTHER:
Contributions                                      0
Professional Fees - Audit/Tax                    350
Bank Fees                                         15
Public Reporting Fees                             16
Employee Relocation/Training                       2
Data Processing                                   29
Dues and Subscriptions                            36
Outside Services                                 172
Project Development Costs net of Billings         73
Director Fees                                     25
Miscellaneous                                      4
Legal Fees                                         1
Cost Allocation - Europe                         (78)
Cost Allocation - Out                           (273)
                                              ------
                                              $2,250
                                              ======

Allocation:

Wagner Castings                                  191
Northern Castings                                 51
Ironton Iron                                       0
Lynchburg Foundry                                193
Columbus Foundry                                 313
Wagner Havana                                      0
Intermet U.S. Holdings                           261
Cast-Matic Corp.                                  82
Diversified Diemakers                            257
Ganton Technologies                              168
Tool Products                                    137
Corporate                                        597
                                              ------
Total                                         $2,250
                                              ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 03-31-05

                                                   CASE #04-67605
                                                     CAST-MATIC
                                                        CORP
                                                   --------------
Cash And Equivalents                                   $     0
Accounts Receivable                                      6,064
Short-Term Intercompany Receivables                        (11)
Inventories                                              2,346
Other Current Assets                                       118
                                                       -------
   TOTAL CURRENT ASSETS                                  8,517

Land and Buildings                                       2,889
 Machinery & Equipment                                  17,100
 Construction In Progress                                   50
                                                       -------
 Total Fixed Assets                                     20,039
 Accumulated Depreciation                               (6,897)
                                                       -------
    NET FIXED ASSETS                                    13,142

 Investment In Subsidiaries                                  0
Investment In European Operations                            0
 Long-Term Intercompany Receivables                          0
 Deferred Taxes, Long-Term Asset                             0
 Other Assets                                                0
                                                       -------

    TOTAL ASSETS                                       $21,659
                                                       =======

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                       $   540
Wages and Salaries (See schedule)                           65
Taxes Payable - (See schedule)                             122
                                                       -------
  TOTAL POST PETITION LIABILITIES                          727

SECURED LIABILITIES:
SECURED BANK DEBT                                            0

PRE-PETITION LIABILITIES:

Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                        0
 Accrued Tax - State                                         0
 Accrued Property Taxes                                      0
 Accrued Workers Comp.                                       0
 Accrued Payroll                                             0
Accrued Payroll Taxes                                        0
                                                       -------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                   0

UNSECURED LIABILITIES
Accounts Payable                                         3,215
Senior  & IDR Bonds                                          0
                                                       -------
TOTAL UNSECURED LIABILITIES                              3,215

OTHER LIABILITIES
Accrued Liabilities                                        372
Short-Term Intercompany Payables                           574
Capital Leases                                               0
 Retirement Benefits                                         0
 Deferred Taxes - Long-Term Liability                        0
 Other Long-Term Liabilities                                 0
 Long-Term Intercompany Payables                        16,141
 Minority Interest                                           0
                                                       -------
 TOTAL LIABILITIES                                      21,029

 Common Stock                                                0
 Capital In Excess Of Par Value                          2,109
Retained Earnings - Prepetition                           (982)
Retained Earnings - Post Petition                         (497)
Equity In European Operations
 Accumulated Translation Adjustment                          0
 Minimum Pension Liability Adjustment                        0
 Unearned Restricted Stock                                   0
                                                       -------
TOTAL SHAREHOLDER EQUITY                                   630
                                                       -------

 TOTAL LIABILITIES AND EQUITY                          $21,659
                                                       =======

PERIOD ENDED: 03-31-05          CAST-MATIC CORP.                  CASE #04-67605

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                          Balance                                        Balance
                                           as of        Accrued /     Payments /          as of
                                         2/28/2005      Withheld       Deposits         3/31/2005
                                         ---------     ----------     ----------        ---------
Income tax withheld: Federal             $       0      $       0     $        0        $       0
Income tax withheld: State                       0              0              0                0
Income tax withheld: Local                       0              0              0                0
FICA Withheld                                    0              0              0                0
Employers FICA                               5,375            978              0            6,353
Unemployment Tax: Federal                      332           (194)             0              138
Unemployment Tax: State                      3,692         (1,503)             0            2,189
All Other Payroll W/H                            0              0              0                0

State Taxes: Inc./Sales/Use/Excise          43,692          9,346              0           53,038
Property Taxes                              37,000         18,500              0           55,500

Workers Compensation                        14,884         (8,976)        (2,208)           3,700
                                         ---------     ----------     ----------        ---------

Total                                    $ 104,975      $  18,151        ($2,208)       $ 120,918

Wages and Salaries                          97,656        (32,436)             0           65,220
                                         ---------     ----------     ----------        ---------

Grand Total                              $ 202,631     ($  14,285)       ($2,208)       $ 186,138
                                         =========     ==========     ==========        =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)              Total         0-30 Days     30-60 Days       Over 60 Days
Accounts Payable                        $  540,414     $  540,414     $        0        $       0
Accounts Receivable                     $5,712,009     $4,015,590     $1,642,263        $  54,157

INTERMET CORPORATION AND SUBSIDIARIES
Cash Activity Analysis:
Month Ended 3/31/2005

                             MONTHLY CASH STATEMENT

                                                                     CASE # 04-67605
                                                              CAST-MATIC CORP  (STEVENSVILLE)
                               ----------------------------------------------------------------------------------------
        ACCOUNT TYPE            LOCKBOX    LOCKBOX 673038  DEPOSITORY      AP           AP           PR          PR
          Account #            5402699440    1851812063    361567604   2770721856   2176982979   2770721864  2176983126
            BANK                Stan Fed      Comerica      Bank One    Stan Fed     Comerica     Stan Fed    Comerica
                               ----------  ------------    ----------  ----------   ----------   ---------- -----------
BEGINNING BANK BALANCE                  -             -         -           -                -       -               -
RECEIPTS                          126,864     2,023,852         -           -                -       -               -
TRANSFERS IN (CORPORATE)                -             -         -           -          703,771       -         339,188
DIP INFLOW                              -             -         -           -                -       -               -
DISBURSEMENTS                           -             -         -           -         (703,771)      -        (339,188)
TRANSFERS OUT (CORPORATE)        (126,864)   (2,023,852)        -           -                -       -               -
DIP REPAYMENT                           -             -         -           -                -       -               -
                               ----------  ------------    ------      ------       ----------   -----      ----------
ENDING BANK BALANCE                     -             -         -           -                -       -               -

DISBURSEMENTS PAID FOR BY CORPORATE                                                  2,102,380
CHECKS ISSUED                                                                          664,145
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                               2,831,148
                                                                                    ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                        $5,597,673
                                                                                    ==========

OUTSTANDING CHECKS AS OF FEBRUARY 28                                                   220,530
VOIDED CHECKS OUTSTANDING AS OF FEBRUARY 28                                             (1,361)
CHECKS ISSUED IN MARCH                                                                 664,145
CHECK CLEARED IN MARCH                                                                (703,771)
                                                                                    ----------
OUTSTANDING CHECKS AS OF MARCH 31 (SEE OUTSTANDING CHECKLIST)                       $  179,544
                                                                                    ==========

CAST-MATIC CORP.                        CASE NO. 04-67605
CASH DISBURSEMENTS
MARCH 2005

           VENDOR                             TOTAL DISBURSEMENTS
           ------                             -------------------
ACE HARDWARE                                    $       942.70
ADAMS REMCO, INC.                                     2,381.36
ADP, INC.                                             2,344.58
AITKEN PRODUCTS                                       3,060.70
ALCAN                                               432,408.00
ALCOA                                             1,110,285.80
ALFE                                                216,431.24
ALL-PHASE ELECTRIC SUPPLY CO                             92.22
ALPHA RESOURCES                                         133.78
ALRO STEEL CORP                                         143.29
ALUAR                                               260,265.10
ALVAN                                                   158.33
AMAMARK UNIFORM SERVICES, INC.                          540.49
AMERICA ELECTRIC POWER                               29,690.32
AMERICAN ELECTRIC POWER                              28,603.00
ANDERSON PATTERN                                     53,590.00
ANTIBUS SCALES & SYSTEMS, INC                           190.00
AQUILA                                                6,717.16
ARAMARK UNIFORM SERVICES, INC                         1,566.20
ARAMARK UNIFORM SERVICES, INC.                        1,380.57
ARROW HEALTH & SAFETY                                   160.57
ASSOCIATED BAG                                          134.18
ATKIN PRODUCTS                                        1,530.35
AUTOMATION DIRECT.COM                                   769.25
BASTIAN MATERIAL HANDLING                               298.95
BEACON OPERATIONS CENTER                             26,945.10
BOND FLUIDAURE, INC                                     477.63
BRAMMALL SUPPLY COMPANY                               1,657.56
BRANDON REED                                            853.37
BURCHETT QUALITY TOOL                                 7,642.84
C. B. DEKORNE, INC                                      637.14
CANDAL ENTERPRISES, INC                                  76.88
CHARLES RYTLEWSKI                                       300.00
CHARLEVOIX ENERGY TRADING                            70,115.79
CHEMSTATION                                             818.85
CHEM-TREND INC                                        1,627.50
CONDAT                                                2,673.00
CONNECTION SERVICE, CO                                  294.47
CONSLIDATED CONTROLS CO., INC                           322.84
COVERALL OF WESTERN MICHIGAN                          2,640.00
CREATIVE FINANCIAL STAFFING                          16,124.00
CRYSTAL CLEAN                                           456.64
CUSTOM MOLD                                           2,177.53
D & D MACHINERY COMPANY                              24,900.00
DAVID PATTERSON                                         210.00
DELL COMPUTER CORP.                                   1,744.76
DIMETEK                                              16,172.50
D-M-E CO                                              2,214.07
DOUBLEDAY OFFICE PRODUCTS                             5,784.90
DOWLING MAGNETS                                          60.18
DOWSETT SPRING CO                                       137.34
DWYER INSTRUMENTS                                       112.78
EDMUND WEISS                                             40.00
EIS, INC.                                             2,245.90

CAST-MATIC CORP.                        CASE NO. 04-67605
CASH DISBURSEMENTS
MARCH 2005

           VENDOR                             TOTAL DISBURSEMENTS
           ------                             -------------------
E-JAY THERMO PRODUCTS, INC                              449.86
EPSILON TECHNOLOGY                                      345.00
ERVIN EBERHART                                           40.00
ESCAPE                                                  934.80
FEDEX FREIGHT                                           260.16
FIDELITY                                              2,616.00
FLOWTECH CORP.                                          517.39
FLOYD BARNES                                            177.29
GATEWAY, INC.                                            40.20
GEO T SCHMIDT, INC                                    2,863.63
GLOBAL EXCHANGE SERVICES                                 33.28
GREAT LAKES AUTOMATION SUPPLY                         1,240.89
GRIFFIN TOOL, INC                                    16,761.00
H & H EXPRESS, LLC                                    4,847.72
HAMPTON INN                                           1,564.92
HELPMATE                                                633.69
HI-TEMP PRODUCTS, INC.                                  762.50
HULL LIFT TRUCK, INC                                    642.51
HYDRACT, INC                                            774.19
IKON OFFICE                                             289.68
IKON OFFICE                                             289.68
IKON OFFICE                                             289.68
ILLINDEN LTD                                          1,950.00
INDUSTRIAL GYPSUM CO., INC.                             740.00
INDUSTRIAL SOLUTIONS                                  2,174.92
INNERSPEC TECHNOLOGIES, INC                             139.00
J & L INDUSTRIAL SUPPLY                              10,379.25
JACKSON, SHIELDS, YEISER, HOLT                          406.26
JERZ MACHINE TOOL CORP.                              14,770.00
JOHNSON'S WORKBENCH                                     563.40
JONES & HENRY LABORATORIES, INC                          40.80
KEENER SAND & CLAY CO                                 1,760.00
KENDALL ELECTRIC                                      3,843.74
KENT RUDBECK                                            480.00
KMH SYSTEMS                                           4,082.73
LAKELAND HOSPITALS                                      167.38
M & I MACHINE                                         6,670.00
MARIE GUNKLE                                            165.00
MARTIN FLUID POWER                                      221.49
MCMASTER-CARR SUPPLY COMPANY                          8,641.30
METALLURG ALUMINUM                                   23,147.11
MICHIGAN CHAMBER SERVICES, INC                          300.51
MICHIGAN NDT                                          1,100.00
MICHIGAN SHIPPERS                                       320.35
MICHIGAN STATE UNIVERSITY                             1,490.00
MITCHELL MAZE                                           295.07
MITTLER SUPPLY INC.                                   3,463.04
MOLTEN METAL EQUIP. INNOVATIONS INC                   3,144.00
MOTION INDUSTRIES                                     3,349.88
MSC INDUSTRIAL                                        2,812.50
NATIONAL ELEMENT                                      5,672.20
NEFF ENGINEERING COMPANY                                205.68
NEWARK IN ONE                                           462.55
NILES JANITOR SERVICE & SUPP                             57.50
NISSAN                                               (1,725.00)

CAST-MATIC CORP.                        CASE NO. 04-67605
CASH DISBURSEMENTS
MARCH 2005

           VENDOR                             TOTAL DISBURSEMENTS
           ------                             -------------------
NMHG FINANCIAL SERVICES                                 710.85
OKK                                                   7,128.63
OMEGA ENGINEERING, INC                                1,970.20
ONDRAKA MANAGEMENT ENTERPRISES LLC                      845.00
PETTY CASH                                              721.71
POOCH WELDING SUPPLY COMPANY                          3,717.23
PORT MANATEE FORESTRY TERMINAL                          621.37
PORTABLE HEATER PARTS                                    78.43
PRATT INDUSTRIES                                      6,175.00
PROCESS ENGINEERING & EQUIPMENT                         188.50
PRODUCT ACTION INTERNATIONAL, INC.                    4,253.25
PRODUCTION TOOL SUPPLY                                   91.66
PROVIDENT LIFE                                           88.54
PYROTEK, INC.                                        88,613.77
QME QUALITY MOLD & ENGINEERING                        1,245.00
R. SCOTT BLEEKS                                         775.50
RA MORT SUPPLY                                          108.57
RADDE AGENCY                                             56.00
RAPID PRINT                                             866.19
RAY'S MOTEL                                             756.00
RED ARROW FIRE & SAFETY, LLC                            131.93
RELIABLE DISPOSAL                                       422.59
RMT, INC.                                               950.40
ROBERT BIRKHOLD                                         102.99
ROSE FUEL & MATERIALS, INC.                             159.90
RX OPTICAL                                              124.00
S & S INDUSTRIAL SUPPLY                                 537.37
SAFETY PRODUCTS DIVISION                              2,186.62
SBC AMERITECH                                           715.13
SCHOTT SAW CO                                         4,484.40
SCOPE SERVICES, INC.                                 46,911.70
SOUTHWESTERN MEDICAL CLINIC PC                          578.00
SPARTAN WOOD PRODUCTS                                 2,137.50
SPECTRO ANALYTICAL INSTRUMENTS                          244.19
SPENCER TURBINE CO                                      951.81
SPRINT                                                  374.71
SRI                                                   1,960.80
STATE OF MICHIGAN                                       260.00
STEVENSVILLE PAYROLL ISSUED (INC                  2,831,148.26
SUPERIOR BUSINESS SOLUTIONS                             460.48
SWAN OIL COMPANY                                         41.17
TCP WIRE & CABLE                                        622.31
TEST EQUIPMENT DISTRIBUTORS, LLC                        705.37
THAYER, INC                                             927.83
TOM TRAINOR                                             119.30
TRACEE LOTZ                                              94.11
TRANSGROUP WORLDWIDE LOGISTICS                        2,012.78
TRANS-MAN                                            10,851.23
TURPIN WHOLESALE, INC                                   215.73
UNUM LIFE INS. CO. OF AMERICA                         3,663.91
VERIZON WIRELESS                                        177.99
W. D. DUFFILL, INC                                      222.35
WATCON, INC.                                          3,867.44
WATER DEPARTMENT                                      2,591.03

CAST-MATIC CORP.                        CASE NO. 04-67605
CASH DISBURSEMENTS
MARCH 2005

           VENDOR                             TOTAL DISBURSEMENTS
           ------                             -------------------
WEST MICHIGAN HYDRAULICS                              4,207.48
WESTMORELAND MECH. TESTING & RES.                    12,580.00
WESTOFF MACHINE COMPANY                                  85.86
WILLIAM A KIBBE & ASSOCIATES, INC.                    1,470.00
WILLIAM ATKINS                                           88.50
WOOD TEMPORARY STAFFING                               3,792.11
Y.E.S.                                               54,500.04
ZBATTERY.COM                                             35.38
                                                --------------
                                                $ 5,597,672.54

CAST-MATIC CORPORATION
CASE NO. 04-67605
AT 3/31/05

STEVENSVILLE - BANK RECONCILIATION

Bank Balance                                   $          -

Outstanding AP Checks                          $ 179,543.54

Unadjusted GL Balance                            179,543.54
                                               ------------
Difference                                     $          -
                                               ============

Cast-Matic Corporation
Case No. 04-67605
STEVENSVILLE
OUTSTANDING CHECKS
Case No. 04-67605

   Date             Check       Outstanding
2/22/2005           42641       $    190.47
2/23/2005           42646             46.01
3/1/2005            42716            146.94
3/3/2005            42745          1,100.00
3/10/2005           42799            100.43
3/11/2005           42832            135.21
3/16/2005           42852            239.57
3/17/2005           42879            448.58
3/17/2005           42909             35.38
3/18/2005           42917            331.46
3/18/2005           42919            245.84
3/22/2005           42927            222.43
3/22/2005           42928            633.21
3/24/2005           42945            232.33
3/24/2005           42951          1,490.00
3/24/2005           42960            131.93
3/24/2005           42964            338.00
3/24/2005           42966            289.41
3/24/2005           42975             40.00
3/28/2005           42977          2,137.50
3/28/2005           42978          1,572.00
3/28/2005           42979          7,128.63
3/28/2005           42980          1,232.78
3/28/2005           42981            345.00
3/28/2005           42982          6,175.00
3/29/2005           42983          2,513.23
3/29/2005           42985            396.80
3/29/2005           42986            925.62
3/29/2005           42987              3.48
3/30/2005           42988          1,224.28
3/30/2005           42989          1,829.23
3/31/2005           42990             32.78
3/31/2005           42991            138.29
3/31/2005           42992            408.03
3/31/2005           42993            238.56
3/31/2005           42994          3,060.70
3/31/2005           42995             44.25
3/31/2005           42996              5.55
3/31/2005           42997            692.87
3/31/2005           42998            243.00
3/31/2005           42999          5,295.46
3/31/2005           43000            201.84
3/31/2005           43001             79.71
3/31/2005           43002          5,878.84
3/31/2005           43003            384.10
3/31/2005           43004             76.88
3/31/2005           43005             53.97
3/31/2005           43006          3,132.00
3/31/2005           43007          1,320.00
3/31/2005           43008         24,900.00
3/31/2005           43009            222.35
3/31/2005           43010            934.80
3/31/2005           43011          1,180.00
3/31/2005           43012            457.50
3/31/2005           43013          3,631.90
3/31/2005           43014          1,564.92
3/31/2005           43015             93.50
3/31/2005           43016            591.81
3/31/2005           43017            653.74
3/31/2005           43018         10,285.00
3/31/2005           43019            669.82
3/31/2005           43020          2,084.13
3/31/2005           43021             93.30
3/31/2005           43022            158.55
3/31/2005           43023            591.00
3/31/2005           43024            205.68
3/31/2005           43025            710.85
3/31/2005           43026             57.50
3/31/2005           43027            370.24
3/31/2005           43028         39,951.29
3/31/2005           43029             79.95
3/31/2005           43030             28.00
3/31/2005           43031            747.41
3/31/2005           43032            472.72
3/31/2005           43033          1,082.20
3/31/2005           43034          9,614.87
3/31/2005           43035          2,336.20
3/31/2005           43036             89.52
3/31/2005           43037         10,350.00
3/31/2005           43038            481.07
3/31/2005           43039             85.86
3/31/2005           43040            300.00
3/31/2005           43041            417.20
3/31/2005           43042         10,123.60
3/31/2005           43043            303.47
3/31/2005           43044            165.00
3/31/2005           43045             40.50
3/31/2005           43046             94.11
3/31/2005           43047             37.10
3/31/2005           43048            119.30

                                $179,543.54

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: CAST-MATIC CORPORATION      Capacity:     ___    Shareholder
      Case Number:  04-67605                    ___    Officer
                                                ___    Director
                                                ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly        or            Monthly
                                    _______                     _______

CURRENT BENEFITS PAID:              Weekly        or            Monthly

           Health Insurance         _______                     _______

           Life Insurance           _______                     _______

           Retirement               _______                     _______

           Company Vehicle          _______                     _______

           Entertainment            _______                     _______

           Travel                   _______                     _______

           Other Benefits           _______                     _______

           Total Benefits           _______                     _______

CURRENT OTHER BENEFITS PAID:        Weekly        or            Monthly

            Rent Paid               _______                     _______

            Loans                   _______                     _______

            Other (Describe)        _______                     _______

            Other (Describe)        _______                     _______

            Other (Describe)        _______                     _______

            Total Other Payments    _______                     _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly        or            Monthly

                                    _______                     $     0

Dated: APRIL 20, 2005               ___________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Cast-Matic Corporation
                                                          Case number: 04-67605

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                         CARRIER                   POLICY PERIOD
--------------                         -------                   -------------
Property                            Lloyds                      11/1/04-11/1/05
Boiler/Machine                      Hartford                    11/1/04-11/1/05
Cargo                               Fireman's Fund              11/1/04-11/1/05
Truck Cargo                         Fireman's Fund              11/1/04-11/1/05

Aviation                            USAIG                       11/1/04-11/1/05

Fiduciary                           St. Paul                    11/1/04-11/1/05

Primary D&O                         St. Paul                    11/1/04-11/1/05
Excess D&O                          Chubb                       11/1/04-11/1/05
Excess D&O                          Platte River                11/1/04-11/1/05

Crime                               AIG                         12/1/04-12/1/05

General Liability                   ACE                         12/22/04-12/22/05
Umbrella                            National Union              12/22/04-12/22/05

Workers' Comp                       ACE                         12/22/04-6/22/05
Excess Workers' Comp                ACE                         12/22/04-12/22/05

Auto                                ACE                         12/22/04-12/22/05

Foreign (DIC)                       ACE                         12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                                )
INTERMET CORPORATION, ET AL           )     CASE NO: 04-67609
                                      )     Chapter 11
                                      )     Judge: Marci B. McIvor
COLUMBUS FOUNDRY, L.P.                )
                           Debtor     )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]         Operating Statement                      (Form 2)

      [X]         Balance Sheet                            (Form 3)

      [X]         Summary of Operations                    (Form 4)

      [X]         Monthly Cash Statement                   (Form 5)

      [X]         Statement of Compensation                (Form 6)

      [X]         Schedule of In-Force Insurance           (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                YES [X]      NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                YES [X]      NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                YES [X]      NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                                YES [X]      NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                YES [X]      NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:     APRIL 20, 2005             /s/ Robert E. Belts
                                      -----------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer    (248) 952-2500
                                      -----------------------    --------------
                                      Title                      Phone

Intermet Corp and Subsidiaries
Operating Statement
For the Month Ended 3-31-05
($000's)

                                                CASE #04-67609
                                                   COLUMBUS
                                                   FOUNDRY
                                       ---------------------------------
                                       Current Month  Total Since Filing
                                       -------------  ------------------
 Net Sales                              $   15,045        $   79,063

Cost of Goods Sold
Materials and Freight                        4,114            27,354
Wages - Hourly                               1,857            10,300
Wages-Salary                                   474             2,867
Employee Benefits and Pension                  922             5,436
 Repairs & Maintenance                         812             4,403
Supplies                                       809             4,177
Utilities                                      890             5,141
Purchased Components/Services                  574             4,749
Income(loss) from Pattern Sales                 42              (586)
 Fixed Asset - (gain/loss)                       -                11
 MIS Expense                                    52               325
 Travel & Entertainment                          9                50
 Other Variable Costs                          647             1,422
 Depreciation & Amortization                   404             3,035
 Other Allocated Fixed Costs                     -                 3
 Other Fixed Costs                             190               924
                                        ----------        ----------
Cost of Goods Sold                          11,796            69,611

Gross Profit                                 3,249             9,452

Plant SG&A Expense                              42               196
SG&A Expense - Allocation (Sched 1)            313             1,809
 Other Operating Expenses                        -               415
                                        ----------        ----------
 Total Operating Expenses                      355             2,420

 Operating Profit                            2,894             7,032

 Outside Interest Income                         -                 -
 Outside Interest (Expense)                      -                (6)
 Intercompany Interest Income                    -                 -
 Intercompany Interest (Expense)              (284)           (1,012)
 Charges (From) Affiliates                       -                 -
 Charges To Affiliates                           -                 -
Income/Loss From European Operations             -                 -
 Other Income/(Expense)                          -                 -
                                        ----------        ----------
 Total Non-Operating Expenses                 (284)           (1,018)

 Income Before Income Taxes                  2,610             6,014

 Income Tax Expense                             33               225
                                        ----------        ----------
 Net Income                             $    2,577        $    5,789
                                        ==========        ==========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   March
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                              March
                                             -------
Officer Compensation                         $   189
Salary Expense other Employees                   919
Employee Benefits and Pension                    105
Payroll Taxes                                     60
Other Taxes                                        0
Rent and Lease Expense                           216
Interest Expense
Insurance                                         62
Automobile and Truck Expense                      11
Utilities(Gas Electric,Phone)                     68
Depreciation                                      87
Travel and Entertainment                          80
Repairs and Maintenance                           51
Advertising/Promotion                              0
Supplies, Office Expense                          32

OTHER:

Contributions                                      0
Professional Fees - Audit/Tax                    350
Bank Fees                                         15
Public Reporting Fees                             16
Employee Relocation/Training                       2
Data Processing                                   29
Dues and Subscriptions                            36
Outside Services                                 172
Project Development Costs net of Billings         73
Director Fees                                     25
Miscellaneous                                      4
Legal Fees                                         1
Cost Allocation - Europe                         (78)
Cost Allocation - Out                           (273)
                                             -------
                                             $ 2,250
                                             =======

Allocation:

Wagner Castings                                  191
Northern Castings                                 51
Ironton Iron                                       0
Lynchburg Foundry                                193
Columbus Foundry                                 313
Wagner Havana                                      0
Intermet U.S. Holdings                           261
Cast-Matic Corp.                                  82
Diversified Diemakers                            257
Ganton Technologies                              168
Tool Products                                    137
Corporate                                        597
                                             -------
Total                                        $ 2,250
                                             =======

INTERMET corp. and Subsidiaries
Balance Sheet as Of 03-31-05

                                            CASE #04-67609
                                            --------------
                                               COLUMBUS
                                               FOUNDRY
                                            --------------
Cash And Equivalents                          $        0
Accounts Receivable                               23,027
Short-Term Intercompany Receivables                    5
Inventories                                        7,216
Other Current Assets                                 (11)
                                              ----------
   TOTAL CURRENT ASSETS                           30,237

Land and Buildings                                12,701
 Machinery & Equipment                            79,214
 Construction In Progress                            128
                                              ----------
 Total Fixed Assets                               92,043
 Accumulated Depreciation                        (62,112)
                                              ----------
    NET FIXED ASSETS                              29,931

 Investment In Subsidiaries                            0
Investment In European Operations                      0
 Long-Term Intercompany Receivables               27,325
 Deferred Taxes, Long-Term Asset                       0
 Other Assets                                        635
                                              ----------

    TOTAL ASSETS                              $   88,128
                                              ==========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                              $    1,026
Wages and Salaries  (See schedule)                   568
Taxes Payable - (See schedule)                       936
                                              ----------
  TOTAL POST PETITION LIABILITIES                  2,530

SECURED LIABILITIES:
SECURED BANK DEBT                                      0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                  0
 Accrued Tax - State                                   0
 Accrued Property Taxes                                0
 Accrued Workers Comp.                               272
 Accrued Payroll                                       0
Accrued Payroll Taxes                                  0
                                              ----------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES           272

UNSECURED LIABILITIES
Accounts Payable                                  10,152
Senior & IDR Bonds                                     0
                                              ----------
TOTAL UNSECURED LIABILITIES                       10,152

OTHER LIABILITIES
Accrued Liabilities                                2,734
Short-Term Intercompany Payables                      85
Capital Leases                                         0
 Retirement Benefits                                (965)
 Deferred Taxes - Long-Term Liability                  0
 Other Long-Term Liabilities                           0
 Long-Term Intercompany Payables                   1,336
 Minority Interest                                     0
                                              ----------
 TOTAL LIABILITIES                                16,144

 Common Stock                                          0
 Capital In Excess Of Par Value                    4,592
Retained Earnings - Prepetition                   61,603
Retained Earnings - Post Petition                  5,789
Equity In European Operations
 Accumulated Translation Adjustment                    0
 Minimum Pension Liability Adjustment                  0
 Unearned Restricted Stock                             0
                                              ----------
TOTAL SHAREHOLDER EQUITY                          71,984
                                              ----------

 TOTAL LIABILITIES AND EQUITY                 $   88,128
                                              ==========

PERIOD ENDED: 03-31-05            COLUMBUS FOUNDRY                CASE #04-67609

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                         Balance
                                        as of          Accrued /      Payments /         as of
                                        2-28-05        Withheld        Deposits         3-31-05
                                     ------------    ------------    ------------    ------------
Income tax withheld: Federal         $    (45,311)   $   (209,480)   $    224,911    $    (29,880)
Income tax withheld: State                (20,064)        (93,539)         99,083         (14,520)
Income tax withheld: Local                      0               0               0               0
FICA Withheld                             (33,949)       (158,758)        165,766         (26,940)
Employers FICA                            (38,610)       (187,650)        165,766         (60,494)
Unemployment Tax: Federal                 (37,268)         (7,059)              0         (44,327)
Unemployment Tax: State                  (100,859)        (32,255)              0        (133,114)
All Other Payroll W/H                    (141,425)       (165,345)        197,443        (109,327)

State Taxes: Inc./Sales/Use/Excise       (188,200)       (116,896)         77,902        (227,193)
Property Taxes                           (100,000)        (50,000)              0        (150,000)

Workers Compensation                     (100,000)        (40,000)              0        (140,000)
                                     ------------    ------------    ------------    ------------

Total                                $   (805,685)   $ (1,060,982)   $    930,871    $   (935,796)

Wages and Salaries                       (229,708)     (2,472,738)      2,134,504        (567,942)
                                     ------------    ------------    ------------    ------------

Grand Total                          $ (1,035,393)   $ (3,533,720)   $  3,065,375    $ (1,503,738)
                                     ============    ============    ============    ============

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)       Total         0-30 Days      30-60 Days     Over 60 Days
Accounts Payable                $  1,026,270   $ (1,167,403)   $    338,253    $  1,855,420
Accounts Receivable             $ 23,490,448   $ 22,144,750    $    (22,674)   $  1,368,372

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 3/31/2005

                                                                         MONTHLY CASH STATEMENT

                                                                            CASE # 04-67609
                                                                            COLUMBUS FOUNDRY
                                                ---------------------------------------------------------------------
       ACCOUNT TYPE                             LOCKBOX 77691     DEPOSIT         AP         PR (HOURLY)  PR (SALARY)
         ACCOUNT #                                  269833      5401086425     2770716492    2770716484   2770716658
           BANK                                    Bank One     Stan. Fed.     Stan. Fed.    Stan. Fed.    Stan. Fed.
-------------------------                       -------------   -----------   -----------    ----------   -----------
BEGINNING BANK BALANCE                                     -              -             -              -             -
RECEIPTS                                                   -     10,817,966        10,497              -             -
TRANSFERS IN (CORPORATE)                                   -              -     3,696,152      1,918,162       415,051
DIP INFLOW                                                 -              -             -              -             -
DISBURSEMENTS                                              -              -    (3,706,649)    (1,918,162)     (415,051)
TRANSFERS OUT (CORPORATE)                                  -    (10,817,966)            -              -             -
DIP REPAYMENT                                              -              -             -              -             -
                                                 -----------    -----------   -----------     ----------   -----------
ENDING BANK BALANCE                                        -              -             -              -             -

DISBURSEMENTS PAID FOR BY CORPORATE                                             5,274,994
CHECKS ISSUED                                                                   3,668,860
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                          2,371,396
                                                                              -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                  $11,315,249
                                                                              ===========

OUTSTANDING CHECKS AS OF FEBRUARY 28                                              683,686
VOIDED CHECKS OUTSTANDING AS OF FEBRUARY 28                                             -
Checks Issued in March                                                          3,668,860
                                                                                           Does not include $ 88,296.71 of EFT's
CHECK CLEARED IN MARCH                                                         (3,608,123) relating to sales tax and child support.
                                                                              -----------  Does include $10,497.28 of checks posted
OUTSTANDING CHECKS AS OF MARCH 31 (SEE OUTSTANDING CHECKLIST)                 $   744,423  and returned.
                                                                              ===========

COLUMBUS FOUNDRY
CASE NO. 04-67609
AT 3/31/05

COLUMBUS FOUNDRY - BANK RECONCILIATION

Bank Balance                               $          -

Actual Outstanding Checks                    744,422.75
Misc Reconciling Items Adjusted in April     (10,192.44)
                                           ------------
                                             734,230.31

Unadjusted GL Balance                        734,230.31
                                           ------------

Difference                                 $          -
                                           ============

COLUMBUS FOUNDRY
OUTSTANDING CHECK LIST
CASE NO. 04-67609

 DATE      CHECK    OUTSTANDING
--------   ------   -----------
10/15/04   15522    $    308.38
10/20/04   15599         270.84
 12/2/04   16428         270.84
 2/11/05   17869      14,175.90
 2/11/05   17893         100.00
 2/17/05   18012       1,495.70
  3/3/05   18325       1,000.00
  3/9/05   18407         131.95
  3/9/05   18410         779.81
  3/9/05   18411         540.06
 3/11/05   18449          23.95
 3/16/05   18572       5,835.00
 3/16/05   18596         450.00
 3/16/05   18605         824.85
 3/16/05   18615         200.00
 3/17/05   18663       3,331.00
 3/17/05   18675         168.85
 3/17/05   18678         925.00
 3/17/05   18682       8,223.08
 3/17/05   18684      11,086.20
 3/17/05   18695         400.00
 3/17/05   18699      34,437.60
 3/22/05   18720      10,845.15
 3/22/05   18722         787.50
 3/22/05   18741         610.00
 3/22/05   18746       8,323.83
 3/22/05   18755         209.32
 3/22/05   18762         176.87
 3/25/05   18774         100.00
 3/25/05   18781      17,437.20
 3/25/05   18783       2,005.80
 3/25/05   18788         148.64
 3/25/05   18791         570.00
 3/25/05   18792       2,551.50
 3/25/05   18798       2,200.00
 3/25/05   18801       3,222.00
 3/25/05   18808       5,022.50
 3/25/05   18812         729.74
 3/25/05   18815         160.50
 3/25/05   18820      24,647.00
 3/25/05   18827          33.55
 3/25/05   18828         356.62
 3/25/05   18829          35.00
 3/25/05   18834      36,949.86
 3/25/05   18835      28,224.00
 3/25/05   18837      39,504.00
 3/30/05   18843       2,835.40
 3/30/05   18844         427.61
 3/30/05   18845         404.89
 3/30/05   18846       4,123.78
 3/30/05   18847       1,104.12
 3/30/05   18848         753.97
 3/30/05   18849       4,365.00
 3/30/05   18850       2,764.00
 3/30/05   18851         799.37
 3/30/05   18852       3,943.20
 3/30/05   18853       1,325.59
 3/30/05   18854         610.07
 3/30/05   18855         586.65
 3/30/05   18856       1,092.07
 3/30/05   18857         431.12
 3/30/05   18858       5,698.00
 3/30/05   18859       4,233.64
 3/30/05   18860       1,716.00
 3/30/05   18861       1,203.80
 3/30/05   18862         798.90
 3/30/05   18863         650.00
 3/30/05   18864       8,210.54
 3/30/05   18865       2,582.32
 3/30/05   18866      10,550.70
 3/30/05   18867      16,229.76
 3/30/05   18868       1,319.71
 3/30/05   18869      12,363.05
 3/30/05   18870      13,335.00
 3/30/05   18871       8,860.00
 3/30/05   18872       5,525.60
 3/30/05   18873       7,044.00
 3/30/05   18876      17,728.81
 3/30/05   18877         407.48
 3/30/05   18878      11,323.00
 3/30/05   18879         236.54
 3/30/05   18880       4,322.50
 3/30/05   18881      10,844.51
 3/30/05   18882       1,064.80
 3/30/05   18884       1,317.34
 3/30/05   18885          80.68
 3/30/05   18886       2,180.19
 3/30/05   18889      15,311.37
 3/30/05   18890      11,820.80
 3/30/05   18891       6,464.51
 3/30/05   18892       2,792.70
 3/30/05   18893       7,888.78
 3/30/05   18897      10,675.00
 3/30/05   18898         782.74
 3/30/05   18899       3,240.00
 3/30/05   18900       1,473.47
 3/30/05   18901       5,581.25
 3/30/05   18902         611.29
 3/30/05   18903         737.23
 3/30/05   18904         500.00
 3/30/05   18905         698.52
 3/30/05   18906         436.21
 3/30/05   18907         434.00
 3/30/05   18908       5,593.45
 3/30/05   18909          82.13
 3/30/05   18910         406.50
 3/30/05   18911       2,655.04
 3/30/05   18912         100.00
 3/30/05   18913       5,806.55
 3/30/05   18914         720.00
 3/30/05   18915         929.30
 3/30/05   18916       6,606.46
 3/30/05   18917       1,903.89
 3/30/05   18918       5,616.00
 3/30/05   18919      12,320.88
 3/30/05   18920       1,020.00
 3/30/05   18921          20.87
 3/30/05   18922          79.06
 3/30/05   18923         756.20
 3/30/05   18924         102.00
 3/30/05   18925          49.89
 3/30/05   18926       3,000.00
 3/30/05   18927      19,743.63
 3/30/05   18928         270.00
 3/30/05   18929         400.00
 3/30/05   18931      66,840.22
 3/30/05   18932      27,674.40
 3/30/05   18936      25,685.61
 3/30/05   18937      41,369.50

                    $744,422.75

COLUMBUS FOUNDRY                                            CASE No. 04-67609
CASH DISBURSEMENTS
MARCH 2005

                        VENDOR                           TOTAL DISBURSEMENTS
------------------------------------------------------   -------------------
ABEL, JOHN N                                               $        227.01
ADECCO EMPLOYMENT SERVICES                                           57.60
ADP INC                                                           5,670.80
ADULT PROBATION OFFICE                                            1,935.08
ADVANCED ALLOYS, INC.                                             1,427.64
ADVANCED OFFICE PRODUCT                                             323.57
AETNA US HEALTHCARE                                               9,832.34
AIR COMPRESSOR TECHNOLOGIES                                      12,548.11
AIR SPECIALIST INC                                                3,157.34
AIRGAS DRY ICE                                                    3,236.20
AIRGAS SOUTH INC.                                                 1,363.51
ALABAMA CHILD SUPPORT PAYMENT                                    13,789.12
ALABAMA CHILD SUPPORT PAYMENT                                       362.50
ALEXANDERSON, ERIC                                                  287.06
ALLEGRA PRINT & IMAGING                                           5,371.38
ALLEN RICHIE                                                        400.00
ALLEN, JOHN F.                                                    1,332.84
ALLIED MINERAL PRODUCTS INC                                     104,461.93
ALPHA RESOURCES INC                                               1,097.58
AMERALLOY STEEL COPRORATION                                       1,581.52
AMERICAN BUSINESS FORMS                                          11,625.07
AMERICAN COLLOID COMPANY                                        325,819.66
AMERICAN EYE CARE                                                   492.25
AMERICAN FAMILY LIFE                                                214.39
AMERICAN TESTING LABORATORY                                         225.00
AQUATROL(DIV. OF MOMAR)                                           3,200.00
ASQ                                                                  30.00
ATMOS ENERGY                                                    123,337.25
ATR INCORPORATED                                                  1,104.12
AUTOMATED BUSINESS MACHINES                                       1,435.97
B & B RAILROAD CONSTRUCTION                                       4,365.00
BANU LEARNING SYSTEMS, LLC                                          100.00
BARBIER, MARK                                                     3,817.29
BARLOWORLD HANDLING LP                                           25,768.07
BEARDSLEY & PIPER, LLC                                              148.00
BEAUFORT COUNTY FAMILY COURT                                        253.08
BELL SOUTH                                                        2,349.00
BELLWEATHER, INC                                                    644.68
BERGER ANDERSON                                                     756.20
B-H TRANSFER CO                                                  36,721.92
BHA GROUP INC                                                     2,787.84
BLAKE & PENDLETON INC.                                            5,389.31
BLASTCRETE EQUIPMENT COMPANY                                        991.69
BRAMMER STANDARD CO., INC.                                        1,347.13
BROADSPIRE SERVICES INC                                          42,838.83
BUCKEYE BUSINESS PRODUCTS, INC                                      799.37
C.A. PICARD SURFACE ENGIN                                        18,976.84
CAIL TOOL & MACHINERY, INC                                       11,904.00
CAMERON & BARKLEY CO.                                             3,806.90
CARLA DEVITA REED                                                   600.00
CARRIER VIBRATING EQUIPMENT, I                                   14,324.37
CASTROL INDUSTRIAL N A                                            4,998.77
CECO ASSOCIATES                                                   4,464.00
CENTRAL TRANSPORT                                                   776.27
CERTIFIED LABORATORIES                                              560.67

COLUMBUS FOUNDRY                                           CASE NO. 04-67609
CASH DISBURSEMENTS
MARCH 2005

                        VENDOR                           TOTAL DISBURSEMENTS
------------------------------------------------------   -------------------
CHAMPION CHISEL WORKS, INC.                                       7,212.45
CHAPTER 13 TRUSTEE                                               24,295.52
CHEMSEARCH                                                        1,060.76
CHILD SUPPORT ENFORCEMENT, FSR                                    1,606.00
CHILD SUPPORT ENFORCEMENT, FSR                                      450.00
CINTAS CORP.                                                      6,046.89
CINTAS CORPORATION                                                1,056.08
CIT TECHNOLOGY FIN SERV, INC                                      2,392.52
CLERK OF MUNICIPAL COURT                                            980.21
CLERK OF THE CIRCUIT COURT                                          469.66
CLIENT SERVICES ECM (FIDELITY)                                      105.10
COBB WIRE ROPE & SLING  CO.                                       2,112.05
COLUMBUS INDUSTRIAL SUPPLY                                        2,705.93
COLUMBUS LEDGER                                                     102.00
COLUMBUS SECURITY                                                   107.86
COLUMBUS STATE UNIVERSITY                                         1,000.00
COLUMBUS WATER WORKS                                                 98.00
CONSTRUCTION MANAGEMENT SERVIC                                   29,205.00
CORINNE T. HURST/CIRCUIT CLERK                                      151.00
COTI INC                                                          3,098.17
CROWN EQUIPMENT CORP.                                               213.17
CTC ANALYTICAL SERVICES, INC.                                       160.25
CURTIS REDDING                                                    1,428.00
DANEE INC                                                         6,873.45
DANIELS, RICHARD                                                    356.62
DATAMYTE                                                            321.00
DAUBER COMPANY, INC.                                             98,784.00
DAY-TIMERS, INC.                                                    176.49
DEFENDER SERVICES INC                                            19,730.23
DELL RECEIVABLES L.P.                                            18,102.86
DIDION INTERNATIONAL INC                                         39,750.30
DISAMATIC                                                        68,604.20
DYNAMIC AIR INC.                                                  2,494.51
DYSON CONVEYOR                                                      795.65
EAGLITE CHEMICALS                                                25,386.00
EARTHLINK INC                                                        23.95
EAST COAST INDUSTRIAL TIRE                                       18,035.83
EBCO BATTERY CO                                                      54.52
EDDIE WILLIAMS                                                    8,103.61
EDDINS ENGINEERING                                                  650.00
EDWARD E. RIFFLE                                                    450.00
ELECTRIC MELTING SRVCES SW INC                                   72,982.58
ELKEM METALS, INC.                                              101,389.42
ENTERPRISE                                                        1,118.79
ENVIRONMENTAL RESOURCE ANALYST                                    1,947.00
ENVIRONMENTAL TECHNOLOGY CORP                                        48.20
ETA ENGINEERING, INC.                                               312.17
F & B AUTO ELECTRIC SERVICE                                         777.89
FERGUSON ENTERPRISES                                              8,210.54
FLETCHER OIL INC.                                                12,257.57
FORKLIFT'S PLUS, INC.                                               540.54
FREEMAN MFG. & SUPPLY CO.                                           446.46
G E CAPITAL 009                                                   5,530.89
G E CAPITAL 005                                                  10,550.70
G E CAPITAL 006                                                  16,229.76
G E CAPITAL 008                                                   7,553.13

COLUMBUS FOUNDRY                                           CASE NO. 04-67609
CASH DISBURSEMENTS
MARCH 2005


                        VENDOR                           TOTAL DISBURSEMENTS
------------------------------------------------------   -------------------
G.E. CAPITAL -002                                                14,678.25
GA AUTOMATION CO. INC.                                              531.34
GENERAL KINEMATICS                                                1,319.71
GENTRY MACHINE WORKS, INC.                                       59,866.82
GEORGIA DEPARTMENT OF LABOR                                         131.95
GEORGIA DEPT OF AGRICULTURE                                          35.00
GEORGIA POWER                                                   623,707.13
GLENN PETRIK                                                      1,286.99
GLOBAL DOSIMRY SOLUTIONS INC                                        165.67
GLOBAL EQUIPMENT CO.                                                148.64
GLOBAL TECHNOLOGY, LLC                                           39,795.00
GLOBE METALLURGICAL INC                                         303,899.40
GRAYLINK                                                            558.50
GREENERD PRESS AND MACHINE COM                                    3,000.00
GWINNETT MAGISTRATE COURT                                           889.42
HA INTERNATIONAL LLC                                             33,540.79
HARTLEY CONTROLS INC.                                             1,545.00
HARTZ CHICKEN                                                       308.10
HASLER MAILING SYSTEMS                                              205.44
HAUTT, PETE                                                         528.95
HERAEUS ELECTRO-NITE CO.                                         46,057.79
HIGGINS TECHNICAL SERVICE                                         1,000.00
HOBBS MACHINE SHOP                                                   40.00
HOUGHTON INTERNATIONAL                                            7,853.01
HUDSON, MILLER, FAYNE                                                30.00
IFCO INDUSTRIAL CONTAINER SYS                                       853.86
IKON OFFICE SOLUTIONS                                               317.28
INDUCTOTHERM CORP.                                               48,344.00
INDUSTRIAL 1 SUPPLY CO.                                          67,651.60
INDUSTRIAL CHEMICALS                                              1,997.58
INDUSTRIAL COMBUSTION SVCE INC                                    4,379.60
INDUSTRIAL METAL FABRICATORS                                     41,273.88
INDUSTRIAL POWDER COATINGS                                        1,248.50
INDUSTRIAL SORTING SERVICES, I                                    2,551.50
INNOVATECH PRODUCTS                                                 756.70
INTERNAL REVENUE SERVICE                                          1,098.00
INTERNATIONAL TREASURER-USAW                                     12,626.61
INTERSTATE ELECTRICAL SUPPLY                                     88,178.92
JESS W. JACKSON & ASSOCIATES                                      2,754.66
JOE RENAULD                                                         309.76
JOHN H. GERMERAAD, TRUSTEE                                          475.00
JOHNSON DIVERSITY/ DUBOIS                                         2,868.94
JOHNSTONE SUPPLY                                                    659.10
KEITH'S LOCK & KEYS                                                 408.25
KENT RUDBECK                                                      7,428.45
K-MART                                                               44.68
KNOX PEST CONTROL                                                   186.00
KRAUTKRAMER BRANSON, INC                                          4,319.46
LABCORP OF AMERICA HOLDINGS                                         575.00
LAEMPE + REICH CORPORATION                                        5,524.62
LAND TRANSPORTATION                                             124,686.54
LARPEN METALLURGIAL SERVICE                                     167,700.00
LASER CHECKS OF GEORIGIA, LLC                                       196.88
LEADING EDGE                                                     30,855.00
LINA                                                                272.00
LINDE GAS LLC                                                     5,580.78

COLUMBUS FOUNDRY                                           CASE NO. 04-67609
CASH DISBURSEMENTS
MARCH 2005


                        VENDOR                           TOTAL DISBURSEMENTS
------------------------------------------------------   -------------------
LOGAN MACHINE WORKS, INC                                          2,200.00
LORAMENDI, INC                                                      400.00
MACAWBER ENGINEERING, INC.                                        5,826.00
MAGISTRATE COURT OF                                               1,604.66
MANPOWER                                                            117.60
MARCH OF DIMES                                                      400.00
MARJO PLASTICS CO., INC.                                          4,322.50
MARLIN KEITH                                                        540.06
MARTIN BROTHERS CONTAINERS                                       58,271.14
MAXIMUM IMPACT                                                      598.00
MAYS, DANNY J.                                                       50.37
MCI                                                                 918.33
MCI CONFERENCING                                                    123.84
MCMASTER-CARR SUPPLY CO                                           1,384.68
MERCER                                                            4,577.00
METALDYNE                                                        10,764.00
METOKOTE CORPORATION                                            116,235.72
MICHAEL SMITH                                                     1,044.00
MIDWEST INSTRUMENT COMPANY                                        1,200.50
MIKE GRAY                                                           432.00
MIKE GROVE                                                        3,000.00
MIKE WINDISH                                                      3,024.31
MILLER AND COMPANY LLC                                          108,928.87
MILLER LANDSCAPING                                                  700.00
MODERN EQUIPMENT COMPANY                                          2,270.34
MOORE MEDICAL CORP                                                   80.68
MORGAN TRANSPORTATION                                             1,868.07
MORRIS MATERIAL HANDLING                                         24,819.03
MOTION INDUSTRIES, INC.                                          68,849.44
MSC INDUSTRIAL SUPPLY CO.                                           348.50
MT SYSTEMS, INC                                                     168.85
NATIONAL AFFILIATED TECHNOLOGI                                    3,987.50
NATIONAL BELT SERVICE, INC                                       12,665.83
NC CHILD SUPPORT CENTRALIZED                                        271.00
NEWCO                                                            28,218.01
NOBLE COUNTY CLERK                                                1,560.01
NOBLE SALES                                                      35,994.33
NORFOLK SOUTHERN CORPORATION                                     80,000.00
NORTHBEND PATTERN WORKS,LLC                                      60,600.00
OCCUPATIONAL MEDICINE OF                                          1,408.00
ODYSSEY PRINTING & GRAPHICS                                       3,246.38
OFFICE DEPOT CREDIT PLAN                                          1,547.33
OFFICE OF THE ATTORNEY GENERAL                                      504.00
OHIO CSPC                                                           765.92
OMI REFRACTORIES                                                  7,888.78
OMNISOURCE CORPORATION - COPPER                                  93,800.00
OMNISOURCE CORPORATION - STEEL                                2,902,447.80
OVERBY COMPANY, THE                                               4,775.52
PAGE, SCRANTON                                                    1,226.62
PARMER WATER COMPANY                                                 62.61
PAYROLL ISSUED (INCLUDES DISBURSEMENTS FROM CORPORATE)        2,371,395.68
PERFECT PATTERNS INC.                                           104,187.50
PHILIP SERVICES CORP                                              5,964.80
PIEDMONT FOUNDRY SUPPLY, INC.                                     8,754.39
PIEDMONT NATIONAL CORPORATION                                     7,638.36
PINE HOLLOW, INC.                                                22,230.00

COLUMBUS FOUNDRY                                           CASE NO. 04-67609
CASH DISBURSEMENTS
MARCH 2005

                        VENDOR                           TOTAL DISBURSEMENTS
------------------------------------------------------   -------------------
POST GLOVER                                                       1,473.47
POWERMOTION                                                         716.76
PREFERRED SOURCING                                               27,259.00
PREMIER FASTNER COMPANY                                             611.29
PRIMETRADE, INC.                                                953,762.21
PROFORMA                                                            557.05
PROVIDENT LIFE                                                       92.09
PROVIDENT LIFE & ACCIDENT INS.                                    3,499.52
PRYOR GIGGEY COMPANY                                              2,412.00
QUALI-FAB. INC.                                                   2,700.00
RADIO WHOLESALE MARKETING                                         2,678.21
RANDALL D. QUINTRELL                                              1,261.34
REAVES WRECKING                                                   3,498.00
RED HILL GRINDING WHEEL CORP.                                     1,919.38
REFRACTORY SALES & SERVICE CO.                                   22,320.00
REYNOLDS SUPPLY CO.                                               8,155.05
RICHARD MORROW                                                      537.65
RIKEN OF AMERICA, INC.                                           19,743.63
ROBERTS SINTO CORPORATION                                           242.04
ROCKWELL AUTOMATION                                                 700.85
RODGERS METAL CRAFT, INC                                          6,653.26
ROTO ROOTER                                                         558.95
RUSS THUROW                                                       6,000.00
SAFETY SOUTH                                                     15,201.55
SAM'S WELDING                                                     1,600.00
SCALE SYSTEMS, INC.                                               1,795.55
SCORE, INC                                                        7,823.00
SERVICIOS INDUSTRIALES PRECISO                                    8,223.08
SHANNON BAKER ASSOCIATES, INC.                                    2,300.06
SHEMWELL, DAVID                                                     119.78
SHEPERD NILES                                                     8,364.35
SHERRIE FAYE LANDRY                                                 650.00
SHOES 'N COMPANY                                                  1,071.00
SIGNS UNLIMITED                                                   1,165.23
SIMPSON TECHNOLOGIES                                             13,542.00
SMITH GRAY ELECTRIC CO., INC.                                    66,649.81

COLUMBUS FOUNDRY                                           CASE NO. 04-67609
CASH DISBURSEMENTS
MARCH 2005

                        VENDOR                           TOTAL DISBURSEMENTS
------------------------------------------------------   -------------------
SMITH, MIKE                                                       3,094.29
SOUTHEASTERN HOME OXYGEN SER                                          6.42
SOUTHERN STATES TOYOTALIFT                                       65,722.31
SOUTHLAND CHEMICAL                                                   82.13
SPAR SPECIALTY REFRACTORIES                                      12,672.00
SPECIALTY CARBIDE PRODUCTS                                          457.62
SPECIALTY FOUNDRY PRODUCT                                         8,827.76
SPRINT PCS                                                        5,658.15
STATE COLLECTION & DISBUREMENT                                      500.00
STATE COURT OF GWINNETT CTY                                       1,098.75
STATE DISBURSEMENT UNIT                                           3,428.94
STATE OF FLORIDA DISBURSMENT                                        821.84
STAVELEY SENSORS, INC.                                            1,450.85
STERICYCLE, INC.                                                     79.06
SUNSOURCE/ACTIVATION                                             42,195.10
TECHNICAL SERVICES GROUP INC                                     27,747.00
THE BUSINESS RESOURCE CENTER                                        270.00
THE NEW KEIBLER-THOMPSON CO.                                      4,694.50
THERMO JARRELL ASH CORP                                           5,806.55
TRANS-MAN LOGISTICS, INC.                                        64,319.84
TRAVERS TOOL CO., INC.                                              203.41
TRIPLE M MANUFACTURING, INC.                                      1,940.00
TRU KUT INC                                                       1,541.30
U.S. DEPT OF EDUCATION                                              281.23
UMETCO, INC                                                     104,580.00
UNEEDA GLASS                                                        413.25
UNIFIED TESTING SERVICES, INC.                                    1,872.00
UNIFRAX                                                          14,601.60
UNIMIN CORPORATION                                               62,517.90
UNISOURCE WORLDWIDE INC                                           8,637.90
UNITED POWER SERVICE INC                                          3,661.00
UNITED REFRACTORIES COMPANY                                      41,369.50
UPTOWN COLUMBUS                                                     400.00
VALLEY PLUMBING COMPANY                                           3,725.00
VAN ALLEN FIRST AID + SAFETY                                      1,578.18
VESUVIUS                                                         19,425.29
VICTORIA BODLEY                                                     200.00
VIMELSA INT. SA DE CV                                               264.38
VOLVO RENTS                                                       7,009.30
VULCAN ELECTRO COATING                                           39,502.89
VULCAN ENGINEERING CO.                                              710.64
WAMPFLER                                                            209.32
WARD, WILLIAM H.                                                    146.75
WARNER PAINT & DECORATING CENT                                    2,925.30
WARR GRADING CONTRACTOR                                          38,532.00
WASTE MANAGEMENT                                                  3,044.22
WEAVER, ROBERT W                                                     32.00
WHEELABRATOR ABRASIVES, INC.                                     36,645.00
WHEELABRATOR INTERNATIONAL                                       44,567.64
WILLIAM A.KIBBE & ASSOCIATES                                      4,320.00
WINGATE INN                                                         190.14
YANCEY BROS. CO.,                                                11,848.09
YELLOW CAB OF COLUMBUS INC.                                          27.50
                                                           ---------------

                                                           $ 11,315,249.46

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  COLUMBUS FOUNDRY, L.P.     Capacity:   ___   Shareholder
       Case Number:  04-67609                 ___   Officer
                                              ___   Director
                                              ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

Current Compensation Paid:                Weekly     or         Monthly

                                         _______                _______

Current Benefits Paid:                    Weekly     or         Monthly

          Health Insurance
                                         _______                _______
          Life Insurance
                                         _______                _______
          Retirement
                                         _______                _______
          Company Vehicle
                                         _______                _______
          Entertainment
                                         _______                _______
          Travel
                                         _______                _______
          Other Benefits
                                         _______                _______
          Total Benefits
                                         _______                _______

CURRENT OTHER BENEFITS PAID:              Weekly     or         Monthly

          Rent Paid
                                         _______                _______
          Loans
                                         _______                _______
          Other (Describe)
                                         _______                _______
          Other (Describe)
                                         _______                _______
          Other (Describe)
                                         _______                _______

          Total Other Payments
                                         _______                _______

CURRENT TOTAL OF ALL PAYMENTS:            Weekly    or          Monthly

                                         _______                $    0

Dated: APRIL 20, 2005
                                     ___________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Columbus Foundry, L.P.
                                                           Case Number: 04-67609

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance


INSURANCE TYPE                      CARRIER            POLICY PERIOD
--------------                      -------            -------------
Property                         Lloyds               11/1/04-11/1/05
Boiler/Machine                   Hartford             11/1/04-11/1/05
Cargo                            Fireman's Fund       11/1/04-11/1/05
Truck Cargo                      Fireman's Fund       11/1/04-11/1/05

Aviation                         USAIG                11/1/04-11/1/05

Fiduciary                        St. Paul             11/1/04-11/1/05

Primary D&O                      St. Paul             11/1/04-11/1/05
Excess D&O                       Chubb                11/1/04-11/1/05
Excess D&O                       Platte River         11/1/04-11/1/05

Crime                            AIG                  12/1/04-12/1/05

General Liability                ACE                  12/22/04-12/22/05
Umbrella                         National Union       12/22/04-12/22/05

Workers' Comp                    ACE                  12/22/04-6/22/05
Excess Workers' Comp             ACE                  12/22/04-12/22/05

Auto                             ACE                  12/22/04-12/22/05
Foreign (DIC)                    ACE                  12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                         )
INTERMET CORPORATION, ET AL    )        CASE NO: 04-67612
                               )        Chapter 11
                               )        Judge: Marci B. McIvor
DIVERSIFIED DIEMAKERS, INC.    )
                      Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]    Operating Statement                    (Form 2)

     [X]    Balance Sheet                          (Form 3)

     [X]    Summary of Operations                  (Form 4)

     [X]    Monthly Cash Statement                 (Form 5)

     [X]    Statement of Compensation              (Form 6)

     [X]    Schedule of In-Force Insurance         (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                    YES [X]     NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                    YES [X]     NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                    YES [X]     NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                    YES [X]     NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                    YES [X]     NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: APRIL 20, 2005                /s/ Robert E. Belts
                                     -------------------------------------------
                                     Debtor In Possession

                                     Chief Financial Officer      (248) 952-2500
                                     -----------------------      --------------
                                     Title                        Phone

Intermet Corp. and Subsidiaries
Operating Statement                            CASE #04-67612
For the Month Ended 3-31-05                      DIVERSIFIED
($000's)                                          DIEMAKERS

                                         Current Month  Total Since Filing
                                         -------------  ------------------
Net Sales                                   $  9,059         $ 44,617

Cost of Goods Sold
Materials and Freight                          3,006           15,104
Wages - Hourly                                 1,491            8,111
Wages-Salary                                     169              902
Employee Benefits and Pension                    721            4,731
Repairs & Maintenance                            470            2,508
Supplies                                         101              673
Utilities                                        228            1,582
Purchased Components/Services                      -                -
Income(loss) from Pattern Sales                  442            1,244
Fixed Asset - (gain/loss)                          -                -
MIS Expense                                        -                -
Travel & Entertainment                             8               22
Other Variable Costs                             699            2,760
Depreciation & Amortization                      797            3,984
Other Allocated Fixed Costs                      465            2,220
Other Fixed Costs                                145              799
                                           ---------        ---------
Cost of Goods Sold                             8,742           44,640

Gross Profit                                     317              (23)

Plant SG&A Expense                                 -               (7)
SG&A Expense - Allocation (Sched 1)              257            1,491
Other Operating Expenses                           -              518
                                           ---------        ---------
Total Operating Expenses                         257            2,002

Operating Profit                                  60           (2,025)

Outside Interest Income                            -                -
Outside Interest (Expense)                         -                -
Intercompany Interest Income                       -                -
Intercompany Interest (Expense)                 (245)          (1,117)
Charges (From) Affiliates                          -                -
Charges To Affiliates                              -                -
Income/Loss From European Operations               -                -
Other Income/(Expense)                             -                -
                                           ---------        ---------
Total Non-Operating Expenses                    (245)          (1,117)

Income Before Income Taxes                      (185)          (3,142)

Income Tax Expense                                 -               41
                                           ---------        ---------
Net Income                                 ($    185)       ($  3,183)
                                           =========        =========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   March
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                  March
                                                 -------
Officer Compensation                             $   189
Salary Expense other Employees                       919
Employee Benefits and Pension                        105
Payroll Taxes                                         60
Other Taxes                                            0
Rent and Lease Expense                               216
Interest Expense
Insurance                                             62
Automobile and Truck Expense                          11
Utilities(Gas Electric,Phone)                         68
Depreciation                                          87
Travel and Entertainment                              80
Repairs and Maintenance                               51
Advertising/Promotion                                  0
Supplies, Office Expense                              32

OTHER:
Contributions                                          0
Professional Fees - Audit/Tax                        350
Bank Fees                                             15
Public Reporting Fees                                 16
Employee Relocation/Training                           2
Data Processing                                       29
Dues and Subscriptions                                36
Outside Services                                     172
Project Development Costs net of Billings             73
Director Fees                                         25
Miscellaneous                                          4
Legal Fees                                             1
Cost Allocation - Europe                             (78)
Cost Allocation - Out                               (273)
                                                 -------
                                                 $ 2,250
                                                 =======

Allocation:
Wagner Castings                                      191
Northern Castings                                     51
Ironton Iron                                           0
Lynchburg Foundry                                    193
Columbus Foundry                                     313
Wagner Havana                                          0
Intermet U.S. Holdings                               261
Cast-Matic Corp.                                      82
Diversified Diemakers                                257
Ganton Technologies                                  168
Tool Products                                        137
Corporate                                            597
                                                 -------
Total                                            $ 2,250
                                                 =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 03-31-05

                                               CASE #04-67612
                                               --------------
                                                 DIVERSIFIED
                                                  DIEMAKERS
                                                  ---------
Cash And Equivalents                              $       0
Accounts Receivable                                  13,258
Short-Term Intercompany Receivables                      13
Inventories                                          14,175
Other Current Assets                                  2,207
                                                  ---------
  TOTAL CURRENT ASSETS                               29,653

Land and Buildings                                   16,395
Machinery & Equipment                                57,575
Construction In Progress                                964
                                                  ---------
Total Fixed Assets                                   74,934
Accumulated Depreciation                            (43,090)
                                                  ---------
    NET FIXED ASSETS                                 31,844

Investment In Subsidiaries                                0
Investment In European Operations                         0
Long-Term Intercompany Receivables                   40,165
Deferred Taxes, Long-Term Asset                           0
Other Assets                                              0
                                                  ---------

    TOTAL ASSETS                                  $ 101,662
                                                  =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                  $   1,460
Wages and Salaries  (See schedule)                      134
Taxes Payable - (See schedule)                          574
                                                  ---------
  TOTAL POST PETITION LIABILITIES                     2,168

SECURED LIABILITIES:
SECURED BANK DEBT                                         0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
Accrued Income Taxes                                      0
Accrued Tax - State                                       0
Accrued Property Taxes                                    0
Accrued Workers Comp.                                   985
Accrued Payroll                                           0
Accrued Payroll Taxes                                     0
                                                  ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES              985

UNSECURED LIABILITIES
Accounts Payable                                      6,514
Senior  & IDR Bonds                                       0
                                                  ---------
TOTAL UNSECURED LIABILITIES                           6,514

OTHER LIABILITIES
Accrued Liabilities                                   4,279
Short-Term Intercompany Payables                         20
Capital Leases                                            0
Retirement Benefits                                   1,106
Deferred Taxes - Long-Term Liability                      0
Other Long-Term Liabilities                             968
Long-Term Intercompany Payables                           0
Minority Interest                                         0
                                                  ---------
TOTAL LIABILITIES                                    16,040

Common Stock                                              0
Capital In Excess Of Par Value                      110,000
Retained Earnings - Prepetition                     (21,195)
Retained Earnings - Post Petition                    (3,183)
Equity In European Operations
Accumulated Translation Adjustment                        0
Minimum Pension Liability Adjustment                      0
Unearned Restricted Stock                                 0
                                                  ---------
TOTAL SHAREHOLDER EQUITY                             85,622
                                                  ---------

TOTAL LIABILITIES AND EQUITY                      $ 101,662
                                                  =========

PERIOD ENDED: 03-31-05      DIVERSIFIED DIEMAKERS, INC.           CASE #04-67612

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                       Balance
                                         as of         Accrued /      Payments /       as of
                                       02/28/05        Withheld        Deposits       03-31-05
                                      ----------------------------------------------------------
Income tax withheld: Federal          ($   51,263)    ($  187,517)    $   209,507    ($   29,273)
Income tax withheld: State                (16,201)        (58,294)         65,311         (9,183)
Income tax withheld: Local                      0               0               0              0
FICA Withheld                             (40,012)       (147,652)        165,008        (22,656)
Employers FICA                            (40,012)       (147,652)        165,008        (22,656)
Unemployment Tax: Federal                  (3,185)        (10,305)         11,934         (1,557)
Unemployment Tax: State                   (12,740)        (41,222)         47,735         (6,227)
All Other Payroll W/H                     (76,599)       (193,028)        194,705        (74,923)

State Taxes: Inc./Sales/Use/Excise        (42,643)         (8,696)          5,066        (46,273)
Property Taxes                            (76,577)        (38,289)              0       (114,866)

Workers Compensation                     (389,519)       (162,963)        306,131       (246,351)
                                      ----------------------------------------------------------

Total                                 ($  748,751)    ($  995,618)    $ 1,170,404    ($  573,964)

Wages and Salaries                       (305,288)     (1,394,431)      1,565,343       (134,377)
                                      ----------------------------------------------------------

Grand Total                           ($1,054,039)    ($2,390,049)    $ 2,735,746    ($  708,341)
                                      ==========================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)       Total        0-30 Days     30-60 Days    Over 60 Days
----------------------------    -----------    -----------    -----------   ------------
Accounts Payable                $ 1,460,173    $ 1,395,196    $    64,977    $         0
Accounts Receivable             $15,109,578    $12,166,814    $   365,669    $ 2,577,095

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 3/31/2005

                             MONTHLY CASH STATEMENT

                                                                    CASE # 04-67612
                                                            DIVERSIFIED DIE MAKERS (MONROE)
                            ----------------------------------------------------------------------------------------------
       ACCOUNT TYPE          LOCKBOX    LOCKBOX 672976     DEPOSIT         AP         AP          CHECKING      CHECKING
        ACCOUNT #           5402530991    1851811313      3473589977   2770721732  2176982854    5045182027    5970758593
          BANK               Stan Fed      Comerica    Bank of America  Stan Fed    Comerica   Bank of America  UMB Bank
BEGINNING BANK BALANCE               -             -              -             -           -        21,526           20
RECEIPTS                     4,232,810     4,133,263         41,163             -           -             -          255
TRANSFERS IN (CORPORATE)             -             -              -             -   1,963,910             -            -
DIP INFLOW                           -             -              -             -           -             -            -
DISBURSEMENTS                        -             -           (853)            -  (1,963,910)            -          (12)

TRANSFERS OUT (CORPORATE)   (4,232,810)   (4,133,263)       (40,311)            -           -             -            -
DIP REPAYMENT                        -             -              -             -           -             -            -
                            --------------------------------------------------------------------------------------------

ENDING BANK BALANCE                  -             -              -             -           -        21,526          263



       Account Type                                    PR         PR          BENEFITS
        Account #                                  2770721740 2176983043  688486 - Inactive
          BANK                                      Stan Fed   Comerica       Bank One
BEGINNING BANK BALANCE                                    -            -             -
RECEIPTS                                                  -            -             -
TRANSFERS IN (CORPORATE)                                  -    1,090,685             -
DIP INFLOW                                                -            -             -
DISBURSEMENTS                                             -   (1,090,685)            -
TRANSFERS OUT (CORPORATE)                                 -            -             -
DIP REPAYMENT                                             -            -             -
          ----                                      -------   ----------       -------
ENDING BANK BALANCE                                       -            -             -


DISBURSEMENTS PAID FOR BY CORPORATE                                                4,313,855
CHECKS ISSUED                                                                      1,667,901
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                             1,201,264
                                                                                  ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                      $7,183,020
                                                                                  ==========

OUTSTANDING CHECKS AS OF FEBRUARY 28                                                 343,699
VOIDED CHECKS OUTSTANDING AS OF FEBRUARY 28                                           (3,227)
CHECKS ISSUED IN MARCH                                                             1,667,901
CHECK CLEARED IN MARCH                                                            (1,963,910)
                                                                                  ----------
OUTSTANDING CHECKS AS OF MARCH 31 (SEE OUTSTANDING CHECKLIST)                     $   44,464
                                                                                  ==========

DIVERSIFIED DIEMAKERS, INC.                                    CASE No. 04-67612
CASH DISBURSEMENTS
MARCH 2005

                      VENDOR                               TOTAL DISBURSEMENTS
------------------------------------------------------------------------------
A & S PRINTING SERVICE                                        $    8,080.60
A. RAYMOND INC                                                       608.56
ABB INC.                                                           4,087.00
ABBOTT SUPPLY LLC                                                  1,537.43
ACCUTHERM INC.                                                       294.03
ACHESON COLLOIDS COMPANY                                           3,290.40
ADAM ELLIOT                                                          170.33
ADECCO EMPLOYMENT SERVICES                                        87,673.06
ADVANCE PRODUCTS CORP.                                               129.57
ALAN T. LYNN, INC.                                                 4,140.00
ALCOA INC.                                                         4,960.00
ALLEGHENY COATINGS                                                   813.12
ALRO MASCO ST. LOUIS                                                 893.13
ALTORFER MACHINERY COMPANY                                           388.65
AMERICAN METAL CHEMICAL CORP                                         297.00
AMI PIPE AND SUPPLY CO.                                            3,771.57
ANDREW BICHSEL (EMPLOYEE)                                             10.00
APPLEBEE TREE FLOWERS & GIFTS                                         75.64
AROBOTECH SYSTEMS INC                                              3,755.13
ARON SEDELMEIER                                                      123.91
AT&T                                                                  88.19
AT&T                                                                  39.71
ATCO INDUSTRIES INC                                                  234.53
ATMOS ENERGY                                                       9,650.17
AWERKAMP MACHINE CO.                                               4,743.29
BALZERS TOOL COATING INC.                                            238.92
BANK OF AMERICA                                                    4,810.20
BANNER MACHINE TOOL&SUPPLY CO                                        628.78
BARNES INTERNATIONAL, INC.                                           260.00
BAX GLOBAL                                                         3,486.17
BDC, INC.                                                          6,372.18
BELL-MARK SALES COMPANY                                               52.74
BENT TUBE, INC.                                                    1,097.49
BEST SOFTWARE INC                                                  1,283.81
BFI QUINCY                                                         2,221.64
BIJUR LUBRICATING CORPORATION                                         58.29
BILL WILLIAMS                                                        354.50
BILT-RITE/BRICO CONVEYORS,I                                          891.00
BLEIGH READY MIX CO.                                               1,137.09
BLICK'S CONSTRUCTION CO., INC.                                     1,200.00
BOBBI HUDSON                                                          25.42
BODLE DIAMOND INDUSTRIES                                              91.00
BOKUM TOOL COMPANY, INC.                                           1,109.66
BONE FRONTIER                                                         30.90
BOULEVARD PROPERTIESM, LLC.                                        1,642.50
BOURN & KOCH, INC                                                    136.47
BRAHLER'S TRUCKERS SUPPLY INC                                        551.66
BRENT DUDGEON (EMPLOYEE)                                             628.33
BRENT MURPHY                                                          35.59
BUCKMAN'S CONVENIENCE STORE                                        1,752.03
BURST MACHINERY COMPANY                                              175.97

DIVERSIFIED DIEMAKERS, INC.                                    CASE No. 04-67612
CASH DISBURSEMENTS
MARCH 2005

                      VENDOR                               TOTAL DISBURSEMENTS
------------------------------------------------------------------------------
CALIFORNIA INDUSTRIAL PRODUCTS                                    30,903.32
CAMCAR TEXTRON                                                    20,241.75
CANFIELD & JOSEPH, INC.                                            1,692.00
CAPE ELECTRICAL SUPPLY, INC.                                       6,757.93
CAROLYN A. GRAINGER                                                1,350.00
CARQUEST OF HANNIBAL                                                 507.36
CASTING EQUIPMENT & SUPPLY                                         1,688.47
CASTOOL TOOLING SOLUTIONS                                         18,067.00
CENTRAL WELDING SUPPLIES, INC.                                    21,471.24
CENTURYTEL                                                         4,084.24
CENTURYTEL OF SOUTHWEST MO                                            21.63
CERTANIUM ALLOYS                                                     676.32
CHARLES KING                                                          17.63
CHARLIE LOCHMAN                                                       69.80
CHARLIE SMOOT (EMPLOYEE)                                             123.75
CHEM-TREND INCORPORATED                                           17,676.29
CHINN ENTERPRISES, LLC                                            19,092.00
CHRISTY REFRACTORIES COMPANY                                      16,304.36
CITY OF MONROE CITY                                              123,813.89
CITY OF SHELBINA                                                     790.47
CLAUDE HAWKINS                                                        15.00
CLEAN WATER SOLUTIONS                                                247.47
CLEM JAMES                                                            30.00
COMETALS                                                         268,328.50
CONTAINER DISTRIBUTERS INC                                         6,078.20
CONTROL-AIR, INC.                                                  2,664.06
CORROSION PRODUCTS INC.                                               68.19
COWAN DYNAMICS                                                       183.48
CRESCENT ELECTRIC SUPPLY CO                                          147.15
CREST PRODUCTS INC                                                 8,548.00
CROSS HULLER DRILLUNIT                                               880.13
CROWN LINEN SERVICE, INC.                                          1,987.52
CULLIGAN                                                             324.41
DAN FOSTER (EMPLOYEE)                                                 46.28
DANA CORPORATION                                                 502,224.00
DANIEL SKAGGS                                                      1,206.95
DAVIS TOOL & DIE                                                 175,240.00
DAWN FROST                                                            26.84
DEAD SEA MAGNESIUM LTD                                           907,429.23
DEDRA KEITH                                                          117.34
DEIDRA SCHRODER                                                      594.24
DENNY MOSS                                                           169.99
DIEMER & ASSOCIATES                                                1,233.54
DISA GOFF, INC.                                                      964.53
DIVERSIFIED DIEMAKERS(EMPLOYEE RELATED)                            2,021.76
DOMINO AMJET INC                                                     149.24
DON HAYS (EMPLOYEE)                                                  314.84
EASTERN ALLOYS                                                   251,082.71
EFD, INC.                                                            142.42
ELECTRICAL SOUTH LP                                                5,182.47
ELECTROCHEM, INC. OF MO                                            1,828.50
ELECTRODES, INC.                                                     733.21
ENDEAVOR TECHNOLOGIES INC                                            560.72

DIVERSIFIED DIEMAKERS, INC.                                    CASE No. 04-67612
CASH DISBURSEMENTS
MARCH 2005

                      VENDOR                               TOTAL DISBURSEMENTS
------------------------------------------------------------------------------
ENGINEERED FINISING CORP                                             360.80
ENGINEERED LUBRICANTS CO.                                         16,337.15
ENGINEERED PRODUCTS                                                3,647.55
ENGINEERED SALES                                                     744.25
ENTERPRISE FLEET                                                   2,053.77
ERIC LAMB                                                             15.00
ERIC RODGERS (EMPLOYEE)                                               75.00
FALCON TOOL CO., INC.                                                227.14
FANUC ROBOTICS NORTH AMERICA                                       9,094.64
FASTENAL COMPANY                                                   1,314.10
FEDEX                                                                692.21
FLO-PRODUCTS COMPANY                                                 226.92
FLUID ENGINEERING                                                    174.95
FRANK FLORI EQUIPMENT CO.                                            804.90
FRENCH GERLEMAN ELECTRIC CO.                                      16,494.07
FREUDENBERG - NOK                                                 13,624.24
G&H DIVERSIFIED MFG, L.P.                                         20,028.00
G.S. INCORPORATED                                                 12,470.00
G.S. ROBINS AND COMPANY                                            1,769.08
GALLAGHER BENEFIT SERVICES                                         3,000.00
GARFIELD ALLOYS, INC.                                             22,680.00
GARY SHOEMAKER                                                        15.00
GARY YAGER                                                           990.18
GASKET & SEAL FABRIC. INC.                                           350.64
GATEWAY METALS INC.                                                6,717.76
GDC, INC.                                                          4,114.81
GENEVA LUDWIG                                                        137.62
GEORGE MORGAN (EMPLOYEE)                                             600.00
GETZ FIRE EQUIPMENT CO.                                           12,557.01
GRAINGER                                                           2,806.58
GREG COOPER                                                          510.23
H.R. DIRECT                                                          140.72
HANNIBAL BOARD OF PUBLIC WORKS                                    30,423.74
HANNIBAL MACHINE & WELDING                                           450.00
HANNIBAL REGIONAL HOSPITAL                                           490.00
HAROLD BAKER JR                                                      162.44
HARTWIG, INC.                                                        952.66
HEIMER CONSTRUCTION                                                1,770.00
HEINTZ ELECTRIC COMPANY                                            3,722.21
HELCO PRECISION TOOLS & GAGES                                        272.78
HELLEBUSCH TOOL & DIE, INC.                                          762.42
HENKEL LOCTITE CORPORATION                                           596.28
HEWLETT-PACKARD COMPANY                                            6,098.97
HILLYARD FLOOR CARE SUPPLY                                         3,195.69
HTE TECHNOLOGIES                                                  19,947.10
ICONNECT                                                             101.60
IDG USA, LLC                                                      16,634.46
IDRAPRINCE, INC.                                                   3,306.39
ILLINI ENVIRONMENTAL INC.                                          6,000.00
INDUSTRIAL FINISHING SERVICES                                     29,575.81
INSIGHT/HARDDRIVES INT'L.                                            362.70
INTECH EDM                                                           685.69
IOWA MACHINERY & SUPPLY                                            4,364.19

DIVERSIFIED DIEMAKERS, INC.                                    CASE No. 04-67612
CASH DISBURSEMENTS
MARCH 2005

                      VENDOR                               TOTAL DISBURSEMENTS
------------------------------------------------------------------------------
JACKSON BROS-HEARTLAND                                             2,896.05
JACKSON-HIRSH, INC.                                                  614.49
JENZANO, INC.                                                      1,467.57
JET BULK OIL                                                         255.75
JIM SHOEMATE                                                         336.90
JOELLEN DAVIS                                                         90.00
JOHN HENRY FOSTER CO.                                              2,162.98
JOHN LONG                                                            356.33
JON WELLMAN                                                            7.55
JOSEPH TAUSER & ASSOCIATES INC                                       569.78
JOST MACHINERY COMPANY                                                74.42
KEVIN BICHSEL (EMPLOYEE)                                              37.75
KEY PRODUCTS, INC.                                                68,528.46
KONIECZNY TOOL & DIE                                              30,940.00
L.N. BROSS                                                         8,711.92
LAB SAFETY SUPPLY                                                    116.53
LANCE JONES                                                           48.37
LANCE MURDOCK                                                        116.00
LARRY PARRISH                                                        154.13
LEE HORNEYER COMPANY                                                  57.18
LEO O'LAUGHLIN, INC.                                               5,200.00
LESTER DENT                                                           73.58
LISA MARTIN (EMPLOYEE)                                               485.52
LOWRY COMPUTER PRODUCTS INC                                        2,705.64
LUBRICATION ENGINEERS                                                642.21
LUBY EQUIPMENT SERVICES                                              754.25
LUMBEE OF MICHIGAN                                                 1,015.00
LYNN CRANE                                                            75.00
MAHR FEDERAL                                                         578.00
MAKINO                                                             2,570.26
MANPOWER                                                          10,112.04
MARIE HAYS                                                            85.68
MARK ADAMS                                                            38.11
MARK TWAIN SUPPLY CO.                                              7,530.59
MARLIN REAGAN (EMPLOYEE)                                              96.83
MARTIN'S TRUE VALUE HARDWARE                                         750.92
MARVEL ENGINEERING COMPANY                                           259.84
MARY PUROL (EMPLOOYEE)                                                30.00
MC MACHINERY SYSTEMS, INC.                                         1,297.26
MCMASTER-CARR SUPPLY COMPANY                                       2,735.01
MERCER                                                             1,180.00
MERRICK MACHINERY CO.                                              2,150.24
METAMAG INC.                                                      11,595.00
MFA OIL CO.                                                        2,176.00
MID-AMERICAN PROD. INC                                            28,615.60
MIDLAND INDUSTRIES, INC.                                          78,841.53
MIDVALE INDUSTRIES, INC.                                          13,225.00
MIDWEST RENTAL &PARTY SUPPLIES                                       637.01
MIKE BICHSEL (EMPLOYEE)                                               42.84
MISSOURI DEPARTMENT OF REVENUE                                        35.50
MISSOURI MOTOR CARRIER ASSO                                          250.00
MO DEPT OF PUBLIC SAFETY                                             220.00
MOLDFLOW CORPORATION                                              11,346.00

DIVERSIFIED DIEMAKERS, INC.                                    CASE No. 04-67612
CASH DISBURSEMENTS
MARCH 2005

                      VENDOR                               TOTAL DISBURSEMENTS
------------------------------------------------------------------------------
MONROE AUTO PARTS                                                    581.64
MONROE CITY SHELTER WORK SHOP                                     10,727.05
MONROE TIRE & BATTERY                                                227.43
MOTION INDUSTRIES, INC                                             8,964.04
MOYERS SERVICE CENTER &                                              813.81
MSC INDUSTRIAL SUPPLY CO.                                          5,212.12
MUNICIPAL TOOL & MACHINERY CO                                      2,281.72
MVI, INC.                                                            127.76
NALCO COMPANY                                                      3,160.86
NATIONAL KARD                                                        194.77
NATIONAL X-RAY CORP                                                1,750.00
NEFF POWER INC.                                                    1,695.55
NEWARK INONE                                                         609.79
NORSK HYDRO CANADA INC                                           711,353.42
NORTHEAST MO MACHINE & PATTERN                                     1,112.00
ONEOK ENERGY MARKETING COMPANY                                    27,329.62
PALMYRA BOARD OF PUBLIC WORKS                                     54,495.91
PAM BOOTH (EMPLOYEE)                                                  92.60
PATRICIA SPEGAL                                                       14.25
PAUL GANDER                                                           12.10
PAULO PRODUCTS CO.                                                   261.82
PAYROLL DISBURSED (INCLUDES AMOUNTS PAID BY CORPORATE)         1,201,264.23
PERRY MACHINE AND DIE INC.                                        87,798.72
PHELPS ASSOCIATES, INC.                                              138.18
PIONEER INDUSTRIAL CORPORATION                                     2,391.48
PMI COMPUTER SUPPLIE                                                 112.15
PRECISION APPLICATIONS                                             1,750.00
PRECISION TOOL COMPANY                                               659.78
PRODUCT ACTION INTERNATIONA                                        4,089.94
PROVIDENT LIFE                                                       123.96
PRUDENTIAL INSURANCE                                              12,767.67
PURCHASE PARTNERS                                                  4,590.00
Q-CEE'S PRODUCTS DIVISION                                            344.06
QSR GROUP, INC.                                                    2,333.34
QST, INC.                                                            400.00
QUINCY FREIGHTLINER, INC.                                            650.00
QWEST COMMUNICATIONS                                                 856.46
R.L. HOENER COMPANY                                                  142.46
RADCO INDUSTRIES                                                   7,787.75
RAMAIR                                                                52.74
RAYMOND J. QUINLAND - LANDLORD                                     7,000.00
REMACOR, INC.                                                     16,606.20
RES MANUFACTURING COMPANY                                          1,055.80
RIBACK SUPPLY CO.                                                     94.85
RICHARD GREENE CO.                                                   225.19
RICHARDS ELECTRIC MOTOR CO.                                        1,237.30
RIMROCK                                                            1,861.72
RMT TECHNOLOGIES                                                      69.39
ROBEY BUILDING SUPPLY, INC.                                          136.62
ROCKFORD DRILL HEAD, INC.                                          1,500.00
ROCKNEL FASTENER INC                                                 410.00
ROLAND MACHINERY CO                                                  352.70
ROTOLITE OF ST.LOUIS INC                                             567.87

DIVERSIFIED DIEMAKERS, INC.                                    CASE No. 04-67612
CASH DISBURSEMENTS
MARCH 2005

                      VENDOR                               TOTAL DISBURSEMENTS
------------------------------------------------------------------------------
ROTOR CLIP CO INC                                                  4,248.40
RTD OFFICE PRODUCTS                                                4,015.90
RUDOLPH BROS & CO                                                  1,727.00
RUSTIC OAK CABIN RESTAURANT                                          561.37
RUTH ANN TIPTON                                                       50.00
SANDY SHINN (EMPLOYEE)                                               732.73
SBC                                                                1,548.54
SCHILLER'S                                                           326.75
SCOTT SPECIAL TOOLS, INC.                                          1,906.12
SCOTT WILLIAMS (EMPLOYEE)                                            754.43
SEMBLEX CORP.                                                     40,088.00
SEMCO, INC.                                                        4,490.85
SHANNAHAN CRANE & HOIST, INC.                                        828.66
SHARP BROS. INC                                                    1,150.00
SHELLEY BUCKMAN (EMPLOYEE)                                            90.00
SHERMAN                                                            3,271.56
SHERYL HAYS (EMPLOYEE)                                                80.00
SLIDEMATIC PRODUCTS COMPANY                                        7,049.59
SLOAN INDUSTRIES INC                                              10,223.00
SODICK, INC.                                                         131.47
SOLUTIA INC                                                        1,074.48
SOUTHWEST PUMPS & FILTERS, INC                                     1,082.85
SOUTHWESTERN BELL                                                    395.76
SPAN AMERICA, INC.                                                   711.07
SPAN MANUFACTURING                                                 1,455.00
SPARTAN LIGHT METAL                                               57,394.50
SPECTRA COMMUNICATIONS GROUP                                         343.63
SPECTRO ALLOYS CORP                                              247,684.50
SPINCRAFT                                                            327.02
SPRING MARKING, INC.                                                 127.35
SPRINT                                                             6,342.61
STATE OF MISSOURI                                                    396.00
STERLING COMMERCE-NETWORK                                            757.34
STERLING, INC.                                                     4,536.00
STEVE BAKER                                                           75.00
STEWART REFRIGERATION                                                 86.00
STILSON PRODUCTS L.L.C.                                              106.35
STRIPMATIC PRODUCTS INC                                            6,263.60
SUNNEN PRODUCTS COMPANY                                            1,962.65
SUNNEX                                                               140.94
SUNSOURCE                                                            661.17
SUPPLIER DEVELOPMENT INC                                             459.00
SURFTRAN MANUFACTURING CO, LLC                                        78.08
SYMMCO, INCORPORATED                                              34,662.80
T.F. EHRHART COMPANY                                                 199.63
TAYLOR IND SERVICES HPM DIV.                                         369.39
TECHMIRE USA                                                         636.00
THE LAKE GAZETTE                                                     134.00
THE ST. LOUIS DISTRIBUTION                                         5,619.66
THE SU-DAN COMPANY                                                 2,195.00
THOMAS WILLIAMS JR                                                   264.00
THREE BOND INTERNATIONAL INC.                                      5,372.00
TIC-MS, INC.                                                         289.00

DIVERSIFIED DIEMAKERS, INC.                                    CASE No. 04-67612
CASH DISBURSEMENTS
MARCH 2005

                      VENDOR                               TOTAL DISBURSEMENTS
------------------------------------------------------------------------------
TIFFIN FOUNDRY & MACHINE, INC.                                     2,985.00
TIM KURZ                                                             250.82
TINNERMAN PALNUT ENGINEERED                                       15,447.44
TOM DEITZMAN (EMPLOYEE)                                               45.00
TOM STRUBINGER                                                        15.00
TOM THOMAS                                                            75.00
TOOLING ASSOCIATES                                                 1,036.49
TOYOTA TSUSHO AMERICA INC                                         73,371.03
TRANSMAN                                                         188,421.27
U.S. CELLULAR                                                        892.38
U.S. MAGNESIUM, LLC                                              975,603.71
UGS                                                                1,078.21
UNISOURCE WORLDWIDE INC.                                          36,169.61
UNITED MISSOURI BANK-NORTHE                                           55.00
US FILTER/IONPURE, INC                                            10,355.54
VAC-U-MAX                                                              9.17
VERIZON MESSAGING                                                     20.95
VIATRAN CORPORATION                                                  479.23
VICTORY PACKAGING                                                 17,463.31
VISI-TRAK WORLDWIDE, LLC                                           2,573.46
VOLVO RENTS                                                        1,146.27
VONTHUN POWERWASHING                                               3,000.00
WES RUBISON                                                          132.09
WESTHOFF                                                             110.10
WIESE PLANNING & ENGINEERING                                       6,892.55
WILLIAM A KIBBE & ASSOCIATES                                         135.00
WILLIAMS EQUIPMENT & ELECTRIC                                        698.95
WISE EL SANTO CO., INC.                                            2,902.53
                                                              -------------

                                                              $7,183,020.48

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
AT 3/31/05

MONROE - BANK RECONCILIATION

Bank Balance                         $         -

Actual Outstanding AP Checks           44,464.00
Actual Outstanding Payroll Checks     100,738.57
                                     -----------
Total Outstanding Checks                             145,202.57

Unadjusted GL Balance                                145,202.57
                                                    -----------

Difference                                          $         -
                                                    ===========

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

   DATE             CHECK  OUTSTANDING
   ----             -----  -----------
 10/5/2004          337183  $    45.00
 11/5/2004          337674       35.76
 11/5/2004          337705        5.00
11/11/2004          337789      158.49
11/16/2004          337916      341.24
11/17/2004          337930      454.88
12/29/2004          338726      821.25
  1/6/2005          338925       33.57
  3/4/2005          340128       80.00
  3/8/2005          340156       37.00
 3/11/2005          340185       35.59
 3/11/2005          340269       15.00
 3/16/2005          340292      561.37
 3/18/2005          340298      238.92
 3/18/2005          340320        4.04
 3/18/2005          340323      551.66
 3/18/2005          340326    1,692.00
 3/18/2005          340340      183.48
 3/18/2005          340343       26.84
 3/18/2005          340344      594.24
 3/18/2005          340384       75.00
 3/18/2005          340398      111.70
 3/18/2005          340399      102.28
 3/18/2005          340400      355.89
 3/18/2005          340401       25.15
 3/18/2005          340402    1,290.62
 3/18/2005          340403       66.17
 3/22/2005          340459       98.71
 3/24/2005          340462      109.75
 3/24/2005          340463       95.61
 3/24/2005          340464      261.82
 3/24/2005          340479       45.72
 3/24/2005          340480    1,065.32
 3/24/2005          340481      354.50
 3/24/2005          340482       10.50
 3/24/2005          340485      353.78
 3/24/2005          340486   10,019.40
 3/24/2005          340493       69.80
 3/24/2005          340494       30.00
 3/24/2005          340499       15.00
 3/24/2005          340500      386.40
 3/24/2005          340502      116.55
 3/24/2005          340504       11.32
 3/24/2005          340506       28.98
 3/24/2005          340508       30.10
 3/24/2005          340513      577.61
 3/24/2005          340516    3,000.00
 3/24/2005          340518       15.00
 3/24/2005          340525       97.75
 3/24/2005          340533    2,043.03
 3/24/2005          340541      375.49
 3/24/2005          340542       37.75
 3/24/2005          340545       33.21
 3/24/2005          340557      220.00
 3/24/2005          340562       48.20
 3/24/2005          340563      146.61
 3/24/2005          340564      229.26
 3/24/2005          340565      168.45
 3/24/2005          340566      116.88
 3/24/2005          340567      358.02
 3/24/2005          340568       28.75
 3/24/2005          340569       59.07
 3/24/2005          340579      352.30
 3/24/2005          340580      352.70
 3/24/2005          340591      711.07
 3/24/2005          340593      127.35
 3/24/2005          340599      134.00
 3/24/2005          340603       45.00
 3/24/2005          340608      145.85
 3/28/2005          340609       57.58
 3/28/2005          340610       33.82
 3/28/2005          340611       52.74
 3/28/2005          340612    5,183.73
 3/28/2005          340613      396.00
 3/28/2005          340617      320.77
 3/29/2005          340618      544.00
 3/29/2005          340620      187.66
 3/30/2005          340621      170.60
 3/30/2005          340622       42.00
 3/30/2005          340623      329.47
 3/30/2005          340624      450.00
 3/31/2005          340625    6,078.20
 3/31/2005          340626      148.68

                            $44,464.00

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: DIVERSIFIED DIEMAKERS, INC.      Capacity:      ___      Shareholder
      Case Number:  04-67612                          ___      Officer
                                                      ___      Director
                                                      ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

Current Compensation Paid:            Weekly             or              Monthly

                                      ______                             _______

Current Benefits Paid:                Weekly             or              Monthly

            Health Insurance          _______                            _______

            Life Insurance            _______                            _______

            Retirement                _______                            _______

            Company Vehicle           _______                            _______

            Entertainment             _______                            _______

            Travel                    _______                            _______

            Other Benefits            _______                            _______

            Total Benefits            _______                            _______

CURRENT OTHER BENEFITS PAID:          Weekly             or              Monthly

            Rent Paid                 _______                            _______

            Loans                     _______                            _______

            Other (Describe)          _______                            _______

            Other (Describe)          _______                            _______

            Other (Describe)          _______                            _______

            Total Other Payments      _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:        Weekly             or              Monthly

                                      _______                            $0

Dated: APRIL 20, 2005                ___________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

020.84818.1                                                               Form 6

                                                     Diversified Diemakers, Inc.
                                                           Case Number: 04-67612

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE              CARRIER             POLICY PERIOD
--------------              -------             -------------

Property                  Lloyds              11/1/04-11/1/05
Boiler/Machine            Hartford            11/1/04-11/1/05
Cargo                     Fireman's Fund      11/1/04-11/1/05
Truck Cargo               Fireman's Fund      11/1/04-11/1/05

Aviation                  USAIG               11/1/04-11/1/05

Fiduciary                 St. Paul            11/1/04-11/1/05

Primary D&O               St. Paul            11/1/04-11/1/05
Excess D&O                Chubb               11/1/04-11/1/05
Excess D&O                Platte River        11/1/04-11/1/05

Crime                     AIG                 12/1/04-12/1/05

General Liability         ACE                 12/22/04-12/22/05
Umbrella                  National Union      12/22/04-12/22/05

Workers' Comp             ACE                 12/22/04-6/22/05
Excess Workers' Comp      ACE                 12/22/04-12/22/05

Auto                      ACE                 12/22/04-12/22/05

Foreign (DIC)             ACE                 12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                                 )
INTERMET CORPORATION, ET AL            )        CASE NO: 04-67600
                                       )        Chapter 11
                                       )        Judge: Marci B. McIvor
GANTON TECHNOLOGIES, INC.              )
                      Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]    Operating Statement                   (Form 2)

         [X]    Balance Sheet                         (Form 3)

         [X]    Summary of Operations                 (Form 4)

         [X]    Monthly Cash Statement                (Form 5)

         [X]    Statement of Compensation             (Form 6)

         [X]    Schedule of In-Force Insurance        (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                  YES [X]           NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                  YES [X]           NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                  YES [X]           NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                  YES [X]           NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                  YES [X]           NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: APRIL 20, 2005               /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession

                                    Chief Financial Officer  (248) 952-2500
                                    -----------------------  ------------------
                                    Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 3-31-05
($000's)

                                                        CASE #04-67600
                                                           GANTON
                                                        TECHNOLOGIES
                                            -------------------------------------
                                            Current Month      Total Since Filing
                                            -------------      ------------------
Net Sales                                     $    6,839           $   41,052
Cost of Goods Sold
Materials and Freight                              1,667               10,270
Wages - Hourly                                     1,720                9,536
Wages-Salary                                         465                3,239
Employee Benefits and Pension                      1,046                6,823
 Repairs & Maintenance                               126                  707
Supplies                                             279                1,815
Utilities                                            445                2,365
Purchased Components/Services                        854                5,109
Income(loss) from Pattern Sales                      (28)                (283)
 Fixed Asset - (gain/loss)                             -                    -
 MIS Expense                                           8                   50
 Travel & Entertainment                               22                   93
 Other Variable Costs                                211                  970
 Depreciation & Amortization                         437                1,558
 Other Allocated Fixed Costs                           -                    -
 Other Fixed Costs                                   310                1,320
                                             -----------          -----------
Cost of Goods Sold                                 7,562               43,572

Gross Profit                                        (723)              (2,520)

Plant SG&A Expense                                    21                  129
SG&A Expense - Allocation (Sched 1)                  168                  972
 Other Operating Expenses                            (96)               9,962
                                             -----------          -----------
 Total Operating Expenses                             93               11,063

 Operating Profit                                   (816)             (13,583)

 Outside Interest Income                               -                    -
 Outside Interest (Expense)                            -                    -
 Intercompany Interest Income                          -                    -
 Intercompany Interest (Expense)                    (145)                (576)
 Charges (From) Affiliates                             -                    -
 Charges To Affiliates                                 -                    -
Income/Loss From European Operations                   -                    -
 Other Income/(Expense)                                -                    -
                                             -----------          -----------
 Total Non-Operating Expenses                       (145)                (576)

 Income Before Income Taxes                         (961)             (14,159)

 Income Tax Expense                                   13                   69

                                             -----------          -----------
 Net Income                                  ($      974)         ($   14,228)
                                             ===========          ===========

Intermet Corp and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                  March
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                             March
                                            -------
Officer Compensation                        $   189
Salary Expense other Employees                  919
Employee Benefits and Pension                   105
Payroll Taxes                                    60
Other Taxes                                       0
Rent and Lease Expense                          216
Interest Expense
Insurance                                        62
Automobile and Truck Expense                     11
Utilities(Gas Electric, Phone)                   68
Depreciation                                     87
Travel and Entertainment                         80
Repairs and Maintenance                          51
Advertising/Promotion                             0
Supplies, Office Expense                         32

OTHER:

Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                        15
Public Reporting Fees                            16
Employee Relocation/Training                      2
Data Processing                                  29
Dues and Subscriptions                           36
Outside Services                                172
Project Development Costs net of Billings        73
Director Fees                                    25
Miscellaneous                                     4
Legal Fees                                        1
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (273)
                                            -------
                                            $ 2,250
                                            =======

Allocation:
Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       597
                                            -------
Total                                       $ 2,250
                                            =======

Intermet Corp. and Subsidiaries
Balance Sheet as of 03-31-05

                                           CASE #04-67600
                                           --------------
                                               GANTON
                                            TECHNOLOGIES
Cash And Equivalents                         $       1
Accounts Receivable                              8,299
Short-Term Intercompany Receivables                385
Inventories                                      5,863
Other Current Assets                             1,024
                                             ---------
   TOTAL CURRENT ASSETS                         15,572

Land and Buildings                              12,390
 Machinery & Equipment                          42,192
 Construction In Progress                          669
                                             ---------
 Total Fixed Assets                             55,251
 Accumulated Depreciation                      (35,337)
                                             ---------
    NET FIXED ASSETS                            19,914

 Investment In Subsidiaries                          0
Investment In European Operations                    0
 Long-Term Intercompany Receivables              9,014
 Deferred Taxes, Long-Term Asset                     0
 Other Assets                                       37
                                             ---------
    TOTAL ASSETS                             $  44,537
                                             =========


LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

Accounts Payable                             $   1,677
Wages and Salaries  (See schedule)                 259
Taxes Payable - (See schedule)                     114
                                             ---------
  TOTAL POST PETITION LIABILITIES                2,050

SECURED LIABILITIES:

SECURED BANK DEBT                                    0

PRE-PETITION LIABILITIES:

Taxes and Other Priority Liabilities:

 Accrued Income Taxes                                0
 Accrued Tax - State                                 7
 Accrued Property Taxes                              0
 Accrued Workers Comp.                           1,121
 Accrued Payroll                                     0
Accrued Payroll Taxes                                0
                                             ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES       1,128

UNSECURED LIABILITIES

Accounts Payable                                 9,632
Senior  & IDR Bonds                                  0
                                             ---------
TOTAL UNSECURED LIABILITIES                      9,632

OTHER LIABILITIES

Accrued Liabilities                              4,389
Short-Term Intercompany Payables                   133
Capital Leases                                       0
 Retirement Benefits                             1,565
 Deferred Taxes - Long-Term Liability                0
 Other Long-Term Liabilities                         0
 Long-Term Intercompany Payables                 4,447
 Minority Interest                                   0
                                             ---------
 TOTAL LIABILITIES                              23,344

 Common Stock                                        0
 Capital In Excess Of Par Value                160,000
Retained Earnings - Prepetition               (124,579)
Retained Earnings - Post Petition              (14,228)
Equity In European Operations
 Accumulated Translation Adjustment                  0
 Minimum Pension Liability Adjustment                0
 Unearned Restricted Stock                           0
                                             ---------
TOTAL SHAREHOLDER EQUITY                        21,193
                                             ---------

 TOTAL LIABILITIES AND EQUITY                $  44,537
                                             =========

PERIOD ENDED: 03-31-05     GANTON TECHNOLOGIES (PULASKI)         CASE #04-67600

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                               Balance
                                       as of      Accrued /    Payments /    as of
                                     2/28/2005     Withheld     Deposits    3/31/2005
                                     ---------    ---------    ----------   ---------
Income tax withheld: Federal         ($  1,251)   ($ 83,737)   $  79,694   ($  5,294)
Income tax withheld: State                   0            0            0           0
Income tax withheld: Local                   0            0            0           0
FICA Withheld                           (1,049)     (32,878)      29,487      (4,441)
Employers FICA                          (1,049)     (32,878)      29,487      (4,441)
Unemployment Tax: Federal                 (110)        (355)           0        (465)
Unemployment Tax: State                   (891)      (2,882)           0      (3,773)
All Other Payroll W/H                        0            0            0           0

State Taxes: Inc./Sales/Use/Excise     (13,904)      (6,000)           0     (19,904)
Property Taxes                         (13,413)      (7,800)         482     (20,731)

Workers Compensation                    (9,833)           0        2,521      (7,312)
                                     ---------    ---------    ---------   ---------

Total                                ($ 41,501)   ($166,529)   $ 141,670   ($ 66,360)

Wages and Salaries                    (105,017)     (21,769)      78,595     (48,191)
                                     ---------    ---------    ---------   ---------

Grand Total                          ($146,518)   ($188,299)   $ 220,266   ($114,552)
                                     =========    =========    =========   =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total      0-30 Days   30-60 Days  Over 60 Days
Accounts Payable               $  764,722   $  667,708   $    6,019   $   90,995
Accounts Receivable            $3,556,149   $2,750,279   $  214,094   $  591,776

PERIOD ENDED: 3/31/05       GANTON TECHNOLOGIES (RACINE)         CASE #04-67600

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                     Balance
                                       as of         Accrued /     Payments /       as of
                                      2/28/2005      Withheld       Deposits       3/31/2005
                                     -----------    -----------    -----------    -----------
Income tax withheld: Federal          $        0    ($  168,544)   $   168,544     $        0
Income tax withheld: State                  (900)      (115,897)       116,797              0
Income tax withheld: Local                     0              0              0              0
FICA Withheld                                 (0)      (168,544)       168,544              0
Employers FICA                                 0              0              0              0
Unemployment Tax: Federal                      0              0              0              0
Unemployment Tax: State                        0              0              0              0
All Other Payroll W/H                          0              0              0              0

State Taxes: Inc./Sales/Use/Excise        (7,160)        (7,107)           (19)       (14,287)
Property Taxes                             3,256        (40,589)             0        (37,333)

Workers Compensation                    (214,596)      (100,000)       318,988          4,393
                                     -----------    -----------    -----------    -----------

Total                                ($  219,400)   ($  600,681)   $   772,854    ($   47,227)

Wages and Salaries                      (417,679)      (201,823)       408,537       (210,965)
                                     -----------    -----------    -----------    -----------

Grand Total                          ($  637,079)   ($  802,504)   $ 1,181,391    ($  258,193)
                                     ===========    ===========    ===========    ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)     Total       0-30 Days   30-60 Days    Over 60 Days
Accounts Payable               $  911,720   $  636,302   ($      37)   $  275,454
Accounts Receivable            $4,835,850   $3,561,120    $  69,666    $1,205,064

Intermet Corporation and Subsidiaries
Cash Activity Analysis:
Month Ended 3/31/2005

                                                                     Monthly Cash Statement
Cash Activity Analysis:                                                   CASE # 04-67600
                                                                   Ganton Technologies (PULASKI)
                                      ---------------------------------------------------------------------------------------------
        Account Type                    Lockbox    Lockbox 673017      AP       Lockbox 77165     AP            PR           PR
          Account #                   5402699424     1851811388     2770721799    644113482    2176982953   2770721807   2176983100
            Bank                       Stan Fed        Comerica      Stan Fed      Bank One     Comerica      Stan Fed    Comerica
Beginning Bank Balance                    --             --             --            --                --       --            --
RECEIPTS                                  --        874,777         35,137            --                --       --            --
TRANSFERS IN (CORPORATE)                  --             --             --            --           766,843       --       562,444
DIP INFLOW                                --             --             --            --                --       --            --
DISBURSEMENTS                             --             --             --            --          (766,843)      --      (562,444)
Transfers OUT (Corporate)                 --       (874,777)       (35,137)           --                --       --            --
Dip Repayment                             --             --             --            --                --       --            --
                                      -----------  --------        -------   -  -------------     --------  ----------   --------
ENDING BANK BALANCE                       --             --             --            --                --       --            --

DISBURSEMENTS PAID FOR BY CORPORATE                                                              1,119,603
CHECKS ISSUED                                                                                      663,221
PAYROLL DISBURSED (INCLUDES PAYROLL
 PAID BY CORPORATE)                                                                                846,358
                                                                                               -----------
TOTAL DISBURSEMENTS (SEE TOTAL
 DISBURSEMENTS RECONCILIATION)                                                                 $ 2,629,182
                                                                                               ===========

OUTSTANDING CHECKS AS OF FEBRUARY 28                                                               225,656
VOIDED CHECKS OUTSTANDING AS OF
 FEBRUARY 28                                                                                       (10,053)
CHECKS ISSUED IN MARCH                                                                             663,221
CHECK CLEARED IN MARCH                                                                            (766,843)
                                                                                               -----------
OUTSTANDING CHECKS AS OF MARCH 31
 (SEE OUTSTANDING CHECKLIST)                                                                       111,982
                                                                                               ===========

GANTON TECHNOLOGIES, INC. (PULASKI)           CASE NO. 04-67600
CASH DISBURSEMENTS
MARCH 2005

       VENDOR                                    TOTAL DISBURSEMENTS
-------------------------                        -------------------
ABECO DIE CASTING INC                             $       1,171.00
ADVANCE PRODUCTS                                            602.00
AH ASSOCIATES                                             1,000.00
AIR DRAULICS ENGINEE                                        110.71
AIRGAS SOUTH (BOC GA                                      1,913.47
AL CAST COMPANY                                          57,468.00
ALABAMA CHILD SUPPORT                                        67.00
ALLEN WRIGHT MACHINING                                      142.00
ALUMINUM RESOURCES I                                    178,965.84
AMERICAN CHEMICAL                                        17,880.00
ANNE HEATHCOTE                                            5,231.28
AROBOTECH SYSTEMS                                         2,268.05
ASI DATAMYTE                                                300.00
ATCO INDUSTRIES, INC                                     32,295.94
AUTOMATIC DATA PROCE                                      2,504.32
AVAYA INC                                                   565.90
B & C INSTRUMENTS                                         1,249.90
BAGWELL OFF.SYSTEMS,                                        500.28
BAILEY COMPANY                                            9,469.27
BANK OF FRANKEW                                             691.00
BEARING DISTRIBUTORS,INC                                    754.78
BELLSOUTH                                                 2,636.88
BG & R COMPANY                                            3,600.00
BILL SMITH OVERHEAD DOOR                                    195.00
BI-LO / RED FOOD                                             72.97
BOSTON MUTUAL LIFE                                        1,267.68
C KENNETH STILL                                             425.00
C3 INTERNATIONAL                                            847.57
CARR LANE MANUFACTUR                                         51.60
CARRIE  SMITH                                             1,096.31
CASTOOL                                                   1,225.00
CENTRAL CHILD SUPPORT                                     5,207.05
CHEM-STATION                                                712.86
CHILES OIL INC.                                             628.57
CHRIS DOUTHIT                                             5,660.50
CINDY WATSON                                                654.62
CINTAS CORPORATION                                        6,817.52
COLE-PARMER INSTRUME                                        591.50
COLUMBIA MACHINE WOR                                      1,045.00
COMFORT INN OF PULAS                                      1,080.96
CRANE PRO SERVICES                                        1,308.61
DEXPORT TOOL MFG. CO.                                     1,105.50
DIE-TECH WIRE TOOL I                                     52,681.50
DISA GOFF                                                 1,083.70
DIVERSIFIED PRINTING                                        231.18
EDUCATION DIRECT                                            508.82
EDWARDS XPRESS INC.                                       6,058.25
ELLIOTT HY-TEST                                           2,723.50
ELWOOD STAFFING SERVS.INC                                   541.09
EMED COMPANY INC                                            194.19
EMPIRE CNC SERVICES                                       5,515.40
EXPEDITE SERVICES                                           488.40
FIRST NATIONAL                                           10,269.99
FLUID POWER OF NASHVILLE                                     42.95
FORKLIFT SYSTEMS                                          3,312.00
FRANK HARRIS                                                282.93
GE CAPITAL                                                  582.31
GENERAL SUPPLY CORP                                       6,694.68
GILES COUNTY INDUSTR                                         25.00
GLOBAL EXCHANGE SERV                                        128.34

GANTON TECHNOLOGIES, INC. (PULASKI)         CASE NO. 04-67600
CASH DISBURSEMENTS
MARCH 2005

            VENDOR                               TOTAL DISBURSEMENTS
-----------------------------------------------  -------------------
GRIFFIN TOOL, INC.                                       34,500.00
HARCROS CHEMICALS, I                                      1,725.75
HENRY E. HILDEBRAND, III                                  2,950.00
HILDRETH MANUFACTURI                                      1,248.75
HONEY ACRES                                                 345.00
IMCO RECYCLING                                          362,958.40
INDUSTRIAL CONTRACTO                                      1,933.00
INDUSTRIAL FINISHING                                      3,841.20
INTERMET                                                    455.81
J & K INDUSTRIAL SUP                                      1,621.18
J&J/INGAS PROPANE                                         2,140.00
JEFFERSON SMURFIT CO                                      3,538.50
JM FOREST PRODUCTS,                                       2,709.40
JOHN-MICHAELS ENTERP                                     25,082.75
JUDY G CALLAHAN                                             451.65
KELSEY ELECTRIC                                           1,048.73
LAKESIDE MANUFACTURI                                     39,772.34
LEWISBURG RUBBER AND                                      1,027.78
MADISON TRAVEL                                              184.90
MAGID GLOVE/EQUITY I                                        416.78
MAGNA-TECH SE                                             1,140.91
MAIN MANUFACTURING                                          234.69
MANAR, INC.                                               3,833.74
MARK LITTLE                                                 125.24
MARTIN SUPPLY CO., INC.                                   2,341.15
MCMASTER-CARR SUPPLY                                      3,430.48
MERCER                                                    5,974.00
METAL WORKING SUPPLY                                      1,347.02
METAULLICS SYSTEMS CO LP                                    954.00
METOKOTE                                                    500.00
METOKOTE CORPORATION                                     17,839.79
MG ELECTRIC                                               1,001.63
MICHIGAN MILL & ABRA                                      1,769.37
MIGUEL MEDINA                                            12,055.09
MIRSA                                                     7,693.75
MSC IND. SUPPLY CO.                                          88.92
MURUGAN P AURUVAN KULAM                                     835.97
NASHVILLE METAL PREP                                        259.10
NEIL BARNHART                                               270.30
NORANDA                                                  24,995.58
OMEGA ENGINEERING                                           293.00
PACKAGING FULFILLMEN                                     13,750.27
PHYSICIANS AND SURGE                                        143.00
PIONEER METAL FINISH                                      3,176.07
POSTMASTER                                                  111.00
PRECISION MACHINERY                                      12,198.63
PRINCE MACHINE CORP                                         510.47
PROCLEAN SUPPLIES &                                       1,266.66
PROGRESSIVE COMPONENTS                                      795.00
PULAKSI PAYROLL (INCLUDES DISBURSMENTS BY CORP)         846,358.44
PULASKI CITY RECORDE                                        481.78
PULASKI ELECTRIC, WA                                    109,908.17
PULASKI LUMBER COMPA                                         39.42
PUTNAM INVESTMENTS                                       13,817.12
QUAD STEEL CORPORATION                                    4,100.00
QUALITY MOLD                                              1,450.00
RANDSTAD                                                 12,507.87
REFRACTORY ENGINEERS                                      6,544.16
REGOL-G                                                   1,823.82
RIVER TOOL TECH, INC                                        207.70
RIVERSBURG WELDING C                                      3,072.88

GANTON TECHNOLOGIES, INC. (PULASKI)          CASE NO. 04-67600
CASH DISBURSEMENTS
MARCH 2005

            VENDOR                               TOTAL DISBURSEMENTS
-----------------------------------------------  -------------------
ROBERT W. HERR                                           17,199.82
ROSEMONT INDUSTRIES                                          35.25
ROURA IRON WORKS INC                                      1,110.00
SAFETY-KLEEN CORPORATION                                  2,270.50
SCHAEFER GROUP                                            1,230.64
SEI ENVIROMENTAL INC                                        735.00
SELECT FOODS INC.                                           452.24
SHERWIN WILLIAMS                                            128.55
SMUKA TRADING, INC                                       19,309.38
SPECTRO ALLOYS CORP                                     473,988.41
SPRINT                                                      389.65
SRI                                                         400.00
STEPHANIE WALTER                                            869.93
STERICYCLE INC.                                              11.93
STEVE ROMICK                                                277.94
TAMMY KAY BOWEN                                             528.15
TAYLOR CONTROL                                              372.99
TENN.VALLEY RECYCLING LLC                                   791.97
THREAD CHECK, INC                                         1,074.00
TRANSMAN                                                 55,398.25
VERIZON WIRELESS                                            149.53
WATKINS TRUCKING, IN                                        180.00
WATSON'S OFFICE SUPP                                      1,977.49
WHOLESALE SUPPLY GROUP,                                     357.00
                                                  ----------------
                                                  $   2,629,182.40

Ganton Technologies, Inc.
CASE NO. 04-67600
AT 3/31/05

PULASKI - BANK RECONCILIATION

Bank Balance                                                      $         -

Actual Outstanding Checks                      111,981.73
Total PR Outstanding Checks                     84,385.22
Misc. reconiling items adjusted in April          (429.36)
                                               ----------
Total Outstanding Checks                                           195,937.59

Unadjusted GL Balance                                              195,937.59
                                                                  ------------
Difference                                                        $         -
                                                                  ============

Ganton Technologies, Inc.
Case No. 04-67600
Pulaski
Oustanding Checks
Case No. 04-67600

  DATE       CHECK   OUTSTANDING
11/11/2004   12952   $    770.00
  2/8/2005   13578        185.00
 2/17/2005   13712      1,856.79
  3/1/2005   13858        591.50
  3/1/2005   13860         25.00
  3/3/2005   13906        541.09
  3/4/2005   13944        293.00
 3/10/2005   13974        200.00
 3/11/2005   13994      1,250.00
 3/11/2005   13995         72.97
 3/18/2005   14033        241.38
 3/18/2005   14036        712.86
 3/18/2005   14040      1,465.95
 3/18/2005   14059        207.70
 3/23/2005   14071        110.13
 3/23/2005   14079         90.33
 3/23/2005   14081        270.12
 3/23/2005   14093        155.90
 3/23/2005   14106        190.97
 3/29/2005   14108        814.15
 3/31/2005   14110      1,171.00
 3/31/2005   14111        333.63
 3/31/2005   14112     14,367.00
 3/31/2005   14113         75.00
 3/31/2005   14114        439.27
 3/31/2005   14115        463.45
 3/31/2005   14116        239.00
 3/31/2005   14117        642.00
 3/31/2005   14118      1,038.98
 3/31/2005   14119        195.00
 3/31/2005   14120      1,267.68
 3/31/2005   14121        109.98
 3/31/2005   14122      1,225.00
 3/31/2005   14123      1,068.01
 3/31/2005   14124      2,261.67
 3/31/2005   14125      1,045.00
 3/31/2005   14126        129.51
 3/31/2005   14127        791.97
 3/31/2005   14128        767.50
 3/31/2005   14129     11,000.00
 3/31/2005   14130      2,080.00
 3/31/2005   14131      1,194.62
 3/31/2005   14132      2,479.65
 3/31/2005   14133        582.31
 3/31/2005   14134      2,814.14
 3/31/2005   14135      1,933.00
 3/31/2005   14136        888.92
 3/31/2005   14137         90.33
 3/31/2005   14138      8,319.28
 3/31/2005   14139      1,048.73
 3/31/2005   14140        124.29
 3/31/2005   14141      6,707.84
 3/31/2005   14142        791.07
 3/31/2005   14143      1,565.62
 3/31/2005   14144      5,565.66
 3/31/2005   14145      1,104.00
 3/31/2005   14146        976.00
 3/31/2005   14147        389.65
 3/31/2005   14148        277.94
 3/31/2005   14149      1,117.92
 3/31/2005   14150      4,633.93
 3/31/2005   14151        505.77
 3/31/2005   14152        750.72
 3/31/2005   14153      1,699.10
 3/31/2005   14154        426.40
 3/31/2005   14155      4,100.00
 3/31/2005   14156      2,066.86
 3/31/2005   14157        949.08
 3/31/2005   14158        715.94
 3/31/2005   14159        958.38
 3/31/2005   14160        275.94
 3/31/2005   14161      3,538.50
 3/31/2005   14162         85.00
 3/31/2005   14163        123.30
 3/31/2005   14164        180.00
 3/31/2005   14165        236.99
 3/31/2005   14166        590.00
 3/31/2005   14167        134.58
 3/31/2005   14168      1,135.25
 3/31/2005   14169        149.53

                     $111,981.73

Intermet Corporation and Subsidiaries
Cash Activity Analysis:
Month Ended 3/31/2005

                                                                                MONTHLY CASH STATEMENT

                                                                                     CASE # 04-67600
                                                                              GANTON TECHNOLOGIES (RACINE)
                                                 ---------------------------------------------------------------------------------
             Account Type                          Lockbox     Lockbox 673025    Deposit          AP           AP       PR (Hourly)
               Account #                         5402699432      1851812055     5800062522    2770721815   2176982961   2770721823
                Bank                              Stan Fed       Comerica        Lasalle      Stan Fed       Comerica     Stan Fed
Beginning Bank Balance                                    --             --          727          --               --         --
Receipts                                           1,079,597      6,445,270        1,391          --               --         --
TRANSFERS IN (Corporate)                                  --             --           --          --        1,504,949         --
Dip Inflow                                                --             --           --          --             --           --
Disbursements                                             --             --           --          --       (1,504,949)        --
Transfers OUT (Corporate)                         (1,079,597)    (6,445,270)      (1,118)         --               --         --
Dip Repayment                                             --             --           --          --               --         --
                                                  ----------     ----------       ------      ------      -----------   --------
Ending Bank Balance                                       --             --        1,000          --               --         --

                                                                            MONTHLY CASH STATEMENT

                                                                                CASE # 04-67600
                                                                          GANTON TECHNOLOGIES (RACINE)
                                                 ------------------------------------------------------------------------
             Account Type                           PR (Hourly)    PR (Salary)   PR (Salary)    Health Care   Group Health
               Account #                             2176983118     2770721831    2176982839     2770721849    2176982862
                Bank                                  Comerica       Stan Fed      Comerica       Stan Fed      Comerica
Beginning Bank Balance                                    --             --              --           --              --
Receipts                                                    51           --              --           --              --
Transfers in (Corporate)                             1,745,459           --         142,718           --          12,137
Dip Inflow                                                --             --            --             --              --
Disbursements                                       (1,745,510)          --        (142,718)          --         (12,137)
Transfers OUT (Corporate)                                 --             --              --           --              --
Dip Repayment                                             --             --              --           --              --
                                                    ----------      -------        --------      -------         -------
Ending Bank Balance                                          0           --              --           --              --

Disbursements Paid for by Corporate                                                                            1,489,740
Checks Issued                                                                                                  1,210,204
Payroll Disbursed (includes payroll
 paid by Corporate)                                                                                            1,810,030
                                                                                                             -----------
Total Disbursements (See Total
 Disbursements Reconciliation)                                                                               $ 4,509,974
                                                                                                             ===========

Outstanding Checks As of February 28                                                                             455,129
Voided Checks Outstanding as of February 28                                                                       (2,353)
Checks Issued in March                                                                                         1,210,204
Check Cleared in March                                                                                        (1,504,949)
                                                                                                             -----------
Outstanding Checks as of March 31 (See
 Outstanding Checklist)                                                                                          158,031
                                                                                                             ===========

Ganton Technologies, Inc. (Racine)                 CASE NO. 04-67600
Cash Disbursements
March 2005

        VENDOR                                    TOTAL DISBURSEMENTS
-------------------------                         -------------------
A & A MANUFACTURING                                   $  3,301.84
AAA ENVIRONMENTAL                                        1,950.00
ACCOUNTEMPS                                             17,723.05
ADA METAL PRODUCTS                                       6,514.00
ADVANCE AMERICA                                            153.84
ADVANCE HYDRAULICS I                                        99.40
ADVANCED WASTE SERVI                                     1,324.00
AL PETERSEN                                                 74.11
ALL FASTENERS, INC.                                        211.52
ALLAN COTTINGIM                                            690.83
ALLOY WELDING, INC.                                        275.00
ALLTHERM SERVICES IN                                     1,200.00
ALUMINUM RESOURCES I                                    32,110.66
AMERICAN ENTERPRISE                                     10,983.14
AMERICAN GENERAL FINANCE                                   221.31
AMERICAN INDUSTRIAL                                     11,928.11
AMERICREDIT FINANCIAL                                      500.00
AMERIGAS - FRANKSVIL                                     4,541.54
ARCH WIRELESS                                              423.21
AT & T                                                   6,243.90
AT&T                                                        69.61
AT&T-UNIVERSAL BILLE                                     3,141.79
AUTOMATIC DATA PROCE                                     6,428.19
BATTERIES PLUS                                             122.89
BELLE CITY FIRE                                          1,208.57
BEST ENGINEERING CO.                                     4,342.45
BOSTON MUTUAL LIFE                                       3,385.00
BUELL AUTOMATICS INC                                     3,682.50
BUHLER INC.                                                180.00
C & C ENTERPRISES, I                                     6,434.32
CENTRAL TRANSPORT                                           82.50
CHAPTER 13 TRUSTEE                                       3,872.00
CHARMILLES TECHNOLOG                                     1,500.00
CHEMTOOL INCORPORATE                                    33,446.60
CHRIS MINIKEL                                              802.46
CIRCUIT CITY                                               250.00
CITI FINANCIAL                                             325.00
CLIFF SWANSON                                               24.68
CO-OPERATIVE CREDIT UNION                               65,996.70
CREATIVE FOAM CORPOR                                     7,654.08
CREST PRODUCTS INC.                                     14,907.20
CURT PAPE                                                   41.13
DANA CORPORATION                                       374,623.77
DENTALBLUE                                               5,588.20
DEPARTMENT OF CORRECTIONS                                  200.00
DIRECT DENTAL SERVICE                                   22,706.50
DIVERSIFIED PRINTING                                     1,911.61
DIVERSIFIED TOOLING                                      3,000.00
DONALDSON COMPANY                                          231.00
DONNA GERARDIN                                           1,920.00
EAST RACINE PET                                          1,200.00
EASTERDAY OFFICE                                           994.57
ELCO SINTERED A                                            300.00
ELCO TEXTRON INC                                         8,700.00
ENPROTECH MECHANICAL                                     3,658.00
EXECUTIVE CONSULTING INC.                                8,673.54
EYE CARE OF WISCONSIN INC                                  663.04
FELIZ SERVANTEZ                                            100.00
FORD CREDIT                                              2,824.17
FOREST CITY TECHNOLO                                     1,380.00
FORMCENTER                                                 385.75
FRANK HARRIS                                               159.79
FRED SANDERS                                               939.74
FREUDENBERG-NOK                                         17,468.34

Ganton Technologies, Inc. (Racine)                            CASE NO. 04-67600
Cash Disbursements
March 2005

                 VENDOR                                        TOTAL DISBURSEMENTS
---------------------------------------------------            -------------------
G.E. CAPITAL CORPORA                                                  97,094.00
G.W. SMITH & SONS, I                                                   5,647.11
GENERAL INDUSTRIAL S                                                     611.95
GENERAL RENTAL CENTE                                                     102.21
GLOBAL EXCHANGE SERV                                                     181.72
GORDON FLESCH CO., I                                                   8,414.94
GROUP ADMINISTRATORS LTD                                                 525.00
HALLMAN LINDSAY QUAL                                                      59.85
HIGH RELIABILITY SYS                                                     973.51
HILDRETH MANUFACTURI                                                   1,782.00
IBM CREDIT CORPORATION                                                 1,675.29
IDEALEASE OF SOUTHEA                                                   1,535.96
IGC TECHNOLOGIES                                                         655.00
IMCO RECYCLING                                                       887,040.00
IMPREX, INC.                                                          47,883.07
INDUSTRIAL ASSOCIATE                                                     770.00
INTEGRATED LOGISTICS                                                   5,368.74
J & S CHEMICAL CORP                                                    1,815.79
JACOBSON MFG. LLC                                                      3,031.34
JASON RAKOWIECKI                                                          55.65
J-COM EDI SERVICES                                                         6.00
JEFFERSON PILOT FINANCIAL                                                920.00
JEROME POPPE                                                               7.76
JOHN P FREDERIC                                                       16,541.00
JUNE CAMPBELL                                                            500.00
KANO LABORATORIES                                                         78.00
KAZTEX ENERGY MANAGE                                                 151,935.79
KENNETH N OLSEN                                                           32.25
KEVIN KOLECHECK                                                           67.50
KOMAR SCREW CORP.                                                        941.22
KRISTIANSEN ENTERPRI                                                   4,792.83
LARGO MIDWEST                                                          1,134.97
LASALLE NATL LEASING                                                  50,989.53
LIBRA INDUSTRIES, IN                                                   2,785.70
LIN ROE SERVICES INC                                                   2,500.00
M & I TRUST                                                           40,410.20
MACHINERY & FACTORY                                                      227.37
MACLEAN-MAYNARD                                                        3,001.68
MARSHALL & ILSLEY TRUST                                                  488.98
MCMASTER-CARR SUPPLY                                                     389.84
MENARDS                                                                  959.77
MERCER                                                                 4,742.00
MEREDITH'S CULLIGAN                                                      165.91
MERWIN STOLTZ CO                                                      15,718.54
METAL WORLD, INC.                                                        198.22
MIDWEST AIR PARTS                                                        206.71
MIGUEL MEDINA                                                            199.74
MIKE STEFANI                                                             175.98
MINIATURE PRECISION                                                   17,942.70
MISDU                                                                    325.00
MISSISSIPPI DEPT. OF                                                     104.28
MODULAR PIPING SUPPL                                                      76.50
MOTION INDUSTRIES, I                                                  14,153.72
MSC INDUSTRIAL SUPPL                                                   3,370.52
MVTL LABORATORIES, INC.                                                1,094.00
NAPA AUTOMOTIVE PART                                                      23.84
NASSCO INC.                                                            5,322.45
NELSON ELECTRIC SUPP                                                   1,565.91
OFSI                                                                     266.20
OHIO SCREW PRODUCTS                                                   37,555.50
PARKER HANNIFIN                                                       25,118.54
PAYROLL ISSUED (INCLUDES DISBURSMENTS BY CORPORATE)                1,810,029.56
PENSKE TRUCK LEASING                                                   6,713.54
PER MAR SECURITY SER                                                   1,921.50
PROVIDENT LIFE                                                           106.25

Ganton Technologies, Inc. (Racine)                  CASE NO. 04-67600
Cash Disbursements
March 2005

        VENDOR                                      TOTAL DISBURSEMENTS
-------------------------                           -------------------
PUTNAM INVESTMENTS-                                        7,201.85
PYROTEK, INC.                                                369.48
QSR GROUP INC.                                            28,467.00
QUADRA                                                    88,474.00
RACINE WATER AND                                             333.20
RAUSCH STURM ISRAEL                                          119.80
REFRACTORY SERVICE                                         9,346.36
REGENCY MALL                                               1,207.00
REILLY, PENNER & BENTON                                    2,785.00
REINHART                                                     266.45
RES MANUFACTURING                                         24,471.42
RITTER ENGINEERING C                                          17.12
ROCKFORD WELDING SUP                                       1,323.04
ROMA LODGE                                                   922.25
ROTOR CLIP COMPANY, INC.                                     451.35
SBC                                                          186.35
SENTINAL TECHNOLOGIES                                        871.58
SHEFFCO, INC.                                                920.00
STEVE MUTCHIE                                                131.80
SUMITOMO ELECTRIC CA                                       6,006.56
THE CORNER HOUSE                                             175.00
THE SUMMIT RESTAURANTE                                        50.00
TOOL SERVICE CORPORA                                         594.98
TOTAL COMFORT OF WIS                                       1,792.00
TOWNSEND CONSULTING                                        1,875.00
TRANS-MAN LOGISTICS                                       28,901.31
TRELLEBORG AUTOMOTIV                                      28,980.00
TRUDELL TRAILERS OF                                          943.83
TWIN CITY OPTICAL                                            688.10
U.S. CELLULAR                                              3,522.02
UAW LOCAL 627                                             14,034.94
UAW V-CAP                                                    117.00
UGS PLM SOLUTIONS IN                                         188.13
ULINE                                                      7,492.54
UNITED LEASING ASSOC                                         656.28
UNITED PARCEL SERVIC                                         128.00
UNITED STATES POSTAL                                         500.00
US DEPT OF EDUCATION                                         480.18
USA PAYDAY LOAN                                              320.32
VISION CLINIC                                                 16.00
VISUAL IMPRESSIONS                                            42.40
W.W. GRAINGER INC                                          2,948.56
WASTE MANAGEMENT                                           6,537.84
WATTON LAW GROUP                                             100.00
WE ENERGIES                                              142,122.76
WI SCTF                                                   34,795.52
WILLIAM KNECHT                                               156.52
WISCONSIN DEPT OF REVENUE                                    763.06
WISCONSIN LIFT TRUCK                                      34,751.67
WOLTER INVESTMENT CO                                       3,889.60
WOODLAND HILLS                                            11,512.81
                                                      -------------
                                                      $4,509,973.76

Ganton Technologies, Inc.
Case No. 04-67600
AT 3/31/05
RACINE - BANK RECONCILIATION


Bank Balance                          $             -

Actual Outstanding Checks                  158,031.23

Unadjusted GL Balance                      158,031.23
                                      ---------------
Difference                            $             -
                                      ===============

Ganton Technologies, Inc.
Case no. 04-67600
Racine
Outstanding Checks
Case no. 04-67600

   DATE              CHECK        OUTSTANDING
 12/6/2004           40990       $   2,748.00
12/23/2004           41255           8,564.76
  1/4/2005           41299             491.00
 1/17/2005           41439             774.00
  2/8/2005           41740           1,581.73
  3/2/2005           42088             430.88
  3/4/2005           42133           1,500.00
  3/8/2005           42158           1,841.25
 3/10/2005           42200              50.00
 3/15/2005           42245              19.59
 3/17/2005           42285           5,379.36
 3/17/2005           42291           1,324.03
 3/18/2005           42317           2,093.31
 3/22/2005           42331              55.18
 3/22/2005           42335             237.99
 3/22/2005           42341             922.25
 3/22/2005           42342           2,860.00
 3/23/2005           42357              15.02
 3/23/2005           42364             133.35
 3/23/2005           42365           2,077.10
 3/23/2005           42367           2,485.41
 3/24/2005           42370             141.63
 3/24/2005           42371              44.62
 3/24/2005           42372             100.00
 3/24/2005           42374              65.00
 3/24/2005           42377              50.00
 3/24/2005           42379             787.00
 3/24/2005           42383              26.07
 3/24/2005           42387              20.00
 3/24/2005           42388           1,284.48
 3/24/2005           42389          14,034.94
 3/24/2005           42392              89.64
 3/24/2005           42394               8.09
 3/24/2005           42395              25.00
 3/24/2005           42396          10,095.21
 3/24/2005           42397             160.85
 3/24/2005           42399           2,281.58
 3/28/2005           42404           1,125.05
 3/28/2005           42405           1,675.29
 3/28/2005           42406             625.00
 3/28/2005           42407           1,888.92
 3/28/2005           42408             688.47
 3/28/2005           42409              34.50
 3/28/2005           42410             966.96
 3/29/2005           42412           3,576.80
 3/29/2005           42413             684.69
 3/29/2005           42414           2,000.00
 3/29/2005           42415             234.00
 3/29/2005           42416           7,825.51
 3/29/2005           42417           1,143.30
 3/29/2005           42418             920.00
 3/30/2005           42420              23.57
 3/30/2005           42421           1,200.00
 3/30/2005           42422           1,776.91
 3/30/2005           42423           3,217.16
 3/30/2005           42424           2,502.63
 3/30/2005           42425             237.43
 3/30/2005           42427           1,250.00
 3/30/2005           42428           3,001.68
 3/30/2005           42429              52.50
 3/30/2005           42430             187.50
 3/30/2005           42431          13,750.00
 3/30/2005           42432           3,500.00
 3/30/2005           42433             435.79
 3/30/2005           42434             965.30
 3/30/2005           42435              37.50
 3/30/2005           42436              32.25
 3/30/2005           42437               7.76
 3/30/2005           42438              86.20
 3/31/2004           42440              12.21
 3/31/2004           42441              44.62
 3/31/2004           42442             100.00
 3/31/2004           42443              47.82
 3/31/2004           42444              65.00
 3/31/2004           42445          11,884.84
 3/31/2004           42446              65.00
 3/31/2004           42447             270.00
 3/31/2004           42448           1,541.79
 3/31/2004           42449             929.00
 3/31/2004           42450             787.00
 3/31/2004           42451           7,201.85
 3/31/2004           42452           6,156.04
 3/31/2004           42453           6,137.02
 3/31/2004           42454              11.63
 3/31/2004           42455             430.40
 3/31/2004           42456              20.00
 3/31/2004           42457           1,190.00
 3/31/2004           42458              29.91
 3/31/2004           42459              10.55
 3/31/2004           42460              25.00
 3/31/2004           42461              95.88
 3/31/2004           42462              24.68
 3/31/2004           42463             500.00

                                 $ 158,031.23

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: GANTON TECHNOLOGIES, INC.   Capacity: ___      _______   Shareholder
      Case Number:  04-67600                ___      Officer
                                            ___      Director
                                            ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT
INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE
#04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:              Weekly           or            Monthly

                                        _______                        _______

CURRENT BENEFITS PAID:                  Weekly           or            Monthly

     Health Insurance                   _______                        _______

     Life Insurance                     _______                        _______

     Retirement                         _______                        _______

     Company Vehicle                    _______                        _______

     Entertainment                      _______                        _______

     Travel                             _______                        _______

     Other Benefits                     _______                        _______

     Total Benefits                     _______                        _______

CURRENT OTHER BENEFITS PAID:            Weekly           or            Monthly

     Rent Paid                          _______                        _______

     Loans                              _______                        _______

     Other (Describe)                   _______                        _______

     Other (Describe)                   _______                        _______

     Other (Describe)                   _______                        _______

     Total Other Payments               _______                        _______

CURRENT TOTAL OF ALL PAYMENTS:          Weekly           or            Monthly

                                        _______                        $0

Dated:  APRIL 20, 2005           _____________________________________________
                                   PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Ganton Technologies
                                                           Case Number: 04-67600

            Intermet Corporation and Subsidiaries
               Schedule of In-Force Insurance

INSURANCE TYPE                             CARRIER               POLICY PERIOD
--------------------                    --------------         -----------------
Property                                Lloyds                 11/1/04-11/1/05
Boiler/Machine                          Hartford               11/1/04-11/1/05
Cargo                                   Firemans Fund          11/1/04-11/1/05
Truck Cargo                             Firemans Fund          11/1/04-11/1/05

Aviation                                USAIG                  11/1/04-11/1/05

Fiduciary                               St. Paul               11/1/04-11/1/05

Primary D&O                             St. Paul               11/1/04-11/1/05
Excess D&O                              Chubb                  11/1/04-11/1/05
Excess D&O                              Platte River           11/1/04-11/1/05

Crime                                   AIG                    12/1/04-12/1/05

General Liability                       ACE                    12/22/04-12/22/05
Umbrella                                National Union         12/22/04-12/22/05

Workers Comp                            ACE                    12/22/04-6/22/05
Excess Workers Comp                     ACE                    12/22/04-12/22/05

Auto                                    ACE                    12/22/04-12/22/05

Foreign (DIC)                           ACE                    12/22/04-12/22/05

NOTE:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                                    )
INTERMET CORPORATION, ET AL               )        CASE NO: 04-67601
                                          )        Chapter 11
                                          )        Judge: Marci B. McIvor
INTERMET HOLDING COMPANY                  )
                       Debtor             )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]      Operating Statement                      (Form 2)

      [X]      Balance Sheet                            (Form 3)

      [X]      Summary of Operations                    (Form 4)

      [X]      Monthly Cash Statement                   (Form 5)

      [X]      Statement of Compensation                (Form 6)

      [X]      Schedule of In-Force Insurance           (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                               YES [X]    NO [ ]
3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                               YES [X]    NO [ ]
4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                               YES [X]    NO [ ]
5.    All United States Trustee Quarterly fees have been paid and are current
                                               YES [X]    NO [ ]

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                               YES [X]    NO [ ]
I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: APRIL 20, 2005                  /s/ Robert E. Belts
                                       --------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer  (248) 952-2500
                                       -----------------------  --------------
                                       Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 3-31-05
($000'S)

                                                    Case # 04-67601
                                                      Intermet
                                                      Holding Co.
                                          -------------------------------------
                                          Current Month      Total Since Filing
                                          -------------      ------------------
Net Sales                                 $           0      $                0

Cost of Goods Sold
Materials and Freight                                 -                       -
Wages - Hourly                                        -                       -
Wages-Salary                                          -                       -
Employee Benefits and Pension                         -                       -
 Repairs & Maintenance                                -                       -
Supplies                                              -                       -
Utilities                                             -                       -
Purchased Components/Services                         -                       -
Income(loss) from Pattern Sales                       -                       -
 Fixed Asset - (gain/loss)                            -                       -
 MIS Expense                                          -                       -
 Travel & Entertainment                               -                       -
 Other Variable Costs                                 -                       -
 Depreciation & Amortization                          -                       -
 Other Allocated Fixed Costs                          -                       -
 Other Fixed Costs                                    -                       -
                                          -------------      ------------------
Cost of Goods Sold                                    -                       -

Gross Profit                                          -                       -

Plant SG&A Expense                                    -                       -
SG&A Expense - Allocation (Sched 1)                   -                       -
 Other Operating Expenses                             -                       -
                                          -------------      ------------------
 Total Operating Expenses                             -                       -

 Operating Profit                                     -                       -

 Outside Interest Income                              -                       -
 Outside Interest (Expense)                           -                       -
 Intercompany Interest Income                         -                       -
 Intercompany Interest (Expense)                      -                       -
 Charges (From) Affiliates                            -                       -
 Charges To Affiliates                                -                       -
Income/Loss From European Operations                  -                       -
 Other Income/(Expense)                               -                       -
                                          -------------      ------------------
 Total Non-Operating Expenses                         -                       -

 Income Before Income Taxes                           -                       -

 Income Tax Expense                                   -                       -
                                          -------------      ------------------
 Net Income                               $           0      $                0
                                          =============      ==================

*Note: Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries. For March, $398,000 of Intercompany interest was eliminated through foreign operations and therefore not included in this statement.

Current Month              Total Since Filing
  ($398)                        ($2,341)

Intermet Corp. and Subsidiaries
Balance Sheet as of 03-31-05

                                                      Case # 04-67601
                                                      ---------------
                                                         Intermet
                                                        Holding Co.
                                                      ---------------
Cash And Equivalents
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                            0
                                                          -------
   TOTAL CURRENT ASSETS                                         0

Land and Buildings                                              0
 Machinery & Equipment                                          0
 Construction In Progress                                       0
                                                          -------
 Total Fixed Assets                                             0
 Accumulated Depreciation                                       0
                                                          -------
    NET FIXED ASSETS                                            0

 Investment In Subsidiaries                                90,292
Investment In European Operations                               0
 Long-Term Intercompany Receivables                         8,246
 Deferred Taxes, Long-Term Asset
 Other Assets                                                   0
                                                          -------

    TOTAL ASSETS                                          $98,538

                                                          =======

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                          $     0
Wages and Salaries  (See schedule)                              0
Taxes Payable - (See schedule)                                  0
                                                          -------
  TOTAL POST PETITION LIABILITIES                               0

SECURED LIABILITIES:
SECURED BANK DEBT                                               0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                           0
 Accrued Tax - State                                            0
 Accrued Property Taxes                                         0
 Accrued Workers Comp.                                          0
 Accrued Payroll                                                0
Accrued Payroll Taxes                                           0
                                                          -------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                      0

UNSECURED LIABILITIES
Accounts Payable                                                0
Senior  & IDR Bonds                                             0
                                                          -------
TOTAL UNSECURED LIABILITIES                                     0

OTHER LIABILITIES
Accrued Liabilities                                             0
Short-Term Intercompany Payables                                0
Capital Leases                                                  0
 Retirement Benefits                                            0
 Deferred Taxes - Long-Term Liability                           0
 Other Long-Term Liabilities                                    0
 Long-Term Intercompany Payables                          148,039
 Minority Interest                                              0
                                                          -------
 TOTAL LIABILITIES                                        148,039

 Common Stock                                                   1
 Capital In Excess Of Par Value                                 1
Retained Earnings - Prepetition                           (18,705)
Retained Earnings - Post Petition                          (2,341)
Equity In European Operations
 Accumulated Translation Adjustment                       (28,457)
 Minimum Pension Liability Adjustment                           0
 Unearned Restricted Stock                                      0
                                                          -------
TOTAL SHAREHOLDER EQUITY                                  (49,501)
                                                          -------

 TOTAL LIABILITIES AND EQUITY                             $98,538
                                                          =======

Note: Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries.

PERIOD ENDED: 03-31-05       INTERMET HOLDING COMPANY            CASE #04-67601

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                             Balance                                             Balance
                                              as of          Accrued /        Payments /          as of
                                            2/28/2005         Withheld         Deposits         3/31/2005
                                            ---------        ---------        ----------        ---------
Income tax withheld: Federal                $       0        $       0        $        0        $       0
Income tax withheld: State                  $       0        $       0        $        0        $       0
Income tax withheld: Local                  $       0        $       0        $        0        $       0
FICA Withheld                               $       0        $       0        $        0        $       0
Employers FICA                              $       0        $       0        $        0        $       0
Unemployment Tax: Federal                   $       0        $       0        $        0        $       0
Unemployment Tax: State                     $       0        $       0        $        0        $       0
All Other Payroll W/H                       $       0        $       0        $        0        $       0
                                            $       0        $       0        $        0        $       0
State Taxes: Inc./Sales/Use/Excise          $       0        $       0        $        0        $       0
Property Taxes                              $       0        $       0        $        0        $       0
                                            $       0
Workers Compensation                                0                0                 0                0
                                            ---------        ---------        ----------        ---------

Total                                       $       0        $       0        $        0        $       0

Wages and Salaries                                  0                0                 0                0
                                            ---------        ---------        ----------        ---------

Grand Total                                 $       0        $       0        $        0        $       0
                                            =========        =========        ==========        =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      0-30 Days    30-60 Days    Over 60 Days
Accounts Payable                     $0           $0             $0
Accounts Receivable                  $0           $0             $0

                             MONTHLY CASH STATEMENT

                          Period Ending: MARCH 31, 2005

                                                        INTERMET HOLDING COMPANY
                                                        Case Number: 04-67601

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                  General     Payroll      Tax      Cash Coll.     Petty Cash
                                   Acct.       Acct.      Acct.        Acct.          Acct.
A. Beginning Balance               _____       _____      _____       _____           _____

B. Receipts                        _____       _____      _____       _____           _____
   (Attach separate schedule)

C. Balance Available               _____       _____      _____       _____           _____
   (A+B)

D. Less Disbursements              _____       _____      _____       _____           _____
   (Attach separate schedule)

E. Ending Balance                               N/A - COMPANY HAS NO BANK ACCOUNTS
   (C-D)

        (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS
                               FROM EACH ACCOUNT)

General Account:
         1.       Depository Name & Location     _______________________

         2.       Account Number                 _______________________

Payroll Account:
         1.       Depository Name & Location     _______________________

         2.       Account Number                 _______________________

Tax Account:
         1.       Depository Name & Location     _______________________

         2.       Account Number                 _______________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

________________________________________________________________________

________________________________________________________________________

Date: APRIL 20, 2005                             _______________________
                                                 Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  INTERMET HOLDING COMPANY   Capacity:    ___      Shareholder
       Case Number:  04-67601                  ___      Officer
                                               ___      Director
                                               ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly     or     Monthly
                                            _______           _______

CURRENT BENEFITS PAID:                      WEEKLY     or     MONTHLY

                  Health Insurance          _______           _______

                  Life Insurance            _______           _______

                  Retirement                _______           _______

                  Company Vehicle           _______           _______

                  Entertainment             _______           _______

                  Travel                    _______           _______

                  Other Benefits            _______           _______

                  Total Benefits            _______           _______

CURRENT OTHER BENEFITS PAID:                Weekly     or     Monthly

                  Rent Paid                 _______           _______

                  Loans                     _______           _______

                  Other (Describe)          _______           _______

                  Other (Describe)          _______           _______

                  Other (Describe)          _______           _______

                  Total Other Payments      _______           _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly     or     Monthly

                                            _______           $     0

Dated: APRIL 20, 2005           __________________________________________
                                     PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                        Intermet Holding Company
                                                           Case Number: 04-67601

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE               CARRIER           POLICY PERIOD
  --------------            --------------      -----------------
Property                    Lloyds              11/1/04-11/1/05
Boiler/Machine              Hartford            11/1/04-11/1/05
Cargo                       Fireman's Fund      11/1/04-11/1/05
Truck Cargo                 Fireman's Fund      11/1/04-11/1/05

Aviation                    USAIG               11/1/04-11/1/05

Fiduciary                   St. Paul            11/1/04-11/1/05

Primary D&O                 St. Paul            11/1/04-11/1/05
Excess D&O                  Chubb               11/1/04-11/1/05
Excess D&O                  Platte River        11/1/04-11/1/05

Crime                       AIG                 12/1/04-12/1/05

General Liability           ACE                 12/22/04-12/22/05
Umbrella                    National Union      12/22/04-12/22/05

Workers' Comp               ACE                 12/22/04-6/22/05
Excess Workers' Comp        ACE                 12/22/04-12/22/05

Auto                        ACE                 12/22/04-12/22/05

Foreign (DIC)               ACE                 12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                                  )
INTERMET CORPORATION, ET AL             )      CASE NO: 04-67604
                                        )      Chapter 11
                                        )      Judge: Marci B. McIvor
INTERMET ILLINOIS, INC.                 )
                         Debtor         )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]      Operating Statement                 (Form 2)

     [X]      Balance Sheet                       (Form 3)

     [X]      Summary of Operations               (Form 4)

     [X]      Monthly Cash Statement              (Form 5)

     [X]      Statement of Compensation           (Form 6)

     [X]      Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                         YES [X]   NO [ ]
3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                         YES [X]   NO [ ]
4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                         YES [X]   NO [ ]
5.    All United States Trustee Quarterly fees have been paid and are current

                                                         YES [X]   NO [ ]

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                         YES [X]   NO [ ]
I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: APRIL 20, 2005                  /s/ Robert E. Belts
                                       ----------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer    (248) 952-2500
                                       -----------------------    --------------
                                       Title                      Phone

Internate Corp. and Subsidiaries
Operating Statement
For the Month Ended 3-31-05
($000'S)

                                                          CASE # 04-67604
                                                            INTERMET
                                                            ILLINOIS
                                              ---------------------------------------
                                              Current Month        Total Since Filing
                                              -------------        ------------------
 Net Sales                                    $           0        $                0

Cost of Goods Sold
Materials and Freight                                     -                         -
Wages - Hourly                                            -                         -
Wages-Salary                                              -                         -
Employee Benefits and Pension                             -                         -
 Repairs & Maintenance                                    -                         -
Supplies                                                  -                         -
Utilities                                                 -                         -
Purchased Components/Services                             -                         -
Income(loss) from Pattern Sales                           -                         -
 Fixed Asset - (gain/loss)                                -                         -
 MIS Expense                                              -                         -
 Travel & Entertainment                                   -                         -
 Other Variable Costs                                     -                         -
 Depreciation & Amortization                              -                         -
 Other Allocated Fixed Costs                              -                         -
 Other Fixed Costs                                        -                         -
                                              -------------        ------------------
Cost of Goods Sold                                        -                         -

Gross Profit                                              -                         -

Plant SG&A Expense                                        -                         -
SG&A Expense - Allocation (Sched 1)                       -                         -
 Other Operating Expenses                                 -                         -
                                              -------------        ------------------
 Total Operating Expenses                                 -                         -

 Operating Profit                                         -                         -

 Outside Interest Income                                  -                         -
 Outside Interest (Expense)                               -                         -
 Intercompany Interest Income                             -                         -
 Intercompany Interest (Expense)                          -                         -
 Charges (From) Affiliates                                -                         -
 Charges To Affiliates                                    -                         -
Income/Loss From European Operations                      -                         -
 Other Income/(Expense)                                   -                         -
                                              -------------        ------------------
 Total Non-Operating Expenses                             -                         -

 Income Before Income Taxes                               -                         -

 Income Tax Expense                                       -                         -
                                              -------------        ------------------
 Net Income                                   $           0        $                0
                                              =============        ==================

INTERNATE Corp. and Subsidiaries
Balance Sheet as of 03-31-05

                                                                CASE # 04-67604
                                                                ---------------
                                                                   INTERMET
                                                                   ILLINOIS
                                                                ---------------
Cash And Equivalents
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                                      0
                                                                   --------
   TOTAL CURRENT ASSETS                                                   0

Land and Buildings                                                        0
 Machinery & Equipment                                                  163
 Construction In Progress                                              (163)
                                                                   --------
 Total Fixed Assets                                                       0
 Accumulated Depreciation                                                 0
                                                                   --------
    NET FIXED ASSETS                                                      0

 Investment In Subsidiaries                                               0
Investment In European Operations                                         0
 Long-Term Intercompany Receivables                                       0
 Deferred Taxes, Long-Term Asset
 Other Assets                                                             0
                                                                   --------

    TOTAL ASSETS                                                   $      0
                                                                   ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable
Wages and Salaries  (See schedule)
Taxes Payable - (See schedule)
                                                                   --------
  TOTAL POST PETITION LIABILITIES                                         0

SECURED LIABILITIES:
SECURED BANK DEBT                                                         0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                                     0
 Accrued Tax - State                                                      0
 Accrued Property Taxes                                                   0
 Accrued Workers Comp.                                                    0
 Accrued Payroll                                                          0
Accrued Payroll Taxes                                                     0
                                                                   --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                0

UNSECURED LIABILITIES
Accounts Payable                                                          0
Senior  & IDR Bonds                                                       0
                                                                   --------
TOTAL UNSECURED LIABILITIES                                               0

OTHER LIABILITIES
Accrued Liabilities                                                       0
Short-Term Intercompany Payables                                          0
Capital Leases                                                            0
 Retirement Benefits
 Deferred Taxes - Long-Term Liability
 Other Long-Term Liabilities
 Long-Term Intercompany Payables                                        100
 Minority Interest
                                                                   --------
 TOTAL LIABILITIES                                                      100

 Common Stock                                                             0
 Capital In Excess Of Par Value                                           0
Retained Earnings - Prepetition                                        (100)
Retained Earnings - Post Petition                                         0
Equity In European Operations
 Accumulated Translation Adjustment                                       0
 Minimum Pension Liability Adjustment
 Unearned Restricted Stock
                                                                   --------
TOTAL SHAREHOLDER EQUITY                                               (100)
                                                                   --------

 TOTAL LIABILITIES AND EQUITY                                      $      0
                                                                   ========

PERIOD ENDED: 03-31-05              INTERMET ILLINOIS             CASE #04-67604

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                    Balance
                                         as of       Accrued /     Payments /       as of
                                       2/28/2005     Withheld       Deposits      3/31/2005
                                       ---------     ---------     ----------     ---------
Income tax withheld: Federal           $       0     $       0     $        0     $       0
Income tax withheld: State             $       0     $       0     $        0     $       0
Income tax withheld: Local             $       0     $       0     $        0     $       0
FICA Withheld                          $       0     $       0     $        0     $       0
Employers FICA                         $       0     $       0     $        0     $       0
Unemployment Tax: Federal              $       0     $       0     $        0     $       0
Unemployment Tax: State                $       0     $       0     $        0     $       0
All Other Payroll W/H                  $       0     $       0     $        0     $       0
                                       $       0     $       0     $        0     $       0
State Taxes: Inc./Sales/Use/Excise     $       0     $       0     $        0     $       0
Property Taxes                         $       0     $       0     $        0     $       0
                                       $       0
Workers Compensation                           0             0              0             0
                                       ---------     ---------     ----------     ---------
Total                                  $       0     $       0     $        0     $       0

Wages and Salaries                             0             0              0             0
                                       ---------     ---------     ----------     ---------

Grand Total                            $       0     $       0     $        0     $       0
                                       =========     =========     ==========     =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)           0-30 Days     30-60 Days     Over 60 Days
Accounts Payable                          $0            $0               $0
Accounts Receivable                       $0            $0               $0

                             MONTHLY CASH STATEMENT

                          Period Ending: MARCH 31, 2005

                                                         INTERMET ILLINOIS, INC.
                                                         Case Number: 04-67604

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                      General    Payroll     Tax      Cash Coll.    Petty Cash
                                       Acct.      Acct.      Acct.      Acct.          Acct.
A.  Beginning Balance                  _____      _____      _____      _____          _____

B.  Receipts                           _____      _____      _____      _____          _____
    (Attach separate schedule)

C.  Balance Available                  _____      _____      _____      _____          _____
    (A+B)

D.  Less Disbursements                 _____      _____      _____      _____          _____
    (Attach separate schedule)

E.  Ending Balance                               N/A - COMPANY HAS NO BANK ACCOUNT
          (C-D)

              (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK
                         STATEMENTS FROM EACH ACCOUNT)


General Account:
           1.        Depository Name & Location     ______________________

           2.        Account Number                 ______________________

Payroll Account:
           1.        Depository Name & Location     ______________________

           2.        Account Number                 ______________________

Tax Account:
           1.        Depository Name & Location     ______________________

           2.        Account Number                 ______________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

__________________________________________________________________________

__________________________________________________________________________

Date:  APRIL 20, 2005                               ______________________
                                                    Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   INTERMET ILLINOIS, INC.         Capacity:    ___       Shareholder
        Case Number:  04-67604                       ___       Officer
                                                     ___       Director
                                                     ___       Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                    Weekly     or     Monthly

                                              _______           _______

CURRENT BENEFITS PAID:                        Weekly     or     Monthly

                     Health Insurance         _______           _______

                     Life Insurance           _______           _______

                     Retirement               _______           _______

                     Company Vehicle          _______           _______

                     Entertainment            _______           _______

                     Travel                   _______           _______

                     Other Benefits           _______           _______

                     Total Benefits           _______           _______

CURRENT OTHER BENEFITS PAID:                  Weekly     or     Monthly

                     Rent Paid                _______           _______

                     Loans                    _______           _______

                     Other (Describe)         _______           _______

                     Other (Describe)         _______           _______

                     Other (Describe)         _______           _______

                     Total Other Payments     _______           _______

CURRENT TOTAL OF ALL PAYMENTS:                Weekly     or     Monthly

                                              _______           $     0

Dated: APRIL 20, 2005           ___________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Intermet Illinois, Inc.
                                                           Case Number: 04-67604

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE            CARRIER           POLICY PERIOD
  --------------            -------           -------------
Property                 Lloyds             11/1/04-11/1/05
Boiler/Machine           Hartford           11/1/04-11/1/05
Cargo                    Fireman's Fund     11/1/04-11/1/05
Truck Cargo              Fireman's Fund     11/1/04-11/1/05

Aviation                 USAIG              11/1/04-11/1/05

Fiduciary                St. Paul           11/1/04-11/1/05

Primary D&O              St. Paul           11/1/04-11/1/05
Excess D&O               Chubb              11/1/04-11/1/05
Excess D&O               Platte River       11/1/04-11/1/05

Crime                    AIG                12/1/04-12/1/05

General Liability        ACE                12/22/04-12/22/05
Umbrella                 National Union     12/22/04-12/22/05

Workers' Comp            ACE                12/22/04-6/22/05
Excess Workers' Comp     ACE                12/22/04-12/22/05

Auto                     ACE                12/22/04-12/22/05

Foreign (DIC)            ACE                12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                                    )
INTERMET CORPORATION, ET AL               )    CASE NO: 04-67607
                                          )    Chapter 11
                                          )    Judge: Marci B. McIvor
INTERMET INTERNATIONAL, INC.              )
                            Debtor        )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]    Operating Statement                (Form 2)

     [X]    Balance Sheet                      (Form 3)

     [X]    Summary of Operations              (Form 4)

     [X]    Monthly Cash Statement             (Form 5)

     [X]    Statement of Compensation          (Form 6)

     [X]    Schedule of In-Force Insurance     (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                     YES [X]   NO [ ]
3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                     YES [X]   NO [ ]
4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                     YES [X]   NO [ ]
5.    All United States Trustee Quarterly fees have been paid and are current
                                                     YES [X]   NO [ ]

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                     YES [X]   NO [ ]
I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:  APRIL 20, 2005                 /s/ Robert E. Belts
                                       ----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer  (248) 952-2500
                                       -----------------------  --------------
                                          Title                 Phone

                             MONTHLY CASH STATEMENT

                          Period Ending: MARCH 31, 2005

                                                    INTERMET INTERNATIONAL, INC.
                                                    Case Number: 04-67607

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                   General    Payroll      Tax      Cash Coll.    Petty Cash
                                    Acct.      Acct.       Acct.      Acct.          Acct.
A.  Beginning Balance               _____      _____      _____       _____          _____

B.  Receipts                        _____      _____      _____       _____          _____
    (Attach separate schedule)

C.  Balance Available               _____      _____      _____       _____          _____
    (A+B)

D.  Less Disbursements              _____      _____      _____       _____          _____
    (Attach separate schedule)

E.  Ending Balance                   ALL ACTIVITY FOR INTERMET INTERNATIONAL, INC. IS
         (C-D)                       REPORTED IN THE  CONSOLIDATED COLUMBUS FOUNDRY
                                              OPERATING REPORT (CASE #04-67609).

         (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS
                               FROM EACH ACCOUNT)

General Account:
           1.        Depository Name & Location    _________________________

           2.        Account Number                _________________________

Payroll Account:
           1.        Depository Name & Location    _________________________

           2.        Account Number                _________________________

Tax Account:
           1.        Depository Name & Location    _________________________

           2.        Account Number                _________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

____________________________________________________________________________

____________________________________________________________________________

Date:  APRIL 20, 2005                              _________________________
                                                   Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   INTERMET INTERNATIONAL, INC.      Capacity:    ___       Shareholder
        Case Number:  04-67607                         ___       Officer
                                                       ___       Director
                                                       ___       Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                    Weekly    or     Monthly

                                              _______          _______

CURRENT BENEFITS PAID:                        Weekly    or     Monthly

                     Health Insurance         _______          _______

                     Life Insurance           _______          _______

                     Retirement               _______          _______

                     Company Vehicle          _______          _______

                     Entertainment            _______          _______

                     Travel                   _______          _______

                     Other Benefits           _______          _______

                     Total Benefits           _______          _______

CURRENT OTHER BENEFITS PAID:                  Weekly    or     Monthly

                     Rent Paid                _______          _______

                     Loans                    _______          _______

                     Other (Describe)         _______          _______

                     Other (Describe)         _______          _______

                     Other (Describe)         _______          _______

                     Total Other Payments     _______          _______

CURRENT TOTAL OF ALL PAYMENTS:                Weekly    or     Monthly

                                              _______          $     0

Dated: APRIL 20, 2005             ________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                    Intermet International, Inc.
                                                           Case Number: 04-67607

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE              CARRIER            POLICY PERIOD
  --------------              -------            -------------
Property                   Lloyds               11/1/04-11/1/05
Boiler/Machine             Hartford             11/1/04-11/1/05
Cargo                      Fireman's Fund       11/1/04-11/1/05
Truck Cargo                Fireman's Fund       11/1/04-11/1/05

Aviation                   USAIG                11/1/04-11/1/05

Fiduciary                  St. Paul             11/1/04-11/1/05

Primary D&O                St. Paul             11/1/04-11/1/05
Excess D&O                 Chubb                11/1/04-11/1/05
Excess D&O                 Platte River         11/1/04-11/1/05

Crime                      AIG                  12/1/04-12/1/05

General Liability          ACE                  12/22/04-12/22/05
Umbrella                   National Union       12/22/04-12/22/05

Workers' Comp              ACE                  12/22/04-6/22/05
Excess Workers' Comp       ACE                  12/22/04-12/22/05

Auto                       ACE                  12/22/04-12/22/05

Foreign (DIC)              ACE                  12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                                  )
INTERMET CORPORATION, ET AL             )                  CASE NO: 04-67598
                                        )                  Chapter 11
                                        )                  Judge: Marci B.McIvor
INTERMET U.S. HOLDING, INC.             )
                       Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

    [X]         Operating Statement                                     (Form 2)

    [X]         Balance Sheet                                           (Form 3)

    [X]         Summary of Operations                                   (Form 4)

    [X]         Monthly Cash Statement                                  (Form 5)

    [X]         Statement of Compensation                               (Form 6)

    [X]         Schedule of In-Force Insurance                          (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                            YES [X]                  NO[]
3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                            YES [X]                  NO[]
4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                            YES [X]                  NO[]
5.    All United States Trustee Quarterly fees have been paid and are current

                                            YES [X]                  NO[]
6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                            YES [X]                  NO[]
I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:  APRIL 20, 2005                 /s/ Robert E. Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer   (248) 952-2500
                                       -----------------------    --------------
                                       Title                      Phone

Intermet Corp and Subsidiaries
Operating Statement
For the Month Ended 3-13-05
(000's)

                                                 CASE #04-67598
                                                 INTERMET U.S.
                                                     HOLDING
                                      ----------------------------------
                                      Current Month   Total Since Filing
                                      -------------   ------------------
 Net Sales                               $  5,780          $ 36,784

Cost of Goods Sold

Materials and Freight                       1,795            12,597
Wages - Hourly                                647             5,360
Wages-Salary                                  371             2,318
Employee Benefits and Pension                 493             2,843
 Repairs & Maintenance                        303             1,979
Supplies                                      449             2,751
Utilities                                     577             3,437
Purchased Components/Services                 184             1,708
Income(loss) from Pattern Sales                (7)              754
 Fixed Asset - (gain/loss)                    192               587
 MIS Expense                                   42               319
 Travel & Entertainment                        15                35
 Other Variable Costs                         158               976
 Depreciation & Amortization                  492             3,318
 Other Allocated Fixed Costs                    -                 1
 Other Fixed Costs                            211             1,088
                                         --------          --------
Cost of Goods Sold                          5,922            40,071

Gross Profit                                 (142)           (3,287)

Plant SG&A Expense                             (1)                -
SG&A Expense - Allocation (Sched 1)           261             1,501
 Other Operating Expenses                      14               459
                                         --------          --------
 Total Operating Expenses                     274             1,960

 Operating Profit                            (416)           (5,247)

 Outside Interest Income                        -                 -
 Outside Interest (Expense)                     -                 -
 Intercompany Interest Income                   -                 -
 Intercompany Interest (Expense)             (137)             (610)
 Charges (From) Affiliates                      -                 -
 Charges To Affiliates                          -                 -
Income/Loss From European Operations            -                 -
 Other Income/(Expense)                         1                16
                                         --------          --------
 Total Non-Operating Expenses                (136)             (594)

 Income Before Income Taxes                  (552)           (5,841)

 Income Tax Expense                             1                (1)

                                         --------          --------
 Net Income                              ($   553)         ($ 5,840)
                                         ========          ========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   March
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                               March
                                              -------
Officer Compensation                          $   189
Salary Expense other Employees                    919
Employee Benefits and Pension                     105
Payroll Taxes                                      60
Other Taxes                                         0
Rent and Lease Expense                            216
Interest Expense
Insurance                                          62
Automobile and Truck Expense                       11
Utilities(Gas Electric,Phone)                      68
Depreciation                                       87
Travel and Entertainment                           80
Repairs and Maintenance                            51
Advertising/Promotion                               0
Supplies, Office Expense                           32

OTHER:

Contributions                                       0
Professional Fees - Audit/Tax                     350
Bank Fees                                          15
Public Reporting Fees                              16
Employee Relocation/Training                        2
Data Processing                                    29
Dues and Subscriptions                             36
Outside Services                                  172
Project Development Costs net of Billings          73
Director Fees                                      25
Miscellaneous                                       4
Legal Fees                                          1
Cost Allocation - Europe                          (78)
Cost Allocation - Out                            (273)
                                              -------
                                              $ 2,250

                                              =======
Allocation:
Wagner Castings                                   191
Northern Castings                                  51
Ironton Iron                                        0
Lynchburg Foundry                                 193
Columbus Foundry                                  313
Wagner Havana                                       0
Intermet U.S. Holdings                            261
Cast-Matic Corp.                                   82
Diversified Diemakers                             257
Ganton Technologies                               168
Tool Products                                     137
Corporate                                         597
                                              -------
Total                                         $ 2,250
                                              =======

INTERMET Corp. and Subsidlaries
Balance Sheet as of 03-31-05

                                             CASE #04-67598
                                             --------------
                                             INTERMET U.S.
                                               HOLDING
                                             -------------
Cash And Equivalents                           $      1
Accounts Receivable                               7,116
Short-Term Intercompany Receivables                 111
Inventories                                       6,787
Other Current Assets                                (35)
                                               --------
   TOTAL CURRENT ASSETS                          13,980

Land and Buildings                               30,171
 Machinery & Equipment                           62,699
 Construction In Progress                             0
                                               --------
 Total Fixed Assets                              92,870
 Accumulated Depreciation                       (51,462)
                                               --------
    NET FIXED ASSETS                             41,408

 Investment In Subsidiaries                           0
Investment In European Operations                     0
 Long-Term Intercompany Receivables                   0
 Deferred Taxes, Long-Term Asset                      0
 Other Assets                                     1,292
                                               --------
    TOTAL ASSETS                               $ 56,680
                                               ========

Liabilities and Shareholder Equity

POST PETITION LIABILITIES

Accounts Payable                               ($   359)
Wages and Salaries  (See schedule)                  532
Taxes Payable - (See schedule)                      603
                                               --------
  TOTAL POST PETITION LIABILITIES                   776

SECURED LIABILITIES:

SECURED BANK DEBT                                     0

PRE-PETITION LIABILITIES:

Taxes and Other Priority Liabilities:

 Accrued Income Taxes                                 0
 Accrued Tax - State                                  0
 Accrued Property Taxes                             (38)
 Accrued Workers Comp                               490
 Accrued Payroll                                      0
Accrued Payroll Taxes                                 0
                                               --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES          452

UNSECURED LIABILITIES

Accounts Payable                                  7,870
Senior  & IDR Bonds                                   0
                                               --------
TOTAL UNSECURED LIABILITIES                       7,870

OTHER LIABILITIES

Accrued Liabilities                               1,952
Short-Term Intercompany Payables                     23
Capital Leases                                        0
 Retirement Benefits                                  0
 Deferred Taxes - Long-Term Liability                 0
 Other Long-Term Liabilities                          0
 Long-Term Intercompany Payables                 21,361
 Minority Interest                                    0
                                               --------
 TOTAL LIABILITIES                               32,434

 Common Stock                                         5
 Capital In Excess Of Par Value                  54,495
Retained Earnings - Prepetition                 (24,414)
Retained Earnings - Post Petition                (5,840)
Equity In European Operations                         0
 Accumulated Translation Adjustment                   0
 Minimum Pension Liability Adjustment                 0
 Unearned Restricted Stock                            0
                                               --------
TOTAL SHAREHOLDER EQUITY                         24,246
                                               --------

 Total Liabilities And Equity                  $ 56,680
                                               ========

PERIOD ENDED: 03-31-05 INTERMET U.S. HOLDING (COLUMBUS MACHINING) CASE #04-67598

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                     Balance
                                        as of          Accrued /     Payments /     as of
                                       2/28/2005       Withheld      Deposits      3/31/2005
                                       ---------       --------      ---------     ---------
Income tax withheld: Federal           $   1,177      ($ 12,691)     $  13,174     $   1,661
Income tax withheld: State                (1,359)        (4,779)         5,153          (985)
Income tax withheld: Local                     0              0              0             0
FICA Withheld                              5,300         (7,080)         7,759         5,978
Employers FICA                           (12,355)         3,639          7,759          (957)
Unemployment Tax: Federal                 (2,564)           654            177        (1,733)
Unemployment Tax: State                  (28,074)        (1,298)           888       (28,484)
All Other Payroll W/H                     (1,318)             0          1,318             0

State Taxes: Inc./Sales/Use/Excise           334           (668)             0          (334)
Property Taxes                           (90,888)       (17,415)             0      (108,303)

Workers Compensation                       6,328        (20,894)        20,352         5,785
                                       ---------      ---------      ---------     ---------
Total                                  ($123,419)     ($ 60,532)     $  56,580     ($127,372)

Wages and Salaries                         6,611        (77,210)        94,013        23,415

                                       ---------      ---------      ---------     ---------
Grand Total                            ($116,808)     ($137,742)     $ 150,593     ($103,957)
                                       =========      =========      =========     =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total       0-30 Days   30-60 Days  Over 60 Days
Accounts Payable                 $ 20,868     $      0     $ 20,868     $      0
Accounts Receivable              $197,750     $196,750     $  1,000     $      0

 PERIOD ENDED: 03-31-05 INTERMET U.S. HOLDING CORP. (NEW RIVER) CASE #04-67598

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                         Balance                                          Balance
                                         as of           Accrued /        Payments /      as of
                                        02-28-05          Withheld        Deposits        3/31/2005
                                        ----------       ----------      -----------      ----------
Income tax withheld: Federal            $        0      ($  107,410)     $   123,438      $   16,028
Income tax withheld: State                       0          (40,098)          46,318           6,220
Income tax withheld: Local                       0                0                0               0
FICA Withheld                                    0          (67,928)          78,543          10,615
Employers FICA                             (14,786)         (72,249)          78,543          (8,492)
Unemployment Tax: Federal                  (53,376)          (6,369)               0         (59,745)
Unemployment Tax: State                   (132,764)         (29,249)               0        (162,013)
All Other Payroll W/H                       73,167         (138,203)          43,205         (21,831)

State Taxes: Inc./Sales/Use/Excise         (15,000)          (9,203)           9,203         (15,000)
Property Taxes                             (70,000)         (30,000)               0        (100,000)

Workers Compensation                       (86,537)         (55,596)               0        (142,133)
                                        ----------       ----------      -----------      ----------

Total                                  ($  299,296)     ($  556,305)     $   379,250     ($  476,351)

Wages and Salaries                        (627,714)        (825,151)         897,590        (555,275)
                                        ----------       ----------      -----------      ----------

Grand Total                            ($  927,011)     ($1,381,456)     $ 1,276,840     ($1,031,627)
                                        ==========       ==========      ===========      ==========


                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                Total         0-30 Days        30-60 Days     Over 60 Days
Accounts Payable                       ($   379,625)    ($   379,625)     $         0     $         0
Accounts Receivable                     $ 6,974,715      $ 5,366,615      $   333,513     $ 1,274,587

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
Month Ended 3/31/2005

                                               MONTHLY CASH STATEMENT
                                                   CASE # 04-67598
                                     INTERMET U.S. HOLDING (COLUMBUS MACHINING)
---------------------------------------------------------------------------------------------------------------------
             Account Type    Lockbox 77420     Deposit             AP         PR (Hourly)   PR (Hourly)   PR (Salary)
              Account #        1477713       5401086409        2770716450     2770716443      505156      2770716633
                BANK          Bank One        Stan. Fed.        Stan.Fed.     Stan. Fed.     Bank One      Stan. Fed.
BEGINNING BANK BALANCE               -               -                 -             -             -             -
RECEIPTS                       234,057         227,384                 -             -             -             -
TRANSFERS IN (CORPORATE)             -               -           280,395        21,212        63,982        43,776
DIP INFLOW                           -               -                 -             -             -             -
DISBURSEMENTS                        -               -          (280,395)      (21,212)      (63,982)      (43,776)
TRANSFERS OUT (CORPORATE)     (234,057)       (227,384)                -             -             -             -
DIP REPAYMENT                        -               -                 -             -             -             -
                             ---------       ---------         ---------      --------      --------      --------
ENDING BANK BALANCE                  -               -                 -             -             -             -

DISBURSEMENTS PAID FOR BY CORPORATE                                33,884
CHECKS ISSUED                                                     232,558
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)             83,856
                                                                ---------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)    $ 350,298
                                                                =========
OUTSTANDING CHECKS AS OF FEBRUARY 28                               70,966
VOIDED CHECKS OUTSTANDING AS OF FEBRUARY 28                             -
CHECKS ISSUED IN MARCH                                            232,558
CHECK CLEARED IN MARCH                                           (280,395)
                                                                ---------
OUTSTANDING CHECKS AS OF MARCH 31 (SEE OUTSTANDING CHECKLIST)   $  23,130
                                                                =========

INTERMET U.S. HOLDING, INC. (COLUMBUS MACHINING)              CASE NO. 04-67598
CASH DISBURSEMENTS
MARCH 2005


                      VENDOR                         TOTAL DISBURSEMENTS
-------------------------------------------------    -------------------
ADP                                                     $    2,230.35
ADVANCE DESIGN                                                 352.80
ADVANCE TECHNOLOGIES SE                                        421.00
AETNA US HEALTHCARE                                            705.25
AFLAC                                                        1,466.04
ALL WORLD MACHINE                                              297.85
AMA LABELING                                                   108.08
AMERICAN PRECISION TOOL                                     13,155.11
ARTHUR WEEMS                                                 2,000.00
ATMOS ENERGY                                                    13.77
BELLSOUTH                                                      235.98
BERNEY OFFICE SOLUTIONS                                      1,017.50
BRENT INDUSTRIES                                               324.04
CINTAS CORPORATION                                             176.88
COLUMBUS WATER WORKS                                           200.60
COMPRESSED AIR PRODUCTS                                      1,794.12
CONWAY SOUTHERN                                              4,072.55
DEXTER FASTENER TECH.,                                      29,726.40
DOWDEL GAS, INC                                                840.08
FUTURE LEASING                                                 272.74
G&K SERVICES                                                 1,646.57
GE CAPITAL (GA)                                              1,451.54
GEORGIA CHILD SUPPORT                                          360.00
GEORGIA POWER COMPANY                                       31,093.74
GLOBAL EXCHANGE SERVICE                                        120.00
HAGEMEYER NORTH AMERICA                                      4,304.37
IMPECCABLE MACHINING                                        47,277.30
ITC DELTACOM                                                 2,354.29
JOHN MAROTTA                                                 1,500.00
KGK INTERNATIONAL                                               93.00
LAGRANGE FASTENERS & SU                                      5,492.05
LINA                                                            30.00
MANPOWER CANADA                                                578.59
MATTHEW ALVERSON                                             3,700.00
NEC                                                          1,039.99
PREFERRED SOURCING                                           5,173.75
PROVIDENT LIFE AND ACCI                                        208.00
RIVER MILL RECORDS MGMT                                      1,270.86
SOUTHERN STATES TOYOTAL                                      3,210.00
SOUTHLAND CHEMICAL & SU                                        833.45
SPHERION CORPORATION                                        14,544.98
SPINDLE PARTS AND SERVICE                                    6,645.95
THE OVERBY COMPANY                                             638.79
TRANSMAN                                                    33,884.00
VERIZON WIRELESS COLUMB                                      2,662.44
VOICE LINK                                                     130.00
WASTE MANAGEMENT                                               470.61
YUSA CORPORATION                                            36,316.80
CMI PAYROLL DISBURSED (INCLUDES CORP DISBURSEMENTS)         83,855.59
                                                        -------------
                                                        $  350,297.80

INTERMET U.S. HOLDING, INC.
CASE NO. 04-67598
AT 3/31/05

COLUMBUS MACHINING - BANK RECONCILIATION

Bank Balance                                            $               -

Actual Outstanding Checks                                       23,129.95

Unadjusted GL Balance                                           23,129.95
                                                        -----------------
                                                        $               -
                                                        =================

INTERMET U.S. HOLDING, INC.
OUTSTANDING CHECKS
CASE NO. 04-67598

DATE          CHECK      OUTSTANDING
3/24/2005     78628     $    2,354.29
3/24/2005     78632          4,072.55
3/31/2005     78637            153.71
3/31/2005     78638          1,226.59
3/31/2005     78639            643.37
3/31/2005     78640            421.00
3/31/2005     78642         13,089.22
3/31/2005     78644            406.00
3/31/2005     78645            700.00
3/31/2005     78646             63.22

                        $   23,129.95

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 3/31/2005

                             MONTHLY CASH STATEMENT
                                CASE # 04-67598

                       INTERMET U.S. HOLDINGS (NEW RIVER)

                              ACCOUNT TYPE                    Lockbox 771170     Deposit         AP        PR (Hourly)   PR(Salary)
                               ACCOUNT #                          291513        5401086417    2770716476    2770716468   2770716641
                                  BANK                           Bank One       Stan. Fed.    Stan. Fed.    Stan. Fed.    Stan.Fed.
BEGINNING BANK BALANCE                                                   -              -             -            -              -
RECEIPTS                                                         3,505,499      2,492,412             -            -              -
TRANSFERS IN (CORPORATE)                                                 -              -     1,854,776      686,259        304,311
DIP INFLOW                                                               -              -             -            -              -
DISBURSEMENTS                                                            -              -    (1,854,776)    (686,259)      (304,311)
TRANSFERS OUT (CORPORATE)                                       (3,505,499)    (2,492,412)            -            -              -
DIP REPAYMENT                                                            -              -             -            -              -
                                                              ------------     ----------   -----------      -------        -------
ENDING BANK BALANCE                                                      -              -             -            -              -

DISBURSEMENTS PAID FOR BY CORPORATE                                                           2,602,863
CHECKS ISSUED                                                                                 1,642,737
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                          740,186
                                                                                            -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                                $ 4,985,786
                                                                                            ===========

OUTSTANDING CHECKS AS OF FEBRUARY 28                                                            230,523
VOIDED CHECKS OUTSTANDING AS OF FEBRUARY 28                                                      (1,009)
CHECKS ISSUED IN MARCH                                                                        1,642,737
CHECK CLEARED IN MARCH                                                                       (1,854,776)
                                                                                            -----------
OUTSTANDING CHECKS AS OF MARCH 31 (SEE OUTSTANDING CHECKLIST)                               $    17,474
                                                                                            ===========

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
MARCH 2005

              VENDOR                            TOTAL DISBURSEMENTS
-------------------------------------------     -------------------
ADVANCE TECHNOLOGIES                             $         300.00
ADVANCED CARBIDE TOOL                                    6,671.25
AIR PRODUCTS & CHEMICAL                                  4,596.49
AIRGAS INC                                               1,948.14
ALLIED VAN LINES INC                                    12,782.91
ARAMARK UNIFORM SERVICE                                    496.54
ARBON EQUIPMENT CORP.                                    6,872.00
ARCET                                                      288.75
ASCOM HASLER MAILING SY                                    126.00
AT&T                                                     9,362.71
ATLANTIC COAST TOYOTALIFT                                  997.50
ATMOS ENERGY                                             5,424.77
ATMOS ENERGY MARKETING                                 110,398.78
BEST ONE TIRE                                            4,846.00
BLACKSBURG ENVIRONMENTAL SOLUT                           3,890.00
BLUEFIELD GEAR & MACHINE                                 4,652.23
BOB'S REFUSE SERVICE IN                                    815.32
BROWN & SHARPE                                             220.00
CANON FINANCIAL                                            534.34
CARTER MACHINERY                                         8,211.00
CARTER MACHINERY CO INC.                                10,986.54
CC METALS AND ALLOYS IN                                 22,308.62
CENTRAL VALLEY RUBBER S                                 37,011.40
CHAMPION CHISEL WORKS,                                   9,296.68
CITICORP VENDOR FINANCE                                    341.55
CITY OF RADFORD                                          6,765.30
CITY OF RADFORD                                        396,305.65
CITY OF RADFORD                                            192.61
CITY OF RADFORD, TREASU                                     21.00
COMMONWEALTH OF VIRGINIA                                    82.01
CUMMINS ATLANTIC INC.                                    4,100.00
DELTA WAVE COMMUNICATIONS                                  151.15
DETEK INC.                                                 280.00
DHL EXPRESS INC                                            115.61
DISA GOFF, INC                                             179.40
DISA INDUSTRIES, INC                                    69,314.60
DUCA MFG & CONSULT.INC.                                    450.00
ELKEM METALS INC.                                       40,330.29
EMI EQUIPMENT MERCHANTS                                     27.06
EMSCO INC                                                  939.33
ENTERPRISE                                                 610.41
ENTERPRISE RENT-A-CAR                                      242.96
ENVIRITE OF OHIO                                         2,051.34
ENVIRONMENTAL ENGINEERI                                    240.00
ENVIRONMENTAL OPTIONS INC.                               1,895.00
EVANS,ROBERT D                                              33.75
FAIRLAWN STORAGE                                           112.00
FETTER FINISHING                                        12,422.05
FIRE EQUIPMENT CO.INC.                                   1,291.00
FOSECO INC.                                              8,840.00
FRENCH, LYDIA                                              479.10
GREAT LAKES PRODUCTION SUPPORT                           3,571.75
H.C. WADE                                               21,297.00
HA INTERNATIONAL, LLC                                    6,621.29
HARRIS RENTALS                                             130.00
HART METALS, INC.                                       37,400.00
HEAT TREATING SERVICES                                  26,593.24
HEATH OIL LLC                                            5,750.87
HENLEY TOOL CORP.                                        5,003.00
HERAEUS ELECTRO NITE CO                                  3,559.80
HICKMAN, WILLIAMS AND CO                                   292.50
HIGHLAND PAGING                                            408.52
HILL AND GRIFFITH CO.                                  148,339.69
HONEYWELL INC.                                          14,721.38

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
MARCH 2005

              VENDOR                            TOTAL DISBURSEMENTS
-------------------------------------------     -------------------
IBM                                                        657.60
INDUCTOTHERM CORP.                                       6,484.88
INDUSTRIAL POWDER COATI                                 50,896.71
INDUSTRIAL SCIENTIFIC CORP                                 775.61
INDUSTRIAL SUPPLY CORP                                 235,038.15
INTERSTATE CONSTRUCTION                                  1,000.00
JENKINS,KURT                                             1,367.76
KWIK KAFE CO                                               177.48
L. H. CORP                                                 976.00
LABORATORY CORP OF AMER                                     78.50
LAND TRANSPORTATION                                      4,222.66
LANDAUER                                                   325.60
LAYTON, TOMMY                                              141.76
LECTROTHERM                                              2,497.36
LINA.                                                       74.00
LIVINGSTON AND HAVEN IN                                  2,170.92
LLOYD ELECTRIC CO.INC                                    7,582.72
MAGNECO/METREL                                           2,912.00
MARJO PLASTICS CO INC                                      115.50
MARSHALL WIRT & COMPANY                                  1,638.00
MCC                                                      6,128.24
MCCOMBS, BRENT                                             287.60
MCKENDREE & CO.INC                                       1,078.89
MEDICAL ASSOCIATES OF SWVA                                 284.00
MERCER                                                   2,158.00
METEC INC                                               13,500.00
MILLER AND COMPANY LLC                                 143,164.94
MITCHELL, KEVIN L.                                          60.93
MONTOGOMERY SANITATION                                      17.07
MOODY,DWAYNE                                               704.34
MOUNTAIN SPRINGS                                           165.00
MYOPTICS EYEWEAR                                           382.00
NATIONAL MATERIAL TRADING                              284,969.77
NEW RIVER GLASS                                             16.00
NEW RIVER RECYCLING                                     11,667.87
NEW RIVER SOLID WASTE M                                 53,302.80
NORFOLK SOUTHERN  (GA)                                  62,972.87
NORTHBEND PATTERN WORKS                                 28,500.00
NOVUS, LLC DBA: VALUELINE                                  585.00
OLD VIRGINIA RENTALS                                     1,474.70
OLVER, INC.                                              6,036.00
OMNISOURCE CORPORATION                               1,973,594.40
OPTICAL INSTRUMENT SERVIC                                  350.00
PATTERN SERVICES                                         4,725.00
PAYROLL ISSUED (INCLUDES CORP DISBURSEMENTS)           740,186.15
PORTER WARNER INDUSTRIE                                  1,338.00
PROCHEM ANALYTICAL INCO                                    365.00
PROVIDENT LIFE                                           2,197.55
PROVIDENT LIFE                                              81.46
PULASKI CIRCUIT COURT                                      708.92
PULASKI GENERAL DIST CO                                    201.36
PULASKI JDR DIST COURT                                     737.52
RADFORD CITY FLORIST                                        62.95
RADFORD STORAGE                                            160.00
REBECCA CONNELLY                                           750.00
REFCO INC                                                6,120.00
RENTAL SERVICE CORP (RS                                    254.54
RITENOUR, GINNY                                             89.85
ROBERTS SINTO CORPORATI                                  4,170.05
SAFETY-KLEEN CORP.                                         213.65
SAF-GARD SAFETY SHOE CO                                    994.91
SAVEITNOW                                                2,314.83
SEC OF STATE                                                30.00
SECURITY FORCES INC                                      7,854.84
SECURITY SCALE SERVICE                                   3,231.56

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
MARCH 2005

              VENDOR                            TOTAL DISBURSEMENTS
-----------------------                         -------------------
SOUTHWESTERN VA. GAS SE                                  1,492.62
THOMPSON CHRYSLER-PLYMO                                    404.51
THOMPSON TIRE                                            3,200.00
TOMLIN, LINDA                                              886.36
TRANSMAN (FREIGHT)                                      68,372.00
TWO WAY RADIO INC                                           15.00
UNITED INDUSTRIAL SERVI                                 14,962.76
UNITED REFRACTORIES COM                                 28,694.50
UNITED WAY SAL                                             180.00
VA. DEPT OF TAXATION                                     8,910.62
VALLEY MECHANICAL                                        1,684.50
VERIZON(17577)                                           4,722.50
VERIZON WIRELESS                                            71.85
VICTORIA SOWERS                                            310.00
WEDRON SILICA-FAIRMOUNT                                 13,496.00
WESTAFF USA INC.                                           210.88
WESTMORELAND ADVANCED M                                 29,160.00
WHEELABRATOR ABRASIVES                                  25,960.00
WILLIAM A. KIBBE & ASSO                                    465.00
WISE AIR, INC.                                          10,725.00
                                                 ----------------
                                                 $   4,985,786.05

INTERMET U.S. HOLDING, INC.
CASE NO.  04-67598
AT 3/31/05

NEW RIVER - BANK RECONCILIATION

Bank Balance                                $       -

Actual Outstanding Checks                   17,474.46
Misc. Reconciling Items Adjusted in
April
                                            (4,310.76)
                                            ---------
                                            13,163.70

Unadjusted GL Balance                       13,163.70
                                            ---------
Difference                                  $       -
                                            =========

NEW RIVER
OUTSTANDING CHECKS
CASE NO.  04-67598

  DATE        CHECK       OUTSTANDING
 2/8/2005     103057     $      350.00
3/29/2005     103075            190.00
1/20/2005     104413            188.93
3/18/2005     105113          1,474.70
3/18/2005     105121             64.32
3/24/2005     105186            997.50
3/24/2005     105190          8,211.00
3/24/2005     105200          3,571.75
3/24/2005     105203          1,912.00
3/24/2005     105210             62.50
3/24/2005     105212            165.00
3/24/2005     105221            286.76
                         $   17,474.46

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  INTERMET U.S. HOLDING, INC.     Capacity:   ___         Shareholder
       Case Number:  04-76598                      ___         Officer
                                                   ___         Director
                                                   ___         Insider
MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly          or                   Monthly

                                    _______                              _______

CURRENT BENEFITS PAID:              Weekly          or                   Monthly

         Health Insurance           _______                              _______

         Life Insurance             _______                              _______

         Retirement                 _______                              _______

         Company Vehicle            _______                              _______

         Entertainment              _______                              _______

         Travel                     _______                              _______

         Other Benefits             _______                              _______

         Total Benefits             _______                              _______

CURRENT OTHER BENEFITS PAID:        Weekly          or                   Monthly

         Rent Paid                  _______                              _______

         Loans                      _______                              _______

         Other (Describe)           _______                              _______

         Other (Describe)           _______                              _______

         Other (Describe)           _______                              _______


         Total Other Payments       _______                              _______


CURRENT TOTAL OF ALL PAYMENTS:      Weekly          or                   Monthly

                                    _______                              $0


Dated: APRIL 20, 2005                ___________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                     Intermet U.S. Holding, Inc.
                                                           Case Number: 04-76598

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                       CARRIER                POLICY PERIOD
--------------                       -------               ---------------
Property                             Lloyds                11/1/04-11/1/05
Boiler/Machine                       Hartford              11/1/04-11/1/05
Cargo                                Fireman's Fund        11/1/04-11/1/05
Truck Cargo                          Fireman's Fund        11/1/04-11/1/05

Aviation                             USAIG                 11/1/04-11/1/05

Fiduciary                            St. Paul              11/1/04-11/1/05

Primary D&O                          St. Paul              11/1/04-11/1/05
Excess D&O                           Chubb                 11/1/04-11/1/05
Excess D&O                           Platte River          11/1/04-11/1/05

Crime                                AIG                   12/1/04-12/1/05

General Liability                    ACE                   12/22/04-12/22/05
Umbrella                             National Union        12/22/04-12/22/05

Workers' Comp                        ACE                   12/22/04-6/22/05
Excess Workers' Comp                 ACE                   12/22/04-12/22/05
Auto                                 ACE                   12/22/04-12/22/05

Foreign (DIC)                        ACE                   12/22/04-12/22/05

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                          )
INTERMET CORPORATION, ET AL     )           CASE NO: 04-67603
                                )           Chapter 11
                                )           Judge: Marci B. McIvor
IRONTON IRON, INC.              )
                        Debtor  )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]         Operating Statement                             (Form 2)

      [X]         Balance Sheet                                   (Form 3)

      [X]         Summary of Operations                           (Form 4)

      [X]         Monthly Cash Statement                          (Form 5)

      [X]         Statement of Compensation                       (Form 6)

      [X]         Schedule of In-Force Insurance                  (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                     YES  [X]     NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                     YES  [X]     NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                     YES  [X]     NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                                     YES  [X]     NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                     YES  [X]     NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: APRIL 20, 2005           /s/ Robert E. Belts
                                ----------------------------------
                                Debtor In Possession

                                Chief Financial Officer    (248) 952-2500
                                -----------------------    --------------
                                Title                      Phone

Intermet Corp. and Subsidiaries     CASE #04-67603
Operating Statement                     IRONTON
For the Month Ended 3-31-05              IRON
($000's)




                                       Current Month   Total Since Filing
                                      -------------   ------------------
Net Sales                              $          0    $               0

Cost of Goods Sold
Materials and Freight                             -                    -
Wages - Hourly                                    -                    -
Wages-Salary                                      -                    -
Employee Benefits and Pension                     -                    -
 Repairs & Maintenance                            -                    -
Supplies                                          -                    -
Utilities                                         -                    -
Purchased Components/Services                     -                    -
Income(loss) from Pattern Sales                   -                    -
 Fixed Asset - (gain/loss)                        -                    -
 MIS Expense                                      -                    -
 Travel & Entertainment                           -                    -
 Other Variable Costs                             -                  (37)
 Depreciation & Amortization                      -                    -
 Other Allocated Fixed Costs                      -                    -
 Other Fixed Costs                                -                    -
                                      -------------   ------------------
Cost of Goods Sold                                -                  (37)

Gross Profit                                      -                   37

Plant SG&A Expense                                -                   (3)
SG&A Expense - Allocation (Sched 1)               -                    -
 Other Operating Expenses                         4                  356
                                      -------------   ------------------
 Total Operating Expenses                         4                  353

 Operating Profit                                (4)                (316)

 Outside Interest Income                          -                    -
 Outside Interest (Expense)                       -                    -
 Intercompany Interest Income                     -                    -
 Intercompany Interest (Expense)                  -                    -
 Charges (From) Affiliates                        -                    -
 Charges To Affiliates                            -                    -
Income/Loss From European Operations              -                    -
 Other Income/(Expense)                           -                    -
                                      -------------   ------------------
 Total Non-Operating Expenses                     -                    -

 Income Before Income Taxes                      (4)                (316)

 Income Tax Expense                               -                    -
                                      -------------   ------------------
 Net Income                           ($          4)  ($             316)
                                      =============   ==================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   March
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                           March
                                           ------
Officer Compensation                       $  189
Salary Expense other Employees                919
Employee Benefits and Pension                 105
Payroll Taxes                                  60
Other Taxes                                     0
Rent and Lease Expense                        216
Interest Expense
Insurance                                      62
Automobile and Truck Expense                   11
Utilities(Gas Electric, Phone)                 68
Depreciation                                   87
Travel and Entertainment                       80
Repairs and Maintenance                        51
Advertising/Promotion                           0
Supplies, Office Expense                       32

OTHER:
Contributions                                   0
Professional Fees - Audit/Tax                 350
Bank Fees                                      15
Public Reporting Fees                          16
Employee Relocation/Training                    2
Data Processing                                29
Dues and Subscriptions                         36
Outside Services                              172
Project Development Costs net of Billings      73
Director Fees                                  25
Miscellaneous                                   4
Legal Fees                                      1
Cost Allocation - Europe                      (78)
Cost Allocation - Out                        (273)
                                           ------
                                           $2,250
                                           ======

Allocation:

Wagner Castings                               191
Northern Castings                              51
Ironton Iron                                    0
Lynchburg Foundry                             193
Columbus Foundry                              313
Wagner Havana                                   0
Intermet U.S. Holdings                        261
Cast-Matic Corp.                               82
Diversified Diemakers                         257
Ganton Technologies                           168
Tool Products                                 137
Corporate                                     597
                                           ------
Total                                      $2,250
                                           ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 03-31-05
                                             CASE #04-67603

                                                IRONTON
                                                 IRON
                                             --------------
Cash And Equivalents
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                      0
                                             --------------
   TOTAL CURRENT ASSETS                                   0

Land and Buildings                                        0
 Machinery & Equipment
 Construction In Progress
                                             --------------
 Total Fixed Assets                                       0
 Accumulated Depreciation
                                             --------------
   NET FIXED ASSETS                                       0

 Investment In Subsidiaries
Investment In European Operations                         0
 Long-Term Intercompany Receivables
 Deferred Taxes, Long-Term Asset
 Other Assets
                                             --------------
   TOTAL ASSETS                              $            0
                                             ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                             $            0
Wages and Salaries  (See schedule)                        0
Taxes Payable - (See schedule)                            0
                                             --------------
  TOTAL POST PETITION LIABILITIES                         0

SECURED LIABILITIES:
SECURED BANK DEBT                                         0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                     0
 Accrued Tax - State                                      0
 Accrued Property Taxes                                   0
 Accrued Workers Comp.                                  751
 Accrued Payroll                                          0
Accrued Payroll Taxes                                     0
                                             --------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES              751

UNSECURED LIABILITIES
Accounts Payable                                          0
Senior  & IDR Bonds                                       0
                                             --------------
Total Unsecured Liabilities                               0

OTHER LIABILITIES
Accrued Liabilities                                       0
Short-Term Intercompany Payables
Capital Leases                                            0
 Retirement Benefits                                      0
 Deferred Taxes - Long-Term Liability                     0
 Other Long-Term Liabilities                              0
 Long-Term Intercompany Payables                     33,250
 Minority Interest                                        0
                                             --------------
 TOTAL LIABILITIES                                   34,001

 Common Stock                                             0
 Capital In Excess Of Par Value                      49,000
Retained Earnings - Prepetition                     (82,685)
Retained Earnings - Post Petition                      (316)
Equity In European Operations
 Accumulated Translation Adjustment                       0
 Minimum Pension Liability Adjustment                     0
 Unearned Restricted Stock                                0
                                             --------------
TOTAL SHAREHOLDER EQUITY                            (34,001)
                                             --------------
 TOTAL LIABILITIES AND EQUITY                $            0
                                             ==============

PERIOD ENDED: 03-31-05           IRONTON IRON, INC.               CASE #04-67603

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                            Balance
                                               as of    Accrued /   Payments /    as of
                                             2/28/2005   Withheld    Deposits   3/31/2005
                                             ---------  ---------   ----------  ---------
Income tax withheld: Federal                 $       0  $       0   $        0  $       0
Income tax withheld: State                   $       0  $       0   $        0  $       0
Income tax withheld: Local                   $       0  $       0   $        0  $       0
FICA Withheld                                $       0  $       0   $        0  $       0
Employers FICA                               $       0  $       0   $        0  $       0
Unemployment Tax: Federal                    $       0  $       0   $        0  $       0
Unemployment Tax: State                      $       0  $       0   $        0  $       0
All Other Payroll W/H                        $       0  $       0   $        0  $       0
                                             $       0  $       0   $        0  $       0
State Taxes: Inc./Sales/Use/Excise           $       0  $       0   $        0  $       0
Property Taxes                               $       0  $       0   $        0  $       0
                                             $       0
Workers Compensation                                 0          0            0          0
                                             ---------  ---------   ----------  ---------

Total                                        $       0  $       0   $        0  $       0

Wages and Salaries                                   0          0            0          0
                                             ---------  ---------   ----------  ---------

Grand Total                                  $       0  $       0   $        0  $       0
                                             =========  =========   ==========  =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                 0-30 Days  30-60 Days   Over 60 Days
Accounts Payable                             $       0  $        0   $          0
Accounts Receivable                          $       0  $        0   $          0

                             MONTHLY CASH STATEMENT

                          Period Ending: MARCH 31, 2005

                                                          IRONTON IRON, INC.
                                                          CASE NUMBER:  04-67603

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                General   Payroll    Tax     Cash Coll.   Petty Cash
                                 Acct.     Acct.     Acct.     Acct.        Acct.
                                -------   -------    -----   ----------   ----------
A. Beginning Balance             _____     _____     _____     _____         _____

B. Receipts                      _____     _____     _____     _____         _____
   (Attach separate schedule)

C. Balance Available             _____     _____     _____     _____         _____
   (A+B)

D. Less Disbursements            _____     _____     _____     _____         _____
   (Attach separate schedule)

E. Ending Balance                    N/A - COMPANY HAS NO BANK ACCOUNT
      (C-D)

                 (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED
                       BANK STATEMENTS FROM EACH ACCOUNT)

General Account:
    1. Depository Name & Location          ____________________________

    2. Account Number                      ____________________________

Payroll Account:
    1. Depository Name & Location          ____________________________

    2. Account Number                      ____________________________

Tax Account:
    1. Depository Name & Location          ____________________________

    2. Account Number                      ____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

________________________________________________________________________________

________________________________________________________________________________

Date: APRIL 20, 2005                               _____________________________
                                                   Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  IRONTON IRON, INC.              Capacity:          ___       Shareholder
       Case Number:  04-67603                 ___         Officer
                                              ___         Director
                                              ___         Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly    or   Monthly
                                 _______        _______

CURRENT BENEFITS PAID:           Weekly    or   Monthly

       Health Insurance          _______        _______

       Life Insurance            _______        _______

       Retirement                _______        _______

       Company Vehicle           _______        _______

       Entertainment             _______        _______

       Travel                    _______        _______

       Other Benefits            _______        _______

       Total Benefits            _______        _______

CURRENT OTHER BENEFITS PAID:     Weekly    or   Monthly

       Rent Paid                 _______        _______

       Loans                     _______        _______

       Other (Describe)          _______        _______

       Other (Describe)          _______        _______

       Other (Describe)          _______        _______

       Total Other Payments      _______        _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly    or   Monthly

                                 _______        $     0

Dated: APRIL 20, 2005         ___________________________________________
                                 PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                              Ironton Iron, Inc.
                                                           Case Number: 04-67603

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE             CARRIER             POLICY PERIOD
--------------------      --------------       -----------------
Property                  Lloyds                 11/1/04-11/1/05
Boiler/Machine            Hartford               11/1/04-11/1/05
Cargo                     Fireman's Fund         11/1/04-11/1/05
Truck Cargo               Fireman's Fund         11/1/04-11/1/05

Aviation                  USAIG                  11/1/04-11/1/05

Fiduciary                 St. Paul               11/1/04-11/1/05

Primary D&O               St. Paul               11/1/04-11/1/05
Excess D&O                Chubb                  11/1/04-11/1/05
Excess D&O                Platte River           11/1/04-11/1/05

Crime                     AIG                    12/1/04-12/1/05

General Liability         ACE                  12/22/04-12/22/05
Umbrella                  National Union       12/22/04-12/22/05

Workers' Comp             ACE                   12/22/04-6/22/05
Excess Workers' Comp      ACE                  12/22/04-12/22/05

Auto                      ACE                  12/22/04-12/22/05

Foreign (DIC)             ACE                  12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67606
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
LYNCHBURG FOUNDRY, INC.                     )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

        [X]       Operating Statement                         (Form 2)

        [X]       Balance Sheet                               (Form 3)

        [X]       Summary of Operations                       (Form 4)

        [X]       Monthly Cash Statement                      (Form 5)

        [X]       Statement of Compensation                   (Form 6)

        [X]       Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                YES [X]           NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)

                                                YES [X]           NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                YES [X]           NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES [X]           NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                YES [X]           NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: APRIL 20, 2005                /s/ Robert E. Belts
                                     -----------------------------------------
                                     Debtor In Possession

                                     Chief Financial Officer    (248) 952-2500
                                     -----------------------    --------------
                                     Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 3-31-05
($000's)

                                                CASE #04-67606
                                                   LYNCHBURG
                                                    FOUNDRY
                                      ---------------------------------
                                      Current Month  Total Since Filing
                                      -------------  ------------------
 NET SALES                               $  8,583         $ 47,148

Cost of Goods Sold

Materials and Freight                       3,561           21,820
Wages-Hourly                                1,333            7,222
Wages-Salary                                  320            1,960
Employee Benefits and Pension                 741            5,553
 Repairs & Maintenance                        473            2,729
Supplies                                      671            3,384
Utilities                                     382            1,922
Purchased Components/Services                 257            1,259
Income(loss) from Pattern Sales               (10)             (17)
 Fixed Asset-(gain/loss)                        -              (42)
 MIS Expense                                   34              216
 Travel & Entertainment                         3                7
 Other Variable Costs                         345            2,759
 Depreciation & Amortization                  215            1,283
 Other Allocated Fixed Costs                    -               (2)
 Other Fixed Costs                            125              704
                                         --------         --------
Cost of Goods Sold                          8,450           50,757

Gross Profit                                  133           (3,609)

Plant SG&A Expense                              -                -
SG&A Expense-Allocation (Sched 1)             193            1,116
 Other Operating Expenses                       6              270
                                         --------         --------
 Total Operating Expenses                     199            1,386

 Operating Profit                             (66)          (4,995)
 Outside Interest Income                        -                -
 Outside Interest (Expense)                     -                -
 Intercompany Interest Income                   -                -
 Intercompany Interest (Expense)             (122)            (328)
 Charges (From) Affiliates                      -                -
 Charges To Affiliates                          -                -
Income/Loss From European Operations            -                -
 Other Income/(Expense)                         1                6
                                         --------         --------
 Total Non-Operating Expenses                (121)            (322)
 Income Before Income Taxes                  (187)          (5,317)
 Income Tax Expense                             -                -
                                         --------         --------
 Net Income                              ($   187)        ($ 5,317)
                                         ========         ========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   March
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            March
                                           --------
Officer Compensation                       $   189
Salary Expense other Employees                 919
Employee Benefits and Pension                  105
Payroll Taxes                                   60
Other Taxes                                      0
Rent and Lease Expense                         216
Interest Expense
Insurance                                       62
Automobile and Truck Expense                    11
Utilities(Gas Electric,Phone)                   68
Depreciation                                    87
Travel and Entertainment                        80
Repairs and Maintenance                         51
Advertising/Promotion                            0
Supplies, Office Expense                        32

OTHER:

Contributions                                    0
Professional Fees-Audit/Tax                    350
Bank Fees                                       15
Public Reporting Fees                           16
Employee Relocation/Training                     2
Data Processing                                 29
Dues and Subscriptions                          36
Outside Services                               172
Project Development Costs net of Billings       73
Director Fees                                   25
Miscellaneous                                    4
Legal Fees                                       1
Cost Allocation-Europe                         (78)
Cost Allocation-Out                           (273)
                                           -------
                                           $ 2,250
                                           =======

Allocation:

Wagner Castings            191
Northern Castings           51
Ironton Iron                 0
Lynchburg Foundry          193
Columbus Foundry           313
Wagner Havana                0
Intermet U.S. Holdings     261
Cast-Matic Corp.            82
Diversified Diemakers      257
Ganton Technologies        168
Tool Products              137
Corporate                  597
                        ------
Total                   $2,250
                        ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 03-31-05

                                            CASE #04-67606
                                            --------------
                                              LYNCHBURG
                                               FOUNDRY
                                            --------------
Cash And Equivalents                           $      0
Accounts Receivable                               6,627
Short-Term Intercompany Receivables                  23
Inventories                                       4,961
Other Current Assets                                327
                                               --------
   TOTAL CURRENT ASSETS                          11,938

Land and Buildings                               19,915
 Machinery & Equipment                           53,034
 Construction In Progress                            39
                                               --------
 Total Fixed Assets                              72,988
 Accumulated Depreciation                       (58,594)
                                               --------
    NET FIXED ASSETS                             14,394

 Investment In Subsidiaries                           0
Investment In European Operations                     0
 Long-Term Intercompany Receivables               2,939
 Deferred Taxes, Long-Term Asset                      0
 Other Assets                                       437
                                               --------
    TOTAL ASSETS                               $ 29,708
                                               ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

Accounts Payable                               $    898
Wages and Salaries  (See schedule)                  184
Taxes Payable-(See schedule)                        523
                                               --------
  TOTAL POST PETITION LIABILITIES                 1,605

SECURED LIABILITIES:

SECURED BANK DEBT                                     0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:

 Accrued Income Taxes                                 0
 Accrued Tax - State                                  0
 Accrued Property Taxes                               0
 Accrued Workers Comp.                            1,985
 Accrued Payroll                                      0
Accrued Payroll Taxes                                 0
                                               --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES        1,985

Unsecured Liabilities

Accounts Payable                                  7,621
Senior  & IDR Bonds                                   0
                                               --------
TOTAL UNSECURED LIABILITIES                       7,621

OTHER LIABILITIES

Accrued Liabilities                               2,436
Short-Term Intercompany Payables                      8
Capital Leases                                        0
 Retirement Benefits                                663
 Deferred Taxes-Long-Term Liability                   0
 Other Long-Term Liabilities                      2,296
 Long-Term Intercompany Payables                      0
 Minority Interest                                    0
                                               --------
 TOTAL LIABILITIES                               16,614

 Common Stock                                         0
 Capital In Excess Of Par Value                       0
Retained Earnings-Prepetition                    18,411
Retained Earnings-Post Petition                  (5,317)
Equity In European Operations                         0
 Accumulated Translation Adjustment                   0
 Minimum Pension Liability Adjustment                 0
 Unearned Restricted Stock                            0
                                               --------
TOTAL SHAREHOLDER EQUITY                         13,094
                                               --------

 TOTAL LIABILITIES AND EQUITY                  $ 29,708
                                               ========

PERIOD ENDED: 03-31-05     LYNCHBURG FOUNDRY (ARCHER CREEK)     CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                 Balance
                                       as of        Accrued /    Payments /     as of
                                      02/28/05      Withheld      Deposits     03/31/05
                                    ------------  ------------  -----------  ------------
Income tax withheld: Federal         $        0   ($  245,112)  $   245,112   $        0
Income tax withheld: State                    0       (93,331)       93,331            0
Income tax withheld: Local                    0             0             0            0
FICA Withheld                                 0      (151,375)      151,375            0
Employers FICA                          (27,142)     (140,803)      152,130      (15,814)
Unemployment Tax: Federal               (12,670)      (16,966)            0      (29,636)
Unemployment Tax: State                (158,412)      (80,193)            0     (238,606)
All Other Payroll W/H                    83,096      (207,770)       92,522      (32,152)

State Taxes: Inc./Sales/Use/Excise      (49,808)       (3,000)          874      (51,934)
Property Taxes                          (46,209)      (25,262)          451      (71,020)

Workers Compensation                    (92,993)      (31,750)       81,276      (43,467)
                                    -----------   -----------   -----------  -----------
Total                               ($  304,137)  ($  995,561)  $   817,070  ($  482,629)

Wages and Salaries                     (380,854)   (1,752,299)    1,948,739     (184,413)
                                    -----------   -----------   -----------  -----------
Grand Total                         ($  684,991)  ($2,747,860)  $ 2,765,809  ($  667,042)
                                    ===========   ===========   ===========  ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)     Total     0-30 Days    30-60 Days   Over 60 Days
Accounts Payable              $  898,083   $  898,083   $        0   $        0
Accounts Receivable           $7,021,851   $6,700,909   $  272,534   $   48,408

PERIOD ENDED: 03-31-05       LYNCHBURG FOUNDRY (RADFORD)        CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                     Balance                           Balance
                                      as of    Accrued /  Payments /    as of
                                    2/28/2005  Withheld    Deposits   3/31/2005
                                    ---------  ---------  ----------  ---------
Income tax withheld: Federal         $     0   ($ 1,165)  $  1,165     $     0
Income tax withheld: State                 0       (514)       514           0
Income tax withheld: Local                 0          0          0           0
FICA Withheld                              0       (822)       822           0
Employers FICA                             0       (822)       822           0
Unemployment Tax: Federal                  0          0          0           0
Unemployment Tax: State                    0          0          0           0
All Other Payroll W/H                      0       (295)       295           0

State Taxes: Inc./Sales/Use/Excise         0          0          0           0
Property Taxes                       (30,491)   (10,000)         0     (40,491)

Workers Compensation                       0          0          0           0
                                    --------   --------   --------    --------
Total                               ($30,491)  ($13,619)  $  3,619    ($40,491)

Wages and Salaries                         0          0          0           0
                                    --------   --------   --------    --------
Grand Total                         ($30,491)  ($13,619)  $  3,619    ($40,491)
                                    ========   ========   ========    ========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

          Age in Days             Total  0-30 Days  30-60 Days  Over 60 Days
Accounts Payable-Post Petition      $0      $0          $0          $0
Accounts Receivable -Pre & Post     $0      $0          $0          $0

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 3/31/2005

                             MONTHLY CASH STATEMENT

                                                                                            CASE # 04-67606
                                                                                  LYNCHBURG FOUNDRIES - ARCHER CREEK
                                                              ----------------------------------------------------------------------
       ACCOUNT TYPE                                              LOCKBOX 77314      DEPOSIT         AP      PR (HOURLY)  PR (SALARY)
         ACCOUNT #                                                  1599583        5401086466   2770716393  2770716385   2770716690
           BANK                                               Bank One - Inactive  Stan. Fed.   Stan. Fed.  Stan. Fed.   Stan. Fed.
BEGINNING BANK BALANCE                                                   -                 -             -           -           -
RECEIPTS                                                             9,017         5,641,820             -           -           -
TRANSFERS IN  (CORPORATE)                                                -                 -     2,073,321   1,585,283     300,846
DIP INFLOW                                                               -                 -             -           -           -
DISBURSEMENTS                                                            -                 -    (2,073,321) (1,585,283)   (300,846)
TRANSFERS OUT (CORPORATE)                                           (9,017)       (5,641,820)            -           -           -
DIP REPAYMENT                                                            -                 -             -           -           -
                                                                    ------        ----------   -----------  ----------    --------
ENDING BANK BALANCE                                                      -                 -             -       (0.03)          -

DISBURSEMENTS PAID FOR BY CORPORATE                                                              4,519,809
CHECKS ISSUED                                                                                    1,834,034
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                           1,473,660
                                                                                               -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                                   $ 7,827,503
                                                                                               ===========
OUTSTANDING CHECKS AS OF FEBRUARY 28                                                               375,613
VOIDED CHECKS OUTSTANDING AS OF FEBRUARY 28                                                              -
Checks Issued in March                                                                           1,834,034
CHECK CLEARED IN MARCH                                                                          (2,073,321)
                                                                                               -----------
OUTSTANDING CHECKS AS OF MARCH 31 (SEE OUTSTANDING CHECKLIST)                                  $   136,325
                                                                                               ===========

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
MARCH 2005


             VENDOR             TOTAL DISBURSEMENTS
------------------------------  -------------------
AC CONTROLS CO                          452.70
ACTION MACHINERY                      1,413.00
ADVANCED CARBIDE TOOL                 5,494.10
ADVANCED COMMUNICATIONS & ELEC          108.88
ADVANCED TECH. SERVICE BUREAU           700.00
AETNA U.S. HEALTHCARE                14,842.42
AFP INDUSTRIES                          416.74
AG JEFFERSON                            798.40
AGFA NDT, INC                           476.60
AIR PRODUCTS AND CHEMICALS            3,822.26
AIRGAS MID-AMERICA                    1,650.78
ALABAMA BY-PRODUCTS                 651,170.17
ALLOR MFG                               988.40
ALLTEL                                  291.58
ALPHA OMEGA RESOURCES                 2,697.90
ALTA SHOE SHOP INC                       95.00
AMERICAN ELECTRIC MOTORS              1,124.32
AMERICAN ELECTRIC POWER             176,319.42
AMERICAN ELECTRIC POWER             177,065.00
AMERICAN HEART ASSOCIATION              100.00
AMERIGAS - LYNCHBURG-MONROE          15,600.00
AMX PERFORMANCE CO                      755.00
ANDREW GOLDSTEIN                         75.00
APPALACHIAN POWER CO                    297.95
APPLIED FLUID POWER                     202.75
APPLIED IND. TECHNOLOGIES            13,423.44
APPOMATTOX GLASS & STOREFRONT           216.00
ARAMARK UNIFORM SERVICES                888.04
ARCET EQUIPMENT                       1,563.19
ARTISAND                                239.51
AT&T                                    847.50
AT&T                                     79.44
ATLANTIC COAST TOYOTALIFT             2,915.25
ATL-EAST TAG & LABEL                    358.92
ATMOSPHERE ANNEALING                  1,975.46
AUTOCOM MANUFACTURING               264,710.25
BANKS COMPANY                         1,997.30
BARKER-JENNINGS                       5,852.30
BEARDSLEY & PIPER                       341.96
BFI                                  37,284.64
BIG BROTHERS/BIG SISTERS                250.00
BMG METALS                           11,140.66
BOND, CYNTHIA GALLIER                   369.52
BOONSBORO ELEMENTARY SC                 150.00
BOULEVARD PROPERTIES                    821.25
BOXLEY AGGREGATES                     1,598.05
BRAMMER SAFETY SUPPLY                12,215.31
BRC COMPANY                          28,395.64
BRENNTAG SOUTHEAST                    1,286.00
BROWN & SHARPE                        2,300.00
C ARTHUR WEAVER                          75.31
C. A. TOOLING                        15,430.00
CAMPBELL COUNTY TREASURER             1,343.25
CAMPBELL-PAYNE                          617.80
CANDLER OIL                          39,382.68
CAPP, INC                             1,347.81
CARCO INC                               193.07
CARLTON GROUP                           915.20
CAROLINA FLUID COMPONENTS               407.34
CARTER MACHINERY                        529.73

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
MARCH 2005


             VENDOR               TOTAL DISBURSEMENTS
--------------------------------  -------------------
CASTEC, INC                           4,386.20
CC METALS & ALLOYS                  217,836.40
CENTRA HEALTH                            93.50
CENTRAL VA FAMILY PHYSICIANS            338.00
CENTRAL VA REGIONAL SCIENCE FAIR        300.00
CHAMPION CHISEL WORKS                 4,558.56
CHEMSOLV, INC                           404.95
CHICAGO FREIGHT CAR LEASING          10,485.65
CIMTEC AUTOMATION                     3,325.80
COLE-PALMER INSTRUMENT                  188.00
COLUMBIA MARKING TOOLS                  112.62
COMMERICAL STEEL ERECTION             2,640.00
COMMONWEALTH OFFICE SOLUTIONS            64.90
CONSUMER DORIN ADAMS                 32,148.18
CONTROL CHIEF CORP                      200.21
CONTROL CORP OF AMERICA                 205.12
CROSS SALES & ENGINEERING             2,166.27
CSXT                                  9,813.00
CVCC BOOKSTORE                          495.24
DETEK                                   550.00
DICK HARRIS & SON TRUCK               6,654.90
DICKERSON, WILLIAM F.                    60.38
DIKE-O-SEAL                           1,530.80
DM&E RAILROAD                        66,670.35
DODSON BROS. EXTERMINATING              177.00
DOMINION METALLURGICAL                  968.03
EASTERN N D T INC                       197.74
ECK SUPPLY                            8,376.27
ECONOMY ENERGY, LLC                  93,840.00
ELECOM INC                              318.25
ELECTRONICS REPAIR CENTER             1,158.73
ELKEM METALS                         54,269.51
ELY CRANE AND HOIST                   3,316.12
ENGINEERING CHEMISTRY                 1,489.00
ENGINEERING DESIGN                    3,000.00
ENTERPRISE                              590.80
EQUIPMENT MERCHANTS                  33,288.00
EQUIPMENT MERCHANTS, INTL             3,630.34
ETA ENGINEERING                      13,290.70
EUTECTIC CORPORATION                    356.08
EXCEL TECHNOLOGIES                      182.00
FAMILY SUPPORT REGISTRY                 585.12
FARM SERVICE CO.                         56.85
FARMER, STEVE                            86.40
FEDERAL RESERVE                         550.00
FERBEE-JOHNSON CO                     6,418.12
FERGUSON ENTERPRISES                     72.09
FINN PATTERN                         10,000.00
FIRE & SAFETY EQUIPMENT               1,544.91
FIRTION, BRIAN                          185.85
FMC TECHNOLOGIES                      2,677.50
FOSECO                               57,093.12
FOSTER ELECTRIC CO                    2,000.31
FREE CLINIC OF CENTRAL VA, INC          250.00
FRISCHKORN, INC                          42.10
G E SUPPLY                            1,504.37
G.E. CAPITAL                          7,228.00

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
MARCH 2005


                VENDOR                  TOTAL DISBURSEMENTS
--------------------------------------  -------------------
GE POLYMERSHAPES                               225.56
GENERAL KINEMATICS                             904.00
GIVENS, RICHARD                                384.61
GLOBAL STONE JAMES RIVER                    12,000.00
GLOBE METALLURGICAL                        270,596.40
HACH CHEMICAL COMPANY                           55.50
HAJOCA CORPORATION                             908.76
HAMILTON, WAYNE                                100.00
HARBISON-WALKER REFRACTORIES                13,658.46
HARMON PRODUCTS                                113.49
HARTLEY CONTROLS CORP                          900.19
HAUCK MFG                                    1,155.10
HELEN P. PARRISH                               207.00
HERAEUS ELECTRO-NITE CO                     14,688.37
HERB'S TOOL GRINDING & SALES                   651.73
HILL AND GRIFFITH                           26,014.38
HOMESTEAD MATERIALS HANDLING                   617.35
HOPKINS, WILLIAM D                              81.08
HORSEHEAD RESOURCE DVLP                     24,000.00
HUBBELL INDUSTRIAL CONTROLS                    856.80
I.A.M. NATIONAL PENSION FUND                 1,839.20
IKEY                                           804.00
INDUSTRIAL FILTER MFG                        1,907.54
INDUSTRIAL SUPPLY CORP                       9,339.87
INGE, DAPHNE                                    37.07
INTEGRATED MOTION                            2,243.17
INTERNATIONAL ASSOC                            432.00
INTERNATIONAL QUALITY CONTROL                2,050.00
INTERSTATE BATTERY                             159.75
INT-L SURFACE CORPORATION                    2,146.65
J.P. NISSEN CO                                 105.35
JACKSON WANDA K                                396.92
JACKSON-HIRSH                                  221.19
JAMES RIVER EQUIPMENT                        1,432.10
JAMES T. DAVIS                                 767.50
JDN LEASING                                  3,500.00
JEFFERSON GALLERIES                            705.56
JESUS BARAJAS CARLOS                         2,672.03
JOBE& COMPANY                                  942.72
JUNIOR ACHIEVEMENT                           1,800.00
KATHRYN'S FLOWER SHOP                           50.25
KENT RUDBECK                                   480.00
KEYENCE CORP. OF AMERICA                       160.00
KINDT COLLINS CO                               328.72
LAWRENCE EQUIPMENT                           3,916.24
LEWIS SYSTEMS INC.                          12,114.06
LEWIS, ANGELA V.                               369.20
LINA                                           216.50
LINDA TOMLIN                                 1,276.44
LINTERN CORP                                   119.02
LIVINGSTON AND HAVEN                           109.82
LYNCHBURG REGIONAL CHAMBER OF COMMERCE          34.00
LYNCHBURG SHERIFF'S OFFICE                     250.00
MAGNETEK INDUSTRIAL CONTROLS                   950.00
MARMON/KEYSTONE CORP                           358.00
MASTER GAGE & TOOL CO                        1,997.92
MAYBERRY, SUSIE                                 92.71
MCBRIDE BLACKBURN OPTICIANS                    321.50
MCI COMM SERVICE                                11.89
MCMASTER-CARR SUPPLY                           130.12

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
MARCH 2005


                        VENDOR                          TOTAL DISBURSEMENTS
------------------------------------------------------  -------------------
MEDICAL ASSOCIATES OF CENTRAL VA                                344.00
MELRATH GASKET                                                  126.50
MERCER                                                        6,640.00
METALLO GASKET CO                                               733.52
METSO MINERALS IND                                            4,439.16
MILLER, GLENN                                                   951.65
MOORE'S MACHINE CO                                           29,586.00
MOTION INDUSTRIES                                             2,573.96
NAPA                                                             41.83
NATIONAL AUTO PARTS                                             312.30
NATIONAL MATERIAL TRADING                                   406,155.87
NEW PIG CORPORATION                                             501.38
OMNISOURCE FT WAYNE                                       2,334,145.01
OSBORNE INTERNATIONAL                                           688.32
PAYROLL DISBURSED (INCLUDES AMOUNTS PAID BY CORPORATE)    1,473,659.61
PIEDMONT FOUNDRY SUPPLY                                     255,527.86
PITNEY BOWES CREDIT CORP                                        519.00
PORTER WARNER IND                                            74,955.92
PRAIRIE TRANSPORTATION                                       13,440.00
PRECISION HYDRAULICS CO                                       3,003.99
PROCHEM ANALYTICAL                                              590.00
PRODUCT ACTION                                                2,617.56
PROFORMA                                                      3,424.00
PROVIDENT LIFE                                                   81.46
PROVIDENT LIFE & ACCIDENT                                     2,409.18
QSI, INC                                                        260.40
R.I. LAMPUS                                                  39,784.96
RADIO COMM. CO                                                  125.00
RED HILL GRINDING WHEEL                                       5,822.83
REI CONSULTANTS                                                 672.77
REXEL                                                           857.36
RICHMOND SECURITY SERVICES                                   10,394.16
RIVER RIDGE SUPPLY CO                                            68.04
ROBERTS SINTO CORP                                               35.90
RSC                                                           3,213.00
SAFETY & COMPLIANCE SERVICES                                  2,200.00
SAF-GARD SAFETY SHOE                                            484.96
SALEM TOOLS                                                     236.43
SALVATION ARMY                                                  300.00
SCHAEFER BRUSH MFG                                            3,048.00
SERVICE FIRST                                                 1,316.23
SMITH SERVICES                                               35,168.92
SOUTHERN AIR                                                  3,371.72
SOUTHERN MAINTENANCE SUPPLY                                   2,240.90
SPECIALTY FOUNDRY PRODUCTS                                   24,300.91
SPRAYING SYSTEMS                                                755.16
STERICYCLE INC                                                  175.42
SUPERIOR GRAPHITE                                            24,153.76
TEMPLETON'S MKT                                                 286.29
TENNANT COMPANY                                                 250.20
THE MASA CORP                                                 4,034.35
THERMO ELECTRON SCIENTIFIC                                    2,794.58
THOMPSON TRUCKING                                            53,213.51
THYSSENKRUPP SPECIALTY STEELS                                 2,039.04
TICE - ANDERSON, PATSY                                          363.20
TIME TECHNOLOGIES                                                96.67
TORRENCE PLUMBING                                             8,069.74
TRANSMAN                                                     27,332.44
TREASURER OF VA                                              14,068.62
TRENT, CLYDE L.                                                 250.62
TUCKER, DAVID                                                 2,643.20

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
MARCH 2005


            VENDOR               TOTAL DISBURSEMENTS
-------------------------------  -------------------
TUSCOLA SAGINAW BAY RAILWAY            29,433.50
UNITED HYDRAULICS INC                  22,961.35
UNITED RENTALS                          2,374.45
UNITED WAY OF CENTRAL VA                  186.75
VA CAROLINA BELTING                     6,145.51
VA DEPT OF TAX                          1,435.66
VA FLUID POWER                            890.00
VALLEY FASTENERS                        3,198.08
VALLEY FUEL INJECTION SERVICE             401.30
VBS                                     4,308.52
VERIZON                                 8,055.52
VIBRA SCREW                               833.00
VIRGINIA CAROLINA CONTROLS                115.75
VIRGINIA POWER ENERGY MARKETING       132,565.00
VWR SCIENTIFIC                            684.09
W.E.L. ENTERPRISES                      3,487.50
WATTS, ROY                                 15.75
WEBER MARKING SYSTEMS                   1,010.84
WENDT DUNNINGTON                          278.94
WEXFORD SAND COMPANY                   11,060.00
WHEELABRATOR ABRASIVES                 74,271.24
WIGGINGTON RD FAMILY PRACTICE              69.00
WILLIAMS, CLARENCE                      5,483.28
WILLIAMSON & WILMER                       781.79
WIRELESS SOLUTIONS                        192.00
WOODS, ROGERS                           3,755.97
WOOLDRIDGE HEATING & AIR                1,535.00
XEROX CORPORATION                       1,647.32
XPEDX                                  11,128.04
                                               -
                                  --------------
                                  $ 7,827,502.84

LYNCHBURG FOUNDRY
CASE NO. 04-67606
AT 3/31/05

ARCHER CREEK-BANK RECONCILIATION

Bank Balance                              $         -

Actual Outstanding Checks                  136,325.35
Prepetition Checks Voided in March          12,819.00
Misc Reconciling Items Adjusted in April    (1,944.78)
                                          -----------
                                           147,199.57
Unadjusted GL Balance                      147,199.57
                                          -----------
Difference                                $         -
                                          ===========

ARCHER CREEK
OUTSTANDING CHECKS
CASE NO. 04-67606

  DATE    CHECK  OUTSTANDING
 10/8/04  15418  $     28.35
 10/8/04  15419        85.61
 10/8/04  15421        28.35
10/11/04  15430        52.67
10/14/04  15447        42.76
10/15/04  15452       296.64
10/22/04  15555        48.50
 2/18/05  17795       291.29
  3/4/05  18095        64.90
 3/11/05  18276        75.00
 3/11/05  18279       338.00
 3/11/05  18294       402.81
 3/11/05  18295        30.45
 3/18/05  18418       126.50
 3/18/05  18441        92.30
 3/18/05  18450       316.22
 3/18/05  18451     1,539.99
 3/18/05  18484       138.77
 3/18/05  18490       488.19
 3/18/05  18491       412.00
 3/18/05  18493     1,432.10
 3/18/05  18498     1,199.50
 3/22/05  18538     2,600.00
 3/22/05  18541     1,234.02
 3/22/05  18542        51.98
 3/22/05  18545       407.34
 3/22/05  18546       422.26
 3/22/05  18553        71.13
 3/22/05  18555     1,505.00
 3/22/05  18556        14.53
 3/22/05  18558       750.42
 3/22/05  18559         4.74
 3/22/05  18564        84.70
 3/22/05  18565     2,868.00
 3/22/05  18566       881.15
 3/23/05  18573       260.34
 3/23/05  18574        83.84
 3/24/05  18588     1,920.30
 3/24/05  18591       400.00
 3/24/05  18596       658.39
 3/24/05  18597       177.00
 3/24/05  18603     8,000.00
 3/24/05  18607     3,500.00
 3/24/05  18624       295.00
 3/24/05  18632        93.50
 3/24/05  18639       363.20
 3/24/05  18645     2,600.00
 3/24/05  18646       175.94
 3/24/05  18647        10.50
 3/24/05  18648        18.72
 3/24/05  18652       268.14
 3/24/05  18655     1,150.00
 3/24/05  18656       260.00
 3/24/05  18661     2,106.51
 3/24/05  18662        30.00
 3/24/05  18667       202.75
 3/24/05  18668        81.33
 3/24/05  18669     1,434.00
 3/29/05  18671     7,203.00
 3/29/05  18672     1,816.72
 3/30/05  18673       205.12
 3/30/05  18674        13.37
 3/30/05  18675        35.90
 3/30/05  18676        77.40
 3/30/05  18677    25,210.50
 3/30/05  18683       111.46
 3/30/05  18684       519.33
 3/30/05  18685       968.79
 3/30/05  18686     2,275.73
 3/30/05  18687        81.08
 3/30/05  18688       512.88
 3/30/05  18689        60.75
 3/30/05  18690        11.19
 3/30/05  18691        66.00
 3/30/05  18692       150.00
 3/30/05  18693     1,172.80
 3/30/05  18694       396.52
 3/30/05  18695       212.66
 3/30/05  18696         3.76
 3/30/05  18697       394.90
 3/30/05  18698       149.65
 3/30/05  18699       576.78
 3/30/05  18700       640.64
 3/30/05  18701         6.00
 3/30/05  18702    48,883.03
 3/30/05  18703     1,212.42
 3/30/05  18704       145.00
 3/31/05  18705       611.84
 3/31/05  18706        84.50

                 $136,325.35

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 3/31/2005

                             MONTHLY CASH STATEMENT

                                                                                    CASE NO. 04-67606
                                                                        LYNCHBURG FOUNDRIES - (RADFORD FOUNDRY)
                                                              ---------------------------------------------------------------
                        ACCOUNT TYPE                          LOCKBOX 77307  DEPOSITORY      AP      PR (HOURLY)  PR (SALARY)
                         Account #                               1599413     5401086474  2770716419   2770716401  2770716708
                            BANK                                Bank One      Stan Fed    Stan Fed     Stan Fed    Stan Fed
BEGINNING BANK BALANCE                                                    -           -           -            -            -
RECEIPTS                                                                  -           -           -            -            -
TRANSFERS IN  (CORPORATE)                                                 -           -           -            -            -
DIP INFLOW                                                                -           -           -            -            -
DISBURSEMENTS                                                             -           -           -            -            -
TRANSFERS OUT (CORPORATE)                                                 -           -           -            -            -
DIP REPAYMENT                                                             -           -           -            -            -
                                                              ----------------------------------------------------------------------
ENDING BANK BALANCE                                                       -           -           -            -            -

DISBURSEMENTS PAID FOR BY CORPORATE                                                          51,371
CHECKS ISSUED                                                                                     -
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                            -
                                                                                         ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                             $   51,371
                                                                                         ==========

NOTE: Radford's payroll is consolidated with the Corporate payroll due to immateriality

RADFORD FOUNDRY                        CASE NO. 04-67606
Cash Disbursements
MARCH 2005

       Vendor          Total Disbursements
---------------------  -------------------
ADP                         $   101.00
AETNA                           103.58
CITY OF RADFORD               6,725.22
CUSTOM CONTRACTING           21,384.00
CUSTOM CONTRACTING           20,500.00
CUSTOM CONTRACTING            2,500.00
LINA (FORMERLY CIGNA)             8.00
PROVIDENT LIFE                   49.59
                            ----------
                            $51,371.39

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: LYNCHBURG FOUNDRY, INC.       Capacity:         ___    Shareholder
      Case Number: 04-67606                           ___    Officer
                                                      ___    Director
                                                      ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly           or               Monthly

                                 ______

CURRENT BENEFITS PAID:           Weekly           or               Monthly

           Health Insurance      ______                            _______

           Life Insurance        ______                            _______

           Retirement            ______                            _______

           Company Vehicle       ______                            _______

           Entertainment         ______                            _______

           Travel                ______                            _______

           Other Benefits        ______                            _______

           Total Benefits        ______                            _______

CURRENT OTHER BENEFITS PAID:     Weekly           or               Monthly

           Rent Paid             ______                            _______

           Loans                 ______                            _______

           Other (Describe)      ______                            _______

           Other (Describe)      ______                            _______

           Other (Describe)      ______                            _______

           Total Other Payments  ______                            _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly           or               Monthly

                                 _______                           $0

Dated: APRIL 20, 2005            _________________________________________
                                 PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Lynchburg Foundry, Inc.
                                                           Case Number: 04-67606

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE           CARRIER        POLICY PERIOD
--------------------  --------------  -----------------
Property              Lloyds           11/1/04-11/1/05
Boiler/Machine        Hartford         11/1/04-11/1/05
Cargo                 Fireman's Fund   11/1/04-11/1/05
Truck Cargo           Fireman's Fund   11/1/04-11/1/05

Aviation              USAIG            11/1/04-11/1/05

Fiduciary             St. Paul         11/1/04-11/1/05

Primary D&O           St. Paul         11/1/04-11/1/05
Excess D&O            Chubb            11/1/04-11/1/05
Excess D&O            Platte River     11/1/04-11/1/05

Crime                 AIG              12/1/04-12/1/05

General Liability     ACE             12/22/04-12/22/05
Umbrella              National Union  12/22/04-12/22/05

Workers' Comp         ACE             12/22/04-6/22/05
Excess Workers' Comp  ACE             12/22/04-12/22/05

Auto                  ACE             12/22/04-12/22/05

Foreign (DIC)         ACE             12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67608
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
NORTHERN CASTINGS CORP.                     )
                         Debtor             )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

   [X]        Operating Statement                         (Form 2)

   [X]        Balance Sheet                               (Form 3)

   [X]        Summary of Operations                       (Form 4)

   [X]        Monthly Cash Statement                      (Form 5)

   [X]        Statement of Compensation                   (Form 6)

   [X]        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)
                                                        YES [X]          NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                        YES [X]          NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)
                                                        YES [X]          NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                        YES [X]          NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                        YES [X]          NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   APRIL 20, 2005                /s/ Robert E. Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer    (248) 952-2500
                                       -----------------------    --------------
                                       Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 3-31-05
($000's)

                                                 CASE #04-67608
                                                   NORTHERN
                                                   CASTINGS
                                       ----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
Net Sales                                    $ 1,807              $ 9,256

Cost of Goods Sold
Materials and Freight                            546                2,655
Wages - Hourly                                   259                1,345
Wages-Salary                                      85                  490
Employee Benefits and Pension                    124                  710
 Repairs & Maintenance                           111                  476
Supplies                                          99                  530
Utilities                                        160                  880
Purchased Components/Services                     86                  353
Income(loss) from Pattern Sales                    -                 (143)
 Fixed Asset - (gain/loss)                         -                    -
 MIS Expense                                      10                   69
 Travel & Entertainment                            -                   10
 Other Variable Costs                             16                  121
 Depreciation & Amortization                      42                  253
 Other Allocated Fixed Costs                       -                    -
 Other Fixed Costs                                20                  113
                                       -------------   ------------------
Cost of Goods Sold                             1,558                7,862

Gross Profit                                     249                1,394

Plant SG&A Expense                                 -                    -
SG&A Expense - Allocation (Sched 1)               51                  292
 Other Operating Expenses                          -                    -
                                       -------------   ------------------
 Total Operating Expenses                         51                  292

 Operating Profit                                198                1,102

 Outside Interest Income                           -                    -
 Outside Interest (Expense)                        -                    -
 Intercompany Interest Income                      -                    -
 Intercompany Interest (Expense)                 (28)                 (64)
 Charges (From) Affiliates                         -                    -
 Charges To Affiliates                             -                    -
Income/Loss From European Operations               -                    -
 Other Income/(Expense)                            -                    -
                                       -------------   ------------------
 Total Non-Operating Expenses                    (28)                 (64)

 Income Before Income Taxes                      170                1,038

 Income Tax Expense                                1                    4

                                       -------------   ------------------
 Net Income                            $         169   $            1,034
                                       =============   ==================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   March
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                            March
                                                           ------
Officer Compensation                                         $189
Salary Expense other Employees                                919
Employee Benefits and Pension                                 105
Payroll Taxes                                                  60
Other Taxes                                                     0
Rent and Lease Expense                                        216
Interest Expense
Insurance                                                      62
Automobile and Truck Expense                                   11
Utilities(Gas Electric,Phone)                                  68
Depreciation                                                   87
Travel and Entertainment                                       80
Repairs and Maintenance                                        51
Advertising/Promotion                                           0
Supplies, Office Expense                                       32

Other:
Contributions                                                   0
Professional Fees - Audit/Tax                                 350
Bank Fees                                                      15
Public Reporting Fees                                          16
Employee Relocation/Training                                    2
Data Processing                                                29
Dues and Subscriptions                                         36
Outside Services                                              172
Project Development Costs net of Billings                      73
Director Fees                                                  25
Miscellaneous                                                   4
Legal Fees                                                      1
Cost Allocation - Europe                                      (78)
Cost Allocation - Out                                        (273)
                                                           ------
                                                           $2,250
                                                           ======

Allocation:

Wagner Castings                                               191
Northern Castings                                              51
Ironton Iron                                                    0
Lynchburg Foundry                                             193
Columbus Foundry                                              313
Wagner Havana                                                   0
Intermet U.S. Holdings                                        261
Cast-Matic Corp.                                               82
Diversified Diemakers                                         257
Ganton Technologies                                           168
Tool Products                                                 137
Corporate                                                     597
                                                           ------
Total                                                      $2,250
                                                           ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 03-31-05

                                                CASE #04-67608
                                                --------------
                                                   NORTHERN
                                                   CASTINGS
                                                --------------
Cash And Equivalents                            $            0
Accounts Receivable                                      1,896
Short-Term Intercompany Receivables                          0
Inventories                                                864
Other Current Assets                                         3
                                                --------------
   TOTAL CURRENT ASSETS                                  2,763

Land and Buildings                                       2,266
 Machinery & Equipment                                   8,644
 Construction In Progress                                  678
                                                --------------
 Total Fixed Assets                                     11,588
 Accumulated Depreciation                               (9,266)
                                                --------------
    NET FIXED ASSETS                                     2,322

 Investment In Subsidiaries                                  0
Investment In European Operations                            0
 Long-Term Intercompany Receivables                     11,256
 Deferred Taxes, Long-Term Asset                             0
 Other Assets                                              110
                                                --------------

    TOTAL ASSETS                                      $ 16,451
                                                ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                      $    276
Wages and Salaries  (See schedule)                          85
Taxes Payable - (See schedule)                              40
                                                --------------
  TOTAL POST PETITION LIABILITIES                          401

SECURED LIABILITIES:
SECURED BANK DEBT                                            0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                        0
 Accrued Tax - State                                         0
 Accrued Property Taxes                                     29
 Accrued Workers Comp.                                      49
Accrued Payroll                                              0
Accrued Payroll Taxes                                        0
                                                --------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                  78

UNSECURED LIABILITIES
Accounts Payable                                         1,661
Senior  & IDR Bonds                                          0
                                                --------------
TOTAL UNSECURED LIABILITIES                              1,661

OTHER LIABILITIES
Accrued Liabilities                                        356
Short-Term Intercompany Payables                             1
Capital Leases                                               0
 Retirement Benefits                                         0
 Deferred Taxes - Long-Term Liability                        0
 Other Long-Term Liabilities                                 0
 Long-Term Intercompany Payables                             0
 Minority Interest                                           0
                                                --------------
 TOTAL LIABILITIES                                       2,497

 Common Stock                                                0
 Capital In Excess Of Par Value                          1,800
Retained Earnings - Prepetition                         11,120
Retained Earnings - Post Petition                        1,034
Equity In European Operations
 Accumulated Translation Adjustment                          0
 Minimum Pension Liability Adjustment                        0
 Unearned Restricted Stock                                   0
                                                --------------
TOTAL SHAREHOLDER EQUITY                                13,954
                                                --------------

 TOTAL LIABILITIES AND EQUITY                         $ 16,451
                                                ==============

PERIOD ENDED: 03-31-05          NORTHERN CASTINGS CORP.           CASE #04-67608

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                   Balance                                                     Balance
                                                    as of           Accrued /        Payments /                as of
                                                 2/28/2005          Withheld          Deposits                03/31/05
                                                 ---------          ---------        ----------              ---------
Income tax withheld: Federal                     ($  4,603)         ($ 31,789)       $   34,071              ($  2,321)
Income tax withheld: State                          (2,207)           (14,216)           15,232                 (1,191)
Income tax withheld: Local                               0                  0                 0                      0
FICA Withheld                                       (4,700)           (26,506)           28,457                 (2,749)
Employers FICA                                      (4,403)           (25,935)           27,885                 (2,453)
Unemployment Tax: Federal                           (3,961)                 0                 0                 (3,961)
Unemployment Tax: State                                  0                  0                 0                      0
All Other Payroll W/H                                    0                  0                 0                      0

State Taxes: Inc./Sales/Use/Excise                    (646)            (5,339)                0                 (5,985)
Property Taxes                                     (12,500)            (2,000)                0                (14,500)

Workers Compensation                               (18,657)            (7,000)           18,555                 (7,102)
                                                 ---------          ---------        ----------              ---------
Total                                            ($ 51,677)         ($112,785)       $  124,200              ($ 40,262)

Wages and Salaries                                 (64,485)           (47,965)           27,495                (84,956)
                                                 ---------          ---------        ----------              ---------
Grand Total                                      ($116,162)         ($160,750)       $  151,694              ($125,218)
                                                 =========          =========        ==========              =========


                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                       Total            0-30 Days        30-60 Days           Over 60 Days
                                                ----------         ----------        ----------           ------------
Accounts Payable                                $  276,212         $  276,212        $        0           $          0
Accounts Receivable                             $1,942,094         $1,691,605        $   69,818           $    180,671

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 3/31/2005

                                                                                CASE # 04-67608
                                                                          NORTHERN CASTINGS (HIBBING)
                                         ---------------------------------------------------------------------------------------
                     ACCOUNT TYPE        LOCKBOX 77122         DEPOSIT            AP               PR (HOURLY)        PR (SALARY)
                       ACCOUNT #               1261483       5401086458       2770716435            2770716427        2770716682
                         BANK               Bank One         Stan. Fed.        Stan. Fed.           Stan. Fed.        Stan. Fed.
                     -------------       -------------       ----------       ----------           -----------        ----------
BEGINNING BANK BALANCE                               -                -                -                     -                 -
RECEIPTS                                       307,728        1,068,477                -                     -                 -
TRANSFERS IN (CORPORATE)                             -                -          667,250               253,440            68,969
DIP INFLOW                                           -                -                -                     -                 -
DISBURSEMENTS                                        -                -         (667,250)             (253,440)          (68,969)
TRANSFERS OUT (CORPORATE)                     (307,728)      (1,068,477)               -                     -                 -
DIP REPAYMENT                                        -                -                -                     -                 -
                                         -------------       ----------       ----------           -----------        ----------
ENDING BANK BALANCE                                  -                -                -                     -                 -

DISBURSEMENTS PAID FOR BY CORPORATE                                            1,043,155  Includes $ 472,412 DISA Equipment Purchase
CHECKS ISSUED                                                                    697,014
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                           312,431
                                                                             -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                 $ 2,052,601
                                                                             ===========

OUTSTANDING CHECKS AS OF FEBRUARY 28                                              91,117
VOIDED CHECKS OUTSTANDING AS OF FEBRUARY 28                                          (85)
CHECKS ISSUED IN MARCH                                                           697,014
CHECK CLEARED IN MARCH                                                          (666,604)   EFT of $ 646.00 excluded.
                                                                             -----------
OUTSTANDING CHECKS AS OF MARCH 31 (SEE OUTSTANDING CHECKLIST)                $   121,443
                                                                             ===========

NORTHERN CASTINGS CORP
CASE NO. 04-67608
AT 3/31/05

HIBBING - BANK RECONCILIATION

Bank Balance                            $        -

Actual Outstanding Checks               121,442.60
Manual Check #76177 booked in April              -
                                        ----------
                                        121,442.60

Unadjusted GL Balance                   121,442.60
                                        ----------
Difference                              $        -
                                        ==========

NORTHERN CASTINGS CORP
OUTSTANDING CHECKS
CASE NO. 04-67608

     DATE   CHECK   OUTSTANDING
---------   -----   -----------
3/16/2005   76363   $    106.50
3/17/2005   76409      1,305.00
3/18/2005   76412      5,000.00
3/22/2005   76417        330.77
3/23/2005   76435        140.45
3/23/2005   76438      1,638.00
3/23/2005   76446        118.43
3/23/2005   76449         16.00
3/23/2005   76452      2,948.59
3/23/2005   76454        927.19
3/23/2005   76458         13.00
3/23/2005   76459      4,588.40
3/23/2005   76469        200.00
3/28/2005   76475      1,144.00
3/28/2005   76480        973.70
3/30/2005   76481         50.00
3/30/2005   76486        360.93
3/30/2005   76487      6,814.35
3/30/2005   76488        370.34
3/30/2005   76489      1,718.95
3/30/2005   76491      1,017.08
3/30/2005   76492      1,200.00
3/30/2005   76494     10,736.25
3/30/2005   76495      5,430.73
3/30/2005   76496      1,341.00
3/30/2005   76497        964.52
3/30/2005   76498        591.50
3/30/2005   76499        449.42
3/30/2005   76500        957.00
3/30/2005   76501        180.00
3/30/2005   76502        287.00
3/30/2005   76503        156.79
3/30/2005   76504        281.48
3/30/2005   76505        210.00
3/30/2005   76506        673.15
3/30/2005   76507      4,181.67
3/30/2005   76508        519.20
3/30/2005   76509        364.44
3/30/2005   76510        975.00
3/30/2005   76511        541.32
3/30/2005   76512        230.00
3/30/2005   76513      1,156.59
3/30/2005   76514         47.93
3/30/2005   76515      1,610.30
3/30/2005   76516        351.03
3/30/2005   76517      4,593.30
3/30/2005   76518        131.30
3/30/2005   76519     53,000.00
3/31/2005   76520        500.00

                    $121,442.60

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
MARCH 2005

       VENDOR                       TOTAL DISBURSEMENTS
-----------------------             -------------------
3 RIVERS TRUCKING                           $ 21,087.06
AERUS                                            106.50
AETNA                                          1,447.41
AGFA NDT                                         205.21
AIR HYDRAULICS SYSTEMS                            97.54
AIRGAS                                         6,768.90
ALTER TRADING                                 45,000.00
AMERICAN COLLOID                              48,310.53
AMERIPRIDE LINEN                               2,278.77
APPLIED IND. TECH                                793.58
B & R ENGINEERING                              3,678.91
BALDWIN SUPPLY                                 8,375.96
BARR ENG.                                         11.18
BDI - BEARING SERVICE                          1,013.77
BEAR COUNTRY                                   1,995.00
BECKSTROM, BRUCE                                  88.16
BEHR IRON                                    385,000.00
BEHR SPECIALTY                                 3,160.00
BERGAN, RON                                       64.00
BOB SCOFIELD TRUCKING                         20,764.00
BOOTH, RICHARD                                   166.60
BRUCE SMITH                                    2,262.00
CARLSON SYSTEMS                                1,651.12
CARPENTER BROTHERS                             1,929.00
CARQUEST                                         382.22
CAST CORPORATION                             134,612.00
CHAMPION CHISEL WORKS                          1,030.40
CON-WAY                                          267.66
CRI RECYCLING                                    805.00
CTS                                              110.00
CUSTOM LETTERING                                 254.00
DIKE-O-SEAL, INC                                 983.27
DISA                                           1,629.90
DISA                                         472,412.00
DULUTH CLINIC                                    540.00
DULUTH CLINIC FITNESS                            806.25
ELKEM                                         70,638.71
ELVIN SAFETY SUPPLY                              299.93
EMSCO, INC                                    27,248.15
ENTERPRISE                                       766.34
ERICKSON LUMBER & FUEL                           350.26
FARGO WEAR INC                                   432.05
FASTENAL                                       1,153.78
FERRELLGAS                                     2,455.82
FULL CIRCLE IMAGE                                 83.26
G E CAPITAL                                    2,034.16
GEORGE BOUGALIS                                2,400.00
GIL-MAR MANUFACTURING                         40,706.25
GMP LOCAL 21 B                                 1,305.00
GREAT WESTERN RECYCLING                       10,898.20
H R DIRECT                                       140.45
HERAEUS ELECTRO-NITE                           2,477.85
HI TEMP INCORPORATED                           2,032.33

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
MARCH 2005

       VENDOR                       TOTAL DISBURSEMENTS
-----------------------             -------------------
HIBBING CHAMBER OF COMMERCE                      286.00
HIBBING COMMUNITY COLLEGE                      1,050.00
HONSA ERGONOMIC TECHNOLOGIES                      87.00
HYTEST SAFETY FOOTWEAR                           206.88
I.R.B. INC                                     2,457.00
INDUCTOTHERM                                  11,745.15
IRS                                               50.00
IRS                                               50.00
J. N. JOHNSON                                    591.50
JASPER ENG. & EQUIPMENT                          342.47
JOHNSON FLORAL                                   100.69
L & L RENTAL                                     449.42
L & S ELECTRIC                                   366.00
LANDAUER                                         653.80
LARPEN METALLURGICAL                           1,914.00
LEADING EDGE                                   2,500.00
LECO                                             312.00
LEKATZ, MIKE                                     189.10
LERCH BROTHERS                                   180.00
LIFT PRO                                       1,099.04
LINA                                               8.00
M. LEE SMITH PUBLISHERS LLC                      287.00
MCMASTER-CARR                                  4,085.64
MESABI OFFICE EQUIPMENT                          534.95
METOKOTE CORP                                  4,410.76
MIDTOWN MACHINE                                  276.63
MIDWEST COMPUTER                                 834.83
MIELKE ELECTRIC WORKS                            219.70
MILLER & CO                                   60,030.56
MINNESOTA BEARING                                898.38
MINNESOTA INDUSTRIES                           7,137.20
MINNESOTA POWER                              116,684.40
MINNESOTA SAFETY COUNCIL                         285.00
MINNESOTA SUPPLY CO                            9,538.00
MINN-TECH ELECTRONICS                          4,532.20
MN CHIILD SUPPORT                              2,726.76
MN CHIILD SUPPORT                              2,569.18
MN CHIILD SUPPORT                              1,144.00
MN DEPT OF REV.                                  224.47
MN DEPT OF REV.                                  177.88
MN DEPT OF REV.                                   67.75
MN DEPT OF REV.                                   51.74
MODERN PLATING                                   408.32
MORRIS MATERIAL HANDLING                         102.48
NEW CASTLE E-COATING PLUS LLC                    519.20
NFPA                                             118.43
NORTH STAR IMAGING                             1,119.51
NORTHERN TECHNOLOGIES                            364.44
NUBBLE TECHNOLOGY                              5,497.00

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
MARCH 2005

       VENDOR                                                   TOTAL DISBURSEMENTS
-----------------------                                         -------------------
OCCUPATION AL DEV. CENTER                                                  7,060.30
OFFICE NORTH                                                               1,436.68
OIL-TEC LABORATORIES                                                          16.00
OVERHEAD DOOR CO                                                              66.10
P & H MINE PRO SERVICES                                                      560.00
PAYROLL DISBURSED (INCLUDES AMOUNTS PAID BY CORPORATE)                   312,431.40
PHILLIPS HEATING/COOLING INC                                                 302.00
PRECISION REPAIR & CALIBRATION                                               330.77
PROFORMA                                                                     668.04
PROGRESSIVE BUS. PUBLICATIONS                                                230.00
PROVIDENT LIFE                                                               359.12
PROVIDENT LIFE                                                                67.29
PTS, INC.                                                                    602.52
PUBLIC UTILITIES                                                          51,409.94
QUICK, ALAN                                                                   84.60
QUICK, ALAN                                                                   80.28
R.E. NICHOLSON VENTURES                                                      400.00
RADKO IRON & SUPPLY                                                        3,476.45
RANGE AUTO GLASS                                                              44.41
RANGE BUILDING MAINTENANCE                                                 1,166.18
RANGE STEEL FABRICATORS                                                    6,321.85
RANGE WATER CONDITIONING                                                      47.93
RCB COLLECTIONS                                                              192.36
RESERVE ACCOUNT                                                              500.00
RRHS UMCM MESABA CLINIC                                                      200.00
SACCO PAINT SUPPLY                                                           927.19
SAFETY-KLEEN                                                                 255.60
SECRETARY OF STATE                                                            30.00
SECURITAS SEC SERV                                                         4,830.90
SIM SUPPLY                                                                 3,058.34
ST. LOUIS CTY                                                             10,000.00
ST. LOUIS CTY                                                              4,000.00
STANCO PRODUCTS CO                                                           897.63
SULLIVAN CANDY & SUPPLY                                                    1,265.18
SUNNY HILL DIST                                                               13.00
TDS METROCOM                                                                 580.98
TIRTEC                                                                     4,651.00
TODD SCHMELZER                                                               180.96
TOWN AND COUNTRY ELECTRIC                                                  9,716.40
TRIMARK INDUSTRIAL                                                           308.24
TRITEC OF MN INC                                                          16,865.00
TTS                                                                          185.34
UNIMIN                                                                     9,100.00
VERIZON                                                                       74.53
VICKERS                                                                    7,680.56
VISTA EYES                                                                   131.30
W A HAMMOND DRIERITE                                                         243.09
WALLEY'S DRAIN CLEANING                                                      110.00
WEIGH-RITE SCALE CO                                                           18.83
WHEELABRATOR                                                               4,427.57
                                                                      -------------
                                                                      $2,052,600.76

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    NORTHERN CASTINGS CORP.       Capacity:    ___      Shareholder
         Case Number:  04-67608                     ___      Officer
                                                    ___      Director
                                                    ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly       or        Monthly

                                            _______                _______

CURRENT BENEFITS PAID:                      Weekly       or        Monthly

                  Health Insurance          _______                _______

                  Life Insurance            _______                _______

                  Retirement                _______                _______

                  Company Vehicle           _______                _______

                  Entertainment             _______                _______

                  Travel                    _______                _______

                  Other Benefits            _______                _______

                  Total Benefits            _______                _______

CURRENT OTHER BENEFITS PAID:                Weekly        or       Monthly

                  Rent Paid                 _______                _______

                  Loans                     _______                _______

                  Other (Describe)          _______                _______

                  Other (Describe)          _______                _______

                  Other (Describe)          _______                _______


                  Total Other Payments      _______                _______


CURRENT TOTAL OF ALL PAYMENTS:              Weekly        or       Monthly

                                            _______                $0

Dated:  APRIL 20, 2005                  ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Northern Castings Corp.
                                                           Case Number: 04-67608

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE         CARRIER          POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                             )
INTERMET CORPORATION, ET AL        )   CASE NO: 04-67613
                                   )   Chapter 11
SUDBURY, INC.                      )   Judge: Marci B. McIvor
                     Debtor        )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]     Operating Statement                (Form 2)

      [X]     Balance Sheet                      (Form 3)

      [X]     Summary of Operations              (Form 4)

      [X]     Monthly Cash Statement             (Form 5)

      [X]     Statement of Compensation          (Form 6)

      [X]     Schedule of In-Force Insurance     (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                       YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                       YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                       YES [X] NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                                       YES [X] NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                       YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: APRIL 20, 2005                   /s/ Robert E. Belts
                                        ---------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer  (248) 952-2500
                                        -----------------------  --------------
                                        Title                    Phone

Intermet Corp. and Subsidiaries
Operating statement
For the Month Ended 3-31-05
($000's)

                                               CASE # 04-67613
                                                  SUDBURY
                                                    INC.
                                          ------------------------
                                          Current      Total Since
                                           Month         Filing
                                          -------      -----------
 Net Sales                                 $  0          $     0

Cost of Goods Sold
Materials and Freight                         -                -
Wages - Hourly                                -                -
Wages-Salary                                  -                -
Employee Benefits and Pension                 -                -
 Repairs & Maintenance                        -                -
Supplies                                      -                -
Utilities                                     -                -
Purchased Components/Services                 -                -
Income(loss) from Pattern Sales               -                -
 Fixed Asset - (gain/loss)                    -                -
 MIS Expense                                  -                -
 Travel & Entertainment                       -                -
 Other Variable Costs                         -                -
 Depreciation & Amortization                  -              177
 Other Allocated Fixed Costs                  -                -
 Other Fixed Costs                            -               (1)
                                           ----         --------
Cost of Goods Sold                            -              176

Gross Profit                                  -             (176)

Plant SG&A Expense                            -                -
SG&A Expense - Allocation (Sched 1)           -                -
 Other Operating Expenses                     -           62,559
                                           ----         --------
 Total Operating Expenses                     -           62,559

 Operating Profit                             -          (62,735)

 Outside Interest Income                      -                -
 Outside Interest (Expense)                   -                -
 Intercompany Interest Income                 -                -
 Intercompany Interest (Expense)              -              (13)
 Charges (From) Affiliates                    -                -
 Charges To Affiliates                        -                -
Income/Loss From European Operations          -                -
 Other Income/(Expense)                       -                -
                                           ----         --------
 Total Non-Operating Expenses                 -              (13)

 Income Before Income Taxes                   -          (62,748)

 Income Tax Expense                           -                -
                                           ----         --------
 Net Income                                $  0        ($ 62,748)
                                           ====         ========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   March
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                  March
                                                  ------
Officer Compensation                              $  189
Salary Expense other Employees                       919
Employee Benefits and Pension                        105
Payroll Taxes                                         60
Other Taxes                                            0
Rent and Lease Expense                               216
Interest Expense
Insurance                                             62
Automobile and Truck Expense                          11
Utilities(Gas Electric,Phone)                         68
Depreciation                                          87
Travel and Entertainment                              80
Repairs and Maintenance                               51
Advertising/Promotion                                  0
Supplies, Office Expense                              32

OTHER:

Contributions                                          0
Professional Fees - Audit/Tax                        350
Bank Fees                                             15
Public Reporting Fees                                 16
Employee Relocation/Training                           2
Data Processing                                       29
Dues and Subscriptions                                36
Outside Services                                     172
Project Development Costs net of Billings             73
Director Fees                                         25
Miscellaneous                                          4
Legal Fees                                             1
Cost Allocation - Europe                             (78)
Cost Allocation - Out                               (273)
                                                  ------
                                                  $2,250
                                                  ======

Allocation:

Wagner Castings                                      191
Northern Castings                                     51
Ironton Iron                                           0
Lynchburg Foundry                                    193
Columbus Foundry                                     313
Wagner Havana                                          0
Intermet U.S. Holdings                               261
Cast-Matic Corp.                                      82
Diversified Diemakers                                257
Ganton Technologies                                  168
Tool Products                                        137
Corporate                                            597
                                                  ------
Total                                             $2,250
                                                  ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 03-31-05

                                                CASE # 04-67613
                                                ---------------
                                                   SUDBURY
                                                     INC.
                                                ---------------
Cash And Equivalents                               $      0
Accounts Receivable                                       7
Short-Term Intercompany Receivables                       0
Inventories                                               0
Other Current Assets                                      0
                                                   --------
   TOTAL CURRENT ASSETS                                   7

Land and Buildings                                   (2,077)
 Machinery & Equipment                              (23,412)
 Construction In Progress                                 0
                                                   --------
 Total Fixed Assets                                 (25,489)
 Accumulated Depreciation                            25,489
                                                   --------
   NET FIXED ASSETS                                       0

 Investment In Subsidiaries                               0
Investment In European Operations                         0
 Long-Term Intercompany Receivables                  12,860
 Deferred Taxes, Long-Term Asset                          0
 Other Assets                                            76
                                                   --------
   TOTAL ASSETS                                    $ 12,943
                                                   ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                   $      0
Wages and Salaries  (See schedule)                        0
Taxes Payable - (See schedule)                            0
                                                   --------
  TOTAL POST PETITION LIABILITIES                         0

SECURED LIABILITIES:
SECURED BANK DEBT                                         0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                (2,031)
 Accrued Tax - State                                      0
 Accrued Property Taxes                                  47
 Accrued Workers Comp.                                    0
 Accrued Payroll                                          0
Accrued Payroll Taxes                                     0
                                                   --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES           (1,984)

UNSECURED LIABILITIES
Accounts Payable                                          2
Senior  & IDR Bonds                                       0
                                                   --------
TOTAL UNSECURED LIABILITIES                               2

OTHER LIABILITIES
Accrued Liabilities                                       1
Short-Term Intercompany Payables                          0
Capital Leases                                            0
 Retirement Benefits                                      0
 Deferred Taxes - Long-Term Liability                     0
 Other Long-Term Liabilities                              0
 Long-Term Intercompany Payables                     64,312
 Minority Interest                                        0
                                                   --------
 TOTAL LIABILITIES                                   62,331

 Common Stock                                             0
 Capital In Excess Of Par Value                      86,100
Retained Earnings - Prepetition                     (72,740)
Retained Earnings - Post Petition                   (62,748)
Equity In European Operations                             0
 Accumulated Translation Adjustment                       0
 Minimum Pension Liability Adjustment                     0
 Unearned Restricted Stock                                0
                                                   --------
TOTAL SHAREHOLDER EQUITY                            (49,388)
                                                   --------

 TOTAL LIABILITIES AND EQUITY                      $ 12,943
                                                   ========

PERIOD ENDED: 03-31-05               SUDBURY INC.                 CASE #04-67613

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                           Balance                                     Balance
                                            as of       Accrued /      Payments /       as of
                                          2/28/2005     Withheld        Deposits      3/31/2005
                                          ---------     ---------      ----------     ---------
Income tax withheld: Federal              $       0     $       0      $        0     $       0
Income tax withheld: State                $       0     $       0      $        0     $       0
Income tax withheld: Local                $       0     $       0      $        0     $       0
FICA Withheld                             $       0     $       0      $        0     $       0
Employers FICA                            $       0     $       0      $        0     $       0
Unemployment Tax: Federal                 $       0     $       0      $        0     $       0
Unemployment Tax: State                   $       0     $       0      $        0     $       0
All Other Payroll W/H                     $       0     $       0      $        0     $       0
                                          $       0     $       0      $        0     $       0
State Taxes: Inc./Sales/Use/Excise        $       0     $       0      $        0     $       0
Property Taxes                            $       0     $       0      $        0     $       0
                                          $       0
Workers Compensation                              0             0               0             0
                                          ---------     ---------      ----------     ---------

Total                                     $       0     $       0      $        0     $       0

Wages and Salaries                                0             0               0             0
                                          ---------     ---------      ----------     ---------

Grand Total                               $       0     $       0      $        0     $       0
                                          =========     =========      ==========     =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)              0-30 Days     30-60 Days    Over 60 Days
Accounts Payable                          $       0     $        0    $          0
Accounts Receivable                       $       0     $        0    $      7,000

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 3/31/2005

                             MONTHLY CASH STATEMENT

                                            CASE # 04-67613
                                             SUDBURY, INC.
                                  -----------------------------------
      ACCOUNT TYPE                  INVESTMENT           INVESTMENT
       ACCOUNT #                   413046662076          413046663076
         BANK                     Morgan Stanley       Morgan Stanley
BEGINNING BANK BALANCE                 554                296,150
RECEIPTS                                 1                    585
TRANSFERS IN (CORPORATE)                 -                      -
DIP INFLOW                               -                      -
DISBURSEMENTS                            -                 (8,067)
TRANSFERS OUT (CORPORATE)                -                      -
DIP REPAYMENT                            -                      -
                                       ---                -------
ENDING BANK BALANCE                    555                288,667

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: SUDBURY, INC.               Capacity:     ___      Shareholder
      Case Number: 04-67613                     ___      Officer
                                                ___      Director
                                                ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly            or           Monthly

                                    _______                        _______

CURRENT BENEFITS PAID:              Weekly            or           Monthly

            Health Insurance        _______                        _______

            Life Insurance          _______                        _______

            Retirement              _______                        _______

            Company Vehicle         _______                        _______

            Entertainment           _______                        _______

            Travel                  _______                        _______

            Other Benefits          _______                        _______

            Total Benefits          _______                        _______

CURRENT OTHER BENEFITS PAID:        Weekly            or           Monthly

            Rent Paid               _______                        _______

            Loans                   _______                        _______

            Other (Describe)        _______                        _______

            Other (Describe)        _______                        _______

            Other (Describe)        _______                        _______

            Total Other Payments    _______                        _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly            or           Monthly

                                    _______                        $ 0

Dated: APRIL 20, 2005

                                    PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                   Sudbury, Inc.
                                                           Case Number; 04-67613

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                 CARRIER                  POLICY PERIOD
--------------                 -------                  -------------
Property                       Lloyds                   11/1/04-11/1/05
Boiler/Machine                 Hartford                 11/1/04-11/1/05
Cargo                          Fireman's Fund           11/1/04-11/1/05
Truck Cargo                    Fireman's Fund           11/1/04-11/1/05

Aviation                       USAIG                    11/1/04-11/1/05

Fiduciary                      St. Paul                 11/1/04-11/1/05

Primary D&O                    St. Paul                 11/1/04-11/1/05
Excess D&O                     Chubb                    11/1/04-11/1/05
Excess D&O                     Platte River             11/1/04-11/1/05

Crime                          AIG                      12/1/04-12/1/05

General Liability              ACE                      12/22/04-12/22/05
Umbrella                       National Union           12/22/04-12/22/05

Workers' Comp                  ACE                      12/22/04-6/22/05
Excess Workers' Comp           ACE                      12/22/04-12/22/05

Auto                           ACE                      12/22/04-12/22/05

Foreign (DIC)                  ACE                      12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )        CASE NO: 04-67602
                                    )        Chapter 11
                                    )        Judge: Marci B. McIvor
SUDM, INC.                          )
                       Debtor       )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]       Operating Statement                (Form 2)

     [X]       Balance Sheet                      (Form 3)

     [X]       Summary of Operations              (Form 4)

     [X]       Monthly Cash Statement             (Form 5)

     [X]       Statement of Compensation          (Form 6)

     [X]       Schedule of In-Force Insurance     (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                           YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                           YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                           YES [X] NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                                           YES [X] NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                           YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: APRIL 20, 2005                    /s/ Robert E. Belts
                                         ---------------------------------------
                                         Debtor In Possession

                                         Chief Financial Officer  (248) 952-2500
                                         -----------------------  --------------
                                         Title                    Phone

                             MONTHLY CASH STATEMENT

                          Period Ending: MARCH 31, 2005

                                                           SUDM, INC.
                                                           Case Number: 04-67602

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                 General  Payroll  Tax    Cash Coll.  Petty Cash
                                 Acct.    Acct.    Acct.  Acct.       Acct.

A. Beginning Balance             _____    _____    _____  _____       _____

B. Receipts                      _____    _____    _____  _____       _____
     (Attach separate schedule)

C. Balance Available             _____    _____    _____  _____       _____
     (A+B)

D. Less Disbursements            _____    _____    _____  _____       _____
     (Attach separate schedule)

E. Ending Balance                       ALL ACTIVITY FOR SUDM, INC. IS REPORTED
     (C-D)                              IN THE CONSOLIDATED COLUMBUS FOUNDRY
                                        OPERATING REPORT (CASE #04-67609).

  (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

General Account:
     1.       Depository Name & Location   _____________________________

     2.       Account Number               _____________________________

Payroll Account:
     1.       Depository Name & Location   _____________________________

     2.       Account Number               _____________________________

Tax Account:
     1.       Depository Name & Location   _____________________________

     2.       Account Number               _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
________________________________________________________________________
________________________________________________________________________

Date: APRIL 20, 2005                             _______________________
                                                 Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: SUDM, INC.                  Capacity:    ___      Shareholder
      Case Number: 04-67602                    ___      Officer
                                               ___      Director
                                               ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly        or       Monthly

                                    _______                _______

CURRENT BENEFITS PAID:              Weekly        or       Monthly

            Health Insurance        _______                _______

            Life Insurance          _______                _______

            Retirement              _______                _______

            Company Vehicle         _______                _______

            Entertainment           _______                _______

            Travel                  _______                _______

            Other Benefits          _______                _______

            Total Benefits          _______                _______

CURRENT OTHER BENEFITS PAID:        Weekly        or       Monthly

            Rent Paid               _______                _______

            Loans                   _______                _______

            Other (Describe)        _______                _______

            Other (Describe)        _______                _______

            Other (Describe)        _______                _______

            Total Other Payments    _______                _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly        or       Monthly

                                    _______                $  0

Dated: APRIL 20, 2005           __________________________________
                                    PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                                      SUDM, Inc.
                                                           Case Number: 04-67602

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE             CARRIER                POLICY PERIOD
--------------             -------                -------------
Property                   Lloyds                 11/1/04-11/1/05
Boiler/Machine             Hartford               11/1/04-11/1/05
Cargo                      Fireman's Fund         11/1/04-11/1/05
Truck Cargo                Fireman's Fund         11/1/04-11/1/05

Aviation                   USAIG                  11/1/04-11/1/05

Fiduciary                  St. Paul               11/1/04-11/1/05

Primary D&O                St. Paul               11/1/04-11/1/05
Excess D&O                 Chubb                  11/1/04-11/1/05
Excess D&O                 Platte River           11/1/04-11/1/05

Crime                      AIG                    12/1/04-12/1/05

General Liability          ACE                    12/22/04-12/22/05
Umbrella                   National Union         12/22/04-12/22/05

Workers' Comp              ACE                    12/22/04-6/22/05
Excess Workers' Comp       ACE                    12/22/04-12/22/05

Auto                       ACE                    12/22/04-12/22/05

Foreign (DIC)              ACE                    12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                             )
INTERMET CORPORATION, ET AL        )    CASE NO: 04-67610
                                   )    Chapter 11
                                   )    Judge: Marci B. McIvor
TOOL PRODUCTS, INC.                )
                   Debtor          )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]         Operating Statement                             (Form 2)

     [X]         Balance Sheet                                   (Form 3)

     [X]         Summary of Operations                           (Form 4)

     [X]         Monthly Cash Statement                          (Form 5)

     [X]         Statement of Compensation                       (Form 6)

     [X]         Schedule of In-Force Insurance                  (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                       YES [X]      NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                       YES [X]      NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                       YES [X]      NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                       YES [X]      NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                       YES [X]      NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: APRIL 20, 2005

                                      /s/ Robert E. Belts
                                      --------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer (248) 952-2500
                                      ----------------------- --------------
                                      Title                   Phone

Intermet Corp and Subsidiaries
Operating Statement
For the Month Ended 3-31-05
($000's)


                                                       CASE # 04-67610
                                                             TOOL
                                                        PRODUCTS, INC.
                                              ------------------------------------
                                              Current Month    Total Since Filing
                                              -------------    -------------------
Net Sales                                      $    5,235          $   28,825

Cost of Goods Sold
Materials and Freight                                 821               4,730
Wages - Hourly                                      1,328               6,740
Wages-Salary                                          280               1,571
Employee Benefits and Pension                         561               2,996
Repairs & Maintenance                                 154                 635
Supplies                                              240               1,229
Utilities                                             242               1,380
Purchased Components/Services                       1,005               5,799
Income(loss) from Pattern Sales                        (2)                  3
Fixed Asset - (gain/loss)                               2                   2
MIS Expense                                            18                 116
Travel & Entertainment                                 20                  70
Other Variable Costs                                  210                 584
Depreciation & Amortization                           229               1,236
Other Allocated Fixed Costs                             -                  (1)
Other Fixed Costs                                      91                 379
                                              -----------         -----------
Cost of Goods Sold                                  5,199              27,469

Gross Profit                                           36               1,356

Plant SG&A Expense                                     65                 383
SG&A Expense - Allocation (Sched 1)                   137                 792
Other Operating Expenses                              200                 567
                                              -----------         -----------
Total Operating Expenses                              402               1,742

Operating Profit                                     (366)               (386)

Outside Interest Income                                 -                   -
Outside Interest (Expense)                             (3)                (44)
Intercompany Interest Income                            -                   -
Intercompany Interest (Expense)                      (104)               (436)
Charges (From) Affiliates                               -                   -
Charges To Affiliates                                   -                   -
Income/Loss From European Operations                    -                   -
Other Income/(Expense)                                  -                   -
                                              -----------         -----------
Total Non-Operating Expenses                         (107)               (480)

Income Before Income Taxes                           (473)               (866)

Income Tax Expense                                     58                 183
                                              -----------         -----------
Net Income                                    ($      531)        ($    1,049)
                                              ===========         ===========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   March
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                         March
                                                        -------
Officer Compensation                                    $   189
Salary Expense other Employees                              919
Employee Benefits and Pension                               105
Payroll Taxes                                                60
Other Taxes                                                   0
Rent and Lease Expense                                      216
Interest Expense
Insurance                                                    62
Automobile and Truck Expense                                 11
Utilities(Gas Electric,Phone)                                68
Depreciation                                                 87
Travel and Entertainment                                     80
Repairs and Maintenance                                      51
Advertising/Promotion                                         0
Supplies, Office Expense                                     32

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                               350
Bank Fees                                                    15
Public Reporting Fees                                        16
Employee Relocation/Training                                  2
Data Processing                                              29
Dues and Subscriptions                                       36
Outside Services                                            172
Project Development Costs net of Billings                    73
Director Fees                                                25
Miscellaneous                                                 4
Legal Fees                                                    1
Cost Allocation - Europe                                    (78)
Cost Allocation - Out                                      (273)
                                                        -------
                                                        $ 2,250
                                                        =======

Allocation:

Wagner Castings                                             191
Northern Castings                                            51
Ironton Iron                                                  0
Lynchburg Foundry                                           193
Columbus Foundry                                            313
Wagner Havana                                                 0
Intermet U.S. Holdings                                      261
Cast-Matic Corp.                                             82
Diversified Diemakers                                       257
Ganton Technologies                                         168
Tool Products                                               137
Corporate                                                   597
                                                        -------
Total                                                   $ 2,250
                                                        =======

Intermet Corp. and Subsidiaries
Balance Sheet as of 03-31-05

                                                                   CASE # 04-67610
                                                                   ---------------
                                                                        TOOL
                                                                    PRODUCTS, INC.
                                                                   ---------------
Cash And Equivalents                                                 $      152
Accounts Receivable                                                       6,830
Short-Term Intercompany Receivables                                         879
Inventories                                                               4,967
Other Current Assets                                                        446
                                                                     ----------
    Total Current Assets                                                 13,274

Land and Buildings                                                       10,872
 Machinery & Equipment                                                   24,072
 Construction In Progress                                                   768
                                                                     ----------
 Total Fixed Assets                                                      35,712
 Accumulated Depreciation                                               (13,453)
                                                                     ----------
    Net Fixed Assets                                                     22,259

 Investment In Subsidiaries                                                   0
Investment In European Operations                                             0
 Long-Term Intercompany Receivables                                       9,406
 Deferred Taxes, Long-Term Asset                                              0
 Other Assets                                                                 0
                                                                     ----------
    Total Assets                                                     $   44,939
                                                                     ==========

Liabilities and Shareholder Equity

Post Petition Liabilities
Accounts Payable                                                     $    1,160
Wages and Salaries  (See schedule)                                          292
Taxes Payable - (See schedule)                                              459
                                                                     ----------
  Total Post Petition Liabilities                                         1,911

Secured Liabilities:
Secured Bank Debt                                                             0

Pre-Petition Liabilities:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                                         0
 Accrued Tax - State                                                          0
 Accrued Property Taxes                                                       0
 Accrued Workers Comp                                                       376
 Accrued Payroll                                                             63
Accrued Payroll Taxes                                                         0
                                                                     ----------
Total Taxes And Other Priority Liabilities                                  439

Unsecured Liabilities
Accounts Payable                                                          6,613
Senior  & IDR Bonds                                                           0
                                                                     ----------
Total Unsecured Liabilities                                               6,613

Other Liabilities
Accrued Liabilities                                                       2,581
Short-Term Intercompany Payables                                            543
Capital Leases                                                              364
 Retirement Benefits                                                        235
 Deferred Taxes - Long-Term Liability                                         0
 Other Long-Term Liabilities                                                  0
 Long-Term Intercompany Payables                                          1,901
 Minority Interest                                                            0
                                                                     ----------
 Total Liabilities                                                       14,587

 Common Stock                                                                 0
 Capital In Excess Of Par Value                                          19,200
Retained Earnings - Prepetition                                          12,201
Retained Earnings - Post Petition                                        (1,049)
Equity In European Operations
 Accumulated Translation Adjustment                                           0
 Minimum Pension Liability Adjustment                                         0
 Unearned Restricted Stock                                                    0
                                                                     ----------
Total Shareholder Equity                                                 30,352
                                                                     ----------

 Total Liabilities And Equity                                        $   44,939
                                                                     ==========

PERIOD ENDED: 03-31-05         TOOL PRODUCTS, INC. (JACKSON)      CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                  Balance
                                        as of       Accrued /    Payments /      as of
                                      2/28/2005     Withheld      Deposits     3/31/2005
                                    ------------  ------------  -----------   ----------
Income tax withheld: Federal        ($    9,588)  ($   50,050)  $    59,638   $        0
Income tax withheld: State                    0             0             0            0
Income tax withheld: Local                    0             0             0            0
FICA Withheld                            (6,807)      (34,837)       41,644            0
Employers FICA                           (6,807)      (34,837)       41,644            0
Unemployment Tax: Federal                (8,681)         (754)            0       (9,436)
Unemployment Tax: State                 (26,014)       (6,386)            0      (32,401)
All Other Payroll W/H                      (264)      (11,701)       11,701         (264)

State Taxes: Inc./Sales/Use/Excise       (1,338)         (669)            0       (2,007)
Property Taxes                          (15,000)       (9,000)            0      (24,000)

Workers Compensation                    (33,471)       (6,151)        6,354      (33,269)
                                    -----------   -----------   -----------  -----------

Total                               ($  107,972)  ($  154,386)   $  160,982  ($  101,376)

Wages and Salaries                      (68,473)      (86,019)       15,676     (138,816)
                                    -----------   -----------   -----------  -----------

Grand Total                         ($  176,445)  ($  240,405)   $  176,658  ($  240,192)
                                    ===========   ===========   ===========  ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)        Total       0-30 Days    30-60 Days    Over 60 Days
Accounts Payable                 $   280,076   $   280,076   $         0   $         0
Accounts Receivable              $ 2,561,835   $ 2,225,429   $   133,160   $   203,246

PERIOD ENDED: 03-31-05      TOOL PRODUCTS, INC. (MINNEAPOLIS)     CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                   Balance
                                        as of       Accrued /     Payments /      as of
                                       2-28-05      Withheld      Deposits      03-31-05
                                     -----------   -----------   -----------   -----------
Income tax withheld: Federal          $       0     $       0     $       0     $       0
Income tax withheld: State            $       0     $       0     $       0     $       0
Income tax withheld: Local            $       0     $       0     $       0     $       0
FICA Withheld                         $       0     $       0     $       0     $       0
Employers FICA                        $       0     $       0     $       0     $       0
Unemployment Tax: Federal             $       0     $       0     $       0     $       0
Unemployment Tax: State               $       0     $       0     $       0     $       0
All Other Payroll W/H                 $       0     $       0     $       0     $       0

State Taxes: Inc./Sales/Use/Excise   ($ 114,000)   ($  57,000)    $       0    ($ 171,000)
Property Taxes                       ($  53,651)    $       0    ($  42,485)   ($  11,166)

Workers Compensation                 ($  99,493)   ($  93,800)    $  17,492    ($ 175,801)
                                     ----------    ----------    ----------    ----------

Total                                ($ 267,144)   ($ 150,800)   ($  24,993)   ($ 357,968)

Wages and Salaries                   ($  66,785)   ($  86,267)    $       0    ($ 153,052)
                                     ----------    ----------    ----------    ----------

Grand Total                          ($ 333,929)   ($ 237,067)   ($  24,993)   ($ 511,020)
                                     ==========    ==========    ==========    ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petition)                Total       0-30 Days     30-60 Days   Over 60 Days
Accounts Payable                        $   880,433   $   880,433   $         0   $         0
Accounts Receivable                     $ 5,027,273   $ 3,306,623   $   905,072   $   815,578

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 3/31/2005

                                                                   MONTHLY CASH STATEMENT
                                                                      CASE # 04-67610
                                                                TOOL PRODUCTS, INC (JACKSON)
                                ----------------------------------------------------------------------------------------------------
       Account Type              Lockbox    Lockbox 672984      Lockbox 77881          AP           AP           PR          PR
         Account #              5402699408    1851811321          363168104        2770721757   2176982870   2770721765   2176983068
           BANK                  Stan Fed      Comerica      Bank One - Inactive    Stan Fed     Comerica     Stan Fed     Comerica
                                ----------  --------------   -------------------   ----------   ----------   ----------   ----------
BEGINNING BANK BALANCE                 -              -                 -                              -                         -
RECEIPTS                         146,565        970,210             1,654                 -            1           -             -
TRANSFERS IN (CORPORATE)               -              -                 -           406,104      585,888           -       170,267
DIP INFLOW                             -              -                 -                 -            -           -             -
DISBURSEMENTS                          -              -                 -          (406,104)    (585,889)          -      (170,267)
TRANSFERS OUT (CORPORATE)       (146,565)      (970,210)           (1,654)                -            -           -             -
DIP REPAYMENT                          -              -                 -                 -            -           -             -
                                --------       --------            ------          --------     --------     -------      --------
ENDING BANK BALANCE                    -              -                 -                 -            -           -             -

Disbursements Paid for by Corporate                                          1,027,487
Checks Issued                                                                  965,262
Payroll Disbursed (includes payroll paid by Corporate)                         603,370
                                                                           -----------
Total Disbursements (See Total Disbursements Reconciliation)               $ 2,596,120
                                                                           -----------

Outstanding Checks As of February 28                                           250,307
Voided Checks Outstanding as of February 28                                          -
Checks Issued in March                                                         965,263
Check Cleared in March                                                        (991,992)Includes checks clearing from Comerica above.
                                                                           -----------
OUTSTANDING CHECKS AS OF MARCH 31 (SEE OUTSTANDING CHECKLIST)              $   223,577
                                                                           ===========

TOOL PRODUCTS, INC. (JACKSON)                         CASE NO. 04-67610
CASH DISBURSEMENTS
MARCH 2005

          VENDOR                     TOTAL DISBURSEMENTS
-------------------------------      -------------------
AAA PLUMBING & ELECTRICAL                $     618.86
ADVANCED METAL PRODUCTS                        181.15
AH ASSOCIATES                                3,200.00
AIM POWER AND FLUIDS                           471.80
AIR DRAULICS ENGINEERING CO                  2,832.56
AIRGAS SOUTH                                 5,091.87
ALCHEM ALUMINUM, INC. (IMCO)               497,376.00
ALUAR                                      430,782.50
AMCOR                                          270.00
ARMOR ENVIRONMENTAL SER INC                  2,442.00
AVAYA                                          466.24
A-Z OFFICE RESOURCES, INC.                   1,500.49
B & B FIRE PROTECTION                          315.38
B & B TOOL AND DIE COMPANY INC              59,635.65
BANCORP SOUTH                                  700.00
BELLSOUTH                                    2,360.94
BERTELKAMP AUTOMATION, INC.                  1,174.22
BLUFF CITY ELECTRONICS                         150.24
BROWN & SHARPE MSD                          22,250.00
BUHLER INC                                  14,505.22
CANON FINANCIAL SERVICES, INC.               1,017.38
CHAMBER OF COMMERCE CO                         970.00
CHAPTER 13 TRUSTEE                           5,991.44
CHEM TREND INCORPORATED                     36,394.33
CHRIS JOYNER                                   548.39
CITY OF JACKSON                                765.79
COLE PALLET COMPANY LLC                      8,070.00
COMPRESSORS & TOOLS, INC.                    1,864.19
CONTRA COSTA                                   475.00
CROSS MACHINE TOOL CO INC                    4,230.00
CRUCIBLE SERVICE CENTERS                        61.29
CUSTOM MOLD                                    777.00
D & C SALES                                  2,550.00
D M E CORP                                   2,671.56
DANKA INDUSTRIES INC.                          579.93
DANLY IEM                                      302.40
DAVID HOFFMAN                                   80.00
DIECO TOOL & DIE                            10,500.00
DIEMER ASSOCIATES INC                          595.64
DIMETEK INTERNATIONAL INC                      595.70
EAGLE WAREHOUSE & DIST.                      1,375.00
EMPIRE REFRACTORY SPECIALISTS                2,500.00
ENCO MANUFACTURING CO                          602.95
ENGINEERED PRODUCTS DIVIS                    5,235.92
ERGONOMIC ACCESSORIES                          131.50
FERRELL GAS                                  1,046.94
FLOZONE SERVICES INC                           874.50
FLUID POWER OF MEMPHIS                         253.84
FORBERG SCIENTIFIC                             122.27
FRANKLIN ELECTROFLUID CO                       618.28
FREEMAN MFG & SUPPLY                           231.73
FUGITT RUBBER AND SUPPLY CO                  5,339.55

TOOL PRODUCTS, INC. (JACKSON)                         CASE NO. 04-67610
CASH DISBURSEMENTS
MARCH 2005

                     VENDOR                             TOTAL DISBURSEMENTS
----------------------------------------------------    -------------------
G & H INDUSTRIES                                               3,767.29
GARY BUFFORD                                                     334.33
GEIT LLC                                                       1,959.66
GENERAL SESSIONS COURT                                           249.79
GESSWEIN                                                         155.12
GOLDEN KEY REALTORS                                              650.00
GOODRICH TOOL & SUPPLY                                            41.00
GORDON PETERS                                                  3,267.61
GRAVES METAL PRODUCTS, INC.                                    1,052.67
GRIFFIN TOOL                                                  25,333.34
GUARDIAN SYSTEMS INC                                           1,000.00
H C I SUPPLY INC.                                             14,046.53
HESS ENVIROMENTAL SERVICES,INC                                 1,918.76
HI TEMP PRODUCTS INC                                           3,544.50
HILDRETH                                                       2,814.00
HI-TECH SALES & SERVICE, INC.                                  1,455.00
I SQUARED R ELEMENT CO., INC.                                    579.00
INFRAPAK                                                         243.00
JACKSON COMMUNICATIONS                                            49.39
JACKSON ENERGY AUTHORITY                                     102,607.91
JACKSON PAYROLL ISSUED (INCLUDES CORP DISBURSEMENTS)         603,370.22
JESS W JACKSON & ASSOC                                           728.15
JIMMY JACKSON SERVICES                                         2,900.00
JIT FORMS                                                      1,260.79
JONES, GRADY W.-CO. OF MEMPHIS                                 1,847.58
KENT RUDBECK                                                     720.00
KOBOLD INSTRUMENTS                                             1,602.85
KTR CORP                                                         313.20
L&H SUPPLY CO INC                                              6,299.54
LAEMPE & REICH                                                31,161.62
LIFT TRUCK SERVICE & RENTALS                                   3,233.80
LOWE'S COMPANIES                                                 548.53
MACHINE TOOL & SUPPLY (JKSN)                                   3,016.36
MACK PEST CONTROL                                                140.00
MADISON COUNTY CLERK                                             275.55
MADISON FINISHING INC                                         68,011.06
MARTIN INDUSTRIAL                                              6,178.22
MCMASTER CARR SUPPLY CO                                        4,796.55
MEDICAL CENTER LABORATORY                                         36.68
MERCER                                                           284.00
METALLURG ALUMINUM                                             2,530.00
MIRSA CORPORTION                                              17,015.30
MOTION INDUSTRIES INC                                             98.24
MTRONICS.COM INCORPORATED                                    184,043.50
MWP INDUSTRIAL SERVICE                                         3,810.00
NATIONAL ELEMENT                                               8,576.28
NES RENTALS                                                      909.96
NORTHSIDE MEDICAL CLINC                                          234.00
OFFICE DEPOT                                                     987.57
PARAMOUNT UNIFORM RENTAL                                       2,411.37
PAT WALKER PETTY CASH                                            679.85
PAULO PRODUCTS CO.                                               414.13
PENNSYLVANIA STATE CHILD SUPPORT                                 669.25

TOOL PRODUCTS, INC. (JACKSON)                         CASE NO. 04-67610
CASH DISBURSEMENTS
MARCH 2005

          VENDOR                   TOTAL DISBURSEMENTS
-----------------------------      -------------------
PERSONNEL CONCEPTS                           88.85
PITNEY BOWES CREDIT CORP                    300.00
PORTER WARNER INDUSTRIES                    738.75
POWER EQUIPMENT COMPANY                     568.00
PRECISION MACH PRODUCTS                  81,569.97
PRINCE MACHINE                            3,031.87
PROVIDENT LIFE                               77.92
PYROTEK, INC.                            22,487.85
QUEST DIAGNOSTICS                            23.79
RAMON AYALA DELGADO                       3,074.55
REICHMAN CROSBY HAYS CO (RCH)                47.27
RIMROCK CORP                             58,493.03
SCOTT CHIROPRACTIC CLINIC                   333.50
SEC OF STATE TN                              20.00
SHERRY CHURCH                                97.70
SIDNEY DAVID FLORIST & GIFT                 108.60
SPAN AMERICA INC                          7,682.13
SPECTRO ALLOYS CORP                      36,320.54
SPECTRUM FINISHING                       13,643.98
SPRINT                                      712.82
STATE OF TENNESSEE                          636.90
STRIKO DYNARAD CORPORATION                  434.70
SUPERIOR FIRE PROTECTION                    225.00
SYSTEMS UNLIMITED                           268.50
TENN INDUSTRIAL SERVICES                    232.69
TENNESSEE CHILD SUPPORT                   6,988.88
THE ROYAL GROUP                          14,330.80
THOMAS MCKEOWN                            1,789.67
TRANSMAN                                 59,406.22
TSCPA                                       750.00
ULTRASONIC SERVICES PLUS                    501.32
UNITED SAW AND SUPPLY CO                    182.00
VERIZON WIRELESS                          1,379.48
WEST TENNESSEE COFFEE SERVICE             1,103.72
WEST TN ORTHO & SPORTS MED                   65.00
WILSON TOOL AND DIE, INC.                 8,475.00
ZYP COATINGS INC.                         2,058.00
                                    --------------
                                    $ 2,596,119.69

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 3/31/05

JACKSON - BANK RECONCILIATION

Bank Balance                                                     $         -

Actual Outstanding Checks                                         223,577.15
Misc Reconciling Items
Adjusted in April                                                     (10.00)
                                                                 -----------
                                                                  223,567.15

Unadjusted GL Balance                                             223,567.15
                                                                 -----------

Difference                                                       $         -
                                                                 ===========

JACKSON
OUTSTANDING CHECKS
CASE NO. 04-67610

  DATE          CHECK       OUTSTANDING
3/10/2005       20983       $      75.80
3/17/2005       22354              49.38
3/17/2005       22369           2,900.00
3/17/2005       22378           1,279.37
3/24/2005       22416              48.32
3/24/2005       22418              95.00
3/24/2005       22424             131.50
3/24/2005       22437              49.39
3/24/2005       22440             720.00
3/24/2005       22444             702.86
3/24/2005       22451          38,239.20
3/24/2005       22455             300.00
3/24/2005       22464             764.63
3/24/2005       22467           7,682.13
3/24/2005       22469           5,200.96
3/24/2005       22474             668.99
3/24/2005       22476           1,485.00
3/24/2005       22478             414.13
3/29/2005       22486           1,455.00
3/31/2005       22487             618.86
3/31/2005       22488             578.73
3/31/2005       22489           2,276.61
3/31/2005       22490             270.00
3/31/2005       22491           3,025.65
3/31/2005       22492           1,146.14
3/31/2005       22495          12,464.25
3/31/2005       22496             983.48
3/31/2005       22497              95.00
3/31/2005       22499             175.44
3/31/2005       22500           3,500.00
3/31/2005       22501             595.70
3/31/2005       22502             602.95
3/31/2005       22503             112.35
3/31/2005       22505             801.00
3/31/2005       22506           2,972.99
3/31/2005       22507              69.46
3/31/2005       22508             890.77
3/31/2005       22510           2,988.78
3/31/2005       22511           2,814.00
3/31/2005       22512              80.00
3/31/2005       22515             719.29
3/31/2005       22516             692.46
3/31/2005       22517          11,897.91
3/31/2005       22518              91.85
3/31/2005       22520             819.39
3/31/2005       22521             382.52
3/31/2005       22522          11,202.75
3/31/2005       22523              98.24
3/31/2005       22524          25,041.60
3/31/2005       22525             294.68
3/31/2005       22526             446.56
3/31/2005       22527             133.85
3/31/2005       22528             529.95
3/31/2005       22534          11,096.55
3/31/2005       22535          54,400.08
3/31/2005       22536           2,937.48
3/31/2005       22537             323.69
3/31/2005       22538             636.90
3/31/2005       22539              85.34
3/31/2005       22540             268.50
3/31/2005       22541           1,405.28
3/31/2005       22542             106.20
3/31/2005       22543             642.26

                            $ 223,577.15

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 3/31/2005

                                                                   MONTHLY CASH STATEMENT
                                                                      CASE # 04-67610
                                                                 TOOL PRODUCTS - MINNEAPOLIS
                                    -------------------------------------------------------------------------------------------
        ACCOUNT TYPE                  LOCKBOX    LOCKBOX 672990    DEPOSIT         AP         AP            PR           PR
          ACCOUNT #                 5402699416     1851811339    104756210449  2770721773  2176982920    2770721781  2176983076
            BANK                     Stan Fed       Comerica       US Bank      Stan Fed    Comerica      Stan Fed    Comerica
                                    -----------  --------------  ------------  ----------  ------------  ----------  ----------
BEGINNING BANK BALANCE                       -             -        10,872             -            -             -          -
RECEIPTS                             2,499,660     1,204,017       156,948             -            -             -          -
TRANSFERS IN (CORPORATE)                     -             -             -             -    1,431,658             -    110,801
DIP INFLOW                                   -             -             -             -            -             -          -
DISBURSEMENTS                           (1,772)            -          (439)            -   (1,431,658)            -   (110,801)
TRANSFERS OUT (CORPORATE)           (2,497,889)   (1,204,017)     (167,381)            -            -             -          -
DIP REPAYMENT                                -             -             -             -            -             -          -
                                    ----------    ----------      --------     ---------   ----------    ----------   --------
ENDING BANK BALANCE                          -             -            (0)            -            -             -          -

DISBURSEMENTS PAID FOR BY CORPORATE                                                         1,095,590
CHECKS ISSUED                                                                               1,394,871
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                      1,284,288
                                                                                           ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                               $3,774,748
                                                                                           ==========

OUTSTANDING CHECKS AS OF FEBRUARY 28                                                          378,744
VOIDED CHECKS OUTSTANDING AS OF FEBRUARY 28                                                    (6,123)
CHECKS ISSUED IN MARCH                                                                      1,394,871
CHECK CLEARED IN MARCH                                                                     (1,431,658)
                                                                                           ----------
OUTSTANDING CHECKS AS OF MARCH 31 (SEE OUTSTANDING CHECKLIST)                              $  335,834
                                                                                           ==========

TOOL PRODUCTS, INC. (MINNEAPOLIS)                        CASE NO. 04-67610
CASH DISBURSEMENTS
MARCH 2005

       VENDOR                  TOTAL DISBURSEMENTS
---------------------          -------------------
A & C METALS                       2,874.43
A FINKL & SONS                     3,750.10
A&C METALS                         1,743.34
A&C METALS                           896.61
A&C METALS                           148.79
ABRASIVE SPEC                        431.04
ACCUMARK                             193.44
ACTIVAR INDUSTRIAL                   181.00
ACTIVAR INDUSTRIES                   181.00
ADVANTAGE ENG                        762.60
ADVANTAGE ENG                        206.70
ADVANTAGE ENG.                     1,317.20
AIR HYDRAULIC SYSTEMS                208.75
AIR POWER EQUIP                      187.09
AIR POWER EQUIPMENT                  650.17
AIRTEC                               750.41
AIRTEC                               122.70
AIRTEC                                67.56
ALERT FIRE & SAFETY                  121.33
ARROW CRYOGENICS                   9,506.36
ARROW CRYOGENICS                   7,234.58
ARROW CRYOGENICS                   7,100.24
ARROW CRYOGENICS                   4,972.62
ARROW CRYOGENICS                     166.50
ASSOCIATED BAG                       144.26
ASSOCIATED BAG                       115.88
AT&T                                 207.63
AUTOMATION SEN.                      346.60
AVTEC FINISHING                      468.28
BANN FORMS                           465.67
BANN FORMS                           406.30
BARNES DISTR.                         58.74
BATTERIES PLUS                       223.63
BENNETT BROTHERS                   3,580.00
BERNE SCALE                           89.89
BEST SOFTWARE                        437.67
BFI                                  724.20
BILL THONI                           366.74
BILL THONI                            23.33
BOHLER UDDEHOLM                   27,787.16
BOHLER UDDEHOLM                      580.00
BOYER FORD                           540.96
BOYER FORD                           265.54
BROADWAY RENTAL                      213.00
BUHLER                             5,111.06
BUHLER                             4,660.44
BUHLER                            11,460.68
BUHLER                               731.00
BUHLER INC.                        6,300.00
CADD/ENGINEER                         91.59
CADD/ENGINEER                         58.58
CARBON PROD                          941.00
CAREFREE SERVICES                  2,450.21
CAROLYN HARMS                        177.05
CAROLYN HARMS                         77.45
CENTERPOINT ENER                  65,580.93
CENTRAL CONTAIN                   12,554.60
CENTRAL CONTAINER                 10,853.64
CENTRAL CONTAINER                 10,484.06
CENTRAL CONTAINER                  9,992.28
CENTRAL CONTAINER                  7,757.13
CERTIFIED POWER                    3,846.00
CERTIFIED POWER                    1,062.08
CERTIFIED POWER                      253.37
CHECKER MACHINE                    1,052.00
CHEM TREND                        12,099.18
CHEM TREND                         9,555.70
CHEM TREND                         6,013.75
CHEM TREND                         5,678.20
CHEM TREND                         4,777.85
CHET'S SAFETY SALES                  224.00
CINCINNATI TEST                      361.32
CINDY MANCUSO                        698.55
CINDY MANCUSO                        263.93

TOOL PRODUCTS, INC. (MINNEAPOLIS)                        CASE NO. 04-67610
CASH DISBURSEMENTS
MARCH 2005

       VENDOR                  TOTAL DISBURSEMENTS
------------------------       -------------------
CINDY MANCUSO                           63.17
CITY OF NEW HOPE                     5,496.21
CITY WIDE GARAGE                       207.87
CMW                                  4,411.08
CMW                                    444.58
COLLIN MILLER                           93.75
COLLIN MILLER                           38.25
CONCEPT MACHINE                        358.02
CONCEPT MACHINE                         94.97
CON-WAY CENTRAL EXPRESS                199.58
CORY MILLER                            253.18
CROWLEY & ASSOCIATES                 8,849.37
CRUCIBLE SERVICE CENTERS               111.90
CRYSTAL DIE                         11,910.00
CULLIGAN METRO                         263.62
DADANT                                 179.56
DAKE                                   207.27
DAVE ALEXANDER                          73.03
DECO TOOL                            1,936.29
DECO TOOL                            1,315.84
DECO TOOL                            1,104.53
DECO TOOL                              118.07
DECO TOOL                               59.02
DEEP ROCK                              140.58
DELL MARKETING                       1,057.55
DELMAR INT'L                           100.00
DEPT OF SOC SERV                        37.61
DEPT OF SOC SERV                        37.61
DEPT OF SOC SERV                        37.61
DEPT OF SOC SERV                        37.61
DEPT OF SOCIAL SERVICE                  37.61
DIEMER ASSOCIATES                   17,927.38
DOALL TWIN CITIES                      127.33
DOODY MECHAN.                          978.86
DOODY MECHANICAL                       553.67
DUNCAN                                  67.87
DUNCAN                                 206.19
DUNCAN CO.                             189.04
DWAYNE VOSS                            169.26
DWAYNE VOSS                            105.53
DWAYNE VOSS                             88.89
DWAYNE VOSS                             78.90
DYNAMEX                                265.90
DYNAMEX                                265.90
DYNAMEX                                133.60
DYNAMEX                                133.60
EDM SALES                            5,302.80
EDM SALES                            1,876.23
EDM SALES                              690.00
EDP ENGINEER                        12,188.76
EDP ENGINEER                         4,475.53
EDP ENGINEER                         3,697.81
EDP ENGINEER                         1,982.64
EDP ENGINEER                         1,469.33
EDP ENGINEER                         1,084.00
EDP ENGINEER                           868.48
EDP ENGINEERING                     19,093.45
EDP ENGINEERING                     13,426.77
EDP ENGINEERING GROUP                6,256.01
EDP ENGINEERING GROUP                3,904.88
EDP ENGINEERING GROUP                2,759.86
EDP ENGINEERING GROUP                2,159.42
EMPLOYERS ASSOC.                     1,607.58
ENERGY MANAGEMENT                      826.20
ENGINEERED PRODUCTS                 25,176.87
ENGINEERING FIN                      3,490.89
ENTEGEE                             12,686.83
ENTEGEE                              3,422.75
ENTEGEE                              2,827.83
ENTEGEE                              1,900.80
ENTEGEE                              1,740.00
EXCEL                                  704.31
FAM SUP PAY CENTER                      50.54
FAM SUP PAY CTR                         50.54
FAM SUP PAY CTR                         50.54

TOOL PRODUCTS, INC. (MINNEAPOLIS)                        CASE NO. 04-67610
CASH DISBURSEMENTS
MARCH 2005

         VENDOR                TOTAL DISBURSEMENTS
-------------------------      -------------------
FAM SUP PAY CTR                        50.54
FAM SUPPORT PAYMENT                    50.54
FASTENAL                            1,559.01
FASTENAL                            1,201.44
FASTENAL                              968.39
FASTENAL                              958.13
FASTENAL                               57.51
FED EX                                557.93
FEDERAL CRANE & HOIST               1,895.61
FEDEX                                   5.27
FERRELLGAS                          1,112.92
FERRELLGAS                            271.53
FERRELLGAS                            102.19
FIFTH THIRD LEAS                   15,054.36
FIFTH THIRD LEASE                  15,054.36
FIREBRICK ENG                         162.00
FIREBRICK ENGINEERING                 162.00
FLAME METALS                           75.00
FLAME METALS                           75.00
FOUR SEASONS                          142.71
FRISBY                              7,183.00
FRISBY                              3,063.84
FRISBY                              1,645.56
GE CAPITAL                          1,545.93
GENERAL ELECTRIC CAPITAL           30,275.91
GENERAL ELECTRIC CAPITAL            1,061.28
GERARD DUNNE                          433.17
GERARD DUNNE                           56.61
GLOBAL DOSIMETRY                      367.08
GLOBAL EXCHANGE                       117.45
GRAINGER                              722.60
GRAINGER                              447.11
GRAINGER                              217.62
GRAINGER                               99.82
GRAINGER                               70.58
GREEN LIGHTS                        1,295.98
HADLEY MACH TOOL                    2,049.01
HALES MACHINE                       2,679.01
HALES MACHINE                       2,531.65
HARD CHROME                         1,300.00
HARD CHROME                           425.00
HARRY BURKHALLEC                    1,800.00
HAWKINS CHEMICAL                      136.16
HENNEPIN COUNTY                    53,844.32
HENNEPIN COUNTY TREASURER          63,635.16
HIGH CALIBER                          641.25
HILDRETH                            2,691.25
HOLIDAY CREDIT                      1,612.95
HOSE CONVEYOR                       2,036.73
HOSE CONVEYOR                         201.90
HOSE/CONVEYOR                         205.36
IBM LIM SPEC                            9.00
IKON FINANCIAL                      2,875.49
IKON FINANCIAL                      2,875.49
IKON FINANCIAL                        283.45
IKON FINANCIAL                        283.45
IKON OFFICE SOLUT                      97.36
INDUSTRIAL FLOOR                       93.19
INDUSTRIAL HYD                      3,343.67
INDUSTRIAL HYD                      1,620.54
INDUSTRIAL HYD                        729.95
INDUSTRIAL HYDRAULIC                1,815.02
INDUSTRIAL SUPPLY                     234.17
INLAND                              8,003.64
INT SURFACE                           169.46
INT SURFACE                            62.50
INTEGRA                             1,537.81
INTEGRA TELECOM                     1,651.44
INTERNAL REVENUE                    5,379.08
J & W                               1,362.00
J & W INSTRUMENT                      663.23
J M GRIMSTAD                          527.45
JAMES TROUT                           713.00
JEFF BRANDT                           279.83
JEFF JOHNSON                        2,152.50

TOOL PRODUCTS, INC. (MINNEAPOLIS)                        CASE NO. 04-67610
CASH DISBURSEMENTS
MARCH 2005

       VENDOR                  TOTAL DISBURSEMENTS
------------------------       -------------------
JEFF JOHNSON                         1,653.75
JEFF JOHNSON                         1,500.17
JEFF JOHNSON                            81.42
JESCO                                  183.31
JESCO INDUSTRIAL                       336.71
JOHN HENRY FOST                        114.14
JOHN HENRY FOST                         68.86
JOHN HENRY FOSTER                      405.16
KEITH WINTER                         2,249.03
KENETH ETZLER                          243.62
KENNETH ETZLER                          24.46
L & S SERVICES                         406.05
L & S SERVICES                         378.23
L & S SERVICES                         329.63
LAB SAFETY SUPPLY                       45.93
LAB SAFETY SUPPLY                       17.35
LAKELAND ENG                           165.28
LAKELAND ENG                           165.28
LAKELAND ENG                           118.09
LAKEVIEW POLISHING                   4,346.32
LARRY SCHWEBACH                        707.36
LARRY SCHWEBACH                        157.00
LAURICE LOVELL                         100.00
LAWSON SOFTWARE                      4,276.89
LEEF BROS                            1,847.03
LEEF BROS                            1,130.34
LEEF BROS INC.                       1,376.55
LEEF BROS.                           1,872.78
LEEF BROTHERS                        3,804.18
LOFTON LABEL                           514.20
LOFTON LABEL                           428.50
LUBE TECH                            1,111.52
MACHINE TOOL                            51.90
MAGNATAG                                85.89
MARODI                               1,159.49
MARS WP & RS                           187.88
MARSH NELSON & ASSOC                   143.64
MARSHALL NELSON                        997.21
MARSHALL NELSON                        111.96
MATALMATIC                           6,695.86
MATT HANKEN                            662.30
MATT HANKEN                            363.67
MATT HANKEN                            105.75
MCMASTER CARR                        1,163.95
MCMASTER CARR                          960.58
MCMASTER CARR                          794.02
MCMASTER CARR                          222.69
MEATL TREATERS                       1,230.35
MERCER                                 374.00
MESSERLI & KRAMER                    1,266.31
METAL TREATERS                       4,559.20
METAL TREATERS                       1,403.25
METAL TREATERS                         437.25
METAL TREATERS                         127.25
METALMATIC                          25,217.39
METALMATIC                          13,000.34
METROCALL                               29.37
MICHAEL DAHLEN                       1,061.24
MICRO-WELD                             425.00
MICRO-WELD                             240.00
MICRO-WELD                             240.00
MICRO-WELD                             240.00
MICRO-WELD                             230.00
MICRO-WELD                             210.00
MICRO-WELD                             120.00
MIDWEST MACHINE                        169.40
MIDWEST MACHINE                         98.78
MIDWEST MACHINE TOOL                    69.67
MILWAUKEE ELECTRIC TOOL                 26.67
MINNESOTA GLOVE                        172.60
MN CHILD SUPP                        1,733.52
MN CHILD SUPP                        1,619.75
MN CHILD SUPPORT                     2,239.69
MN CHILD SUPPORT PAY                 1,744.82
MN CHILD SUPPORT PAYMENT             2,239.69

TOOL PRODUCTS, INC. (MINNEAPOLIS)                        CASE NO. 04-67610
CASH DISBURSEMENTS
MARCH 2005

                   VENDOR                                TOTAL DISBURSEMENTS
-----------------------------------------------          -------------------
MN DEPT OF HEALTH                                                238.00
MN DEPT OF REV                                                   234.10
MN DEPT OF REV                                                   113.53
MN DEPT OF REV                                                   113.53
MN DEPT OF REVENUE                                               234.10
MN DEPT OF REVENUE                                               120.57
MN ST BOARD ELE                                                   20.00
MN STATE BOARD OF ELEC                                            20.00
MOLD BASE IND                                                 14,061.00
MOLD BASE INDUSTRIES                                          24,512.00
NADCA                                                            900.00
NEW DIMENSION                                                  3,012.00
NEW DIMENSION                                                  1,344.00
NEWARK ELECTR                                                    105.40
NEWARK ELECTR                                                     80.36
NEWARK ELECTR                                                     78.17
NORANDA                                                      104,275.88
NORTH SECOND                                                   1,399.99
NORTH SECOND STREET                                              815.58
NORTHERN SANITARY                                                257.09
NORTHERN SANITARY                                                248.67
NORTHERN SANITARY                                                140.15
NORTHWESTERN DOOR                                              1,200.00
NOTT CO.                                                         199.69
NOTT CO.                                                          56.63
OCCUPATION MED                                                 1,270.00
OCCUPATIONAL MED                                                 142.50
OCCUPATIONAL MEDICINE                                             35.00
OIL AIR PRODUCTS                                                  74.11
OLSEN CHAIN & CABLE                                              406.96
OLSON CHAIN                                                      123.98
OSI ENVIRONMENT                                                  394.06
OSI ENVIRONMENTAL                                              4,290.00
OSI ENVIRONMENTAL                                              2,128.28
OSI ENVIRONMENTAL                                                111.83
P & H                                                            394.60
P & H SERVICES                                                   498.55
P & H SERVICES                                                   426.60
PAM'S POLISHING                                                1,500.00
PAM'S POLISHING                                                1,500.00
PAM'S POLISHING                                                1,320.00
PAM'S POLISHING                                                1,320.00
PAM'S POLISHING                                                1,260.00
PARK NICOLLET MED                                                 19.00
PAUL KARNOWSKI                                                    45.00
PAYROLL DISBURSED (INCLUDES CORP DISBURSEMENTS)            1,284,287.98
PEAK TECHNOLOGIES                                              1,559.10
PETTY CASH                                                       353.22
PETTY CASH                                                       295.48
PFC EQUIPMENT                                                  1,329.29
PFC EQUIPMENT                                                    941.53
PIONEER METAL                                                    996.60
PIONEER METAL                                                    100.80
PIONEER METAL FINISHING                                          629.72
PIONEER METAL FINISHING                                          610.12
PIRTEK PLYMOUTH                                                  401.25
PITNEY BOWES                                                     161.19
POWDER TECH                                                    3,566.53
POWDER TECH                                                    2,768.56
POWDER TECH                                                    1,616.59
POWDER TECH                                                      550.79
POWDER TECH                                                      517.71
POWDER TECH                                                      417.86
POWER/MATION                                                   2,946.92
POWER/MATION                                                     699.20
PRECISION POLISH                                               2,028.00
PRECISION POLISH                                                 754.00
PRECISION POLISHING                                            2,938.00
PRECISION PUNCH                                                  158.00
PRECISION SAW                                                    525.45
PRECISION TOOL                                                 1,320.00
PRO STAFF                                                        918.00
PRO STAFF                                                        918.00
PRO STAFF                                                        918.00
PRO STAFF                                                        585.23

TOOL PRODUCTS, INC. (MINNEAPOLIS)                        CASE NO. 04-67610
CASH DISBURSEMENTS
MARCH 2005

       VENDOR                  TOTAL DISBURSEMENTS
----------------------         -------------------
PRODUCTIVITY INC                         468.47
PROGRESSIVE COM                          279.93
PROGRESSIVE COM                           95.10
PROGRESSIVE COMP                         247.50
PROGRESSIVE COMP                         159.30
PROGRESSIVE COMPONENTS                    66.00
PROGRESSIVE ENG                        1,434.69
PROLIFT SERV                           1,970.64
PROLIFT SERVICES                       1,107.18
PROSTAFF                                 918.00
PROVIDENT LIFE                            67.29
PYROTEK                                  558.58
PYROTEK                                  438.45
QC INSPECTION                          3,082.92
QUAD STEEL                             3,750.00
QUAD STEEL                             1,425.00
QUAD STEEL                               318.00
QUAD STEEL                               165.00
QUEST ENG                                 51.06
QUEST ENG                                 23.35
QUEST ENGINEERING                      1,929.99
QUEST ENGINEERING                          8.28
QUICKWAY RIGGING                       7,000.00
QUICKWAY RIGGING                       4,000.00
QWEST DEX                                 34.80
QWEST DEX MEDIA                           34.80
QWEST ENGINEERING                      2,353.16
RELIASTAR BANKERS                      1,572.38
RELIASTAR LIFE                         5,059.25
REPLENEX                                 305.54
REPLENEX                                 119.65
RICE IND                                 246.92
RICE INDUSTRIES                        1,313.75
RICE INDUSTRIES                        1,192.64
RICE INDUSTRIES                        1,112.50
RICE INDUSTRIES                           96.34
RICK KRAMBER                             469.52
RICK KRAMBER                              32.48
RICK KRAMKER                             145.40
RIMROCK                                5,873.07
RIMROCK                                2,098.55
RIMROCK                                  305.36
RIMROCK                                  176.40
RIMROCK                                  102.57
ROBERTS AUTO                           2,517.49
ROCHESTER TOOL                           260.50
RON LARSON                               750.00
S & T OFFICE                             419.02
S & T OFFICE                              85.62
S & T OFFICE PROD                        237.71
S & T OFFICE PRODUCTS                    711.89
S&T OFFICE                               108.24
SBC PAGING                                53.00
SEVERN TRENT SERVICES                    651.00
SHAD NELSON                            2,831.29
SHAD NELSON                              639.86
SHAD NELSON                              364.15
SHAMROCK ENG                             580.00
SHIPPERS SUPPLY                          345.26
SKARNES                                   76.68
SOUTHCO                                8,480.00
SPARTAN PROM                           1,144.88
SPECTRO                              705,024.00
SPECTRO ANALYTICAL                       814.34
SPECTRUM FIN                             552.96
SPECTRUM FINISH                          930.16
SPECTRUM FINISHING                       132.30
SPECTRUM IND                           3,453.65
SPECTRUM IND                           3,299.23
SPECTRUM IND                           3,097.39
SPECTRUM INDUSTRIES                    3,666.38
SPECTRUM INDUSTRIES                    2,943.65
SPHERION                              66,835.93
SPHERION                              34,759.54
SPHERION                              34,029.16

TOOL PRODUCTS, INC. (MINNEAPOLIS)                        CASE NO. 04-67610
CASH DISBURSEMENTS
MARCH 2005

       VENDOR                  TOTAL DISBURSEMENTS
------------------------       -------------------
SPHERION                              29,024.63
SPHERION                              28,103.95
SPIRIT TOOL                              237.00
SPIROL INTERNATIONAL                     742.40
SPRAY-RITE                            53,338.99
STAR TRIBUNE                           1,567.12
STERLING                                 172.07
STORK-TWIN CITY                          114.40
STORK-TWIN CITY                           57.20
STORK-TWIN CITY TESTING                  960.00
STREET FLEET                              16.44
STRIKO                                   300.76
STRIKO DYNARD                          1,010.60
SUB-MEX                               20,142.08
SUB-MEX                               18,800.90
SUB-MEX                                1,813.00
SUB-MEX                                1,620.00
SUB-MEX                                  852.50
TEMPLE-INLAND                          1,312.50
TILSNER CARTON                         1,848.75
TILSNER CARTON                         1,833.75
TILSNER CARTON                         1,786.00
TILSNER CARTON                         1,545.00
TILSNER CARTON                         1,515.00
TOLL COMPANY                             656.20
TOLL COMPANY                             424.54
TOOLING ASSOC                          2,071.89
TOOLING ASSOC                            401.24
TOOLING ASSOCIATES                     1,030.43
TOSHIBA MACHINE                        6,145.00
TOSHIBA MACHINE                        1,985.16
TOSHIBA MACHINE                          626.22
TOSHIBA MACHINE                          569.78
TOSHIBA MACHINE                          127.80
TOYOTA                                56,817.84
TOYOTA-LIFT                               84.99
TOYOTA-LIFT                               82.86
TPC WIRE                                 197.63
TRANSMAN LOGISITCS                   176,172.53
TRITUS MANUFACTURING                     322.16
TROUT ENTERPRISE                       1,265.00
TROUT ENTERPRISES                      2,024.00
TROUT ENTERPRISES                      1,656.00
TROUT ENTERPRISES                      1,472.00
TROUT ENTERPRISES                      1,012.00
TRU-TONE                               3,119.25
TRU-TONE                               2,968.50
TRU-TONE FINISHING                     2,835.00
TRU-TONE FINISHING                     2,666.25
TULL BEARING                             190.96
TULL BEARING                              25.35
TULL BEARINGS                            375.53
TULL BEARINGS                            285.32
TULL BEARINGS                             83.59
TWIN CITY OPTICAL                        147.90
TWIN PINES METROLOGY                     349.00
U S TREASURY                              25.00
UN ST TREASURY                            25.00
UNITED ELECTRIC                        1,446.18
UNITED ELECTRIC                        1,195.53
UNITED ELECTRIC                          720.43
UNITED ELECTRIC                          711.92
UNUM LIFE                              8,884.31
UNUM LIFE                              1,190.01
US TREASURY                               25.00
US TREASURY                               25.00
US TREASURY                               25.00
VALMONT                                   81.06
VERIZON WIRELESS                         551.94
VERSA IRON & MACHINE                   1,023.59
WALTER HAMMOND                           174.95
WEYERHAEUSER                              40.00
WI SCTF                                   50.50
WI SCTF                                   50.50
WI SCTF                                   50.50

TOOL PRODUCTS, INC. (MINNEAPOLIS)                        CASE NO. 04-67610
CASH DISBURSEMENTS
MARCH 2005

       VENDOR                  TOTAL DISBURSEMENTS
------------------------       -------------------
WI SCTF                                    50.50
WILSON TOOL                               817.96
WIRE WORX                                 960.00
WIRE WORX                                 895.00
WIRE WORX                                 530.00
WS SCTF                                    50.50
XCEL ENERGY                            61,991.44

                                  $ 3,774,748.40

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 3/31/05

MINNEAPOLIS - BANK RECONCILIATION

Bank Balance                                                     -
Actual Outstanding Checks                             $ 335,833.91
Miscellaneous Reconciling Items Adjusted in April          (960.54)
                                                      ------------
                                                        334,873.37
Unadjusted GL Balance                                   334,873.37
                                                      ------------
Difference                                            $          -
                                                      ============

TOOL PRODUCTS, INC.
CASE NO. 04-67610
MINNEAPOLIS
OUTSTANDING CHECK LIST
CASE NO. 04-67610

   DATE        CHECK      OUTSTANDING
 11/8/2004     451757     $     271.85
11/11/2004     451812           500.00
11/15/2004     451855           124.74
 12/2/2004     452035            60.50
 12/3/2004     452068           192.32
 12/8/2004     452188           105.53
12/28/2004     452484           114.01
 1/13/2005     452731           399.78
 1/27/2005     453057            96.29
 2/10/2005     453337           188.22
 2/14/2005     453367            82.21
 2/25/2005     453620           101.05
  3/3/2005     453669           662.30
  3/3/2005     453686            78.17
  3/3/2005     453697         1,970.64
 3/10/2005     453761            38.25
 3/11/2005     453807           105.75
 3/16/2005     453872           367.08
 3/17/2005     453882           431.04
 3/17/2005     453903           243.62
 3/17/2005     453926           900.00
 3/17/2005     453927           364.15
 3/17/2005     453956         2,249.03
 3/18/2005     453966           174.95
 3/21/2005     453973           169.46
 3/21/2005     453976           199.69
 3/21/2005     453978         1,985.16
 3/21/2005     453979           580.00
 3/22/2005     453981           279.83
 3/22/2005     453988         1,329.29
 3/23/2005     453999         2,450.21
 3/23/2005     454004            56.61
 3/23/2005     454011           162.00
 3/23/2005     454013        30,275.91
 3/23/2005     454024            45.00
 3/23/2005     454025            17.35
 3/23/2005     454031            93.75
 3/23/2005     454042           260.50
 3/23/2005     454044           132.30
 3/23/2005     454052           569.78
 3/23/2005     454054         2,666.25
 3/23/2005     454057            25.00
 3/23/2005     454059         1,023.59
 3/23/2005     454065         1,317.20
 3/23/2005     454067           444.58
 3/23/2005     454068           111.90
 3/23/2005     454070           363.67
 3/23/2005     454071            62.50
 3/28/2005     454075           896.61
 3/28/2005     454076           208.75
 3/28/2005     454079            45.93
 3/28/2005     454080           230.00
 3/28/2005     454081           517.71
 3/29/2005     454082         3,580.00
 3/29/2005     454083         8,849.37
 3/29/2005     454084        17,927.38
 3/29/2005     454085           127.33
 3/29/2005     454086         2,159.42
 3/29/2005     454087           826.20
 3/29/2005     454088        25,176.87
 3/29/2005     454089           165.28
 3/29/2005     454090         1,159.49
 3/29/2005     454091         1,192.64
 3/29/2005     454092            82.86
 3/29/2005     454093         2,835.00
 3/30/2005     454094         3,846.00
 3/30/2005     454095           199.58
 3/30/2005     454096         3,904.88
 3/30/2005     454097           201.90
 3/30/2005     454099         1,260.00
 3/30/2005     454101            66.00
 3/30/2005     454102         1,786.00
 3/30/2005     454103           626.22
 3/31/2005     454104           193.44
 3/31/2005     454105           650.17
 3/31/2005     454106           121.33
 3/31/2005     454107            73.03
 3/31/2005     454108           166.50
 3/31/2005     454109           465.67
 3/31/2005     454110           731.00
 3/31/2005     454111         9,992.28
 3/31/2005     454112         4,777.85
 3/31/2005     454113            59.02
 3/31/2005     454114           100.00
 3/31/2005     454115            37.61
 3/31/2005     454116           553.67
 3/31/2005     454117           206.19
 3/31/2005     454118           133.60
 3/31/2005     454119           690.00
 3/31/2005     454120         2,759.86
 3/31/2005     454121         2,827.83
 3/31/2005     454122            50.54
 3/31/2005     454123         1,201.44
 3/31/2005     454125         1,112.92
 3/31/2005     454126         1,061.28
 3/31/2005     454127            99.82
 3/31/2005     454128         2,049.01
 3/31/2005     454129            77.45
 3/31/2005     454130         2,036.73
 3/31/2005     454131         2,875.49
 3/31/2005     454132           713.00
 3/31/2005     454133           469.52
 3/31/2005     454135         3,804.18
 3/31/2005     454136           428.50
 3/31/2005     454137           100.00
 3/31/2005     454138           997.21
 3/31/2005     454139           960.58
 3/31/2005     454140           437.25
 3/31/2005     454141            29.37
 3/31/2005     454142           425.00
 3/31/2005     454143            69.67
 3/31/2005     454144            26.67
 3/31/2005     454145         2,239.69
 3/31/2005     454146           120.57
 3/31/2005     454147        24,512.00
 3/31/2005     454148         2,831.29
 3/31/2005     454149           248.67
 3/31/2005     454150            35.00
 3/31/2005     454151           406.96
 3/31/2005     454152           111.83
 3/31/2005     454153           394.60
 3/31/2005     454154         1,559.10
 3/31/2005     454155           610.12
 3/31/2005     454156           550.79
 3/31/2005     454157           585.23
 3/31/2005     454159         1,107.18
 3/31/2005     454160         2,353.16
 3/31/2005     454161            34.80
 3/31/2005     454162           305.36
 3/31/2005     454163           711.89
 3/31/2005     454164           651.00
 3/31/2005     454165         2,943.65
 3/31/2005     454166        29,024.63
 3/31/2005     454167           960.00
 3/31/2005     454168        18,800.90
 3/31/2005     454169           366.74
 3/31/2005     454170         1,030.43
 3/31/2005     454171           322.16
 3/31/2005     454172         1,472.00
 3/31/2005     454173            25.35
 3/31/2005     454174           349.00
 3/31/2005     454175         1,195.53
 3/31/2005     454176            25.00
 3/31/2005     454177           105.53
 3/31/2005     454178           122.70
 3/31/2005     454179            50.50
 3/31/2005     454180        61,991.44
 3/31/2005     454181         1,800.00

                          $ 335,833.91

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

   The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: TOOL PRODUCTS, INC.         Capacity:   ___         Shareholder
      Case Number: 04-67610                   ___         Officer
                                              ___         Director
                                              ___         Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                      Weekly       or       Monthly

                                                _______               _______

CURRENT BENEFITS PAID:                          Weekly       or       Monthly

                 Health Insurance               _______               _______

                 Life Insurance                 _______               _______

                 Retirement                     _______               _______

                 Company Vehicle                _______               _______

                 Entertainment                  _______               _______

                 Travel                         _______               _______

                 Other Benefits                 _______               _______

                 Total Benefits                 _______               _______

CURRENT OTHER BENEFITS PAID:                    Weekly       or       Monthly

                 Rent Paid                      _______               _______

                 Loans                          _______               _______

                 Other (Describe)               _______               _______

                 Other (Describe)               _______               _______

                 Other (Describe)               _______               _______

                 Total Other Payments           _______               _______

CURRENT TOTAL OF ALL PAYMENTS:                  Weekly       or       Monthly

                                                _______               $0

Dated: APRIL 20, 2005                ___________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Tool Products, Inc.
                                                           Case Number: 04-67610

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                      CARRIER                POLICY PERIOD
--------------------             --------------           -----------------
Property                         Lloyds                   11/1/04-11/1/05
Boiler/Machine                   Hartford                 11/1/04-11/1/05
Cargo                            Fireman's Fund           11/1/04-11/1/05
Truck Cargo                      Fireman's Fund           11/1/04-11/1/05

Aviation                         USAIG                    11/1/04-11/1/05

Fiduciary                        St. Paul                 11/1/04-11/1/05

Primary D&O                      St. Paul                 11/1/04-11/1/05
Excess D&O                       Chubb                    11/1/04-11/1/05
Excess D&O                       Platte River             11/1/04-11/1/05

Crime                            AIG                      12/1/04-12/1/05

General Liability                ACE                      12/22/04-12/22/05
Umbrella                         National Union           12/22/04-12/22/05

Workers' Comp                    ACE                      12/22/04-6/22/05
Excess Workers' Comp             ACE                      12/22/04-12/22/05

Auto                             ACE                      12/22/04-12/22/05

Foreign (DIC)                    ACE                      12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67614
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
WAGNER CASTINGS CO.                         )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]   Operating Statement                         (Form 2)

     [X]   Balance Sheet                               (Form 3)

     [X]   Summary of Operations                       (Form 4)

     [X]   Monthly Cash Statement                      (Form 5)

     [X]   Statement of Compensation                   (Form 6)

     [X]   Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                                  YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                                  YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                                  YES [X] NO [ ]

5.   All United States Trustee Quarterly fees have been paid and are current

                                                                  YES [X] NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                                  YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: APRIL 20, 2005

                                       /s/ Robert E. Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer  (248) 952-2500
                                       -----------------------  ----------------
                                       Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 3-31-05
($000's)

                                                     CASE #04-67614
                                                        WAGNER
                                                       CASTINGS
                                           ----------------------------------
                                           Current Month   Total Since Filing
                                           -------------   ------------------
 Net Sales                                 $       5,645   $           32,128

Cost of Goods Sold
Materials and Freight                              1,092                7,705
Wages - Hourly                                       772                4,370
Wages-Salary                                         299                2,310
Employee Benefits and Pension                      1,037                7,576
 Repairs & Maintenance                               450                1,596
Supplies                                             298                1,613
Utilities                                            376                2,665
Purchased Components/Services                        822                4,623
Income(loss) from Pattern Sales                      (33)                 (78)
 Fixed Asset - (gain/loss)                             -                  (11)
 MIS Expense                                          40                  254
 Travel & Entertainment                                5                   18
 Other Variable Costs                                 (2)                 647
 Depreciation & Amortization                        (214)               1,479
 Other Allocated Fixed Costs                           -                   (5)
 Other Fixed Costs                                   158                  974
                                           -------------   ------------------
Cost of Goods Sold                                 5,100               35,736

Gross Profit                                         545               (3,608)

Plant SG&A Expense                                    18                  118
SG&A Expense - Allocation (Sched 1)                  191                1,104
 Other Operating Expenses                              -                  923
                                           -------------   ------------------
 Total Operating Expenses                            209                2,145

 Operating Profit                                    336               (5,753)

 Outside Interest Income                               -                    -
 Outside Interest (Expense)                            -                    -
 Intercompany Interest Income                          -                    -
 Intercompany Interest (Expense)                    (130)                (458)
 Charges (From) Affiliates                             -                    -
 Charges To Affiliates                                 -                    -
Income/Loss From European Operations                   -                    -
 Other Income/(Expense)                                2                   (2)
                                           -------------   ------------------
 Total Non-Operating Expenses                       (128)                (460)

 Income Before Income Taxes                          208               (6,213)

 Income Tax Expense                                    -                    -

                                           -------------   ------------------
 Net Income                                $         208   $           (6,213)
                                           =============   ==================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   March
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                               March
                                              -------
Officer Compensation                          $   189
Salary Expense other Employees                    919
Employee Benefits and Pension                     105
Payroll Taxes                                      60
Other Taxes                                         0
Rent and Lease Expense                            216
Interest Expense
Insurance                                          62
Automobile and Truck Expense                       11
Utilities (Gas Electric, Phone)                    68
Depreciation                                       87
Travel and Entertainment                           80
Repairs and Maintenance                            51
Advertising/Promotion                               0
Supplies, Office Expense                           32

OTHER:
Contributions                                       0
Professional Fees - Audit/Tax                     350
Bank Fees                                          15
Public Reporting Fees                              16
Employee Relocation/Training                        2
Data Processing                                    29
Dues and Subscriptions                             36
Outside Services                                  172
Project Development Costs net of Billings          73
Director Fees                                      25
Miscellaneous                                       4
Legal Fees                                          1
Cost Allocation - Europe                          (78)
Cost Allocation - Out                            (273)
                                              -------
                                              $ 2,250
                                              =======

Allocation:

Wagner Castings                                   191
Northern Castings                                  51
Ironton Iron                                        0
Lynchburg Foundry                                 193
Columbus Foundry                                  313
Wagner Havana                                       0
Intermet U.S. Holdings                            261
Cast-Matic Corp.                                   82
Diversified Diemakers                             257
Ganton Technologies                               168
Tool Products                                     137
Corporate                                         597
                                              -------
Total                                         $ 2,250
                                              =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 03-31-05

                                                   CASE #04-67614
                                                   --------------
                                                       WAGNER
                                                      CASTINGS
                                                   --------------
Cash And Equivalents                               $           31
Accounts Receivable                                         7,431
Short-Term Intercompany Receivables                             0
Inventories                                                 6,066
Other Current Assets                                          346
                                                   --------------
   TOTAL CURRENT ASSETS                                    13,874

Land and Buildings                                          2,412
 Machinery & Equipment                                     58,079
 Construction In Progress                                     854
                                                   --------------
 Total Fixed Assets                                        61,345
 Accumulated Depreciation                                 (52,917)
                                                   --------------
    NET FIXED ASSETS                                        8,428

 Investment In Subsidiaries                                     0
Investment In European Operations                               0
 Long-Term Intercompany Receivables                             0
 Deferred Taxes, Long-Term Asset                                0
 Other Assets                                                 157
                                                   --------------

    TOTAL ASSETS                                   $       22,459
                                                   ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                   $          986
Wages and Salaries  (See schedule)                            559
Taxes Payable - (See schedule)                                 70
                                                   --------------
  TOTAL POST PETITION LIABILITIES                           1,615

SECURED LIABILITIES:
SECURED BANK DEBT                                               0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                           0
 Accrued Tax - State                                            0
 Accrued Property Taxes                                        51
 Accrued Workers Comp                                       1,208
 Accrued Payroll                                               14
Accrued Payroll Taxes                                           0
                                                   --------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                  1,273

UNSECURED LIABILITIES
Accounts Payable                                            6,105
Senior  & IDR Bonds                                             0
                                                   --------------
TOTAL UNSECURED LIABILITIES                                 6,105

OTHER LIABILITIES
Accrued Liabilities                                         2,117
Short-Term Intercompany Payables                               26
Capital Leases                                                  0
 Retirement Benefits                                       (1,451)
 Deferred Taxes - Long-Term Liability                           0
 Other Long-Term Liabilities                                    0
 Long-Term Intercompany Payables                            2,242
 Minority Interest                                              0
                                                   --------------
 TOTAL LIABILITIES                                         11,927

 Common Stock                                                   0
 Capital In Excess Of Par Value                            17,027
Retained Earnings - Prepetition                              (282)
Retained Earnings - Post Petition                          (6,213)
Equity In European Operations
 Accumulated Translation Adjustment                             0
 Minimum Pension Liability Adjustment                           0
 Unearned Restricted Stock                                      0
                                                   --------------
TOTAL SHAREHOLDER EQUITY                                   10,532
                                                   --------------

 TOTAL LIABILITIES AND EQUITY                      $       22,459
                                                   ==============

PERIOD ENDED: 03-31-05          WAGNER CASTINGS COMPANY           CASE #04-67614

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                         Balance                                           Balance
                                          as of          Accrued /        Payments /        as of
                                         02-28-05        Withheld          Deposits        03-31-05
                                       -------------------------------------------------------------
Income tax withheld: Federal           $   (13,053)     $  (108,403)     $   121,456     $         0
Income tax withheld: State                  (4,206)         (27,409)          31,615               0
Income tax withheld: Local                       0                0                0               0
FICA Withheld                               (6,614)         (83,887)          84,541          (5,961)
Employers FICA                             (24,923)         (73,622)          84,541         (14,004)
Unemployment Tax: Federal                   (1,702)          (3,474)           4,575            (600)
Unemployment Tax: State                    (20,750)         (88,860)          93,396         (16,214)
All Other Payroll W/H                      (24,059)         (79,144)          97,215          (5,988)

State Taxes: Inc./Sales/Use/Excise              (2)              (3)               2              (3)
Property Taxes                             (29,829)          (6,000)               0         (35,829)

Workers Compensation                       (14,155)          (9,220)          32,785           9,410
                                       -------------------------------------------------------------

Total                                  $  (139,292)     $  (480,022)     $   550,126     $   (69,189)

Wages and Salaries                        (566,846)        (685,314)         693,105        (559,056)
                                       -------------------------------------------------------------

Grand Total                            $  (706,139)     $(1,165,337)     $ 1,243,230     $  (628,245)
                                       =============================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days                               Total          0-30 Days       30-60 Days     Over 60 Days
Accounts Payable - Post Petition       $   985,890      $   981,889      $     4,001    $          0
Accounts Receivable -Pre & Post        $ 8,716,694      $ 7,015,141      $   180,908    $  1,520,646

INTERMET CORPORATION AND SUBSIDIARIES
Cash Activity Analysis:
Month Ended 3/31/2005

                                                                         MONTHLY CASH STATEMENT

                                                                             CASE # 04-67614
                                                                       WAGNER CASTINGS (DECATUR)
                                       ------------------------------------------------------------------------------------------
          ACCOUNT TYPE                 LOCKBOX 771149     DEPOSIT            AP           CHECKING     PR (HOURLY)    PR (SALARY)
           ACCOUNT #                       256543        5401086433      2770716518       35223301      2770716500    2770716666
             BANK                         Bank One       Stan. Fed.      Stan. Fed.      First Bank     Stan. Fed.    Stan. Fed.
BEGINNING BANK BALANCE                            -               -               -          29,913              -              -
RECEIPTS                                  1,897,101       4,081,651               0             198              -              -
TRANSFERS IN (CORPORATE)                          -               -       1,972,549               -        225,422            654
DIP INFLOW                                        -               -               -               -              -              -
DISBURSEMENTS                                     -               -      (1,972,549)              -       (225,422)          (654)
TRANSFERS OUT (CORPORATE)                (1,897,101)     (4,081,651)              -               -              -              -
DIP REPAYMENT                                     -               -               -               -              -              -
                                       ------------------------------------------------------------------------------------------
ENDING BANK BALANCE                               -               -               -          30,111              -              -
DISBURSEMENTS PAID FOR BY CORPORATE                                       1,622,676
CHECKS ISSUED                                                             1,946,611
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                      785,686
                                                                         ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)             $4,354,973
                                                                         ==========

OUTSTANDING CHECKS AS OF FEBRUARY 28                                        415,359
VOIDED CHECKS OUTSTANDING AS OF FEBRUARY 28                                  (2,220)
CHECKS ISSUED IN MARCH                                                    1,946,611
CHECK CLEARED IN MARCH                                                   (1,972,549)
                                                                         ----------
OUTSTANDING CHECKS AS OF MARCH 31 (SEE OUTSTANDING CHECKLIST)            $  387,200
                                                                         ==========

DECATUR
CASE # 04-67614
AT 3/31/05

DECATUR - BANK RECONCILIATION

Bank Balance                                             $       -

Actual Outstanding Checks                                387,200.48

Unadjusted GL Balance                                    387,200.48
                                                         ----------

Difference                                               $        -
                                                         ==========

DECATUR
OUTSTANDING CHECKS
CASE # 04-67614

  DATE                CHECK         OUTSTANDING
 12/2/2004           116677          $ 6,798.97
12/16/2004           117036              658.00
  2/3/2005           118038               20.00
  2/3/2005           118066              187.28
 2/25/2005           118579              100.00
 3/17/2005           119088              145.00
 3/18/2005           119114            3,612.40
 3/18/2005           119121            3,927.10
 3/21/2005           119140            4,946.40
 3/21/2005           119143              534.15
 3/22/2005           119168            5,529.60
 3/22/2005           119170            2,926.79
 3/22/2005           119188              303.60
 3/23/2005           119200            3,115.65
 3/23/2005           119204            4,575.84
 3/23/2005           119205              650.00
 3/23/2005           119219              607.20
 3/24/2005           119228            7,961.53
 3/24/2005           119229              954.53
 3/24/2005           119233              225.00
 3/24/2005           119234            2,926.16
 3/24/2005           119248            3,612.40
 3/24/2005           119249               64.24
 3/24/2005           119250            2,781.57
 3/24/2005           119253              392.40
 3/24/2005           119254              455.40
 3/24/2005           119260              151.80
 3/25/2005           119274            1,638.98
 3/25/2005           119277              250.00
 3/25/2005           119283            6,102.32
 3/25/2005           119284            7,612.40
 3/25/2005           119288              117.30
 3/25/2005           119291            3,481.41
 3/25/2005           119293              120.00
 3/25/2005           119295              299.00
 3/28/2005           119303            1,723.48
 3/28/2005           119304              302.50
 3/28/2005           119305              403.00
 3/28/2005           119308              214.73
 3/28/2005           119309              100.00
 3/28/2005           119310            6,363.49
 3/28/2005           119311            6,275.41
 3/28/2005           119312              178.20
 3/28/2005           119313              250.51
 3/28/2005           119315               22.50
 3/28/2005           119317            3,201.00
 3/28/2005           119318            7,630.98
 3/28/2005           119321            1,244.40
 3/28/2005           119322              250.42
 3/28/2005           119323              107.46
 3/28/2005           119325            2,000.00
 3/28/2005           119326            4,401.60
 3/28/2005           119327            5,010.30
 3/28/2005           119332              520.02
 3/28/2005           119333              440.91
 3/28/2005           119335            4,344.75
 3/28/2005           119336              100.00
 3/28/2005           119337              107.46
 3/28/2005           119338            1,697.65
 3/28/2005           119339            6,450.00
 3/28/2005           119340              660.00
 3/28/2005           119343            1,366.20
 3/28/2005           119345              525.00
 3/28/2005           119346            3,354.00
 3/29/2005           119354           17,989.59
 3/29/2005           119355            5,427.88
 3/29/2005           119357              239.60
 3/29/2005           119358           10,886.40
 3/29/2005           119360               25.00
 3/29/2005           119361            2,534.63
 3/29/2005           119362            1,068.33
 3/29/2005           119364            5,021.88
 3/29/2005           119365              546.87
 3/29/2005           119366           23,142.00
 3/29/2005           119368            4,137.00
 3/29/2005           119369            3,665.13
 3/29/2005           119370              500.00
 3/29/2005           119371              300.00
 3/29/2005           119372               36.38
 3/29/2005           119374            2,235.00
 3/29/2005           119375              607.20
 3/29/2005           119376            5,509.00
 3/29/2005           119377              202.33
 3/30/2005           119384              498.19
 3/30/2005           119385              554.00
 3/30/2005           119386            9,895.20
 3/30/2005           119387              250.00
 3/30/2005           119388            5,833.65
 3/30/2005           119390            8,264.10
 3/30/2005           119391            1,585.19
 3/30/2005           119392              595.90
 3/30/2005           119393              750.71
 3/30/2005           119394            1,747.20
 3/30/2005           119395            3,000.00
 3/30/2005           119396            3,612.40
 3/30/2005           119397              131.45
 3/30/2005           119398              759.00
 3/30/2005           119399            5,784.00
 3/31/2005           119406              276.76
 3/31/2005           119407              782.70
 3/31/2005           119408              458.00
 3/31/2005           119409            2,674.73
 3/31/2005           119410           12,214.80
 3/31/2005           119411            4,122.83
 3/31/2005           119412              566.37
 3/31/2005           119413              463.00
 3/31/2005           119414              779.10
 3/31/2005           119415               73.27
 3/31/2005           119416              315.22
 3/31/2005           119417              150.75
 3/31/2005           119418              612.50
 3/31/2005           119419              167.29
 3/31/2005           119420            2,180.52
 3/31/2005           119421               69.23
 3/31/2005           119422           13,098.11
 3/31/2005           119423            8,831.00
 3/31/2005           119424            3,665.13
 3/31/2005           119425              913.66
 3/31/2005           119426           11,985.79
 3/31/2005           119427            5,959.51
 3/31/2005           119428              110.00
 3/31/2005           119429               32.00
 3/31/2005           119430           10,978.00
 3/31/2005           119431              455.40
 3/31/2005           119432              369.77
 3/31/2005           119433              136.50
 3/31/2005           119434            4,553.65
 3/31/2005           119435               95.00
 3/31/2005           119436           27,731.00
 1/31/2005           119539            3,128.97
 3/23/2005           119595              546.87
 3/28/2005           119597            1,525.00
 3/28/2005           119598              364.69
 3/29/2005           119599              837.00
 3/31/2005           119600               46.44
 11/5/2004           120747            1,564.32

                                   $ 387,200.48

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
MARCH 2005

                 VENDOR                     TOTAL DISBURSEMENTS
---------------------------------------------------------------
A D BROOKS                                  $            440.00
ABB INC                                               12,573.00
ACRISON INC                                            4,424.00
ADA JACKSON                                              440.00
ADP INC                                                  200.00
AEARO CO/AOSAFETY                                      1,096.17
AETNA US HEALTHCARE                                   17,989.59
AIR LIQUIED INDUSTRIAL US LP                           8,565.48
ALLIED ELECTRONICS INC                                    45.00
ALLIED MINERAL PRODUCTS INC                            2,719.75
AMERENIP                                             493,249.25
ANN ROYER                                                 20.00
APPLIED PROCESS INC                                   30,039.05
ARAMARK UNIFORM SERVICES INC                           2,495.58
ARCH WIRELESS                                            667.28
ARCHIE JOHNSON                                           440.00
ARCHITECTURAL IRON WORKS                               6,656.00
ARTHUR G BYRNE CO INC                                  7,961.53
ASSOCIATED ANES OF DECATUR                             1,430.00
AT&T                                                   1,301.41
AT&T                                                      39.71
BANCORP SOUTH                                           (700.00)
BARBARA LEE                                              440.00
BEARING DISTRIBUTORS INC                              24,639.38
BEELMAN TRUCK CO                                         302.50
BENTONITE PERFORMANCE MINERALS                       102,000.00
BERG ENGINEERING & SALES CO                              861.00
BERWYN GROUP                                               9.50
BETTY HAMILTON                                           440.00
BLACK & CO #11                                         6,219.74
BODINE ELECTRIC OF DECATUR                            25,448.50
BODINE ENVIRONMENTAL SERVICE                           6,527.70
BODINE SERVICES INC                                    2,745.80
BOULEVARD PROPERTIES LLC                                 856.25
BOWMAN HEINTZ BOSCIA & VICIAN                             16.10
BRAKE AND CLUTCH                                         114.00
BUEL COLE                                                440.00
BURDICK PLUMBING INC                                     214.73
BUSCHE ENTERPRISE DIVN INC                           119,001.54
C C FIRE EQUIPMENT CO INC                              1,481.40
CARLIN AUTOMATION INC                                    837.00
CASTEXPO 05                                              225.00
CC METALS AND ALLOYS INC                              21,711.95
CENTRAL STEEL & WIRE CO                                1,352.02
CHARLES BEDFORD OD/DEC EYECARE                           228.72
CHRIS INCORPORATED                                     1,250.00
CHRISTY-FOLTZ INC                                      1,089.28
CINGULAR WIRELESS                                         18.34
CITY OF DECATUR                                        6,363.49
CLIMATE CONTROL                                       90,922.68
COLUMBUS MCKINNON CORP                                 7,743.11
CONNOR CO                                              1,730.48

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
MARCH 2005

                 VENDOR                     TOTAL DISBURSEMENTS
---------------------------------------------------------------
CONTINENTAL CARBONIC PROD INC                            202.73
CONWAY CENTRAL EXPRESS                                 1,177.00
CORN BELT FS INC                                      12,148.70
COUGAR INDUSTRIES INC                                    397.43
CREATIVE BUSINESS FORMS                                  299.03
CRI RECYCLING                                            926.00
DAMON LEE                                                440.00
DAUBER COMPANY                                        14,448.00
DAVID A DENTON                                         1,844.98
DAVID RIGHTNOWAR                                         440.00
DCD TRANSPORTATION INC                                   534.15
DE LAGE LANDEN FIN SERVICES                            1,965.00
DEAN REEDY                                               566.37
DECATUR BOLT CO INC                                      193.40
DECATUR INDUSTRIAL ELECTRIC                            1,068.33
DECATUR MEMORIAL HOSPITAL                                225.78
DECATUR PRIDE CHECKER CAB                                 22.50
DECATUR RADIOLOGY PHYS SC                                 29.00
DHL EXPRESS                                              166.80
DIDION INTERNATIONAL INC                              14,021.80
DISA GOFF INC                                         14,909.04
DISA INDUSTRIES INC                                    8,369.80
DONALDSON CO INC                                       1,654.00
DONNELLY AUTOMOTIVE MACH INC                             833.88
DORSEY PIRTLE                                            440.00
DRACO MECHANICAL SUPPLY CO                               913.65
DYNAMIC AIR INC                                          262.22
EDMUND IND. OPTICS                                       676.50
ELECTRONICS INC                                        1,078.00
ELECTRO-NITE CO                                          779.10
ELKEM METALS INC                                      47,475.00
ENBRIDGE GAS SERVICES                                 82,936.97
ENGLEWOOD                                                327.16
FAMILY SUPPORT PAYMENT CENTER                            371.35
FEDEX                                                    427.41
FIDELITY                                               1,615.00
FIVE MORRS                                               295.96
FLUID CONTROL PRODUCTS                                    92.64
FOREMOST ELECT AND TRANS INC                             702.00
FOSECO INC                                             7,630.98
FRANK MATTHEWS                                           440.00
FRANK REED                                               440.00
FRISBY PMC                                           168,178.46
G E CAPITAL                                            2,017.49
G G BARNETT TRANSPORT INC                              2,182.03
GE CAPITAL                                               642.02
GE INSPECTION TECHNOLOGIES                             2,478.48
GENERAL KINEMATICS CORP                                1,321.00
GERDAU AMERISTEEL                                      8,916.69
GLENN PIERSON                                          1,576.10
GLENN ZILLS                                              640.00
GLOBE METALLUGICAL                                    46,284.00
GRAINGER INC                                             240.35

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
MARCH 2005

                 VENDOR                     TOTAL DISBURSEMENTS
---------------------------------------------------------------
GREGG OLDFIELD                                           159.00
GULLY TRANSPORTATION                                   9,116.73
HA INTERNATIONAL LLC                                  19,572.80
HAGERTY BROTHERS CO                                    3,918.62
HARRY BOND                                               440.00
HARRY E HILLS & ASSOC                                  5,517.65
HAUSNER HARD-CHROME INC.                                 750.71
HAWTHORN IND/JAMES J MAY                                 340.32
HICKMAN WILLIAMS & CO                                 21,000.00
HI-TEMP INC.                                           1,621.21
HOLTGRIEVE & CO                                        7,866.84
HQ PRINTERS                                               70.05
HTE TECHNOLOGIES                                       6,174.12
IL INDUSTRIAL COMMISSION                                (420.39)
ILL STUDENT ASSISTANCE COMM                              299.82
ILLINOIS DEPT OF REVENUE                                  11.00
INDUSTRIAL PROCESS EQUIPMENT                           1,084.99
INNOVATIVE LABELING SOLUTIONS                            706.93
INSIGHT CORPORATE SOLUT                                  705.24
INTERNAL REVENUE SERVICE                               1,287.50
IVORY CURRY                                              440.00
J C JELKS                                                440.00
J W ASSOCIATES INC                                       546.47
J.D. FINLEY                                              440.00
JAMES GAVIN                                              440.00
JAMES GREEN                                              440.00
JAMES JONES                                              836.45
JAMES REED                                               440.00
JASON MARSHALL                                           107.46
JEFF COCHRAN                                             400.00
JERRY SHERWOOD                                           440.00
JOHN C KEFALAS MDSC                                      412.42
JOHN H GERMERAAD - TRUSTEE                             3,963.47
JOHN HENRY FOSTER CO                                     146.50
KANSAS PAYMENT CENTER                                    346.15
KELLY CONSTRUCTION                                    11,356.93
KENT RUDBECK                                             300.00
KING-LAR CO                                           11,331.82
KIRBY RISK CORP                                        2,203.42
L & N INDUSTRIES INC                                   8,380.32
LAB SAFETY SUPPLY INC                                    337.99
LAND OF LINCOLN CREDIT UNION                          65,165.95
LARPEN METALLURGICAL SERVICE                          40,634.50
LARRY BONNELL                                            440.00
LARRY HAYES                                              440.00
LARRY TURPIN AND                                       5,000.00
LEADING EDGE ENTERPRISES INC                           9,350.00
LEVOY REED                                               440.00
LINCO REFRACTORY SUPPLY INC                            1,696.00
LOCAL #6-728 PACE                                     12,255.92
LORETTA'S WORK BOOTS                                     172.80
LOUIS THOMAS                                             440.00
LYNN ZASADA                                              440.00

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
MARCH 2005

                 VENDOR                     TOTAL DISBURSEMENTS
---------------------------------------------------------------
M H EQUIPMENT                                            127.20
M H EQUIPMENT CORP                                     2,004.80
MACIOROWSKI SACKMANN & ULRICH                          5,956.87
MARTIN BROS CONTAINER &                               15,393.60
MARTIN BRUMETT                                         1,145.04
MARVIN BRANDT                                            440.00
MARVIN KELLER TRUCKING                                   400.00
MCMASTER-CARR SUPPLY CO                                  172.98
MENNIE'S MACHINE CO                                  103,226.49
MERCER                                                10,760.00
METOKOTE CORP                                         13,882.08
METRO METAL PRODUCTS                                   3,525.76
METRO METAL PRODUCTS INC                              70,872.12
MICRO TEK PATTERN INC                                  2,670.00
MIDWEST CREDIT & COLLECTION                            2,344.60
MISSOURI REFRACTORIES CO INC                          14,016.00
MORGAN DISTRIBUTING INC                                6,793.67
MORGAN EXPRESS INC                                    43,120.58
MOTION INDUSTRIES INC                                    608.65
NATIONAL CITY                                          6,936.52
NATIONAL CITY BANK                                    36,013.72
NEWTON CONVEYORS INC                                     520.02
NOBLE SALES INC                                        2,781.57
OLSTEN STAFFING                                        1,853.11
OMNISOURCE FT WAYNE FERR DIV                         747,205.76
ONYX WASTE SERVICES MIDWEST                           37,305.52
PATHOLOGY ASSOC OF CENT IL                               110.00
PAYROLL ISSUED (INCLUDES CORP DISB)                  785,686.41
PECHINEY WORLD TRADE                                  32,540.19
PEERLESS METAL POWDERS                                36,960.00
PETRONOL CORP OF INDIANA                                 300.00
PHILLIP DANNEWITZ                                        440.00
PRAIRIE IDEALEASE                                      1,449.00
PRIMETRADE                                           209,074.28
PROVIDENT LIFE                                            89.25
QUALITY TEAM 1                                         4,344.75
R D MCMILLEN ENTERPRISES                               1,754.85
RADIOLOGICAL ASN OF DECATUR                              179.00
RECORD COPY SERVICES                                     105.80
REFRACTORY SALES & SRV CO INC                         18,072.00
RENEE HADDEN                                             300.00
RENTAL SERVICE CORP                                    2,733.60
RICHARD COLE                                             440.00
RICK WALLACE                                             400.00
ROBERT LOWRY                                             440.00
ROBERTS SINTO CORP                                     7,515.20
ROLAND MABRY                                             440.00
S J SMITH WELDING SUPPLY                               8,141.61
SAFETY SHOE DISTRIBUTORS                                 312.11
SAFETY-KLEEN CORP                                      2,093.65
SAFEWORKS DECATUR                                        392.40
SAFEWORKS-COLES COUNTY                                 7,057.20
SAFEWORKS-IL OF COLES COUNTY                           1,925.05

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
MARCH 2005

                 VENDOR                     TOTAL DISBURSEMENTS
---------------------------------------------------------------
SBC                                                    1,591.67
SD MYERS                                               4,016.00
SEBENS CONCRETE PRODUCTS INC                              60.15
SECURITAS SEC SVCS USA INC                             7,953.16
SHAWS CATERING SERVICE                                   525.47
SHERMAN BAINE                                            440.00
SHERRI GRIMES                                          2,692.50
SIMPSON TECHNOLOGIES                                  37,981.00
SLIGO STEEL                                            2,846.40
SOPH TECH                                              2,007.00
SOURCE ONE SUPPLY CORP                                    81.30
SPRINGFIELD ELECTRIC                                  13,208.93
ST MARYS DECATUR HOSPITAL                                165.60
ST MARY'S HOSPITAL                                     3,888.34
STATE TREASURER EX-OFFICIO                               420.39
STERICYCLE INC                                           113.67
STONE CONTAINER CORP                                  12,932.82
STRIGLOS OFFICE EQUIPMENT                              1,730.31
STUART BAKER MD                                       11,077.00
SUNBELT RENTALS                                       11,329.88
TARRANTS RADIATOR BRAKE SERV                             220.00
TEAM COOPERHEAT MQS                                      120.00
TENNECO AUTOMOTIVE                                    12,349.69
THOMAS H BOWDRE                                          440.00
THORNTON WELDING SERVICE INC                          14,945.79
TORUS MACHINING                                       14,377.20
TRACY CAUSEY                                              71.64
TRANSMAN                                              49,077.91
TYDUS GREEN                                              440.00
U S DEPARTMENT OF EDUCATION                              725.05
U S HARDWOOD PRODUCTS                                 12,103.08
UNION PLANTERS TRUST                                   5,800.00
UNITED WAY OF DEC & MID-IL                             1,261.50
VERIZON WIRELESS                                         940.62
WABEL TOOL CO                                        112,610.79
WALGREENS TREASURE DEPARTMENT                             80.77
WALLENDER-DEDMAN PRINTING                                145.00
WALZ EQUIPMENT                                         2,861.00
WARD NORTH AMERICA INC                                   299.00
WATTS COPY SYSTEMS INC                                   517.00
WEDRON SILICA COMPANY                                  6,015.00
WHEELABRATOR                                           1,007.26
WHITING CORP                                           4,882.70
WI SCTF                                                  480.00
WILKENS-ANDERSON CO                                      202.33
WILLIAM A KIBBE & ASSOC INC                            4,020.00
WILLIAM WALKER                                           440.00
WILLIE LEE GREEN                                         440.00
X-R-I TESTING DIV                                      3,354.00
ZEP MFG CO                                               276.38
                                            -------------------
                                            $      4,354,973.31

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

           The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  WAGNER CASTINGS CO.            Capacity:  ___   Shareholder
       Case Number: 04-67614                     ___   Officer
                                                 ___   Director
                                                 ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:             Weekly       or      Monthly
                                       _______              _______

CURRENT BENEFITS PAID:                 Weekly       or      Monthly

          Health Insurance             _______              _______

          Life Insurance               _______              _______

          Retirement                   _______              _______

          Company Vehicle              _______              _______

          Entertainment                _______              _______

          Travel                       _______              _______

          Other Benefits               _______              _______

          Total Benefits               _______              _______

CURRENT OTHER BENEFITS PAID:           Weekly       or      Monthly

          Rent Paid                    _______              _______

          Loans                        _______              _______

          Other (Describe)             _______              _______

          Other (Describe)             _______              _______

          Other (Describe)             _______              _______

          Total Other Payments         _______              _______

CURRENT TOTAL OF ALL PAYMENTS:         Weekly       or      Monthly

                                       _______              $    0

Dated: APRIL 20, 2005               ___________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Wagner Castings Co.
                                                           Case Number: 04-67614

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE              CARRIER                POLICY PERIOD
--------------              -------                -------------
Property                    Lloyds                 11/1/04-11/1/05
Boiler/Machine              Hartford               11/1/04-11/1/05
Cargo                       Fireman's Fund         11/1/04-11/1/05
Truck Cargo                 Fireman's Fund         11/1/04-11/1/05

Aviation                    USAIG                  11/1/04-11/1/05

Fiduciary                   St. Paul               11/1/04-11/1/05

Primary D&O                 St. Paul               11/1/04-11/1/05
Excess D&O                  Chubb                  11/1/04-11/1/05
Excess D&O                  Platte River           11/1/04-11/1/05

Crime                       AIG                    12/1/04-12/1/05

General Liability           ACE                    12/22/04-12/22/05
Umbrella                    National Union         12/22/04-12/22/05

Workers' Comp               ACE                    12/22/04-6/22/05
Excess Workers' Comp        ACE                    12/22/04-12/22/05

Auto                        ACE                    12/22/04-12/22/05

Foreign (DIC)               ACE                    12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 31, 2005:

IN RE:                                    )
INTERMET CORPORATION, ET AL               ) CASE NO: 04-67611
                                          ) Chapter 11
                                          ) Judge: Marci B. McIvor
WAGNER HAVANA, INC.                       )
                               Debtor     )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]   Operating Statement                 (Form 2)

     [X]   Balance Sheet                       (Form 3)

     [X]   Summary of Operations               (Form 4)

     [X]   Monthly Cash Statement              (Form 5)

     [X]   Statement of Compensation           (Form 6)

     [X]   Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                  YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                  YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                  YES [X] NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                  YES [X] NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                  YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: APRIL 20, 2005                 /s/ Robert E. Belts
                                      -----------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer   (248) 952-2500
                                      -----------------------   ---------------
                                      Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 3-31-05
($000's)

                                                CASE #04-67611
                                                    WAGNER
                                                    HAVANA
                                       ------------------------------------
                                       Current Month     Total Since Filing
                                       -------------     ------------------
 Net Sales                                $     0            $     0
Cost of Goods Sold
Materials and Freight                           -                  -
Wages - Hourly                                  -                  -
Wages-Salary                                    -                  -
Employee Benefits and Pension                 140                354
 Repairs & Maintenance                          -                  -
Supplies                                        -                 50
Utilities                                       7                 24
Purchased Components/Services                   -                 (1)
Income(loss) from Pattern Sales                 -                  -
 Fixed Asset - (gain/loss)                      -                  -
 MIS Expense                                    -                  1
 Travel & Entertainment                         -                  -
 Other Variable Costs                          14                 22
 Depreciation & Amortization                    -                  -
 Other Allocated Fixed Costs                    -                  -
 Other Fixed Costs                              7                143
                                          -------            -------
Cost of Goods Sold                            168                593
Gross Profit                                 (168)              (593)
Plant SG&A Expense                              -                  -
SG&A Expense - Allocation (Sched 1)             -                  -
 Other Operating Expenses                       -              4,895
                                          -------            -------
 Total Operating Expenses                       -              4,895
 Operating Profit                            (168)            (5,488)
 Outside Interest Income                        -                  -
 Outside Interest (Expense)                     -                  -
 Intercompany Interest Income                   -                  -
 Intercompany Interest (Expense)                -                 (5)
 Charges (From) Affiliates                      -                  -
 Charges To Affiliates                          -                  -
Income/Loss From European Operations            -                  -
 Other Income/(Expense)                       170                136
                                          -------            -------
 Total Non-Operating Expenses                 170                131
 Income Before Income Taxes                     2             (5,357)
 Income Tax Expense                             -                  -
                                          -------            -------
 Net Income                               $     2            ($5,357)
                                          =======            =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   March
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                             March
                                            -------
Officer Compensation                        $   189
Salary Expense other Employees                  919
Employee Benefits and Pension                   105
Payroll Taxes                                    60
Other Taxes                                       0
Rent and Lease Expense                          216
Interest Expense
Insurance                                        62
Automobile and Truck Expense                     11
Utilities(Gas Electric,Phone)                    68
Depreciation                                     87
Travel and Entertainment                         80
Repairs and Maintenance                          51
Advertising/Promotion                             0
Supplies, Office Expense                         32
OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                        15
Public Reporting Fees                            16
Employee Relocation/Training                      2
Data Processing                                  29
Dues and Subscriptions                           36
Outside Services                                172
Project Development Costs net of Billings        73
Director Fees                                    25
Miscellaneous                                     4
Legal Fees                                        1
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (273)
                                            -------
                                            $ 2,250
                                            =======

Allocation:

Wagner Castings             191
Northern Castings            51
Ironton Iron                  0
Lynchburg Foundry           193
Columbus Foundry            313
Wagner Havana                 0
Intermet U.S. Holdings      261
Cast-Matic Corp.             82
Diversified Diemakers       257
Ganton Technologies         168
Tool Products               137
Corporate                   597
                         ------
Total                    $2,250
                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 03-31-05

                                             CASE #04-67611
                                             --------------
                                                 WAGNER
                                                 HAVANA
                                             --------------
Cash And Equivalents                            $      0
Accounts Receivable                                   68
Short-Term Intercompany Receivables                    0
Inventories                                          198
Other Current Assets                                   0
                                                --------
   TOTAL CURRENT ASSETS                              266
Land and Buildings                                 1,633
 Machinery & Equipment                            14,700
 Construction In Progress                              0
                                                --------
 Total Fixed Assets                               16,333
 Accumulated Depreciation                        (13,534)
                                                --------
    NET FIXED ASSETS                               2,799
 Investment In Subsidiaries                            0
Investment In European Operations                      0
 Long-Term Intercompany Receivables                    0
 Deferred Taxes, Long-Term Asset                       0
 Other Assets                                          0
                                                --------
    TOTAL ASSETS                                $  3,065
                                                ========
LIABILITIES AND SHAREHOLDER EQUITY
POST PETITION LIABILITIES
Accounts Payable                                $      7
Wages and Salaries  (See schedule)                     0
Taxes Payable - (See schedule)                        42
                                                --------
  TOTAL POST PETITION LIABILITIES                     49
SECURED LIABILITIES:
SECURED BANK DEBT                                      0
PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                  0
 Accrued Tax - State                                   3
 Accrued Property Taxes                               63
 Accrued Workers Comp.                               393
 Accrued Payroll                                     127
Accrued Payroll Taxes                                  0
                                                --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES           586
UNSECURED LIABILITIES
Accounts Payable                                     179
Senior  & IDR Bonds                                    0
                                                --------
TOTAL UNSECURED LIABILITIES                          179
OTHER LIABILITIES
Accrued Liabilities                                    4
Short-Term Intercompany Payables                       0
Capital Leases                                         0
 Retirement Benefits                                   0
 Deferred Taxes - Long-Term Liability                  0
 Other Long-Term Liabilities                           0
 Long-Term Intercompany Payables                   8,036
 Minority Interest                                     0
                                                --------
 TOTAL LIABILITIES                                 8,854
 Common Stock                                          0
 Capital In Excess Of Par Value                    9,349
Retained Earnings - Prepetition                   (9,781)
Retained Earnings - Post Petition                 (5,357)
Equity In European Operations
 Accumulated Translation Adjustment                    0
 Minimum Pension Liability Adjustment                  0
 Unearned Restricted Stock                             0
                                                --------
TOTAL SHAREHOLDER EQUITY                          (5,789)
                                                --------
 Total Liabilities And Equity                   $  3,065
                                                ========

PERIOD ENDED: 03-31-05            WAGNER HAVANA                   CASE #04-67611

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                  Balance
                                       as of       Accrued /     Payments /     as of
                                     2/28/2005     Withheld       Deposits     3-31-05
                                     ---------------------------------------------------
Income tax withheld: Federal         $        0    $        0    $        0   $        0
Income tax withheld: State                    0             0             0            0
Income tax withheld: Local                    0             0             0            0
FICA Withheld                                 0             0             0            0
Employers FICA                                0             0             0            0
Unemployment Tax: Federal                     0             0             0            0
Unemployment Tax: State                       0             0             0            0
All Other Payroll W/H                         0             0             0            0
State Taxes: Inc./Sales/Use/Excise            0             0             0            0
Property Taxes                          (35,075)       (7,015)            0      (42,090)
Workers Compensation                    (14,460)            0        14,460            0
                                     ---------------------------------------------------
Total                                ($  49,535)   ($   7,015)   $   14,460   ($  42,090)
Wages and Salaries                            0             0             0            0
                                     ---------------------------------------------------
Grand Total                          ($  49,535)   ($   7,015)   $   14,460   ($  42,090)
                                     ===================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   Total    0-30 Days   30-60 Days  Over 60 Days
Accounts Payable               $7,094    $ 7,094      $    0       $    0
Accounts Receivable            $    0    $     0      $    0       $    0

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                   MONTHLY CASH STATEMENT
Month Ended 3/31/2005

                                             Case # 04-67611
                                              WAGNER HAVANA
                            -------------------------------------------------
       Account Type           Deposit         AP      PR(Hourly)  PR (Salary)
        Account #            5401086441   2770716534  2770716526  2770716674
          BANK               Stan. Fed.   Stan. Fed.  Stan. Fed.  Stan. Fed.
BEGINNING BANK BALANCE               -             -           -            -
RECEIPTS                             -             -           -            -
TRANSFERS IN (CORPORATE)             -        20,477           -            -
DIP INFLOW                           -             -           -            -
DISBURSEMENTS                        -       (20,477)          -            -
TRANSFERS OUT (CORPORATE)            -             -           -            -
DIP REPAYMENT                        -             -           -            -
                                                                            -
                                                                            -
                            -------------------------------------------------
ENDING BANK BALANCE                  -             -           -            -

DISBURSEMENTS
 PAID FOR BY CORPORATE                         1,140
CHECKS ISSUED                                 16,296
                                          ----------
TOTAL DISBURSEMENTS                       $   17,436
                                          ==========
OUTSTANDING CHECKS
 AS OF FEBRUARY 28                             5,444
VOIDED CHECKS OUTSTANDING
 AS OF FEBRUARY 28                              (921)
CHECKS ISSUED IN MARCH                        16,296
CHECK CLEARED IN MARCH                       (20,477)
                                          ----------
OUTSTANDING CHECKS AS OF
 MARCH 31
 (SEE OUTSTANDING CHECKLIST)              $      342
                                          ==========

NOTE: Havana's payroll is consolidated with the Corporate payroll due to immateriality

WAGNER HAVANA, INC.                                            CASE NO. 04-67611
CASH DISBURSEMENTS
MARCH 2005

           VENDOR               TOTAL DISBURSEMENTS
---------------------------------------------------
AMERENCIPS (ELECTRIC)              $    5,596.90
 ADP                                      780.00
 ADP                                       85.00
 Aetna                                    109.15
 Berwyn                                    95.00
 Provident Life                            70.83
CITY OF HAVANA                              9.42
 ELECTRICITY EXCISE TAX                 2,025.00
 GALLATIN RIVER COMMUNICATION             129.72
PITNEY BOWES INC                          116.00
SECURITAS SECURITY SERV                 8,361.36
VERIZON WIRELESS                           57.99
                                   -------------
                                   $   17,436.37

WAGNER HAVANA, INC.
CASE NO. 04-67611
AT 3/31/05

HAVANA - BANK RECONCILIATION
Bank Balance                   $        -
Actual Outstanding Checks          342.00
Unadjusted GL Balance              342.00
                               ----------
Difference                     $        -
                               ==========

WAGNER HAVANA, INC.
OUTSTANDING CHECKS
CASE NO. 04-67611

      DATE       CHECK      OUTSTANDING
11/12/2004       52197      $    300.00
 2/17/2005       52204            42.00
                            $    342.00

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: MARCH 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: WAGNER HAVANA, INC.        Capacity: ___   Shareholder
      Case Number:  04-67611               ___   Officer
                                           ___   Director
                                           ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                Weekly      or     Monthly
                                          _______            _______

CURRENT BENEFITS PAID:                    Weekly      or     Monthly

             Health Insurance             _______            _______

             Life Insurance               _______            _______

             Retirement                   _______            _______

             Company Vehicle              _______            _______

             Entertainment                _______            _______

             Travel                       _______            _______

             Other Benefits               _______            _______

             Total Benefits               _______            _______

CURRENT OTHER BENEFITS PAID:              Weekly      or     Monthly

             Rent Paid                    _______            _______

             Loans                        _______            _______

             Other (Describe)             _______            _______

             Other (Describe)             _______            _______

             Other (Describe)             _______            _______

             Total Other Payments         _______            _______

CURRENT TOTAL OF ALL PAYMENTS:            Weekly      or     Monthly

                                          _______            $     0

Dated: APRIL 20, 2005                ___________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Wagner Havana, Inc.
                                                           Case Number: 04-67611

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE              CARRIER               POLICY PERIOD
Property                    Lloyds                11/1/04-11/1/05
Boiler/Machine              Hartford              11/1/04-11/1/05
Cargo                       Fireman's Fund        11/1/04-11/1/05
Truck Cargo                 Fireman's Fund        11/1/04-11/1/05

Aviation                    USAIG                 11/1/04-11/1/05

Fiduciary                   St. Paul              11/1/04-11/1/05

Primary D&O                 St. Paul              11/1/04-11/1/05
Excess D&O                  Chubb                 11/1/04-11/1/05
Excess D&O                  Platte River          11/1/04-11/1/05

Crime                       AIG                   12/1/04-12/1/05

General Liability           ACE                   12/22/04-12/22/05
Umbrella                    National Union        12/22/04-12/22/05

Workers' Comp               ACE                   12/22/04-6/22/05
Excess Workers' Comp        ACE                   12/22/04-12/22/05

Auto                        ACE                   12/22/04-12/22/05

Foreign (DIC)               ACE                   12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.